Exhibit 10.2

Execution Version

OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT

THIS OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT (this “Agreement”) is made as of September 5, 2025, by and among (i) Domino’s Pizza Master Issuer LLC, a Delaware limited liability company (the “Master Issuer”), Domino’s IP Holder LLC, a Delaware limited liability company (the “IP Holder”), Domino’s Pizza Distribution LLC, a Delaware limited liability company (the “Domestic Supply Chain Holder”), Domino’s Progressive Foods Distribution LLC, a Delaware limited liability company (the “PFS Domestic Supply Chain Holder”), Domino’s SPV Canadian Holding Company Inc., a Delaware corporation (the “SPV Canadian Holdco” and together with the Master Issuer, the IP Holder, and the Domestic Supply Chain Holder and the PFS Domestic Supply Chain Holder, the “Co-Issuers”), Domestic Pizza Franchising LLC, a Delaware limited liability company (the “Domestic Franchisor”), Domino’s Pizza International Franchising Inc., a Delaware corporation (the “International Franchisor”), Domino’s RE LLC, a Delaware limited liability company (the “Domestic Supply Chain Real Estate Holder”), Domino’s EQ LLC, a Delaware limited liability company (the “Domestic Supply Chain Equipment Holder”), Domino’s Pizza Canadian Distribution ULC, a Nova Scotia unlimited company (the “Canadian Distributor”), Domino’s Pizza International Franchising of Michigan LLC, a Michigan limited liability company (the “International Franchisor (Michigan)”) and Domino’s SPV Guarantor LLC, a Delaware limited liability company (the “SPV Guarantor”, together with the Domestic Franchisor, the International Franchisor, the Domestic Supply Chain Real Estate Holder, the Domestic Supply Chain Equipment Holder, the Canadian Distributor and the International Franchisor (Michigan), the “Guarantors”, and the Guarantors together with the Co-Issuers, the “Securitization Entities”), (ii) Domino’s Pizza LLC, a Michigan limited liability company (“DPL”, and, in its capacity as Manager under the Management Agreement, the “Manager”), (iii) Progressive Food Solutions LLC, a Michigan limited liability company (“PFS”) (iv) Domino’s Pizza NS Co., a Nova Scotia unlimited company (the “Canadian Manufacturer”), (v) Domino’s Pizza, Inc., a Delaware corporation (the “Holdco”), (vi) Citibank, N.A., a national banking association, as indenture trustee and not in its individual capacity (together with its successors and assigns, the “Trustee”), (vii) Midland Loan Services, a Division of PNC Bank, National Association, as Servicer (in such capacity, together with its successors and assigns, the “Servicer”) and as Control Party (in such capacity, together with its successors and assigns, the “Control Party”), (viii) FTI Consulting, Inc., a Maryland corporation, as back-up manager (together with its successors and assigns, in such capacity, the “Back-Up Manager”) and (ix) Barclays Capital Inc. as Initial Purchaser Representative under the Series 2025-1 Class A-2 Note Purchase Agreement, dated as of the date hereof, by and among the Master Issuer, the Co-Issuers and the Initial Purchasers (as defined therein).

W I T N E S S E T H:

WHEREAS, the Co-Issuers and the Trustee have entered into the Amended and Restated Base Indenture, dated as of March 15, 2012 (such agreement, as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Base Indenture”);

WHEREAS, the Co-Issuers, the Manager, the Trustee and the Back-Up Manager, have entered into the Back-Up Management Agreement, dated as of April 16, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Back-Up Management Agreement”);

WHEREAS, the Manager, the Canadian Manufacturer, each of the Securitization Entities and the Trustee have entered into the Management Agreement, dated as of March 15, 2012 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Management Agreement”);

WHEREAS, Holdco and the Trustee have entered into the Parent Company Support Agreement, dated as of March 15, 2012 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Parent Company Support Agreement”);

WHEREAS, Master Issuer, IP Holder, Domestic Supply Chain Holder, SPV Canadian Holdco, Manager, Trustee and Servicer have entered into the Amended and Restated Servicing Agreement, dated as of April 16, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Servicing Agreement”);

WHEREAS, the parties hereto which are parties to the applicable agreements intend to (i) enter into the Ninth Supplement to Amended and Restated Base Indenture, dated as of the date hereof (the “Ninth Supplement”), pursuant to which the Co-Issuers will amend certain provisions of the Existing Base Indenture subject to the conditions set forth in the Ninth Supplement, (ii) amend the Existing Back-Up Management Agreement as set forth in Section 3 herein (as so amended, the “Back-Up Management Agreement Amendment”), (iii) amend the Existing Management Agreement as set forth in Section 4 herein (as so amended, the “Management Agreement Amendment”), (iv) amend the Existing Parent Company Support Agreement as set forth in Section 5 herein (as so amended, the “Parent Company Support Agreement Amendment”), (v) amend the Existing Servicing Agreement as set forth in Section 6 herein (as so amended, the “Servicing Agreement Amendment”), (vi) amend the limited liability company agreements or certificate of incorporation, as applicable, as in effect immediately prior to the date hereof (the “Operating Agreements”) of each Securitization Entity (other than PFS Domestic Supply Chain Holder, the Canadian Distributor and the SPV Canadian Holdco) as set forth in Section 7, (vii) amend the defined terms in each Related Document as set forth in Section 8 herein, (viii)(x) terminate the Product Purchase and Distribution Agreement and the PFS Product Purchase and Distribution Sub-Management Agreement on the date hereof as set forth in Section 8 herein and (y) transfer to DPL the PULSE Assets, the Technology Assets and all related rights to receive PULSE Maintenance Fees, PULSE License Fees and Technology Fees (collectively, the “PULSE and Technology Assets”) as set forth in the Omnibus Transfer Agreement (2025), dated as of the date hereof, by and among DPL, Master Issuer, IP Holder, Domestic Supply Chain Holder, PFS Domestic Supply Chain Holder and the other entities party thereto, and (ix) enter into the Series 2025-1 Supplement, dated as of the date hereof, pursuant to which the Co-Issuers have agreed to issue a Series of Notes (the “Series 2025-1 Notes”) subject to the conditions set forth in the Series 2025-1 Supplement to Amended and Restated Base Indenture (the “Series 2025-1 Supplement,” and together with the Ninth Supplement, the Back-Up Management Agreement Amendment, the Management Agreement Amendment, the Parent Company Support Agreement Amendment, the Servicing Agreement Amendment and the amendments pursuant to the foregoing clauses (vi) and (vii), the “Amendments”; and the Related Documents as amended by the Amendments, the “Amended Related Documents”);

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WHEREAS, the PFS Domestic Supply Chain Holder intends to (i) execute an assumption agreement to become jointly and severally obligated under the Global G&C Agreement and (iii) execute any other joinders and other similar documents as required to become a party to any other Related Documents in its capacity as a Guarantor (the “Joinder Documents”);

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned hereby agrees as follows:

1. Defined Terms.

(a) Unless otherwise noted, all capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Existing Base Indenture.

(b) Notwithstanding anything to the contrary therein, effective as of the date hereof, references in each Related Document to any other Related Document shall include such agreement as amended, amended and restated and/or supplemented, as the case may be, as of the date hereof and as may be further amended, restated, amended and restated or otherwise modified and in effect from time to time.

2. Consent to Amendments and Joinder Documents.

(a) Each party hereto (with respect to the Back-Up Manager, solely in its own individual capacity and not on behalf of any Noteholder, and with respect to the Trustee under clauses (i), (ii) and (iii), solely at the direction of the Control Party) hereby (i) consents to the amendment, supplement or amendment and restatement, as applicable, of each applicable Related Document (as in effect immediately prior to the date hereof) by the Amendments and to the Amended Related Documents to the extent the consent of such party is required by such Related Documents, (ii) consents to the execution of the Joinder Documents to the extent the consent of such party is required by the Related Documents, (iii) consents to the issuance of the Series 2025-1 Notes to the extent the consent of such party is required by the Related Documents, and (iv) waives any requirement of the receipt of prior notice under any Related Document with respect to the foregoing.

(b) In connection with Section 7.2 of the Existing Back-Up Management Agreement, the Back-Up Manager hereby consents to continue its obligations under the Back-Up Management Agreement and any other Related Document with respect to the issuance and sale by the Co-Issuers of the Series 2025-1 Notes.

(c) The Control Party hereby (i) consents to the termination of the Product Purchase and Distribution Agreement and the PFS Product Purchase and Distribution Sub- Management Agreement on the date hereof, (ii) directs the Co-Issuers to designate the PFS Domestic Supply Chain Holder as a Co-Issuer in accordance with Section 8.34(c) of the Existing Base Indenture, and (iii) consents to the release of (x) the SPV Canadian Holdco as a Co-Issuer under the Base Indenture, and (y) the Canadian Distributor as a Guarantor under the Global G&C Agreement, in each case, at any time on or after the date hereof.

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3. Amendments to Existing Back-Up Management Agreement. The Existing Back- Up Management Agreement is hereby amended by (a) deleting the stricken text in red (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) inserting the double-underlined text in blue (indicated textually in the same manner as the following example: double-underlined text), in each case, in the Back-Up Management Agreement attached as Exhibit A to this Agreement.

4. Amendments to Existing Management Agreement. The Existing Management Agreement is hereby amended by (a) deleting the stricken text in red (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) inserting the double-underlined text in blue (indicated textually in the same manner as the following example: double-underlined text), in each case, in the Management Agreement attached as Exhibit B to this Agreement.

5. Amendments to Existing Parent Support Agreement. The Existing Parent Company Support Agreement is hereby amended by (a) deleting the stricken text in red (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) inserting the double-underlined text in blue (indicated textually in the same manner as the following example: double-underlined text), in each case, in the Parent Company Support Agreement attached as Exhibit C to this Agreement.

6. Amendments to Existing Servicing Agreement. The Existing Servicing Agreement is hereby amended by (a) deleting the stricken text in red (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) inserting the double-underlined text in blue (indicated textually in the same manner as the following example: double-underlined text), in each case, in the Servicing Agreement attached as Exhibit D to this Agreement.

7. Amendments to Operating Agreements and Certificate of Incorporation of the Securitization Entities.

(a) The Operating Agreements of the Securitization Entities (other than International Franchisor, PFS Domestic Supply Chain Holder, the Canadian Distributor, the SPV Canadian Holdco and International Franchisor) are hereby amended by (a) deleting the stricken text in red (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) inserting the double-underlined text in blue (indicated textually in the same manner as the following example: double-underlined text), in each case, in the form attached as Exhibit E-1 to this Agreement.

(b) The certificate of incorporation of International Franchisor will be amended by (a) deleting the stricken text in red (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) inserting the double-underlined text in blue (indicated textually in the same manner as the following example: double-underlined text), in each case, in the form attached as Exhibit E-2 to this Agreement.

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8. Conforming Changes in Related Documents. The existing Related Documents and the Operating Agreements of the Securitization Entities are hereby amended such that any and all references to the terms in the left hand column below are hereby replaced with the terms in the right hand column below.

Existing Term	Amended Term
Canadian Distribution Assets Sale Agreement	Canadian Distributor Assets Sale Agreement

Distributors	Supply Chain Holders

Distribution Agreements	Supply Chain Agreements

Distribution Assets	Supply Chain Assets

Distribution Center Expenses	Supply Chain Center Expenses

Distribution Concentration Accounts	Supply Chain Concentration Accounts

Distribution Operating Expenses	Supply Chain Operating Expenses

Distributor Costs of Goods Sold	Supply Chain Costs of Goods Sold

Distributor Franchisee Rebates	Supply Chain Franchisee Rebates

Domestic Distribution Asset	Domestic Supply Chain Asset

Domestic Distribution Agreements	Domestic Supply Chain Agreements

Domestic Distribution Concentration Account	Domestic Supply Chain Concentration Account

Domestic Distribution Equipment Holder	Domestic Supply Chain Equipment Holder

Domestic Distribution Real Estate Holder	Domestic Supply Chain Real Estate Holder

Domestic Distributor	Domestic Supply Chain Holder

Domestic Manufacturing and Distribution Centers	Domestic Supply Chain Centers

Domestic Manufacturing and Distribution Centers Distribution and Contribution Agreements	Domestic Supply Chain Centers Distribution and Contribution Agreements

Estimated Weekly Distributor Profit Amount	Estimated Weekly Supply Chain Profit Amount

Excluded Domestic Distribution Leasehold Assets	Excluded Domestic Supply Chain Leasehold Assets

Leased Domestic Manufacturing and Distribution Centers	Leased Domestic Supply Chain Centers

Manufacturing and Distribution Centers	Supply Chain Centers

Manufacturing and Distribution Center Mortgages	Supply Chain Center Mortgages

Monthly Distributor Profit Adjustment Amount	Monthly Supply Chain Profit Adjustment Amount

Monthly Distributor Profit Period	Monthly Supply Chain Profit Period

Weekly Distribution Services Reimbursement Amount	Weekly Supply Chain Services Reimbursement Amount

Weekly Distributor Profit Amount	Aggregate Weekly Supply Chain Profit Amount

Weekly Distributor Profit Deficiency Amount	Weekly Supply Chain Profit Deficiency Amount

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9. Termination of Product Purchase Agreements.

(a) DPL and the Domestic Supply Chain Holder hereby agree that the Product Purchase and Distribution Agreement shall be terminated as of the date hereof, and waive any requirement of the receipt of prior notice thereunder with respect to the foregoing. Any references to the Product and Purchase and Distribution Agreement in the Related Documents and the operational agreements of the Securitization Entities shall be deemed to be removed.

(b) DPL and PFS hereby agree that the PFS Product Purchase and Distribution Sub-Management Agreement shall be terminated as of the date hereof, and waive any requirement of the receipt of prior notice thereunder with respect to the foregoing.

10. References to PULSE and Technology Assets.

(a) The existing Related Agreements and the operational agreements of the Securitization Entities are hereby amended such that all references to ownership of the PULSE and Technology Assets shall refer to DPL.

11. Reaffirmation and Acknowledgment. Each of the Securitization Entities and the Manager hereby ratifies and reaffirms all of its payment, performance and other obligations and liabilities, whether contingent or otherwise, under each of the Related Documents to which it is a party. Each Securitization Entity that is a Co-Issuer hereby ratifies and reaffirms the grant of security under the Base Indenture, and each Securitization Entity that is a Guarantor hereby ratifies and reaffirms the grant of security under the Global G&C Agreement, and in each case, such Securitization Entity confirms and agrees that such security interests continue to secure the Obligations under the Related Documents.

12. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, each party hereto and their respective successors and assigns. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

13. Further Assurances. Each party hereto hereby agrees from time to time, as and when requested by another party hereto, to execute and deliver or cause to be executed and delivered (or otherwise authorized), all such documents, instruments and agreements, and to take or cause to be taken such further or other action as are necessary or as may be reasonably requested by any such other party hereto, in order to carry out the intent and purposes of this Agreement.

14. Governing Law, Etc.

(a) SUBJECT TO SECTION 15(e) BELOW, THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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(b) The parties hereto each hereby waives any right to have a jury participate in resolving any dispute, whether in contract, tort or otherwise, arising out of, connected with, relating to or incidental to the transactions contemplated by this Agreement.

(c) The parties hereto each hereby irrevocably submits (to the fullest extent permitted by applicable law) to the non-exclusive jurisdiction of any New York state or federal court sitting in the borough of Manhattan, New York City, State of New York, over any action or proceeding arising out of or relating to this Agreement or any related documents, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such New York state or federal court. The parties hereto each hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection each may now or hereafter have, to remove any such action or proceeding, once commenced, to another court on the grounds of forum non conveniens or otherwise.

(d) Each party irrevocably consents to service of process in the manner provided for notices in the other Related Document(s) to which it is a party. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) Notwithstanding anything to the contrary therein, Section 7 and, solely with respect to the Operating Agreements of the Securitization Entities, Section 8 shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, all rights and remedies being governed by such laws without regard to principles of conflicts of laws

15. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

16. Entire Agreement. This Agreement, together with the Related Documents (as amended, amended and restated and/or supplemented, as the case may be, by the Amendments), embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

17. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy of any executed signature page to this Agreement shall constitute effective delivery of such signature page. This Agreement to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including “pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

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18. Instructions to Trustee. To the extent required under any existing Related Document, Midland Loan Services, a division of PNC Bank, National Association, in its capacity as Control Party, hereby directs the Trustee to execute and deliver each of the Amended Related Documents.

19. Captions. Captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first set forth above.

DOMINO’S PIZZA, INC.

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

DOMINO’S PIZZA MASTER ISSUER LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Solely for purposes of providing consent to Sections 7 & 8 hereof:

Domino’s SPV Guarantor LLC, as sole member of Domino’s Pizza Master Issuer LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Special Members and Independent Managers of Domino’s Pizza Master Issuer LLC:

By:	/s/ Albert J. Fioravanti
Name: Albert J. Fioravanti

By:	/s/ Linda Ciaramella
Name: Linda Ciaramella

[Signature Page to Omnibus Amendment and Reaffirmation Agreement]

DOMINO’S IP HOLDER LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Solely for purposes of providing consent to Sections 7 & 8 hereof:

Domino’s Pizza Master Issuer LLC, as sole member of Domino’s IP Holder LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Special Members and Independent Managers of Domino’s IP Holder LLC:

By:	/s/ Albert J. Fioravanti
Name: Albert J. Fioravanti

By:	/s/ Linda Ciaramella
Name: Linda Ciaramella

[Signature Page to Omnibus Amendment and Reaffirmation Agreement]

DOMINO’S PIZZA DISTRIBUTION LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Solely for purposes of providing consent to Sections 7 & 8 hereof:

Domino’s Pizza Master Issuer LLC, as sole member of Domino’s Pizza Distribution LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Special Members and Independent Managers of Domino’s Pizza Distribution LLC:

By:	/s/ Albert J. Fioravanti
Name: Albert J. Fioravanti

By:	/s/ Linda Ciaramella
Name: Linda Ciaramella

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

[Signature Page to Omnibus Amendment and Reaffirmation Agreement]

DOMINO’S PIZZA LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

DOMINO’S PIZZA FRANCHISING LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Solely for purposes of providing consent to Sections 7 & 8 hereof:

Domino’s Pizza Master Issuer LLC, as sole member of Domino’s Pizza Franchising LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Special Members and Independent Managers of Domino’s Pizza Distribution LLC:

By:	/s/ Albert J. Fioravanti
Name: Albert J. Fioravanti

By:	/s/ Linda Ciaramella
Name: Linda Ciaramella

[Signature Page to Omnibus Amendment and Reaffirmation Agreement]

DOMINO’S RE LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Solely for purposes of providing consent to Sections 7 & 8 hereof:

Domino’s Pizza Franchising LLC, as sole member of Domino’s RE LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Special Members and Independent Managers of Domino’s RE LLC:

By: /s/ Albert J. Fioravanti
Name: Albert J. Fioravanti

By: /s/ Linda Ciaramella
Name: Linda Ciaramella

DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC.

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

[Signature Page to Omnibus Amendment and Reaffirmation Agreement]

DOMINO’S EQ LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Solely for purposes of providing consent to Sections 7 & 8 hereof:

Domino’s Pizza Distribution LLC, as sole member of Domino’s EQ LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Special Members and Independent Managers of Domino’s EQ LLC:

By: /s/ Albert J. Fioravanti
Name: Albert J. Fioravanti

By: /s/ Linda Ciaramella
Name: Linda Ciaramella

DOMINO’S PIZZA CANADIAN DISTRIBUTION ULC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

[Signature Page to Omnibus Amendment and Reaffirmation Agreement]

DOMINO’S PIZZA INTERNATIONAL FRANCHISING OF MICHIGAN, LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

/s/ Albert J. Fioravanti
Albert J. Fioravanti
(solely for purposes of providing consent to Sections 7 & 8)

/s/ Linda Ciaramella
Linda Ciaramella
(solely for purposes of providing consent to Sections 7 & 8)

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

DOMINO’S PIZZA NS CO., solely as to Sections 7 & 8

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

[Signature Page to Omnibus Amendment and Reaffirmation Agreement]

DOMINO’S SPV GUARANTOR LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Solely for purposes of providing consent to Sections 7 & 8 hereof:

Domino’s Pizza International LLC, as sole member of Domino’s SPV Guarantor LLC

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

Special Members and Independent Managers of Domino’s SPV Guarantor LLC

By: /s/ Albert J. Fioravanti
Name: Albert J. Fioravanti

By: /s/ Linda Ciaramella
Name: Linda Ciaramella

[Signature Page to Omnibus Amendment and Reaffirmation Agreement]

CITIBANK, N.A., as Trustee

By:	/s/ Anthony Bausa
Name: Anthony Bausa
Title: Senior Trust Office

[Signature Page to Omnibus Amendment and Reaffirmation Agreement]

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as Servicer and Control Party

By:	/s/ David A. Eckels
Name:	David A. Eckels
Title:	Senior Vice President

[Signature Page to Omnibus Amendment and Reaffirmation Agreement]

FTI CONSUL TING, INC., as Back-Up Manager

By:	/s/ Michael Baumkirchner
Name:	Michael Baumkirchner
Title:	Senior Managing Director

[Signature Page to Omnibus Amendment and Reaffirmation Agreement]

BARCLAYS CAPITAL INC, as Initial Purchaser Representative

By:	/s/ Benjamin Fernandez
Name:	Benjamin Fernandez
Title:	Managing Director

[Signature Page to Omnibus Amendment and Reaffirmation Agreement]

Exhibit A

Amended Back-Up Management Agreement

[See attached.]

Conformed version through Omnibus Amendment dated September 5, 2025

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S IP HOLDER LLC,

DOMINO’S PIZZA DISTRIBUTION LLC

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC

and

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

each as Co-Issuer

DOMINO’S PIZZA LLC,

as Manager

CITIBANK, N.A.,

as Trustee

and

FTI CONSULTING, INC.,

as Back-Up Manager

AMENDED AND RESTATED

BACK-UP MANAGEMENT AND CONSULTING AGREEMENT

Dated as of April 16, 2021

		Page

	ARTICLE 1

	DEFINITIONS AND USAGE

Section 1.1	Certain Definitions	2
Section 1.2	Rules of Construction	5
Section 1.3	Computation of Time Periods	5

	ARTICLE 2

	DUTIES AND RESPONSIBILITIES OF THE BACK-UP MANAGER

Section 2.1	Appointment of Back-Up Manager	5
Section 2.2	General Duties	6
Section 2.3	Cold Back-Up Management Duties	6
Section 2.4	Warm Back-Up Management Duties	8
Section 2.5	Hot Back-Up Management Duties	10

	ARTICLE 3

	INFORMATION

Section 3.1	Information provided by Manager	14
Section 3.2	Reliance on Information	14
Section 3.3	Delivery of Information by Back-Up Manager	15

	ARTICLE 4

	COMPENSATION, EXPENSES and indemnity

Section 4.1	Compensation	15
Section 4.2	Reimbursable Costs	16
Section 4.3	Limitation of Liability of the Back-Up Manager	16

	ARTICLE 5

	THE BACK-UP MANAGER

Section 5.1	Representations and Warranties Concerning the Back-Up Manager	20
Section 5.2	Limitations of Responsibility of the Back-Up Manager	21
Section 5.3	Right to Receive Instructions	21
Section 5.4	Independent Contractor	21

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AMENDED AND RESTATED

BACK-UP MANAGEMENT AND CONSULTING AGREEMENT

This AMENDED AND RESTATED BACK-UP MANAGEMENT AND CONSULTING AGREEMENT, dated as of April 16, 2021 (this ~~“~~“Agreement~~”~~ ”), is entered into by and among Domino’s Pizza Master Issuer LLC (the ~~“~~“Master Issuer~~”~~”), a Delaware limited liability company, the Master Issuer’s direct, wholly-owned subsidiaries, Domino’s IP Holder LLC, a Delaware limited liability company (the ~~“~~“IP Holder~~”~~”), Domino’s Pizza Distribution LLC, a Delaware limited liability company (the ~~“Domestic Distributor~~“Domestic Supply Chain Holder”), Domino’s Progressive Foods Distribution LLC, a Delaware limited liability company (the “PFS Domestic Supply Chain Holder”) and Domino’s SPV Canadian Holding Company Inc., a Delaware corporation (the ~~“~~“SPV Canadian Holdco~~”~~” and, together with the Master Issuer, the IP Holder ~~and~~, the Domestic ~~Distributor~~Supply Chain Holder and the PFS Domestic Supply Chain Holder and their respective successors and assigns, and any other affiliate of Domino’s Pizza, Inc. a Delaware corporation (together with its successors and assigns, ~~“~~“Holdco~~”~~ ”), that becomes a Co-Issuer under the Indenture and its successor and assigns, collectively, the ~~“~~“Co-Issuers~~”~~” and each, a ~~“~~“Co-Issuer~~”~~”); Domino’s Pizza LLC, a Michigan limited liability company (~~“~~“DPL~~”~~”, and together with its successors and assigns, the ~~“~~“Manager~~”~~”); the Other Securitization Entities (as defined herein); Citibank, N.A. (~~“~~“Citibank~~”~~”), as trustee (together with its successors and assigns, the ~~“~~“Trustee~~”~~”); and FTI Consulting, Inc., a Maryland corporation, as back-up manager (together with its successors and assigns, the ~~“~~“Back-Up Manager~~”~~”).

RECITALS

WHEREAS, the Co-Issuers and Citibank, as Trustee and securities intermediary, have entered into the Amended and Restated Base Indenture, dated as of March 15, 2012 (as amended, restated, amended and restated or otherwise modified and in effect from time to time, the ~~“~~“Base Indenture~~”~~”), pursuant to which the Co-Issuers may issue from time to time one or more series of Notes (the ~~“~~“Notes~~”~~”), in each case in accordance with a supplemental indenture supplementing the Base Indenture (the Base Indenture, as supplemented by each such Supplemental Indenture, the ~~“~~“Indenture~~”~~”);

WHEREAS, the Co-Issuers, DPL, as the Manager and in its individual capacity, Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s EQ LLC, Domino’s RE LLC, Domino’s Pizza NS Co. and the Trustee have entered into the Amended and Restated Management Agreement, dated as of March 15, 2012 (as amended, restated, amended and restated or otherwise modified and in effect from time to time, the ~~“~~“Management Agreement~~”~~”), pursuant to which, among other duties, the Manager performs certain franchising, distribution, intellectual property and operational functions on behalf of the Securitization Entities;

WHEREAS, the Co-Issuers, the Manager, the Trustee and Midland Loan Services, a division of PNC Bank, National Association, as servicer (together with its successors and assigns, the ~~“~~“Servicer~~”~~”) have entered into the Amended and Restated Servicing Agreement, dated as of the date of this Agreement (as amended, restated or otherwise modified and in effect from time to time, the ~~“~~“Servicing Agreement~~”~~”), pursuant to which, among other responsibilities, the Servicer will continue to (i) monitor and review reports and other information provided to it by the Manager and the Back-Up Manager, (ii) as the Control Party, act on behalf of the Trustee, or direct the Trustee to act in connection with proposed waivers, amendments, consents and other actions with respect to the Indenture and other Related Documents, (iii) assist the Back-Up Manager with the development and possible implementation of a transition plan for a Successor Manager, (iv) make, in certain circumstances, Debt Service Advances with respect to interest on senior Notes and Collateral Protection Advances for payment of taxes, rent, assessments, insurance premiums and other costs and expenses necessary to protect, preserve or restore the collateral pledged by the Co-Issuers under the Indenture and for payment of any expenses of any Securitization Entity, including Distributor Costs of Goods Sold and Distribution Center Expenses (each, as defined in the Indenture), to the extent not previously paid pursuant to a Manager Advance (as defined in the Management Agreement), and (v) provide consulting services to Noteholders and the Co-Issuers upon the occurrence of a Hot Back-Up Management Trigger Event;

WHEREAS, the Co-Issuers, the Manager, the Trustee and the Back-Up Manager entered into a Back-Up Management Agreement and Consulting Agreement, dated as of March 15, 2012 (the “Original Back-Up Management Agreement”)

WHEREAS, the Co-Issuers wish to amend and restate the Original Back-Up Management Agreement in its entirety pursuant to Section 8.3 thereof to engage the Back-Up Manager to continue to (i) provide consulting and other back-up management services to the Servicer, the Co-Issuers and the Trustee for the benefit of the Secured Parties and (ii) if and as required, to develop ~~and/or implement~~ a Transition Plan and implement the approved Transition Plan, as applicable, and serve as the Interim Successor Manager following a termination or resignation of the Manager until a Successor Manager (other than the Back-Up Manager) has been appointed and has accepted such appointment;

WHEREAS, it is a condition of the issuance of Notes that the Co-Issuers engage a back-up manager to perform the duties described herein; and

WHEREAS, the Back-Up Manager is willing and desires to provide the services of the back-up manager described in this Agreement, the Management Agreement and the Indenture, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS AND USAGE

Section 1.1 Certain Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in, or incorporated by reference into, the Base Indenture, including the terms defined in Annex A to the Base Indenture. An index to terms defined in this Agreement is provided at the end of this Agreement. The following capitalized terms shall have the following meanings:

“Additional Time Frame” has the meaning set forth in Section 2.5(a).

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~~“~~“Agreement~~”~~” has the meaning set forth in the introduction hereof.

~~“~~“Annual Visit~~”~~” has the meaning set forth in Section 2.3(c)(i) hereof.

~~“~~“Back-Up Manager~~”~~” has the meaning set forth in the introduction hereof.

“Back-Up Manager Consent Consultation Fees” means, on and after the Series 2021-1 Springing Amendments Implementation Date, in the event that the Control Party elects, in its sole discretion, to consult with the Back-Up Manager with respect to any Consent Request, Consent Recommendation or proposed Debt Service Advance or Collateral Protection Advance, a consulting fee paid by the Co-Issuers to the Back-Up Manager commensurate with the complexity and time required for such consultation together with reasonable out-of-pocket expenses incurred in the performance of such consultation~~; provided that~~ (regardless of whether any such consent, approval, amendment, waiver, modification or other action is given or consummated or an Advance made); provided that in connection with any such Consent Request and/or Consent Recommendation for which the Control Party elects to consult with the Back-Up Manager, the Back-Up Manager shall provide a fee range estimate to the Co-Issuers for such consultation services prior to the commencement of such consultation services (such fee range estimate to be approved in writing in advance by the Control Party) and shall not exceed that estimate without the prior written consent of the Control Party and, in the case of a Consent Request and/or Consent Recommendation only, the Co-Issuers (such consent not to be unreasonably withheld, conditioned or delayed); provided, further, that the Back-Up Manager will not be required to provide any further consultation services in connection with the related Consent Request, Consent Recommendation or proposed Debt Service Advance or Collateral Protection Advance if it has not received such required consent(s)~~. “~~; provided, further, for the avoidance of doubt, that no such fee range estimate or related consent will be required in the case of the Back-Up Manager’s consultation with respect to a proposed Advance.

“Back-Up Manager Fees~~”~~” has the meaning set forth in Section 4.1 hereof.

~~“~~“Back-Up Manager Indemnified Parties~~”~~” has the meaning set forth in Section 4.3(a) hereof.

~~“~~“Base Indenture~~”~~” has the meaning set forth in the Recitals hereof.

~~“~~“Co-Issuer~~”~~ ” and ~~“~~“Co-Issuers~~”~~” have the respective meanings set forth in the introduction hereof.

~~“~~“Cold Back-Up Management Duties~~”~~” has the meaning set forth in Section 2.3 hereof.

~~“~~“Confidential Information~~”~~” has the meaning set forth in Section 6.1 hereof.

~~“Domestic Distributor” has the meaning set forth in the introduction hereof.~~

~~“~~“Domestic Franchisor~~”~~ “ means Domino’s Pizza Franchising LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Master Issuer.

“Domestic Supply Chain Holder” ~~has the meaning set forth in the introduction hereof.~~

~~“~~“DPL~~”~~” has the meaning set forth in the introduction hereof.

~~“~~“Holdco~~”~~ ” has the meaning set forth in the introduction hereof.

~~“~~“Hot Back-Up Management Duties~~”~~” has the meaning set forth in Section 2.5(a) hereof.

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~~“~~“Hot Back-Up Management Trigger Event~~”~~” has the meaning set forth in Section 2.5

~~“~~“Indenture~~”~~” has the meaning set forth in the Recitals hereof.

“Initial Time Frame” has the meaning set forth in Section 2.5(a).

“Interim Successor Manager” means, upon the resignation or termination of the Manager pursuant to the terms of the Management Agreement and prior to the appointment of any successor to the Manager by the Control Party (at the direction of the Controlling Class Representative), the Back-Up Manager.

~~“~~“IP Holder~~”~~” has the meaning set forth in the introduction hereof.

~~“~~“Management Agreement~~”~~” has the meaning set forth in the Recitals hereof.

~~“~~“Manager~~”~~ ” has the meaning set forth in the introduction hereof.

~~“~~“Master Issuer~~”~~” has the meaning set forth in the introduction hereof.

~~“~~“Notes~~”~~” has the meaning set forth in the Recitals hereof.

“Original Back-Up Management Agreement” has the meaning set forth in the Recitals hereof.

“Other Securitization Entity” means each direct and indirect subsidiary of the Co-Issuers.

~~“~~“Quarterly Call~~”~~” has the meaning set forth in Section 2.3(b)(i) hereof.

“Securitization Entities” means, collectively the Co-Issuers and the Other Securitization Entities.

~~“~~“Servicer~~”~~” has the meaning set forth in the Recitals hereof.

~~“~~“Servicing Agreement~~”~~” has the meaning set forth in the Recitals hereof.

~~“~~“SPV Canadian Holdco~~”~~” has the meaning set forth in the introduction hereof.

~~“~~“Transition Plan~~”~~” the meaning set forth in Section 2.4(e) hereof.

“Transitional Officer” means an officer of a Securitization Entity designated with such title pursuant to such Securitization Entity’s limited liability agreement.

“Transitional Director” means a director of a Securitization Entity designated with such title pursuant to such Securitization Entity’s certificate of incorporation.

~~“~~“Trustee~~”~~ ” has the meaning set forth in the introduction hereof.

~~“~~“Warm Back-Up Management Duties~~”~~” has the meaning set forth in Section 2.4 hereof.

~~“~~“Warm Back-Up Management Trigger Event~~”~~” has the meaning set forth in Section 2.4 hereof.

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Section 1.2 Rules of Construction.

(a) Each term defined in this Agreement or in the Management Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement and each term defined in the plural form shall mean the singular thereof when the singular form of such term is used herein.

(i) The words ~~“~~“hereof,~~” “~~” “herein,~~” “~~” “hereunder~~”~~” and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

(b) The definitions contained or used in this Agreement are equally applicable to both the masculine as well as to the feminine and neuter genders of such terms.

Section 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word ~~“~~“from~~”~~ ” means ““from and including~~”~~” and the words ~~“~~“to~~”~~” and ~~“~~“until~~”~~ ” each means ~~“~~“to but excluding.~~”~~”

Section 1.4 Successor Manager. Each reference to the Back-Up Manager in the capacity as Successor Manager shall be understood to mean and shall only mean the Back-Up Manager acting in such capacity to the extent the Back-Up Manager has accepted such appointment in the Back-Up Manager’s sole and absolute discretion, regardless of whether or not such words are specifically stated.

ARTICLE 2

DUTIES AND RESPONSIBILITIES OF THE BACK-UP MANAGER

Section 2.1 Appointment of Back-Up Manager.

FTI Consulting, Inc. is hereby appointed by the Co-Issuers and the Manager as the Back-Up Manager to provide the services set forth in this Agreement, and FTI Consulting, Inc. hereby accepts such appointment and agrees to perform such services subject to and in accordance with the terms of this Agreement, the Management Agreement, the Indenture and the other Related Documents. As Back-Up Manager, FTI Consulting, Inc. shall, subject to the terms and conditions of this Agreement, the Management Agreement, the Indenture and the other Related Documents, perform its obligations (i) using the same care, skill, prudence and diligence with which the Back-Up Manager generally manages and administers comparable obligations for other third parties, giving due consideration to customary and usual standards of practice of prudent management by institutional managers of businesses of the nature and character of the System; (ii) in accordance with applicable law; and (iii) without regard to: (A) any relationship that the Back-Up Manager or any Affiliate thereof may have with the Co-Issuers, the Manager, the Servicer, the Trustee, the Noteholders or any customer of the foregoing, any of their respective Affiliates or any other party to the Related Documents; (B) the ownership of any Notes by the Back-Up Manager or any Affiliate thereof; (C) the right of the Back-Up Manager or any Affiliate thereof to receive compensation for its services or reimbursement of costs; and (D) any debt or equity of Holdco or any Affiliate thereof held by the Back-Up Manager or any Affiliate thereof.

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Section 2.2 General Duties.

(a) Other than the duties specifically set forth in this Article 2, the Back-Up Manager shall have no obligation hereunder to supervise, verify, monitor or administer the performance of, and shall have no liability for any action taken or omitted to be taken by, the Manager, the Securitization Entities, the Servicer (including in its capacity as Control Party) or the Trustee. The duties and obligations of the Back-Up Manager shall be determined solely by the express provisions of this Agreement, the Base Indenture, the Management Agreement and the Servicing Agreement and no implied covenants or obligations shall be read into this Agreement against the Back-Up Manager.

(b) The Back-Up Manager shall make its representative(s) available to the representatives of the Securitization Entities and the Manager such that the Master Issuer or the Manager is at all times able to provide the Back-Up Manager with up-to-date information regarding the operations of the Securitization Entities and the Manager for the purposes of maintaining the preparedness of the Back-Up Manager to perform its obligations in accordance with this Agreement. The Back-Up Manager shall also make its representative(s) available to the Servicer such that the Servicer (including in its capacity as Control Party) may consult with the Back-Up Manager with respect to any consents the Servicer (including in its capacity as Control Party) makes under the Related Documents and with respect to the development and implementation of a Transition Plan, as applicable.

(c) Nothing herein shall prevent the Back-Up Manager or any of its Affiliates from engaging in other businesses or from rendering services of any kind to any Person.

Section 2.3 Cold Back-Up Management Duties. The Back-Up Manager shall perform the following servicing duties (collectively, the ~~“~~“Cold Back-Up Management Duties~~”~~”) commencing on the Closing Date for the benefit of the Secured Parties:

(a) The Manager shall, on a timely basis, directly provide the Back-Up Manager with, or otherwise cause the Back-Up Manager to receive the certificates, notices, statements, reports and other information to be delivered to the Back-Up Manager pursuant to this Section 2.3(a) and the terms of this Agreement. Based on the information provided to it in accordance with the terms of this Agreement, provide a cursory review of such information and review such information ~~as~~, to the extent deemed necessary ~~in preparation~~by the Back-Up Manager, in its sole discretion, in order for the Back-Up Manager to prepare for the Quarterly Calls and the Annual Visit and such performance of the Manager under the Management Agreement as the Control Party may request by written notice to the Back-Up Manager, with a copy of such written notice to the Manager, the Securitization Entities and the Trustee:

(i) each Quarterly Manager’s Certificate delivered pursuant to Section 4.1(b) of the Base Indenture,

(ii) each Quarterly Noteholders’ Statement delivered pursuant to Section 4.1(c) of the Base Indenture;

(iii) each Quarterly Compliance Certificate delivered pursuant to Section 4.1(d) of the Base Indenture;

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(iv) each Scheduled Principal Payments Deficiency Notice delivered pursuant to Section 4.1(e) of the Base Indenture,

(v) each annual report of the Independent Accountants delivered pursuant to Section 4.1(f) of the Base Indenture;

(vi) the unaudited consolidated and combined balance sheets of the Master Issuer and the Domestic Franchisor pursuant to Section 4.1(g) of the Base Indenture;

(vii) the Independent Accountant’s reports pursuant to Section 3.2 of the Management Agreement;

(viii) each written instruction regarding withdrawals and payments from the Collection Account, any Base Indenture Account or any Series Account delivered pursuant to Section 3.1(b) of the Management Agreement;

(ix) any notice of reduction in the blended rate of Continuing Franchise Fees delivered pursuant to Section 3.4 of the Management Agreement; and

(x) the information contained in any departmental and operating reports provided to the board of directors of Holdco and concerning the operations of Holdco, including, without limitation, the information contained in any reports with respect to ongoing litigation, promptly after such reports are provided to the board of directors of Holdco;

(b) on a quarterly basis,

(i) discussing by telephone with the Manager’s management team the performance of the System, if requested in writing by the Servicer or Control Party, and verifying any make-whole prepayment premiums for the prior fiscal quarter (it being understood that such verification will be based solely on the information provided to the Back-Up Manager by the Manager) for the prior fiscal quarter; provided that such discussion shall occur within sixty (60) days of the last day of each day of each of the first three quarters of each fiscal year of the Manager (each, a ~~“~~“Quarterly Call~~”~~”); and

(ii) upon written request of the Control Party, either discussing by telephone the results of the Quarterly Call with the Control Party or permitting the Control Party to monitor the Quarterly Call without active participation.

(c) upon the Control Party’s written request, consulting with the Control Party in connection with Consent Requests, Consent Recommendations or proposed Debt Service Advances or Collateral Protection Advances;

(d) on an annual basis,

(i) conducting an on-site visit or virtual visist, or if an ~~onsite~~on-site visit or virtual visit is not feasible or necessary in the Back-Up Manager’s reasonable discretion, discussing by telephone, with the Master Issuer and the Manager and discussing with the Manager’s management team and reviewing the performance of the Manager and the System, and verifying any make-whole prepayment premiums for the prior fiscal quarter (it being understood that such verification will be based solely on the information provided to the Back-Up Manager by the Manager), and unless waived or

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otherwise directed, in each case, in writing, by the Control Party, reviewing (1) the cash management systems of the Manager and the Co-Issuers, (2) the Manager’s remittance of all amounts owed under the Related Documents, (3) the operations and performance of the System generally (including, without limitation, the system of Stores and the regional dough ~~manufacturing~~production and supply chains), (4) the Weekly Management Fees and the Supplemental Management Fees, and any other amounts paid to the Manager, (5) any changes in personnel at the executive level of the Manager, (6) the one-year and five-year business plans for the System, (7) the servicing of the Advertising Fees and the Company-Owned Stores Advertising Fees, (8) to the extent deemed necessary to the performance of its services by the Back-Up Manager, in its reasonable discretion, the affairs, finances and accounts relating to Holdco’s inter-company arrangements with any of its officers, directors and other representatives, and (9) all other areas related to the transactions contemplated by the Related Documents as reasonably requested in writing by the Control Party and, in each case, agreed upon by the Back-Up Manager in its reasonable discretion, at least 10 Business Days prior to such annual meeting (or virtual visit and/or telephone call ~~in lieu thereof~~if an on-site visit is not feasible or necessary in the Back-Up Manager’s reasonable discretion); provided that such meeting shall occur within ninety (90) days of the last day of each fiscal year of the Master Issuer (the ~~“~~“Annual Visit~~”~~”); and

(ii) upon request of the Control Party, discussing by telephone the results of the Annual Visit with the Control Party.

(e) from time to time, performing other procedures as agreed upon in writing by the Servicer and the Back-Up Manager, which procedures may include obtaining the Quarterly Noteholder Statement for any one calendar quarter during the twelve (12) months ending on the immediately preceding December 31, and for such Quarterly Noteholder Statement (i) reconciling the amounts in such Quarterly Noteholder Statement to the Manager’s computer, accounting and other reports and (ii) identifying any material amounts that the Back-Up Manager was unable to reconcile. The Back-Up Manager shall notify the Manager and the Control Party of any material amounts in clause (ii) of the prior sentence that the Back-Up Manager is unable to reconcile, and if any such material amounts are not reconciled with the Manager within five (5) Business Days after notice thereof, the Back-Up Manager shall notify the Rating Agencies and the Control Party in writing of the material amounts that the Back-Up Manager has still been unable to reconcile.

Section 2.4 Warm Back-Up Management Duties. For purposes of this Section 2.4, a ““Warm Back-Up Management Trigger Event~~”~~” shall mean the occurrence and continuation of (i) any event that causes a Cash Trapping Period to begin and that continues for at least two consecutive Accounting Dates, (ii) a Rapid Amortization Event, or (iii) if provided in a ~~Supplemental~~ IndentureSeries Supplement, the mandatory prepayment of any Series of Notes following, a Change of Control to which the Controlling Class Representative has not provided its prior written consent, in each case, that has not been waived or approved by the Control Party acting at the direction of the Controlling Class Representative. Notwithstanding the foregoing, a Warm Back-Up Management Trigger Event shall not cease to be in effect until such time as all Debt Service Advances and Collateral Protection Advances, including any interest thereon, have been paid. Within two (2) Business Days of obtaining Actual Knowledge of the occurrence and continuance of any Warm Back-Up Management Trigger Event, the Manager, the Master Issuer, the Back-Up Manager, the Servicer or the Trustee, as applicable,

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shall notify each other and each Rating Agency in writing of such occurrence. Upon receipt of such notice of such Warm Back-Up Management Trigger Event, the Back-Up Manager shall commence the following duties (collectively, the ~~“~~“Warm Back-Up Management Duties~~”) and will~~”) (except to the extent the Control Party, at the direction of the Controlling Class Representative, waives performance of all or part of the Warm Back-Up Management Duties (other than development of the Transition Plan) upon written notice to each of the Back-Up Manager, the Trustee (which shall provide such notice to the Noteholders) and the Co-Issuers) and shall, within fifteen (15) days after receipt of written notice of such Warm Back-Up Management Trigger Event, have taken all steps reasonably necessary to enable it to provide such duties:

(a) performing an in-depth situation analysis of the Manager and its financial position and of the Collateral and the Co-Issuers, based on information provided to the Back-Up Manager pursuant to the terms of this Agreement and the Indenture. In connection with such analysis, the Back-Up Manager shall analyze, inter alia, (1) the key drivers of historical performance, (2) the strategic business plan for the System to determine weaknesses (if any) and viability, and (3) the causes of poor performance, including pricing, cost structure and leverage;

(b) generating revised projections (including cash forecasts, income statements and balance sheets) for the Co-Issuers and the Collateral, which projections will be based on, inter alia, variance analyses and stress tests to sensitize forecasts and incorporate changes to the models provided to the Rating Agencies in connection with the issuance of ratings on the Notes;

(c) to the degree relevant based upon the Back-Up Manager’s analysis of the situation and at the written direction of the Servicer (including in its capacity as Control Party), identifying alternative suppliers and providers of services in connection with the System;

(d) at the written direction of the Servicer (including in its capacity as Control Party), at the Co-Issuers’ cost, obtaining appraisals and valuations of the Collateral; and

(e) developing a comprehensive transition plan (the ~~“~~“Transition Plan~~”~~”) with the assistance and oversight of the Servicer to prepare for a transition to a Successor Manager (other than the Back-Up Manager) if the Manager is terminated following the occurrence of a Manager Termination Event, pursuant to which the Back-Up Manager shall, based on the circumstances related to such Warm Back-Up Management Trigger Event:

(i) in consultation with the Manager, identify personnel then-employed by the Manager that could assist in the transfer of the Manager’s duties and obligations, including the transfer of accounting, receivables, payables, finance, payroll and other financial services, to a Successor Manager; and

(ii) in consultation with the Manager, identify and recommend individuals from the Manager’s existing management team, the Back-Up Manager’s own organization and from other organizations that could perform obligations under this Agreement and the Management Agreement.

Any Transition Plan may include, but is not limited to a recommendation to either terminate DPL’s position as Manager under the Management Agreement or re-engage DPL to serve as Manager under the Management Agreement. The Back-Up Manager will first submit the Transition Plan to the Servicer and the Trustee for the approval of the Servicer, and to the extent such approval is not granted, both the Back-Up Manager and the Servicer will continue to

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work in good faith to achieve such approval. Under no circumstances will the Transition Plan be finalized or implemented prior to the occurrence of a Hot Back-Up Management Trigger Event. The Control Party, acting at the direction of the Controlling Class Representative, may waive performance of all or part of the Warm Back-Up Management Duties (other than development of the Transition Plan) upon written notice to each of the Back-Up Manager, the Trustee (which shall provide such notice to the Noteholders) and the ~~Issuer~~Co-Issuers. If an Advance Period has occurred and is continuing for at least sixty (60) days, the Back-Up Manager shall perform the duties specified in clauses (a), and (b) ~~and (d)~~ promptly after receiving written direction from the Control Party (an “Advance Period Notice”) and the performance of such duties shall be included within the definition of “Warm Back-Up Management Duties” for purposes of the Back-Up Manager’s compensation and expense reimbursement rights.

Section 2.5 Hot Back-Up Management Duties. For purposes of this Section 2.5, a ~~“~~“Hot Back-Up Management Trigger Event~~”~~” shall mean the occurrence and continuation for at least thirty (30) days of a Manager Termination Event that has not been waived by the Control Party (at the direction of the Controlling Class Representative); provided that a Hot Back-Up Management Trigger Event shall not cease to be in effect until such time as all Collateral Protection Advance and Debt Service Advances, including any interest thereon, have been paid.

(a) If a Hot Back-Up Management Trigger Event has occurred and is continuing, the Control Party (at the direction of the Controlling Class Representative) may direct the Trustee to deliver a termination notice (a “Manager Termination Notice”) to terminate the Manager pursuant to Section 6.1(b) of the Management Agreement (with a copy to each of the Co-Issuers, the Back-Up Manager and the Rating Agencies). Delivery of a Manager Termination Notice to the Manager from the Trustee will not be required to terminate the Manager in respect of a Hot Back-Up Management Trigger Event caused by a Manager Termination Event described in clause (vi) of the definition thereof, for which termination of the Manager shall be automatic. Promptly following receipt of a written notice from the Trustee that a Hot Back-Up Management Trigger Event has occurred ~~and is continuing~~, the Back-Up Manager ~~shall~~will perform the following additional duties (collectively, the ~~“~~“Hot Back-Up Management Duties”~~”~~):

(x) before the Series 2025-1 Springing Amendments Implementation Date:

(i) perform the Warm Back-Up Management Duties (to the extent the Back-Up Manager has not yet performed or completed such duties as of the date of the occurrence of such Hot Back-Up Management Trigger Event);

(ii) implement the Transition Plan, and, if so requested by the Trustee in writing (acting at the direction of the Control Party), assist the Trustee and the Servicer in identifying one or more Persons other than the Back-Up Manager to act as Successor Manager, within ninety (90) calendar days following the occurrence of such Hot Back-Up Management Trigger Event; ~~and~~

(iii) take over the management of the Co-Issuers and the Manager and initiate reasonable steps necessary or advisable in connection with stabilizing the condition of each of the Co-Issuers and the Manager, as the case may be, pending the appointment of a Successor Manager, to: (A) exercise full inspection and audit rights against the Co-Issuers and the Manager and to protect the Collateral and the

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condition and value thereof, (B) restructure and re-negotiate one or more Related Documents previously entered into by any Co-Issuer, (C) make and implement personnel decisions, (D) hire external consultants and other qualified Persons to facilitate operations, and (E) ~~liquidate Collateral~~assist the Control Party in the liquidation of the Collateral to the extent allowed or as directed to by the Trustee (at the direction of the Control Party (acting at the direction of the Controlling Class Representative)) under the Related Documents or applicable Requirements of Law, if reasonably necessary, subject to satisfaction of the applicable conditions to such actions under the applicable Related Documents.; and

(y) on and after the Series 2025-1 Springing Amendments Implementation Date:

(i) perform the Warm-Back-Up Management Duties (to the extent the Back-Up Manager has not yet performed or completed such duties as of the date of the occurrence of such Hot Back-Up Management Trigger Event);

(ii)(A) within ninety (90) calendar days following the occurrence of such Hot Back-Up Management Trigger Event (the “Initial Time Frame”), finalize the Transition Plan; provided that in the event that the Manager has not been terminated (i) simultaneous with the occurrence of such Hot Back-Up Management Trigger Event or (ii) within the Initial Time Frame, and the Back-Up Manager reasonably determines based on the then existing circumstances that the Transition Plan cannot be finalized within such Initial Time Frame and communicates the same in writing promptly to the Control Party, the Back-Up Manager may continue to work with the Control Party (such additional period of time following the end of the Initial Time Frame, as used herein, the “Additional Time Frame”) to further revise the Transition Plan based on the then existing circumstances until such time as the Manager has been terminated pursuant to the Management Agreement (as used herein, the “Manager Termination Date”) and the Transition Plan can be finalized (provided, that such Additional Time Frame to so finalize the Transition Plan shall in no event exceed thirty (30) days following the later of (i) the end of the Initial Time Frame and (ii) the Manager Termination Date), and (B) commence implementing the Transition Plan to the extent approved in accordance with this Agreement if either (1) the Back-Up Manager, at any time, (regardless of whether the Manager has failed to comply with its Disentanglement obligations and/or its Continuity of Services obligations, each as set forth under the Management Agreement), believes it is reasonably necessary to do so or (2) the Control Party (at the direction of the Controlling Class Representative) directs the Back-Up Manager to do so; and

(iii) if the Manager has been terminated or resigned pursuant to the terms of the Management Agreement, the Back-Up Manager shall take over the management of the Securitization Entities and initiate reasonable steps necessary or advisable in connection with stabilizing the condition of each of the Securitization Entities pending the appointment of a Successor Manager (other than the Back-Up Manager), to (A) exercise full inspection and audit rights against the Securitization Entities and to protect the Collateral and the condition and value thereof, (B) to the extent required in order to implement the Transition Plan and/or otherwise perform the Back-Up Manager’s duties under this Agreement, assist the Securitization Entities in restructuring, re-negotiating or terminating one or more Related Documents previously entered into by any Securitization Entity in each case in accordance with the terms of such Related

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Documents, (C) advise the Securitization Entities in making and implementing personnel decisions on behalf of such Securitization Entities, (D) assist the Securitization Entities in hiring external consultants and other qualified Persons to facilitate operations and (E) assist the Control Party in the liquidation of the Collateral to the extent allowed or as directed to by the Trustee (at the direction of the Control Party (acting at the direction of the Controlling Class Representative)) under the Related Documents or applicable Requirements of Law, if reasonably necessary, subject to satisfaction of the applicable conditions to such actions under the applicable Related Documents; provided that, to the extent that the Back-Up Manager makes a reasonable determination (i) that the Manager is complying with its Disentanglement and continuity of services obligations set forth in the Management Agreement, and (ii) any of the foregoing duties in clauses (A) through (E) fall within the scope of such obligations and are being performed by the Manager to a reasonable standard, the Back-Up Manager may work with the Manager to ensure that such obligations are being performed, but the Back-Up Manager shall remain responsible for the performance of such obligations.

Notwithstanding any such arrangement described above, the Back-Up Manager shall be obligated to the same extent and under the same terms and conditions as if the Back-Up Manager alone was performing such obligations in accordance with the terms of this Agreement. In all cases, the Back-Up Manager shall provide oversight and supervision with regard to the performance of all such obligations by the Manager. For the avoidance of doubt and notwithstanding anything to the contrary in the Related Documents, in the performance of its Hot Back-Up Management Duties, the Back-Up Manager shall not be required to assume ownership of any of the Securitization Entities or any of their assets, or to assume direct or indirect liability for any of them; provided, however, that for the avoidance of doubt, the foregoing shall not exculpate or otherwise impact, reduce or impair the scope of Back-Up Manager’s liability as set forth herein. Notwithstanding the foregoing, a Hot Back-Up Management Trigger Event shall not cease to be in effect until such time as all Advances, including any interest thereon, have been paid.

(b) ~~Until~~After delivery of a written notice from the Trustee to the Back-Up Manager of the occurrence of a Hot Back-Up Management Trigger Event and until a Successor Manager (other than the Back-Up Manager) is appointed by the Control Party (acting at the direction of the Controlling Class Representative), (x) before the Series 2025-1 Springing Amendments Implementation Date, the Back-Up Manager will serve as the Interim Successor Manager and will work with the Manager to implement the Transition Plan until a Successor Manager (other than the Back-Up Manager) has been appointed and (y) on and after the Series 2025-1 Springing Amendments Implementation Date, following delivery of the Termination Notice to the Back-Up Manager pursuant to the Management Agreement and until a Successor Manager (other than the Back-Up Manager) is appointed by the Control Party (acting at the direction of the Controlling Class Representative), the Back-Up Manager will serve as the Interim Successor Manager and will work with the Manager to implement the approved Transition Plan until a Successor Manager (other than the Back-Up Manager) has been appointed. If the Back-Up Manager serves as the Interim Successor Manager or, in its sole and absolute discretion, as the Successor Manager, the Back-Up Manager ~~will act~~acts only in consultation with, and at the written direction of, the Servicer (including in its capacity as Control Party) (and, if otherwise required under the Related Documents, the ~~Co-Issuers~~Securitization Entities).

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The Back-Up Manager’s obligations to perform the Hot Back-Up Management Duties will terminate upon the appointment of a Successor Manager (other than the Back-Up Manager) by the Control Party (acting at the direction of the Controlling Class Representative) which Successor Manager has accepted such appointment; provided that if all Advances, including interest thereon, have not been repaid, the Hot Back-Up Management Trigger Event will remain in effect until reimbursement in full thereof to the Servicer. For the avoidance of doubt, under no circumstances will the Back-Up Manager be or be deemed to be the Successor Manager unless and until the Back-Up Manager agrees in writing to assume such role in its sole and absolute discretion. Any such assumption by the Back-Up Manager will be subject to the terms and conditions of a written agreement entered into at such time by and among the Securitization Entities, the Trustee and the Back-Up Manager, such written agreement to be in form and substance satisfactory to the Back-Up Manager in its sole and absolute discretion.

(c) The Securitization Entities and the Manager agree to fully and promptly cooperate with all reasonable requests of the Back-Up Manager for including, without limitation, information or access to management team members with respect to its provision of all Warm Back-Up Management Duties and all Hot Back-Up Management Duties during the continuation of a Warm Back-Up Management Trigger Event, during the continuation of a Hot Back-Up Management Trigger Event or if an Advance Period ~~Notice~~ has been ~~delivered~~continuing for at least sixty (60) days.

(d) In connection with the execution and delivery of this Agreement, the Securitization Entities shall execute and deliver on the Series 2025-1 Closing Date a power of attorney in substantially the form set forth as Exhibit A, which power of attorney shall become effective as of the date of the termination of the Manager pursuant to Section 6.1 of the Management Agreement, and which shall terminate immediately on the earliest of (i) the termination of this Agreement in accordance with Section 7.1 hereof, (ii) the resignation of the Back-Up Manager in accordance with Section 7.2 hereof and (iii) the appointment and acceptance of a Successor Manager in accordance with the terms of the Management Agreement. The Securitization Entities shall promptly execute such other or further documents as the Back-Up Manager may from time to time reasonably request to more completely effect or evidence the authority of the Back-Up Manager hereunder, including the delivery of such powers of attorney (or other similar authorizations) as the Back-Up Manager may reasonably request to enable it to carry out all of its rights, obligations and duties under Section 2.5 of this Agreement and the Master Issuer shall cause any Additional Securitization Entities joining this Agreement after the date hereof to execute and deliver the Back-Up Manager a power of attorney in substantially the form set forth as Exhibit A.

(e) Upon the delivery of (A) a Manager Termination Notice with respect to termination of the Manager pursuant to Section 6.1 of the Management Agreement and the commencement of the Hot Back-Up Management Duties pursuant to Section 2.5 of this Agreement and (B) a notice to the Manager from the Back-Up Manager or a Successor Manager, in writing, that the Back-Up Manager or Successor Manager, as applicable, has reasonably determined that the Manager has failed to comply with its Disentanglement and/or Continuity of Services obligations set forth in Section 6.3 of the Management Agreement, the Back-Up Manager or Successor Manager, as applicable, shall be authorized to, but shall not be obligated to, designate one individual to serve as a Transitional Director or a Transitional Officer, as applicable, of each Securitization Entity. For the avoidance of doubt, the Transitional Director, if

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any, shall be a director of Domino’s Pizza International Franchising Inc. and the Transitional Officer, if any, shall be an officer of each other Securitization Entity. The Master Issuer agrees to vote all of its shares and take any other action reasonably necessary to cause the election of a Transitional Director to the Board of Directors with respect to the applicable Securitization Entity upon written notice from the Back- Up Manager or Successor Manager, as applicable, of its election to designate an individual to serve as a Transitional Director pursuant to the terms of this Agreement. Each of the Securitization Entities agree to vote all of its respective limited liability company interests and take any other action reasonably necessary to cause the election of a Transitional Officer with respect to the applicable Securitization Entities upon written notice from the Back-Up Manager or Successor Manager, as applicable, of its election to designate an individual to serve as a Transitional Officer pursuant to the terms of this Agreement. Upon the occurrence of a Warm Back-Up Management Trigger Event, the Master Issuer agrees, if requested by the Back-Up Manager, to either amend Domino’s Pizza International Franchising Inc.’s certificate of incorporation and/or enter into an indemnity agreement, as applicable, to (i) add a waiver of opportunities provision to the formation documents of Domino’s Pizza International Franchising Inc. that is typical for a Delaware special purpose corporation similar to that of Domino’s Pizza International Franchising Inc. and (ii) ensure any Transitional Director is indemnified by Domino’s Pizza International Franchising Inc. on terms substantially similar to the indemnification provided in the limited liability company agreements of the other Securitization Entities. In carrying out duties as a Transitional Officer or Transitional Director, such Transitional Officer or Transitional Director, as applicable, may consider the Back-Up Manager’s duties and obligations under this Agreement. The Back-Up Manager’s obligations and liabilities will be limited to those in this Agreement regardless of any statutory or common law duties the Transitional Director has.

ARTICLE 3

INFORMATION

Section 3.1 Information provided by Manager. Upon request, the Manager will provide the Back-Up Manager, on a timely basis, with the certificates and reports listed in Section 2.3(a) and any other information reasonably requested by the Back-Up Manager to perform its obligations hereunder; provided, however, that the Back-Up Manager shall not require the Manager to produce reports or other information that the Manager does not currently produce or which would be unreasonably expensive or burdensome to prepare or produce. The Manager shall also provide the Back-Up Manager with any amendments to any Related Documents and shall provide the Back-Up Manager with copies of all Related Documents for each Series of Notes issued pursuant to the Indenture and with notice of any permanent reduction or termination pursuant to any Class A-1 Note Purchase Agreement.

Section 3.2 Reliance on Information. In connection with the performance of its obligations under this Agreement and the other Related Documents, the Back-Up Manager is entitled to conclusively rely upon any certification or other written information (including without limitation, any resolution, statement, instrument, report, notice request, direction, consent or any other written information) provided to it by or on behalf of the Manager, the Securitization Entities or the Servicer (including in its capacity as Control Party) without the obligation to investigate the accuracy or completeness of any such information or any certification and shall have no liability for actions taken or not taken in reasonable reliance thereon.

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Section 3.3 Delivery of Information by Back-Up Manager. Delivery of reports, information and documents to the Trustee, the Manager, the Servicer (including in its capacity as Control Party) and the Controlling Class Representative pursuant to Article 2 is for informational purposes only and the receipt by the Trustee, the Manager, the Servicer (including in its capacity as Control Party) and the Controlling Class Representative of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Co-Issuers’, the Manager’s, the Servicer’s (including in its capacity as Control Party) or any other entity’s compliance with any of its covenants under any of the Related Documents (as to which the Trustee, the Manager, the Servicer and the Controlling Class Representative is entitled to rely on officer’s certificates from such entities).

ARTICLE 4

COMPENSATION, EXPENSES AND INDEMNITY

Section 4.1 Compensation. As compensation for the performance of its obligations under this Agreement, in addition to the reimbursement of expenses pursuant to Section 4.2, the Back-Up Manager shall be entitled to (i) a fee as agreed upon under a separate fee letter among the Manager, the Securitization Entities and the Back-Up Manager, (ii) reimbursement of reasonable out-of-pocket expenses incurred in the performance of its duties ((i) and (ii) collectively referred to as the “Back-Up Manager Fees~~”~~”) and (iii) on and after the Series 2021-1 Springing Amendments Implementation Date, the Back-Up Manager Consent Consultation Fees (including reasonable out-of-pocket expenses incurred in the performance of such consultation). The Back-Up Manager Fees and the Back-Up Manager Consent Consultation Fees will each be payable as a Securitization Operating Expense (if not otherwise paid at the closing of a Consent Request, Consent Recommendation or Advance) on each Weekly Allocation Date from amounts available for such purpose pursuant to, and in accordance with, the Priority of Payments. On and after the Series 2021-1 Springing Amendments Implementation Date, each Back-Up Manager Consent Consultation Fee (including any related reasonable out-of-pocket expenses incurred by Back-Up Manager in connection therewith), will be paid to the Back-Up Manager at the closing of the Consent Request, Consent Recommendation or Debt Service Advance or Collateral Protection Advance and as a condition precedent thereto and any such amounts due in connection with a Consent Request ~~or~~, Consent Recommendation, Debt Service Advance or Collateral Protection Advance and not so timely paid at the closing of a Consent Request, a Consent Recommendation, or proposed Advance or if there is otherwise no closing with respect to any such Consent Request, Consent Recommendation, and/or such proposed Advance or if any such consent, approval, amendment, waiver, modification or other action is not given or consummated or such proposed Advance is not made, as due will be reimbursed as Securitization Operating Expenses (it being understood that in performing its duties as Back-Up Manager, Interim Successor Manager~~,~~ or in its sole and absolute discretion as Successor Manager, in no event shall the Back-Up Manager be required to make any Manager Advances, Debt Service Advances and/or Collateral Protection Advances).

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Section 4.2 Reimbursable Costs. The Co-Issuers shall reimburse the Back-Up Manager for all reasonable and documented disbursements, expenses and out-of-pocket costs incurred or made by it in connection with the performance of its obligations under this Agreement; provided that (a) in the performance of its Cold Back-Up Management Duties, the Back-Up Manager must receive the prior written approval of the Master Issuer and the Manager prior to incurring expenses anticipated to exceed $~~5,000~~10,000 in the aggregate per trip or single occurrence, and reimbursements under clause (a) of this Section 4.2 shall not exceed $25,000 per annum without the prior written approval of the Master Issuer, (b) in the performance of its Warm Back-Up Management Duties, the Back-Up Manager must receive the prior written approval of the Control Party prior to incurring expenses anticipated to exceed $~~12,000~~15,000 in the aggregate per trip or single occurrence, and reimbursements under clause (b) this Section 4.2 shall not exceed $75,000 per annum without the prior written approval of the Control Party and (c) in the performance of its Hot Back-Up Management Duties, the Back-Up Manager must receive the prior written approval of the Control Party prior to incurring expenses anticipated to exceed $15,000 in the aggregate per trip or single occurrence, and reimbursements under clause (c) this Section 4.2 shall not exceed $100,000 per annum without the prior written approval of the Control Party. Such reimbursements of costs and expenses shall include the reasonable compensation, disbursements and expenses of the Back-Up Manager’s agents and outside counsel; provided, that in no event shall the foregoing consent requirements or cap limitations in this Section 4.2 apply to any Successor Manager Transition Expenses. The Co-Issuers shall not be required to reimburse any expense incurred by the Back-Up Manager through the Back-Up Manager’s own willful misconduct or gross negligence. Any reimbursable costs and expenses shall be payable to the Back-Up Manager on each Weekly Allocation Date only out of amounts available therefor under the Indenture in accordance with the Priority of Payments on such Weekly Allocation Date. The reimbursement of expenses and other costs pursuant to this Section 4.2 shall be payable as Securitization Operating Expenses in accordance with the Priority of Payments.

Section 4.3 Limitation of Liability of the Back-Up Manager.

(a) The Back-Up Manager will indemnify each of the Securitization Entities, the Servicer (both in its capacity as Servicer and Control Party) and their respective members, officers, directors, managers, employees and agents for all claims, losses, penalties, fines, forfeitures, legal fees, liabilities, obligations, damages, actions, suits, and related costs and judgments and other costs, fees and reasonable expenses that any of them may incur as a result of: (i) the material breach by the Back-Up Manager of any representation, warranty or covenant made by the Back-Up Manager under this Agreement; or (ii) the Back-Up Manager’s gross negligence, bad faith, willful misconduct or fraudulent behavior in the performance of its duties under this Agreement; provided, that the Back-Up Manager will have no obligation of indemnity to any such party to the extent any such claims, losses, penalties, fines, forfeitures, legal fees, liabilities, obligations, damages, actions, suits, and related costs and judgments and other costs, fees and reasonable expenses are caused by such party’s negligence (or, with respect to the Servicer, the Servicer’s gross negligence), bad faith, willful misconduct or fraudulent behavior. On and after the Series 2025-1 Springing Amendments Implementation Date, except in the case of the Back-Up Manager’s own gross negligence, bad faith, willful misconduct or fraudulent behavior, the Back-Up Manager’s aggregate liability for any and all claims arising under this Agreement or any other Related Documents will be limited to the amount equivalent to the fees actually paid to the Back-Up Manager under this Agreement during the twenty-four (24) month period preceding the occurrence giving rise to such claims, less any amounts previously paid by the Back-Up Manager during such twenty-four (24) month period on account of claims under this Agreement or other Related Documents less any amounts previously paid by the Back-Up Manager under this Agreement or other Related Documents and not reimbursed to the Back-Up Manager thereunder.

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(b) ~~(a) Neither the~~Except as set forth in the immediately preceding paragraph, none of Back-Up Manager nor any of its members, officers, directors, managers, employees or agents (collectively, the ~~“~~“Back-Up Manager Indemnified Parties~~”~~”) ~~shall~~will be under any liability to the Securitization Entities, the Manager, the Servicer, the Control Party, the Controlling Class Representative, the Trustee, or the Noteholders (i) for any action taken, or not taken, by the Back-Up Manager in good faith pursuant to this Agreement, (ii) on or after the Series 2025-1 Springing Amendments Implementation Date, for any action taken, or not taken, in good faith by the Back-Up Manager pursuant to this Agreement~~, or~~ due to the Manager or any other party failing to comply with the terms and conditions of the Related Documents (including but not limited to the Management Agreement and this Agreement) after having been reasonably requested to comply therewith (it being understood that such a reasonable request will not be construed to require the Back-Up Manager to affirmatively take any legal, administrative, judicial or other action to enforce the provisions of the Related Documents), or (iii) for errors in judgment made in good faith by the Back-Up Manager unless it is proven that the Back-Up Manager was grossly negligent in ascertaining the pertinent facts; provided, however, that this provision ~~shall~~will not protect the Back-Up Manager Indemnified Parties against liability for any material breach of a representation, warranty or covenant made by the Back-Up Manager herein, or against any expense or liability specifically required to be borne thereby by the Back-Up Manager without right of reimbursement pursuant to the terms hereof, or against any liability that would otherwise be imposed by reason of gross negligence, bad faith, willful misconduct or fraudulent behavior in the performance of the Back Up- Manager’s obligations or duties hereunder or by reason of the Back-Up Manager’s grossly negligent disregard of such obligations or duties. The Back-Up Manager Indemnified Parties may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder or under any other Related Documents. The Back-Up Manager may rely upon, and shall have no liability for actions taken or not taken in good faith and in reasonable reliance upon, any resolution, certificate, statement, instrument, report, notice, request, direction, consent or other written information reasonably believed by it to be genuine and delivered by or on behalf of the Manager, the Securitization Entities or the Servicer (including in its capacity as Control Party) or the Trustee, or any other party to the Related Documents without the obligation to investigate the accuracy or completeness of any such certification or written information.

(c) ~~(b)~~ The ~~Co-Issuers~~Securitization Entities shall jointly and severally indemnify and hold harmless the Back-Up Manager Indemnified Parties from and against any claims, losses, penalties, fines, forfeitures, legal fees, liabilities, obligations, damages, actions, suits and related costs and judgments and other costs, fees and reasonable expenses that any of them may incur arising out of or incurred in connection with this Agreement, any other Related Document, the Notes, or any of the Collateral, other than any such claim, loss, penalty, fine, forfeiture, legal fee, liability, obligation, damage, action, suit and related cost, judgment or other cost, fee or reasonable expense: (i) specifically required to be borne by the Back-Up Manager pursuant to the terms hereof or otherwise incidental to the performance of obligations and duties under this Agreement in each such case, without right of reimbursement pursuant to the terms thereof; or (ii) that was incurred in connection with claims against the Back-Up Manager resulting from (A) any material breach of a representation, warranty or covenant made herein by the Back-Up Manager or (B) the gross negligence, bad faith, willful misconduct or fraudulent behavior of the Back-Up Manager.

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(d) ~~(c)~~ The Back-Up Manager shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Back-Up Manager may, in its discretion, undertake any such action which it may reasonably deem necessary or desirable with respect to the enforcement and/or protection of its rights and duties. In such event, the reasonable legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Co-Issuers and the Back-Up Manager shall be entitled to the direct payment of such expense, or to be reimbursed therefor. All indemnities and reimbursements on account of the Back-Up Manager Indemnified Parties pursuant to this Section 4.3 shall be payable out of funds on deposit in the Collection Account in accordance with the Priority of Payments.

~~(d) The Back-Up Manager may rely on and shall be protected in acting and refraining from acting in good faith and in reliance upon~~ any resolution, certificate, statement, instrument, report, notice, request, direction, consent or other ~~document~~ reasonably believed by it to be genuine and delivered by or on behalf of the ~~appropriate Person.~~

(e) In connection with the performance of its obligations hereunder and under the other Related Documents, the Back-Up Manager is entitled to conclusively rely upon any certification or other written information (including, without limitation any resolution, statement, instrument, report, notice request, direction, consent or any other written information) provided to it by or on behalf of the Manager, the Securitization Entities or the Servicer (including in its capacity as Control Party) without the obligation to investigate the accuracy or completeness of any such information or any certification and shall have no liability for actions taken or not taken in reasonable reliance thereon.

(f) ~~(e)~~ In the exercise and performance of its duties and obligations hereunder or under any of the Related Documents, the Back-Up Manager (i) may act directly or through agents or attorneys pursuant to agreements entered into with any of them and (ii) may, except as otherwise provided in Section 4.3(c), at its own expense if it is acting solely on its own behalf and not on behalf of or for the benefit of the Noteholders, consult with counsel, accountants and other professionals or experts selected and monitored by the Back-Up Manager in good faith and in the absence of gross negligence, and the Back-Up Manager shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other professionals or experts.

(g) ~~(f)~~ No recourse may be taken, directly or indirectly, with respect to the obligations of the Back-Up Manager under this Agreement or any other Related Document or any certificate or other writing delivered in connection herewith or therewith, against any partner, owner, beneficiary, agent, officer, director, employee or agent of the Back-Up Manager, in its individual capacity, any holder of equity in the Back-Up Manager or in any successor or assign of the Back-Up Manager in its individual capacity, except as any such Person may have expressly agreed.

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(h) ~~(g)~~ In no event will the Back-Up Manager or any partner, owner, beneficiary, agent, officer, director, employee or agent of the Back-Up Manager be held liable for any exemplary, punitive, special, indirect or consequential damages of any kind resulting from any action taken or omitted to be taken by it or them under this Agreement. Additionally, the Back-Up Manager will not be liable for any claims, losses, penalties, fines, forfeitures, legal fees, liabilities, obligations, damages, actions, suits and related costs and judgments and other costs, fees and reasonable expenses, suffered by any party to any of the Related Documents arising out of or caused by any delay in, or failure of, performance by the Back-Up Manager, in whole or in part, arising out of, or caused by, circumstances beyond the Back-Up Manager’s control, including, without limitation: acts of God, earthquakes, fires, floods, wars, civil or military disturbances, sabotage, epidemics, pandemics, riots, interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service, accidents, labor disputes, acts of civil or military authority or governmental actions, natural disasters, floods, earthquakes, fires or other catastrophe or similar occurrences (it being understood that the Back-Up Manager shall use commercially reasonable efforts to resume performance as soon as practicable under the circumstances) or the inability or unwillingness of the Manager to perform its obligations under this Agreement, including as a result of a bankruptcy filing or other insolvency event of the Manager.

(i) ~~(h)~~ Notwithstanding anything to the contrary in any Related Document, in performing its duties as Back-Up Manager, the Interim Successor Manager or in its sole and absolute discretion as Successor Manager, in no event will the Back-Up Manager assume or be responsible for any financial obligations or liabilities of the Manager, the Securitization Entities, the Servicer, the Control Party, any Class A-1 Administrative Agent or any other Person in connection with the performance of ~~its~~such duties pursuant to this Agreement, the Management Agreement or any other Related Document. Any such obligations or liabilities will be the sole responsibility of the Securitization Entities or the Manager.

Section 4.4 Insurance. (a) Following a Warm Back-Up Management Trigger Event, the Manager shall use commercially reasonable efforts to cover (i) any duly appointed Transitional Officer or Transitional Director, as applicable, as an “insured person”, “executive” or “individual insured” on the directors’ and officers’ insurance policy, professional liability, commercial general liability, errors and omissions, cyber, and employer’s liability insurance policy of the Manager or the Securitization Entities and (ii) the Back-Up Manager as an “additional insured” on the commercial general liability policy and, in each case, on any such other insurance policies maintained or required to be maintained by the Securitization Entities pursuant to the Related Documents and maintained or required to be maintained by the Manager for the benefit of the Securitization Entities pursuant to the Management Agreement (including, without limitation, any professional liability, errors and omissions, cyber, or employment practices liability insurance policies), in each case, within 30 days of a Warm Back-Up Management Trigger Event (or, other time as agreed to by the Back-Up Manager, or, if earlier, upon the occurrence of a Hot Back-Up Management Trigger Event) and on terms and in a manner reasonably acceptable to the Back-Up Manager.

(b) Unless otherwise agreed to by the Back-Up Manager, the Securitization Entities and the Manager, as applicable, will maintain or cause to be maintained all the insurance coverage required pursuant to the terms of the Related Documents. Further, any insurance policy under which the Back-Up Manager and/or the Transitional Officer or Transitional Director, as applicable, is covered shall not, in any case, be cancelled, non-renewed or lapse for non-payment of premiums, without ten (10) days’ prior written notice to the Back-Up Manager.

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(c) Upon the occurrence of a Warm Back-Up Management Trigger Event (or, if earlier, a Hot Back-Up Management Trigger Event), at the written request of the Back-Up Manager, the Manager and the Securitization Entities will provide evidence satisfactory to the Back-Up Manager that the Back-Up Manager and/or the Transitional Officer or Transitional Director, as applicable, is covered by the insurance required pursuant to Section 4.4(a) above. If such evidence is not provided to the Back-Up Manager within thirty (30) days following such written request (or, if not reasonably practicable despite the Manager’s and the Securitization Entities’ commercially reasonable efforts, sixty (60) days following such written request or, if earlier, upon the occurrence of a Hot Back-Up Management Trigger Event), the Back-Up Manager may purchase (at the Securitization Entities’ sole cost and expense) such coverage with minimum limits meeting the existing insurance in place for the Securitization Entities and/or the Manager that the Back-Up Manager or Transitional Officer or Transitional Director, as applicable, was obligated to be added to pursuant to clause (a) above, or such coverage that is usual and customary (as determined by the Back-Up Manager in good faith following consultation with its insurance broker or other advisors) for a back-up manager in similar transactions performing similar Hot Back-Up Management Duties to those contemplated under this Agreement (which may include, without limitation, its own directors’ and officers’ insurance policy or errors and omissions policy, as the case may be) and the cost of such policy will be considered either Securitization Operating Expense or Successor Manager Transition Expense. For the avoidance of doubt, the cost of any such insurance purchased by the Back-Up Manager in accordance with the terms of this Section 4.4 shall in no event be subject to the consent provisions set forth in Section 4.2.

ARTICLE 5

THE BACK-UP MANAGER

Section 5.1 Representations and Warranties Concerning the Back-Up Manager. The Back-Up Manager represents and warrants to the Co-Issuers, the other Securitization Entities party hereto and the Trustee, as of the date hereof and each Series Closing Date (except if otherwise expressly noted), as follows:

(a) Organization and Good Standing. It is a duly organized, validly existing corporation in good standing under the laws of the state of its organization. It has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement.

(b) Power and Authority. The execution and delivery of this Agreement and the performance by the Back-Up Manager of its duties hereunder have been duly authorized by all necessary action on its part.

(c) No Conflicts. The execution and delivery of this Agreement will not (i) conflict with any provision of the certificate of incorporation of the Back-Up Manager or the by-laws of the Back-Up Manager, (ii) violate or result in a breach of any material contract to which the Back-Up Manager is a party or (iii) violate any law to which the Back-Up Manager is subject, except, in the case of clauses (ii) and (iii) for such violation or breaches which would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the business, operations, assets, liabilities or financial condition of the Back-Up Manager or a material adverse effect on the ability of the Back-Up Manager’s ability to perform its obligations under this Agreement.

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(d) Due Execution and Delivery. This Agreement has been duly executed and delivered by the Back-Up Manager and constitutes a legal, valid and binding obligation of the Back-Up Manager, enforceable against the Back-Up Manager in accordance with its terms except as such enforceability may be limited by the Bankruptcy Code and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) or by an implied covenant of good faith and fair dealing.

Section 5.2 Limitations of Responsibility of the Back-Up Manager. The Back-Up Manager will have no responsibility under this Agreement other than to render the services called for hereunder in good faith and, to the extent applicable, consistent with this Agreement.

Section 5.3 Right to Receive Instructions. In the event that the Back-Up Manager is unable to decide between alternative courses of action, or is unsure as to the application of any provision of this Agreement or any Related Document, or any such provision is, in the good faith judgment of the Back-Up Manager, ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement or any Related Document permits any determination by the Back-Up Manager or is silent or is incomplete as to the course of action that the Back-Up Manager is required to take with respect to a particular set of facts, the Back-Up Manager may give notice (in such form as shall be appropriate under the circumstances) to the Control Party requesting instructions in accordance with the Base Indenture and, to the extent that the Back-Up Manager shall have acted or refrained from acting in good faith in accordance with any such instructions received from the Control Party, the Back-Up Manager shall not be liable on account of such action or inaction to any Person. If the Back-Up Manager shall not have received appropriate instructions from the Control Party within ten (10) days of such notice (or within such shorter period of time reasonably appropriate under the circumstances as may be specified in such notice) the Back-Up Manager may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Related Documents, as the Back-Up Manager shall deem to be in the best interests of the Noteholders and the Securitization Entities. The Back-Up Manager shall have no liability to any Person for such action or inaction taken in reliance on the preceding sentence except for the Back-Up Manager’s own gross negligence, bad faith, willful misconduct or fraudulent behavior.

Section 5.4 Independent Contractor. In performing its obligations as Back-Up Manager hereunder the Back-Up Manager acts solely as an independent contractor of the Co-Issuers, the Trustee, each of the Other Securitization Entities and the Controlling Class Representative. Nothing in this Agreement shall, or shall be deemed to, create or constitute any joint venture, partnership, employment, or any other relationship between any Securitization Entity, the Trustee, the Manager, the Servicer (including in its capacity as Control Party) or the Controlling Class Representative and the Back-Up Manager other than the independent contractor contractual relationship established hereby. The Back-Up Manager shall not be, nor shall be deemed to be, liable for any acts or obligations of the Securitization Entities, the Manager, the Servicer, the Control Party, the Controlling Class Representative or the Trustee and, without limiting the foregoing, the Back-Up Manager shall not be liable under or in connection with the Notes.

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ARTICLE 6

CONFIDENTIALITY

Section 6.1 Confidentiality. ~~“~~“Confidential Information~~”~~” means information (including Know-How) treated as confidential and proprietary by Holdco, the Securitization Entities or the Manager that is disclosed to the Back-Up Manager.

(a) The Back-Up Manager acknowledges that during the term of this Agreement it may receive Confidential Information from Holdco, the Securitization Entities and the Manager. The Back-Up Manager agrees to maintain the Confidential Information in the strictest of confidence and will not, at any time, use, disseminate or disclose any Confidential Information to any person or entity other than those of its employees or representatives who have a ~~“~~“need to know~~”~~” and who have been apprised of this restriction except as expressly provided in this Agreement. The Back-Up Manager shall be liable for any breach of this Article 6 by any of its employees or representatives and shall immediately notify the Manager in the event of any loss or disclosure of any Confidential Information. Confidential Information shall not include information that: (i) is already known to the Back-Up Manager without restriction on use or disclosure prior to receipt of such information from Holdco, a Co-Issuer or the Manager; (ii) is or becomes part of the public domain other than by breach of this Agreement by, or other wrongful act of, the Back-Up Manager; (iii) is developed by the Back-Up Manager independently of and without reference to any Confidential Information; (iv) is received by the Back-Up Manager from a third party who is not under any obligation to Holdco, the Co-Issuers or the Manager to maintain the confidentiality of such information or (v) is required to be disclosed by applicable law, statute, rule, regulation, subpoena, court order or legal process; provided that the Back-Up Manager promptly notifies Holdco, the Securitization Entities and the Manager of such requirement and reasonably cooperates with Holdco, the Securitization Entities and the Manager to minimize the extent of such disclosure. The duties hereunder shall survive termination of this Agreement and (A) for trade secret information, shall continue for as long as such information remains a trade secret under applicable law, and (B) for all other Confidential Information, shall continue for three (3) years after the termination of this Agreement in accordance with Section 7.1 hereof.

(b) All books, records, documents, papers or other materials relating to Holdco’s, the Securitization Entities’ or the Manager’s business, Intellectual Property, customers, suppliers, distributors, franchisees, products or projects received by the Back-Up Manager containing Confidential Information or other proprietary information or trade secrets of the Holdco, any Securitization Entity or the Manager, including any copies thereof shall at all times be and remain the property of the Holdco, the applicable Securitization Entity or the Manager, as the case may be, and shall be destroyed or returned immediately to Holdco, the applicable Securitization Entity or the Manager, as the case may be, upon termination of this Agreement, or earlier at the request of Holdco, the applicable Securitization Entity or the Manager; provided, however, that the Back-Up Manager may retain such limited media and materials containing Confidential Information for customary archival and audit purposes (including with respect to regulatory compliance) only for reference with respect to the prior dealings between the parties and subject to the confidentiality terms of this Agreement. To the extent the Back-Up Manager

22

is required to return or destroy materials containing Holdco’s, the Securitization Entities’ or the Manager’s Confidential Information as described in this Section 6.1(b), the Back-Up Manager shall provide a certificate of an authorized employee attesting to the return and/or destruction of such materials upon request.

(c) Nothing in this Article 6 shall be construed as preventing Holdco, the Co-Issuers, the Manager or the Trustee from pursuing any and all remedies available to it for the breach or threatened breach of covenants made in this Article 6, including recovery of money damages for temporary or permanent injunctive relief.

(d) It is understood that nothing in this Agreement is intended to preclude the Back-Up Manager or its affiliates from engaging in related types of consulting work with other firms or organizations, whether in a related business or otherwise; provided that reasonable and proper professional safeguards are maintained to ensure that Confidential Information is not made available to such others.

ARTICLE 7

MISCELLANEOUS PROVISIONS

Section 7.1 Term; Termination of Agreement. The duties and obligations of the Back-Up Manager under this Agreement shall continue for a period of seven (7) years from the date of the Original Back-Up Management Agreement, and will automatically renew for one (1) year periods on each anniversary, unless this Agreement is earlier terminated by the Trustee, acting at the direction of the Control Party at any time, by providing five (5) days prior written notice thereof to the Manager, the Back-Up Manager, the Co-Issuers, the Servicer and the Rating Agencies. This Agreement will also terminate upon (a) the satisfaction and discharge of the Indenture pursuant to Article 12 of the Base Indenture, (b) the assumption by the Back-Up Manager, in Back-Up Manager’s sole and absolute discretion, of all rights and obligations of the Manager as a Successor Manager appointed by the Control Party (acting at the direction of the Controlling Class Representative) pursuant to Section 6.1(b) of the Management Agreement, (c) the resignation of the Back-Up Manager pursuant to Section 7.2 or (d) the final payment or other liquidation of the last Securitized Asset.

Section 7.2 Resignation.

(a) The Back-Up Manager may not resign as Back-Up Manager except upon determination that (a) the performance of its duties under this Agreement is no longer possible under applicable law and (b) there is no reasonable action the Back-Up Manager could take to make the performance of its duties under this Agreement permissible under applicable law. Any such determination under clause (a) above requiring the Back-Up Manager’s resignation will be evidenced by an Opinion of Counsel to such effect, delivered to the Trustee, the Control Party, the Co-Issuers and the Manager. In addition, the Back-Up Manager will be permitted to resign if (x) prior to the Series 2025-1 Springing Amendments Implementation Date, all or any portion of the Back-Up Manager ~~Fee~~Fees or (y) on and after the Series 2025-1 Springing Amendments Implementation Date, all or any portion of any fees, expenses, indemnifications or other amounts, in each case, due and owing to the Back-up Manager remains unpaid for more than sixty (60) days after it becomes due and payable~~.~~, it being understood that the Back-Up Manager shall not have the right to resign under this subpart (y) until the Back-Up Manager has delivered

23

to the Servicer and Trustee written notice (which may be transmitted via email) setting forth such outstanding unpaid amounts, together with the related invoices (to the extent applicable) (the “Back-Up Manager Unpaid Sums Certification” ) and thereafter, Servicer has not made a Collateral Protection Advance in accordance with the Servicing Agreement (whether because of a Nonrecoverability Advance determination, an Advance Suspension Period or otherwise) that pays the Back-Up Manager such outstanding unpaid amounts in full on or prior to the later of fifteen (15) days following delivery of the Back-Up Manager Unpaid Sums Certification and expiration of such sixty (60) day period. Notwithstanding the foregoing or anything to the contrary herein, any Collateral Protection Advance made to pay such amounts to the Back-Up Manager shall in no event prevent the Back-Up Manager from resigning pursuant to subpart (y) of the prior sentence in the event of any subsequent failures to pay all or any portion of any fees, expenses, indemnifications or other amounts, in each case, due and owing to the Back-Up Manager which remain unpaid for more than sixty (60) days (subject to the requirements above regarding providing the Back-Up Manager Unpaid Sums Certification). Following the resignation of the Back-Up Manager or termination of this Agreement, in each case, the Back-Up Manager will be entitled to receive all accrued and unpaid Back-Up Manager Fees, and Back-Up Manager Consent Consultation Fees, expenses and any indemnification payments and any other amounts then due and payable to the Back-Up Manager subject to and in accordance with the Priority of Payments.

(b) Notwithstanding the foregoing, ~~on and after the~~if the Co-Issuers intend to issue Additional Notes on or after the Series 2021-1 Springing Amendments Implementation Date, if the ~~Co-Issuers intend to issue a new Series of Notes after the Series 2021-1 Closing Date (excluding, for the avoidance of doubt, Offered Notes issued on the Series 2021-1 Closing Date), if the~~ Back-Up Manager determines that it is substantially reducing or winding down its role in serving as a back-up manager in the whole business securitization marketplace, the Back-Up Manager may choose to resign as Back-Up Manager by providing written notice of its decision to the Co-Issuers (or such other party that provided written notice to the Back-Up Manager under clause (a), (b) or (c) in this sentence) within fifteen (15) Business Days of the earliest of receipt by the Back-Up Manager of (a) written notice from the Co-Issuers of such intent to issue ~~a new Series of~~Additional Notes, (b) written invitation to an initial organizational call for such issuance of ~~a new Series of~~Additional Notes (or subsequent organizational call related thereto) or (c) a draft copy of an offering memorandum or other transaction document in connection with such issuance of ~~a new Series of~~Additional Notes. If Back-Up Manager resigns as set forth in this provision, and thus does not consent to continue its obligations under this Agreement, such termination shall be effective on the date of such new issuance.

(c) On and after the Series 2025-1 Springing Amendments Implementation Date, the Back-Up Manager will not be required, pursuant to this Agreement (other than the indemnification provisions above) or any other Related Document, to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights, powers or obligations under this Agreement if the Back-Up Manager has reasonable grounds for believing that any of the Back-Up Manager Fees, Back-Up Manger Consent Consultation Fees, or any other funds to be received by the Back-Up Manager from any Transaction Party pursuant to the Related Documents, are insufficient to repay such funds or adequately indemnify the Back-Up Manager against such risk or liability.

24

Section 7.3 Amendment. This Agreement may only be amended, waived, supplemented or otherwise modified from time to time by a writing signed by the parties hereto. Any amendment or modification effected contrary to the provisions of this Section 7.3 shall be null and void. Unless otherwise specified in such waiver, a waiver of any right under this Agreement shall be effective only in the specific instance and for the specific purpose for which it is given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right under this Agreement or applicable law, nor shall any single or partial exercise of any such right preclude any other for further exercise thereof or the exercise of any other right under this Agreement or applicable law. On and after the Series 2021-1 Springing Amendments Implementation Date, ~~neither~~notwithstanding anything to the contrary set forth in any Related Document, the Indenture ~~nor~~and any other Related Document may not be amended without the Back-Up Manager’s consent if such amendment would adversely affect the Back-Up Manager’s rights, indemnities, protections, remedies, liabilities, obligations, duties and/or immunities under this Agreement, the Indenture or any other Related Document.

Section 7.4 Successors and Assigns; Additional Co-Issuers. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto provided, however, that the Back-Up Manager may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Master Issuer, the Manager, the Trustee and the Control Party. Any Affiliate of Holdco that becomes a co-issuer of Notes under the Indenture may become a party to this Agreement by entering into a written addendum pursuant to which such Affiliate agrees to all of the provisions of this Agreement and to assume all of the rights, duties and obligations of a Co-Issuer hereunder.

Section 7.5 Nonpetition Covenant. The Back-Up Manager shall not, prior to the date that is one year and one day after the payment in full of the Outstanding Principal Amount of the Notes of each Series, petition or otherwise invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against any Securitization Entity under any insolvency law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Securitization Entity or any substantial part of its property, or ordering the winding up or liquidation of the affairs of such Securitization Entity. For the avoidance of doubt, this Section 7.5 shall not extend to any Transitional Officer or Transitional Director appointed by the Back-Up Manager or any actions taken by such Transitional Officer or Transitional Director.

Section 7.6 Acknowledgement. Without limiting the foregoing, the Back-Up Manager hereby acknowledges that, on the date hereof, the Securitization Entities will pledge to the Trustee under the Indenture and the Global G&C Agreement, all of such Securitization Entities’ right and title to, and interest in, this Agreement, and such pledge includes all of such Securitization Entities’ rights, remedies, powers and privileges, and all claims of such Securitization Entities against the Back-Up Manager, under or with respect to this Agreement (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity), including (i) the rights of such Securitization Entities and the obligations of the Back-Up Manager hereunder and (ii) the right, at any time, to give or withhold consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement or the obligations in respect of the Back-Up Manager hereunder to the same extent as such Securitization Entities may do. The Back-Up Manager hereby consents to such pledges described above, acknowledges and agrees that (x) the Servicer (in its capacity as Servicer and as Control Party)

25

shall be a third-party beneficiary of the rights of such Securitization Entities arising hereunder and (y) that the Trustee and the Control Party may, to the extent provided under the Base Indenture, enforce the provisions of this Agreement, exercise the rights of such Securitization Entities and enforce the obligations of the Back-Up Manager hereunder without the consent of such Securitization Entities.

Section 7.7 Governing Law; Waiver of Jury Trial; Jurisdiction.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(a) The parties hereto each hereby waives any right to have a jury participate in resolving any dispute, whether in contract, tort or otherwise, arising out of, connected with, relating to or incidental to the transactions contemplated by this Agreement.

(b) The parties hereto each hereby irrevocably submits (to the fullest extent permitted by applicable law) to the non-exclusive jurisdiction of any New York state or federal court sitting in the borough of Manhattan, New York City, State of New York, over any action or proceeding arising out of or relating to this Agreement or any Related Documents, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such New York state or federal court. The parties hereto each hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection each may now or hereafter have, to remove any such action or proceeding, once commenced, to another court on the grounds of forum non conveniens or otherwise.

Section 7.8 Notices. All notices, requests or other communications desired or required to be given under this Agreement shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, (b) national prepaid overnight delivery service, (c) telecopy or other facsimile transmission (following with hard copies to be sent by national prepaid overnight delivery service) or (d) personal delivery with receipt acknowledged in writing, to the addresses set forth below. If the Indenture or this Agreement permits reports to be posted to a password-protected website, such reports shall be deemed delivered when posted on such password-protected website so long as (i) notice has been provided to such recipients by electronic mail or other method of notice permitted hereunder to the effect that such information shall thereafter be made available by posting to such password-protected website and (ii) the recipient/user has enabled email notification of postings. Any party hereto may change its address for notices hereunder by giving notice of such change to the other parties hereto; provided that the Manager shall notify the other parties of the address of the Controlling Class Representative and of any change of identity or address of the Controlling Class Representative or any Rating Agency. All notices and demands to any Person hereunder shall be deemed to have been given either at the time of the delivery thereof at the address of such Person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be. All notices, requests or other communications under this Agreement shall be given to the parties hereto at the following addresses:

If to the Master Issuer:

Domino’s Pizza Master Issuer LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

26

Ann Arbor, MI 48105

~~Attention: Stuart A. Levy and Kevin S. Morris~~

~~Facsimile: [***]~~

Attention: General Counsel

Email: [***]

If to the IP Holder:

Domino’s IP Holder LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, MI 48105

Attention: ~~Stuart A. Levy~~General Counsel

Email: [***]

[***]

If to the Domestic ~~Distributor~~Supply Chain Holder:

Domino’s Pizza Distribution LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, MI 48105

Attention: ~~Stuart A. Levy~~General Counsel

Email: [***]

[***]

[***]

If to SPV Canadian Holdco:

Domino’s SPV Canadian Holding Company Inc.

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, MI 48105

Attention: ~~Stuart A. Levy~~General Counsel

Email: [***]

[***]

[***]

If to the Manager:

Domino’s Pizza LLC

30 Frank Lloyd Wright Drive

P.O. Box 997

Ann Arbor, MI 48106

27

~~Attention: Jessica Parrish~~

~~Email: [***]~~

~~[***]~~

Attention: General Counsel

Email: [***]

with a copy to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Attention: Patricia Lynch

Email: [***]

If to any Co-Issuer with a copy to:

Domino’s Pizza LLC

30 Frank Lloyd Wright Drive

P.O. Box 997

Ann Arbor, MI 48106

Attention: ~~Stuart A. Levy~~General Counsel

Email: [***]

[***]

[***]

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Attention: Patricia Lynch

Email: [***]

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If to the Back-Up Manager:

FTI Consulting, Inc.

1166 Avenue of the Americas 15th Floor

~~3 Times Square~~

~~11th Floor~~

New York, NY 10036

Attention: ~~Robert J. Darefsky, Senior Managing Director~~Michael

Baumkirchner

E-Mail: [***]

[***]

[***]

[***]

Facsimile: ~~212-499-3636~~212-841-9350

If to the Servicer:

Midland Loan Services, a division of PNC Bank, National Association

10851 Mastin Street,

Building 82, Suite 700,

Overland Park, Kansas 66210

Attn: President

~~facsimile: [***]~~

Email: [***]

If to the Trustee:

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

Attention: Agency & Trust — Domino’s

Email: [***]

[***]

If to the Controlling Class Representative:

At the address to be provided by the Controlling Class Representative pursuant to the Base Indenture.

Section 7.9 Delivery Dates. If the due date of any notice, certificate or report required to be delivered by the Back-Up Manager hereunder falls on a day that is not a Business Day, the due date for such notice, certificate or report shall be automatically extended to the next succeeding day that is a Business Day.

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Section 7.10 Entire Agreement. This Agreement and the documents referenced herein, including the Management Agreement, the Indenture and the Related Documents, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, whether oral or written, relating to the subject matter hereof.

Section 7.11 Severability of Provisions. If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect.

Section 7.12 Binding Effect; Limited Rights of Others. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. Except as provided in the preceding sentence and in Section 7.4 and Section 7.6, nothing in this Agreement expressed or implied, shall be construed to give any Person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, agreements, representations or provisions contained herein.

Section 7.13 Article and Section Headings. The Article and Section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 7.14 Survival. The provisions of Sections 4.1, 4.2, 4.3, 7.7 and this Section 7.14 shall survive the termination of this Agreement.

Section 7.15 Counterparts; Electronic Signatures and Transmission. This Agreement may be executed in by the parties hereto in several counterparts, each of which when so executed shall be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The ~~Trustee~~Back-Up Manager is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the ~~Trustee~~Back-Up Manager shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the ~~Trustee~~Back-Up Manager, including, without limitation, the risk of the ~~Trustee~~Back-Up Manager acting on unauthorized instructions, notices, reports

30

or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the ~~Trustee~~Back-Up Manager). Any requirement in this Agreement that is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Agreement, any and all communications (both text and attachments) by or from the ~~Trustee~~Back-Up Manager that the ~~Trustee~~Back-Up Manager in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

Section 7.16 Amendment and Restatement. The parties hereto agree that in each of their respective capacities under the Original Back-Up Management Agreement that (i) this Agreement amends, restates and supersedes the Original Back-Up Management Agreement in its entirety by this Agreement and shall be of no further force or effect except as amended and restated hereby and (ii) from and after the date hereof, all references in each Related Document to the Original Back-Up Agreement or the “Back-Up Management Agreement” shall be deemed and agreed to refer to this Agreement.

[The remainder of this page is intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Back-Up Management and Consulting Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name: ~~Adam J. Gacek~~
Title: ~~Secretary~~

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name: ~~Adam J. Gacek~~
Title: ~~Secretary~~

DOMINO’S PIZZA DISTRIBUTION LLC,as Co-Issuer

By:
Name: ~~Adam J. Gacek~~
Title: ~~Secretary~~

DOMINO’S PROGRESSIVE FOODS
DISTRIBUTION LLC, as Co-Issuer

By:

Name:
Title:

DOMINO’S SPV CANADIAN HOLDING
COMPANY INC., as Co-Issuer

By:
Name: ~~Adam J. Gacek~~
Title: ~~Secretary~~

Domino’s - Back-Up Management and Consulting Agreement

DOMINO’S PIZZA LLC, as Manager

By:
Name:
Title:

DOMINO’S SPV GUARANTOR LLC, as an Other Securitization Entity

By:
Name:
Title:

DOMINO’S PIZZA FRANCHISING LLC, as an Other Securitization Entity

By:
Name:
Title:

DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC., as an Other Securitization Entity

By:
Name:
Title:

DOMINO’S PIZZA CANADIAN
DISTRIBUTION ULC, as an Other Securitization Entity

By:
Name: ~~Adam J. Gacek~~
Title: ~~Secretary~~

Domino’s - Back-Up Management and Consulting Agreement

DOMINO’S EQ LLC, as an Other Securitization Entity

By:
Name:
Title:

DOMINO’S PIZZA INTERNATIONAL
FRANCHISING OF MICHIGAN LLC, as an Other Securitization Entity

By:
Name:
Title:

Domino’s - Back-Up Management and Consulting Agreement

CITIBANK, N.A., as Trustee

By:
Name:
Title:

Domino’s - Back-Up Management and Consulting Agreement

FTI CONSULTING, INC. as Back-Up Manager

By:
Name:
Title:

Domino’s - Back-Up Management and Consulting Agreement

CONSENT OF CONTROL PARTY AND CONTROLLING CLASS REPRESENTATIVE

MIDLAND LOAN SERVICES, a division of PNC Bank, National Association, as the Control Party in accordance with Section 2.4 of the Servicing Agreement and it is capacity as the Control Party to exercise the rights of the Controlling Class Representative (pursuant to Section 11.1(d) of the Indenture)

By:

Name:
Title:

Domino’s - Back-Up Management and Consulting Agreement

Index to Terms Defined in this Agreement

Agreement	1
Annual Visit	7
Back-Up Manager	1
Back-Up Manager Indemnified Parties	11
Base Indenture	1
Citibank	1
Co-Issuer	1
Co-Issuers	1
Cold Back-Up Management Duties	5
Confidential Information	14
~~Domestic Distributor~~	~~1~~
Domestic Franchisor	3
~~DPL~~Domestic Supply Chain Holder	1
DPL	1
Holdco	1
Hot Back-Up Management Duties	9
Hot Back-Up Management Trigger Event	8
Indenture	1
IP Holder	1
Management Agreement	1
Manager	1
Master Issuer	1
Notes	1
Quarterly Call	6
Servicer	1
Servicing Agreement	2
SPV Canadian Holdco	1
Transition Plan	8
Trustee	1
Warm Back-Up Management Duties	7
Warm Back-Up Management Trigger Event	7

Domino’s - Back-Up Management and Consulting Agreement

EXHIBIT A

POWER OF ATTORNEY OF THE SECURITIZATION ENTITIES

KNOW ALL PERSONS BY THESE PRESENTS, that in connection with the Back-Up Management Agreement, dated as of April 16, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Back-Up Management Agreement”), by and among Domino’s Pizza Master Issuer LLC (the “Master Issuer”), a Delaware limited liability company, the Master Issuer’s direct, wholly-owned subsidiaries, Domino’s IP Holder LLC, a Delaware limited liability company (the “IP Holder”), Domino’s Pizza Distribution LLC, a Delaware limited liability company (the “Domestic Supply Chain Holder”), Domino’s Progressive Foods Distribution LLC, a Delaware limited liability company (the “PFS Domestic Supply Chain Holder”) and Domino’s SPV Canadian Holding Company Inc., a Delaware corporation (the “SPV Canadian Holdco” and, together with the Master Issuer, the IP Holder, the Domestic Supply Chain Holder and the PFS Domestic Supply Chain Holder and their respective successors and assigns, and any other affiliate of Domino’s Pizza, Inc. a Delaware corporation (together with its successors and assigns, “Holdco”), that becomes a Co-Issuer under the Indenture and its successor and assigns, collectively, the “Co-Issuers” and each, a “Co-Issuer”); Domino’s Pizza LLC, a Michigan limited liability company (“DPL”, and together with its successors and assigns, the “Manager”); the Other Securitization Entities (as defined therein) (together with the Co-Issuers, the “Securitization Entities”) ; Citibank, N.A. (“Citibank”), as trustee (together with its successors and assigns, the “Trustee”); and FTI Consulting, Inc., a Maryland corporation, as back-up manager (together with its successors and assigns, the “Back-Up Manager”), the Securitization Entities hereby appoint, effective as of the date of the termination of the Manager pursuant to Section 6.1 of the Management Agreement, and terminating immediately on the earliest of (i) the termination of the Back-Up Management Agreement in accordance with Section 7.1 of the Back-Up Management Agreement, (ii) the resignation of the Back-Up Manager in accordance with Section 7.2 of the Back-Up Management Agreement and (iii) the appointment and acceptance of a Successor Manager in accordance with the terms of the Management Agreement, the Back-Up Manager and all officers thereof as their true and lawful attorney in fact, with full power of substitution, in connection with performing all obligations under Section 2.5 of the Back-Up Management Agreement and as more fully described below, with full irrevocable power and authority in the place of the Securitization Entities and in the name of each Securitization Entity or in its own name as agent of the Securitization Entities, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the foregoing, subject to the Back-Up Management Agreement, including, without limitation, the full power to:

(a) perform such functions and duties, and prepare and file such documents, as are required under the Back-Up Management Agreement to be performed, prepared and/or filed by any of the Securitization Entities, including:

(i) finalize and implement the Transition Plan in accordance with the terms thereof to the extent the Transition Plan has been approved in accordance with the terms of the Back-Up Management Agreement;

(ii) if the Manager has been terminated or resigned, take over the management of the Securitization Entities and initiate reasonable steps necessary or advisable in connection with stabilizing the condition of each of the Securitization Entities pending the appointment of a Successor Manager to the extent necessary, to: (A) exercise full inspection and audit rights against the Securitization Entities and to protect the Collateral and the condition and value thereof, (B) to the extent required in order to implement the Transition Plan and/or otherwise perform the Back-Up Manager’s duties under this Agreement, assist the Securitization Entities in restructuring, re-negotiating or terminating one or more Related Documents previously entered into by any Securitization Entity in each case in accordance with the terms of such Related Documents, (C) advise the Securitization Entities in making and implementing personnel decisions on behalf of such Securitization Entities, (D) assist the Securitization Entities in hiring external consultants and other qualified Persons to facilitate operations and (E) assist the Control Party in the liquidation of the Collateral to the extent allowed or as directed to by the Trustee (at the direction of the Control Party (acting at the direction of the Controlling Class Representative)) under the Related Documents or applicable Requirements of Law, if reasonably necessary, subject to satisfaction of the applicable conditions to such actions under the applicable Related Documents;

(iii) serve as the Interim Successor Manager, in consultation with, and at the written direction of, the Majority of the Controlling (and, if otherwise required under the Related Documents, the Securitization Entities); and

(iv) take such actions on behalf of each Securitization Entity as such Securitization Entity may reasonably request that are expressly required by the terms, provisions and purposes of the Back-Up Management Agreement; or cause the preparation by other appropriate Persons, of all documents, certificates and other filings as each Securitization Entity shall be required to prepare and/or file under the terms of the Related Documents.

This power of attorney is coupled with an interest. Capitalized terms used herein, and not defined herein shall have the meanings applicable to such terms in the Back-Up Management Agreement.

THIS POWER OF ATTORNEY IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO POWERS OF ATTORNEY MADE AND TO BE EXERCISED WHOLLY WITHIN SUCH STATE.

Dated:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC,as Co-Issuer

By:
Name:
Title:

STATE OF [ ]:
COUNTY OF [ ]

On , , before me the undersigned,personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual,or the person upon behalf of which the individual acted, executed the instrument. Notary Public

DOMINO’S PROGRESSIVE FOODS
DISTRIBUTION LLC, as Co-Issuer

By:

Name:
Title:

DOMINO’S SPV CANADIAN HOLDING
COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA LLC, as Manager

By:
Name:
Title:

DOMINO’S SPV GUARANTOR LLC, as an Other Securitization Entity

By:
Name:
Title:

STATE OF [ ]:
COUNTY OF [ ]

On , , before me the undersigned, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual,or the person upon behalf of which the individual acted, executed the instrument. Notary Public

DOMINO’S PIZZA FRANCHISING LLC, as an Other Securitization Entity

By:
Name:
Title:

DOMINO’S PIZZA INTERNATIONAL
FRANCHISING INC., as an Other Securitization Entity

By:
Name:
Title:

DOMINO’S PIZZA CANADIAN
DISTRIBUTION ULC, as an Other Securitization Entity

By:
Name:
Title:

STATE OF [ ]:
COUNTY OF [ ]

On , , before me the undersigned, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument. Notary Public

DOMINO’S EQ LLC, as an Other Securitization Entity

By:
Name:
Title:

DOMINO’S PIZZA INTERNATIONAL
FRANCHISING OF MICHIGAN LLC, as an Other Securitization Entity

By:
Name:
Title:

STATE OF [ ]:
COUNTY OF [ ]

On , , before me the undersigned, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument. Notary Public

Exhibit B

Amended Management Agreement

[See attached]

Conformed version through Omnibus Amendment dated September 5, 2025

~~EXECUTION VERSION~~

~~DOMINO’S~~DOMINO’S PIZZA MASTER ISSUER LLC,

CERTAIN SUBSIDIARIES OF ~~DOMINO’S~~DOMINO’S PIZZA MASTER ISSUER LLC PARTY HERETO,

~~DOMINO’S~~DOMINO’S SPV GUARANTOR LLC,

~~DOMINO’S~~DOMINO’S PIZZA LLC,

as Manager and in its individual capacity,

~~DOMINO’S~~DOMINO’S PIZZA NS CO.,

and

CITIBANK, N.A.,

as Trustee

AMENDED AND RESTATED MANAGEMENT AGREEMENT

Dated as of March 15, 2012

(amending and restating the Master Servicing Agreement dated as of April 16, 2007)

			Page
~~ARTICLE~~ Article 1 DEFINITIONS			3

Section	1.1	Certain Definitions	3
Section	1.2	Other Defined Terms	19
Section	1.3	Other Terms	~~13~~19
Section	1.4	Computation of Time Periods	~~13~~19

~~ARTICLE~~Article 2 ADMINISTRATION AND MANAGEMENT OF MANAGED ASSETS			~~13~~19

Section	2.1	~~Domino’s~~Domino’s Pizza LLC to Act as the Manager	~~13~~19
Section	2.2	Manager Advances	22
Section	2.3	Concentration Accounts	23
Section	2.4	Records	23
Section	2.5	Administrative Duties of Manager	24
Section	2.6	No Offset	~~19~~25
Section	2.7	Compensation	25
Section	2.8	Indemnification	~~20~~26
Section	2.9	Nonpetition Covenant	~~22~~28
Section	2.10	Certain Amendments to Documents Governing Managed Assets	~~22~~28
Section	2.11	Franchisor Consent	~~22~~28
Section	2.12	Appointment of Sub-managers	~~22~~28

~~ARTICLE~~Article 3 STATEMENTS AND REPORTS			~~23~~29

Section	3.1	Reporting by the Manager	~~23~~29
Section	3.2	Appointment of Independent Accountant	~~23~~29
Section	3.3	Annual Accountants’’ Reports	~~23~~29
Section	3.4	Notice of Reduction in Blended Rate of Continuing Franchise Fees	~~24~~30

~~ARTICLE~~Article 4 THE MANAGER			~~24~~30

Section	4.1	Representations and Warranties Concerning the Manager	~~24~~30
Section	4.2	Existence	~~28~~34

Section	4.3	Performance of Obligations	~~28~~34
Section	4.4	Merger; Resignation and Assignment	~~31~~38
Section	4.5	Taxes	~~33~~40
Section	4.6	Notice of Certain Events	~~33~~40
Section	4.7	Capitalization	~~33~~40
Section	4.8	Franchise Law Determination	~~33~~40
Section	4.9	Maintenance of Separateness	~~33~~40
Section	4.10	No ERISA Plan	~~34~~41

~~ARTICLE~~Article 5 REPRESENTATIONS, WARRANTIES AND COVENANTS AS TO POST-SECURITIZATION ASSETS			~~35~~42

Section	5.1	Representations and Warranties Made in Respect of Post- ~~Post-Securitization Assets~~	~~35~~42
Section	5.2	Covenants in Respect of New Collateral	~~37~~44

~~ARTICLE~~Article 6 DEFAULT			48

Section	6.1	Manager Termination Event	48
Section	6.2	Disentanglement	~~41~~51
Section	6.3	No Effect on Other Parties	~~43~~54
Section	6.4	Rights Cumulative	~~43~~54

~~ARTICLE~~Article 7 CONFIDENTIALITY			~~44~~55

Section	7.1	Confidentiality	~~44~~55

~~ARTICLE~~Article 8 MISCELLANEOUS PROVISIONS			~~45~~56

Section	8.1	Term of this Agreement	~~45~~56
Section	8.2	Amendments to this Agreement	~~45~~56
Section	8.3	Amendments to other Agreements	~~46~~57
Section	8.4	Acknowledgement	~~46~~57
Section	8.5	Governing Law; Waiver of Jury Trial; Jurisdiction	~~47~~58
Section	8.6	Notices	~~47~~58
Section	8.7	Severability of Provisions	~~48~~59
Section	8.8	Delivery Dates	~~48~~59
Section	8.9	Binding Effect; Limited Rights of Others	~~48~~59
Section	8.10	Article and Section Headings	~~48~~59
Section	8.11	Counterparts	~~48~~59

~~EXHIBIT A — JOINDER AGREEMENT EXHIBIT B — POWER OF ATTORNEY~~

~~EXHIBIT C — PRICING FOR COMPENSATION FOR SERVICES RELATED TO THE PRODUCT PURCHASE AND DISTRIBUTION AGREEMENT~~

~~EXECUTION VERSION~~

AMENDED AND RESTATED MANAGEMENT AGREEMENT

This AMENDED AND RESTATED MANAGEMENT AGREEMENT, dated as of March 15, 2012 (this ~~“~~“Agreement ~~"~~”), is entered into by and among ~~Domino’s~~Domino’s Pizza Master Issuer LLC, a Delaware limited liability company (the ~~"~~“Master Issuer~~”~~”), ~~Domino’s~~Domino’s Pizza Distribution LLC, a Delaware limited liability company (the ~~“Domestic Distributor”), Domino’s~~“Domestic Supply Chain Holder”), Domino’s Progressive Foods Distribution LLC, a Delaware limited liability company (the “PFS Domestic Supply Chain Holder”), Domino’s SPV Canadian Holding Company Inc., a Delaware corporation (the ~~"~~“SPV Canadian Holdco~~”~~”), ~~Domino’s~~Domino’s IP Holder LLC, a Delaware limited liability company (the ~~“~~“IP Holder~~”~~”, and together with the Master Issuer, the Domestic ~~Distributor~~Supply Chain Holder, the PFS Domestic Supply Chain Holder and SPV Canadian Holdco, the ~~“~~“Co-Issuers ~~”~~”), ~~Domino’s~~Domino’s SPV Guarantor LLC, a Delaware limited liability company (the ~~“~~“SPV Guarantor~~”~~”), ~~Domino’s~~Domino’s Pizza Franchising LLC, a Delaware limited liability company (the ~~“~~“Domestic Franchisor~~”~~”), ~~Domino’s~~Domino’s Pizza International Franchising Inc., a Delaware corporation (the ~~“~~“International Franchisor~~”~~”), ~~Domino’s~~Domino’s Pizza Canadian Distribution ULC, a Nova Scotia unlimited company (the ~~“~~“Canadian Distributor~~"~~”), ~~Domino’s~~Domino’s EQ LLC, a Delaware limited liability company (the ~~“~~“Domestic ~~Distribution~~Supply Chain Equipment Holder~~”~~”), ~~Domino’s~~Domino’s RE LLC, a Delaware limited liability company (the ~~“~~“Domestic ~~Distribution~~Supply Chain Real Estate Holder~~”~~”), Domino’s Pizza International Franchising of Michigan LLC, a Michigan limited liability company (the “International Franchisor (Michigan)”, and together with the SPV Guarantor, the Domestic Franchisor, the International Franchisor, the Canadian Distributor, the Domestic Supply Chain Equipment Holder and the Domestic ~~Distribution Equipment~~Supply Chain Real Estate Holder, the ~~“~~“Guarantors ~~”~~”), ~~Domino’s~~Domino’s Pizza LLC, a Michigan limited liability company (~~“~~“DPL~~”~~”), ~~Domino’s~~Domino’s Pizza NS Co., a Nova Scotia unlimited company (the ~~“~~“Canadian Manufacturer~~”~~”), Citibank, N.A. (~~“~~“ Citibank~~”~~”), as trustee (the ~~“~~“Trustee ~~”~~”), and any other Securitization Entity that becomes party to this Agreement by execution of a joinder substantially in the form attached hereto as Exhibit A. This Agreement amends and restates the Master Servicing Agreement, dated as of April 16, 2007 (the “Original Management Agreement”), by and among the Co-Issuers, the SPV Guarantor, the Domestic Franchisor, the International Franchisor, the Canadian Distributor, the Manager, the Canadian Manufacturer and Citibank, N.A., as trustee. For all purposes of this Agreement, capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in Annex A to the Base Indenture (as defined below). ~~“~~“Manager ~~”~~”, when in reference to (a) the servicing of the Managed Assets of the Canadian Distributor, shall mean the Canadian Manufacturer, and (b) the servicing of all other Managed Assets, shall mean DPL; provided, that the term ~~“~~“Manager~~”~~” shall mean only DPL with respect to ~~ARTICLE 3~~Article 3 and Sections ~~2.7, 2.8, 4.1(a)(i) and 8.2~~ 2.7, 2.8, 4.1(a)(i) and 8.2 herein. All other representations, warranties and covenants of or about DPL made herein are repeated herein with respect to the Canadian Manufacturer, as applicable, as though fully set forth herein.

RECITALS

WHEREAS, the Master Issuer and the other Co-Issuers have entered into the Amended and Restated Base Indenture ~~(the “Base Indenture”)~~, dated as of the date of this Agreement, with Citibank, as Trustee and securities intermediary (as amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), pursuant to which the Master Issuer and the other Co-Issuers shall issue series of notes (the ~~“~~“Notes~~”~~”) from time to time, on the terms described therein. Pursuant to the Base Indenture and the Global

G&C Agreement, as security for the indebtedness represented by the Notes and the other Obligations, the Master Issuer and the other Securitization Entities are and will be granting to the Trustee on behalf of the Secured Parties, a security interest in the Collateral;

WHEREAS, since the Series 2007-1 Closing Date, all Post-Securitization Domestic Franchise Arrangements and all Post-Securitization International Franchise Arrangements have been, and will continue to be, originated by the Franchisors;

WHEREAS, from and after the Closing Date, the International Franchisor or the International Franchisor (Michigan) will also originate all Post-Closing Overseas Franchise Arrangements;

WHEREAS, from time to time, the Master Issuer or the Franchisors may purchase or repurchase, as the case may be, the Franchise Arrangement and/or lease with a third party landlord entered into with respect to a Store and undertake to operate such Store (a ~~“~~“Repurchased Store~~”~~”) until such time as a New Franchise Arrangement is entered into with respect to such Repurchased Store;

WHEREAS, each of the Securitization Entities desires to have the Manager operate any Repurchased Store in accordance with the Management Standard;

WHEREAS, each of the Securitization Entities desires to have the Manager enforce its rights and powers and perform its duties and obligations under the Managed Documents to which it is party in accordance with the Management Standard;

WHEREAS, each of the Securitization Entities desires to have the Manager enter into certain agreements and acquire and dispose of certain assets from time to time on its behalf, in each case in accordance with the Management Standard;

WHEREAS, the IP Holder desires to appoint the Manager as its agent for providing comprehensive intellectual property development, enforcement, maintenance, protection, defense, management, licensing, contract administration and other duties or services in connection with the ~~Domino’s~~Domino’s IP in accordance with the Management Standard;

WHEREAS, the Manager desires to enforce such rights and powers and perform such management obligations and duties, all in accordance with the Management Standard; and

WHEREAS, each of the Securitization Entities desires to enter into this Agreement to provide for, among other things, the management of the respective rights and powers and the performance of the respective duties and obligations of the Securitization Entities, as applicable, under or in connection with the Contribution and Sale Agreements, the Distribution and Contribution Agreements, the Omnibus Transfer Agreement (2025), the Third-Party License Agreements, the Franchise Arrangements, the ~~Domino’s~~Domino’s IP, the IP License Agreements, the ~~PULSE~~Domestic Supply Chain Assets, ~~the Technology Assets, the Domestic Distribution Assets,~~ the Third- Party Supply Agreements, the Product Purchase Agreements, the Requirements Agreements, the ~~Distribution~~Supply Chain Agreements, the Repurchased Stores, the U.S. production and supply chain business and any other assets acquired by the Securitization Entities (the ~~“~~“Managed Assets~~”~~”), by the Manager, all in accordance with the Management Standard;

~~WHEREAS, each of the Master Issuer, the Domestic Distribution Real Estate Holder and the Domestic Distribution Equipment Holder (each, a “Product Supply Entity”, and together, the “Product Supply Entities”) desires that DPL, in its individual capacity, supply all Products (as defined in the Product Purchase and Distribution Agreement) and provide all distribution services for the manufacturing and supply of pizza dough, thin crust pizza dough and certain related products intended for human consumption (such distribution services, together with the Products, the “Supplied Products and Services”) to each such Product Supply Entity that are required to be provided by the Product Supply Entities to the Domestic Distributor under the Product Purchase and Distribution Agreement; and~~

~~WHEREAS, DPL desires to provide the Supplied Products and Services for each Product Supply Entity;~~

NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE 1~~ARTICLE 1~~

DEFINITIONS

Section 1.1 ~~Section 1.1~~ Certain Definitions. Capitalized terms used herein but not otherwise defined herein or in Annex A to the Base Indenture shall have the following meanings:

~~“~~“Agreement~~"~~ ” has the meaning set forth in the preamble hereto.

~~“~~“Asset Management Services~~”~~” means, in a manner consistent with the Management Standard, the execution of real property leases and equipment leases related to the distribution, ~~manufacturing~~production and supply chain where a Non-Securitization Entity remains a ~~Co-obligor~~co-obligor on such leases, and the management, operation and administration of leased and owned property in the distribution, ~~manufacturing~~production and supply chain.

~~“~~“Back-Up Management Agreement~~”~~” means the Amended and Restated Back-Up Management and Consulting Agreement, dated as of ~~March 15~~April 16, ~~2012~~2021, by and among the Co-Issuers, the Manager, the other Securitization Entities, the Trustee and FTI Consulting, Inc., a Maryland corporation, as Back-Up Manager.

~~“~~“Base Indenture~~”~~” has the meaning set forth in the recitals hereto. ~~“~~

“Breach Notice” means written notice of a material violation by the applicable licensee under any IP License Agreement.

“Canadian Distributor~~”~~” has the meaning set forth in the preamble hereto. ~~”~~

“Canadian Manufacturer~~”~~” has the meaning set forth in the preamble hereto.~~”~~

“Change in Management”: means, on and after the Series 2025-1 Springing Amendments Implementation Date, the event that will occur if more than 50% of the Leadership Team is terminated and/or resigns within 12 months after the date of the occurrence of a Change of Control; provided, that for purposes of this definition, the termination and/or resignation of an officer will not include (i) a change in such officer’s status in the ordinary course of succession so long as such officer remains affiliated with Holdco or any of its Subsidiaries as an officer or in a similar capacity, (ii) the retirement of such officer, (iii) the death or incapacitation of such officer or (iv) the replacement of such officer with the prior written consent of the Control Party.

“Change of Control” means, on and after the Series 2025-1 Springing Amendments Implementation Date, an event or series of events by which any “Person” or “group” (as such terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act) is or becomes the “beneficial owner” (as such term is used in Rule 13d-3 under the 1934 Act) of more than 35% of the total voting power of the Voting Stock of Holdco. For purposes of this definition, a Person will not be deemed to have beneficial ownership of voting power of Voting Stock subject to a stock purchase agreement, merger agreement or similar agreement until the consummation of the transactions contemplated by such agreement.

~~“~~“Cold Back-Up Management Duties~~”~~” has the meaning set forth in the Back-Up Management Agreement.

~~“~~“Confidential Information~~”~~” means information (including Know-How) treated as confidential and proprietary by its owner that is disclosed by a party hereto (~~"~~“Discloser ~~”~~”), either directly or indirectly, in writing or orally, to another party hereto (~~“~~“Recipient~~”~~ ”).

“Continuity of Services” has the meaning set forth in Section 6.2(a) hereof.

~~“~~“Current Practices~~"~~” means, in respect of any action or inaction, the practices, standards and procedures of ~~Domino’s~~Domino’s Pizza LLC and its Subsidiaries as performed or that have been performed immediately prior to the Closing Date.

~~“~~“Defective Asset Damages Amount~~”~~” means with respect to any Post- Securitization Collateral Franchise Document that is a Defective Post-Securitization Asset, an amount equal to the product of (i) the quotient obtained by dividing (A) the absolute value of the sum of all Collections under such Post-Securitization Collateral Franchise Document received during the 12-month period immediately preceding the date such Post-Securitization Collateral Franchise Document became a Defective Post- Securitization Asset minus the aggregate amount of related Excluded Amounts received during such period, by (B) the aggregate amount of all Collections received under all Collateral Franchise Documents during such 12-month period (assuming that all Post- Securitization Collateral Franchise Documents had been included in the Collateral Franchise Documents during such 12-month period) minus the aggregate amount of related Excluded Amounts received during such period and (ii) the Aggregate Outstanding Principal Amount.

~~“~~“Defective Post-Securitization Asset~~”~~” means any Post-Securitization Asset that does not meet the applicable requirements of ~~ARTICLE 5~~Article 5.

~~“~~“Discloser~~"~~ ” has the meaning ascribed to such term in the definition of ~~“~~“Confidential Information.~~”~~”

“Disentanglement” has the meaning set forth in Section 6.2(a) hereof.

~~“Disentanglement” has the meaning set forth in Section 6.2(a) hereof.~~

~~“Disentanglement Period” has the meaning set forth in Section 6.2(c) hereof.~~

~~“Disentanglement Services” has the meaning set forth in Section 6.2(a) hereof.~~

~~“Distribution Services” means, in a manner consistent with the Management Standard, the acquisition, storage and delivery of equipment, supplies and Products for resale to Franchisees, to DPL, as owner of Company-Owned Stores and to other Persons on behalf of the Securitization Entities, including enforcing and performing the duties and obligations of the Securitization Entities under the Distribution Agreements.~~

“Disentanglement Period” has the meaning set forth in Section 6.2(c) hereof.

“Disentanglement Services” has the meaning set forth in Section 6.2(a) hereof.

~~“~~“Domestic Continuing Franchise Fees~~”~~” means the Continuing Franchise Fees received by the Domestic Franchisor.

~~“~~“Domestic ~~Distribution Equipment Holder”~~Franchisor” has the meaning set forth in the preamble hereto.

~~"~~“Domestic ~~Distribution Real Estate~~Supply Chain Equipment Holder~~”~~” has the meaning set forth in the preamble hereto.

~~"~~“Domestic ~~Distributor”~~Supply Chain Real Estate Holder” has the meaning set forth in the preamble hereto. ~~“~~

“Domestic ~~Franchisor”~~Supply Chain Holder” has the meaning set forth in the preamble hereto. ~~”~~

“DPL~~”~~” has the meaning set forth in the preamble hereto.

~~“~~“Environmental Laws~~”~~” has the meaning given to such term in ~~Section 4.1(m)(i)~~ Section 4.1(m)(i) hereof.

~~“~~“Equipment Purchasing Services~~”~~” means, in a manner consistent with the Management Standard, the purchasing and leasing of equipment and machinery on behalf of the Domestic ~~Distribution~~Supply Chain Equipment Holder for use by the Securitization Entities.

~~“~~“Former Franchisors~~”~~” means, collectively, DPL and ~~Domino’s~~Domino’s Pizza International Inc., as predecessor in interest to ~~Domino’s~~Domino’s International.

~~“~~“Franchisee Financing Program~~”~~” means any financing program facilitated by a Securitization Entity pursuant to which a Franchisee receives financing from a third-party lender to open or operate a Store.

~~“~~“Guarantors~~”~~ ” has the meaning set forth in the preamble hereto.

~~“~~“Holdco Specified Non-Securitization Debt Cap~~”~~” has the meaning given to such term in the Parent Company Support Agreement.

~~“~~“Hot Back-Up Management Duties~~"~~” has the meaning set forth in the Back-Up Management Agreement.

~~“~~“Improvements ~~”~~” shall mean the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the real property constituting a part of each Owned Property.

~~“~~“Indemnitee~~"~~ ” has the meaning set forth in ~~Section 2.8~~Section 2.8 hereof.

~~“~~“Independent Accountants~~”~~” has the meaning set forth in ~~Section 3.2~~Section 3.2 hereof. ~~”~~

“International Continuing Franchise Fees~~”~~” means the Continuing Franchise Fees received by the International Franchisor or the International Franchisor (Michigan).

“International Franchise Arrangements” means all master franchise agreements, store franchise agreements, area development agreements and similar agreements (other than any International NSE Franchise Arrangements) related to Franchised Stores operated or under development in the International Territory (together with any Franchisee Promissory Notes issued in respect of any such agreement).

“International Franchise IP License Agreement Additional Covenants” has the meaning set forth in Section 5.2(a)(iv).

~~received by the~~ “International Franchisor” has the meaning set forth in the preamble hereto.

~~“International Franchisee PULSE Agreements” means any agreement entered into by a Franchisee, and which is listed on Schedule 1.1(b) to the DPL Contribution and Sale Agreement pursuant to which such Franchisee licenses PULSE Assets from the Distributor.~~

~~“~~“International Franchisor~~”~~ (Michigan)” has the meaning set forth in the preamble hereto.

~~“~~“IP Development Services~~”~~” means the conception, development, creation and/or acquisition of After-Acquired IP Assets, including the filing, prosecution and maintenance of any applications and/or registrations with respect thereto, after the Initial Closing Date by the Manager (or its agents) as the IP ~~Holder’s~~Holder’s (and any Additional IP ~~Holder’s~~Holder’s) agent, and in the name and stead of the IP Holder (and any Additional IP Holder).

~~“~~“IP Management Services~~”~~” means the following services performed and actions taken on behalf of the IP Holder (and any Additional IP Holder), in each case to the extent that the Manager determines that such action is necessary or advisable, in accordance with the Management Standard:

(a) maintaining, enforcing and defending the IP ~~Holder’s~~Holder’s (and any Additional IP ~~Holder’s~~Holder’s) rights in and to the ~~Domino’s~~Domino’s IP, including diligently prosecuting Trademark applications and maintaining Trademark registrations, timely filing statements of use, applications for renewal and affidavits of use and/or incontestability and paying all fees required by applicable law; searching and clearing the Trademarks included in the After-Acquired IP Assets; responding to third-party oppositions of trademark applications or registrations; responding to any office action or other examiner requests; conducting searches, monitoring and taking appropriate actions to oppose or contest any applications or registrations for Trademarks that are likely to cause confusion with or to dilute, or otherwise violate the IP ~~Holder’s~~Holder’s or any Additional IP ~~Holder’s~~Holder’s rights in or to, the Trademarks;

(b) enforcing the IP ~~Holder’s~~Holder’s (and any Additional IP ~~Holder’s~~Holder’s) legal title in and to the ~~Domino’s~~Domino’s IP and exercising the IP ~~Holder’s~~Holder’s (and any Additional IP ~~Holder’s~~Holder’s) rights, and performing the IP ~~Holder’s~~Holder’s (and any Additional IP ~~Holder’s~~Holder’s) obligations, under each IP License Agreement, including ensuring that any use of the ~~Domino’s~~Domino’s IP satisfies the quality control provisions of such IP License Agreement and is in compliance with all applicable laws;

(c) applying for registration of Copyrights and timely filing maintenance and registration fees;

(d) diligently prosecuting applications (including divisionals, continuation-in-parts, provisionals, and reissues) and maintaining the registrations for any Patents, including timely paying all maintenance and registration fees required by applicable law and responding to office actions, requests for reexamination, interferences and any other patent office requests or requirements;

(e) maintaining registrations for all material domain names included in the ~~Domino’s~~Domino’s IP;

(f) in the event that the Manager becomes aware of any imitation, infringement, dilution, misappropriation and/or unauthorized use of the ~~Domino’s~~Domino’s IP, or any portion thereof, taking reasonable actions to protect, police and enforce such ~~Domino’s~~Domino’s IP, including, as appropriate, (i) preparing, issuing and responding to and further prosecuting cease and desist, demand and notice letters and requests for a license; and (ii) commencing, prosecuting and/or resolving a claim or suit against such imitation, infringement, dilution, misappropriation and/or the unauthorized use of the ~~Domino’s~~Domino’s IP, and seeking all appropriate monetary and equitable remedies in connection therewith;

(g) performing such functions and duties, and preparing and filing such documents, as are required under the Indenture or the Global G&C Agreement to be performed, prepared and/or filed by the IP Holder (or any Additional IP Holder), including:

(i) causing the IP Holder (and any Additional IP Holder) to execute and recording such financing statements (including continuation statements) or amendments thereof or supplements thereto or such other instruments as the Trustee, the Control Party and the Securitization Entities together may from time to time reasonably request in connection with the security interests in the ~~Domino’s~~Domino’s IP granted by the IP Holder (and any Additional IP Holder) to the Trustee; provided that such requests are consistent with the standards and obligations set forth in the Base Indenture; and

(ii) causing the IP Holder (and any Additional IP Holder) to execute grants of security interests or any similar instruments as the Trustee, the Control Party and the Securitization Entities together may from time to time reasonably request; provided that such requests are consistent with the standards and obligations set forth in the Base Indenture that are intended to evidence such security interests in the ~~Domino’s~~Domino’s IP and recording such grants or other instruments with the relevant authority including the U.S. Patent and Trademark Office, the U.S. Copyright Office or any applicable foreign intellectual property office as may be agreed upon by the parties to such agreements;

(h) taking such actions on behalf of the IP Holder (and any Additional IP Holder) as the Master Issuer may reasonably request or the Manager may reasonably recommend that are expressly required by the terms, provisions and purposes of the IP License Agreements;

(i) as directed by the Control Party, causing the IP Holder (and any Additional IP Holder) to enter into license agreements with any Securitization Entity, including any Additional Securitization Entity, and to grant such Securitization Entity the right to use the ~~Domino’s~~Domino’s IP;

(j) preparing for execution by the IP Holder (and any Additional IP Holder) or any other appropriate Person of all documents, certificates and other filings as the IP Holder (or any Additional IP Holder) shall be required to prepare and/or file under the terms of the IP License Agreements; and

~~(k)~~ paying or arranging for payment or discharge of taxes and Liens levied on or threatened against the ~~Domino’s~~Domino’s IP.

~~“~~“IP Services~~”~~” means, collectively, the IP Development Services and the IP Management Services.

“Leadership Team” means, on and after the Series 2025-1 Springing Amendments Implementation Date, the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, President of Domino’s International, Executive Vice President of Supply Chain Services, Executive Vice President of Team U.S.A., Executive Vice President of Franchise Operations and Development, Executive Vice President of Communication, Investor Relations and Legislative Affairs, Executive Vice President and General Counsel, Executive Vice President and Chief Information Officer, President of Domino’s USA, and Executive Vice President and Chief People Officer of Holdco or any other position that contains substantially the same responsibilities as any of the positions listed above or reports to the President and Chief Executive Officer; provided that from time to time an Authorized Officer of Holdco may, upon written notice to the Control Party and the Trustee, change the list of offices comprising the Leadership Team so long as such list (x) at all times includes, at a minimum, the Chief Executive Officer and Chief Financial Officer (or differently-titled successor offices performing substantially the same functions as the Chief Executive Officer and/or Chief Financial Officer, as the case may be) and (y) at no time exceeds twenty-five (25) offices; provided, further, that any changes to such list notified to the Control Party and the Trustee during the period beginning on the date that is ninety (90) days preceding the announcement of a Change of Control and ending on the date that is twelve (12) months following the occurrence of a Change of Control shall be disregarded for purposes of this definition.

~~“~~“Manager Advances~~”~~” has the meaning set forth in ~~Section 2.2(a)~~Section 2.2(a) hereof. ~~“~~

“Managed Assets~~”~~” has the meaning set forth in the recitals hereto. ~~”~~

“Managed Document~~"~~” means any contract, agreement, arrangement or understanding relating to any of the Managed Assets, including, without limitation, the Contribution and Sale Agreements, the Distribution and Contribution Agreements, the Third-Party License Agreements, the ~~International Franchisee PULSE Agreements, the~~ Franchise Arrangements, the IP License Agreements, ~~any agreement between a Domino’s Entity and a third party that is a PULSE Asset,~~ the Company-Owned Stores Requirements Agreement and the ~~Distribution~~Supply Chain Agreements.

~~“~~“Management Standard~~”~~” means standards that (a) are consistent with Current Practices or, to the extent of changed circumstances, practices, technologies, strategies or implementation methods, consistent with the standards as the Manager would implement or observe if the Managed Assets were owned by the Manager; (b) will enable the Manager to comply in all material respects with all of the duties and obligations of the Securitization Entities under the Related Documents and each Collateral Franchise Document; (c) are in material compliance with all applicable Requirements of Law; and

~~(d)~~ with respect to the use and maintenance of the IP Holders~~’~~’ (and any Additional IP ~~Holder’s~~Holder’s) rights in and to the ~~Domino’s~~Domino’s IP, are consistent with the standards imposed by the IP License Agreements.

“Manager Termination Event” has the meaning set forth in Section 6.1(a) hereof.

~~“~~“Manager Termination ~~Event”~~Notice” has the meaning set forth in Section 6.1(~~a~~b) hereof. ~~“~~

“Non-Securitization Entity” means any Domino’s Entity that is not a Securitization Entity.

“Non-Securitization Entity MFA Arrangements” has the meaning set forth in Section 5.2(a)(iv) hereof.

“Non-Securitization International Franchisor” means any Non-Securitization Entity that acts as a franchisor in respect of Franchised Stores operated or under development in the International Territory.

“Non-Securitization International Franchisor IP License Agreement” has the meaning set forth in Section 5.2(a)(iv) hereof.

“Non-Securitization International Franchisor IP License Agreement Terms” has the meaning set forth in Section 5.2(a)(iv) hereof.

~~“~~“Notes~~”~~” has the meaning set forth in the recitals hereto.

~~“~~“Owned Property~~”~~” means, collectively, those parcels of real property in which any Securitization Entity owns the fee estate, together with any Improvements thereon.

“Permitted Termination/Amendment” means, with respect to any termination or amendment of a Non-Securitization International Franchisor IP License Agreement, such termination or amendment (i) with the prior written consent of the Control Party, to the extent required under the Indenture, (ii) in connection with the issuance of any Additional Notes, (x) to the extent that the credit ratings assigned to such Additional Notes are at the same or greater level than the greater of (A) the then-current credit ratings of the Notes comprising such Class or (B) the initial credit ratings, in each case, of any Series of Notes of the same Class or Tranche that are Outstanding or are being refinanced, without further consent, or (y) otherwise, solely upon satisfaction of the Rating Agency Condition with respect to all Notes; provided, that, in each case, such Additional Notes are rated at least investment grade (unless such Additional Notes are of a Class of Outstanding Notes that received a rating lower than investment grade at the time of issuance, in which case such Additional Notes shall be rated at least as high as the rating of such Class of Outstanding Notes received at the time of issuance), (iii) in the case of an amendment, required in order to effect an assignment of such Non-Securitization International Franchisor IP License Agreement to another Non-Securitization Entity or (iv) in the case of a termination, in connection with a permitted transfer or other disposition of all of the International NSE Franchise Agreements (or other franchise agreement or sublicense) then held by the applicable Non-Securitization International Franchisor.

~~“~~“Post-Opening Services~~”~~” means, to the extent required by the Franchise Arrangements, (a) the maintenance of a continuing advisory relationship with Franchisees, including consultation in the areas of marketing, merchandising and general business operations, (b) the provision to each Franchisee of the applicable standards for the ~~Domino’s~~Domino’s Brand, (c) the use of reasonable efforts to maintain standards of quality, cleanliness, appearance and service at all Stores and (d) the collection and administration of the Advertising Fees and the Company-Owned Store Advertising Fees and the direction of the development of all advertising and promotional programs for the ~~Domino’s~~Domino’s Brand or any Future Brand.

~~“~~“Post-Securitization Asset~~”~~” means a Post-Securitization Collateral Franchise Document, or any Intellectual Property created, developed or acquired after the Series 2007-1 Closing Date by or on behalf of, and owned by, the IP Holder, including, without limitation, all Future Brand IP.

~~“~~“Post-Securitization Asset Addition Date~~”~~” means, with respect to any Post- Securitization Asset, the earliest of (i) the date on which such Post-Securitization Asset is acquired by, or developed for the benefit of, a Securitization Entity, (ii) the later of (a) the date upon which the closing occurs under the applicable contract giving rise to such Post- Securitization Asset and (b) the date upon which all of the diligence contingencies in the contract for purchase of the applicable Post-Securitization Asset expire and the Securitization Entity acquiring such Post-Securitization Asset no longer has the right to cancel such contract and (iii) the date on which a Securitization Entity begins receiving Collections with respect to such Post-Securitization Asset.

~~“~~“Post-Securitization Collateral Franchise Document~~”~~” means any Collateral Franchise Document entered into by any of the Securitization Entities (including any renewal) after the Series 2007-1 Closing Date.

~~“~~“Post-Securitization Owned Property~~”~~” means any Owned Property acquired after the Series 2007-1 Closing Date.

~~“~~“Power of Attorney~~”~~” means the authority granted by the IP Holder (and any Additional IP Holder) to the Manager pursuant to a Power of Attorney in substantially the form set forth as Exhibit B hereto.

~~“~~“Pre-Opening Services~~”~~” means, to the extent required by the Franchise Arrangements, (a) the provision to each Franchisee of standards for the design, construction, equipping and operation of any Store owned and operated by such Franchisee and the approval of locations meeting such standards, (b) the provision to individuals designated by the Franchisee of the applicable ~~Franchisor’s~~Franchisor’s then-current initial training program corresponding to the ~~Domino’s~~Domino’s Brand or any Future Brands, as the case may be, at one or more training centers designated by the Manager, (c) the provision to each Franchisee of then-current operating procedures to assist such Franchisee in complying with the applicable ~~Franchisor’s~~Franchisor’s standard methods of record keeping, controls, staffing, quality control, training requirements and production methods and (d) the provision to each Franchisee of assistance in the pre-opening, opening and initial operation of the franchise as the Manager deems advisable for purposes of complying with the applicable Franchise Arrangements.

~~“~~“Prior Terms~~”~~” means, in respect of each type of contract included in Post- Securitization Franchise Arrangements, the contractual terms and provisions, exclusive of the applicable rates for Initial Franchise Fees or Continuing Franchise Fees, Advertising Fees and similar fees and expenses, that were generally prevailing for agreements of such type, entered into by the Former Franchisors on or before the Series 2007-1 Closing Date.

~~“Product Supply Entity” has the meaning set forth in the recitals hereto.~~

~~“Product Supply Margin” has the meaning set forth in Exhibit C hereto.~~

~~“Product Supply Price” has the meaning set forth in Section 2.7(d) hereof.~~

~~“Recipient” has the meaning ascribed to such term in the definition of”Confidential Information.”~~

~~“~~“Repurchased Store ~~”~~” has the meaning set forth in the recitals hereto.

~~“~~“Services ~~”~~” means the servicing and administration of the Managed Assets and the Securitization Entities in accordance with the terms of this Agreement, the Indenture, the other Related Documents and the Managed Documents, including, without limitation:

(k) ~~(a)~~ calculating and compiling information required in connection with any report to be delivered pursuant to any Related Document (other than the Back-Up Management Agreement);

(l) ~~(b)~~ preparing and filing of all tax returns and tax reports required to be prepared by any Securitization Entity;

(m) ~~(c)~~ performing the duties and obligations of the Securitization Entities pursuant to the Related Documents;

(n) ~~(d)~~ performing the duties and obligations of the Securitization Entities required pursuant to the Franchise Arrangements, including, without limitation, collecting payments under the Franchise Arrangements, providing each Franchisee party to a Franchise Arrangement with operations assistance, access to advertising and marketing materials, information and program updates and ongoing training programs for such Franchisee and its employees;

(o) ~~(e)~~ preparing, for the Franchisors, Post-Securitization Franchise Arrangements, including, without limitation, adopting variations to the forms of agreements used in documenting Post-Securitization Franchise Arrangements and preparing and executing documentation of franchise transfers, terminations, renewals, site relocations and ownership changes;

(p) ~~(f)~~ preparing, for the ~~Distributors~~Supply Chain Holder, new ~~Distribution~~Supply Chain Agreements;

~~Agreements;~~

(q) ~~(g)~~ preparing and filing, for the Master Issuer and the Franchisors, franchise disclosure documents to comply in all material respects with applicable federal, state and foreign laws;

(r) ~~(h)~~ preparing, for any Securitization Entity, New Third-Party License Agreements;

(s) ~~(i)~~ ensuring material compliance by the Master Issuer, the Domestic Franchisor, the International Franchisor and the International Franchisor (Michigan) with franchise industry- specific government regulation and applicable laws;

(t) ~~(j)~~ performing the obligations of the Securitization Entities under the Managed Documents, including entering into new Managed Documents from time to time;

(u) ~~(k)~~ enforcing and providing legal services with respect to the Managed Assets, including enforcing the Collateral Franchise Documents;

(v) ~~(l)~~ providing accounting and financial reporting services;

(w) ~~(m)~~ establishing and/or providing quality control services and standards with respect to the promulgation and maintenance of standards for food, equipment, suppliers and distributors;

(x) ~~(n)~~ monitoring industry conditions and adapting accordingly to meet changing consumer needs;

(y) ~~(o)~~ administering and facilitating any Franchisee Financing Programs;

(z) ~~(p)~~ formulating and implementing growth and business strategies and causing any applicable Securitization Entity to enter into new joint venture, strategic partnership and licensing arrangements;

(aa) ~~(q)~~ supporting the development of new products for and increased brand awareness of the ~~Domino’s~~Domino’s Brand, and, if applicable, any Future Brands;

(bb) ~~(r)~~ the Pre-Opening Services;

(cc) ~~(s)~~ the Post-Opening Services;

(dd) ~~(t)~~ the IP Services;

(ee) ~~(u)~~ the ~~Distribution~~Supply Chain Services;

(ff) ~~(v)~~ the Equipment Purchasing Services;

(gg) ~~(w)~~the Asset Management Services; and

(hh) ~~(x)~~ any and all additional services that the Manager deems necessary or convenient in connection with the foregoing.

~~“~~“SPV Canadian Holdco~~”~~” has the meaning set forth in the preamble hereto.

~~“~~“SPV Guarantor~~”~~” has the meaning set forth in the preamble hereto. ~~“~~

~~“~~“Sub-Management Arrangement~~”~~” means an arrangement whereby the Manager or the Canadian Manufacturer engages any other Person to perform certain of its duties under this Agreement; provided that any agreement between the Manager and third-party vendors pursuant to which the Manager purchases a specific product or service including, without limitation, the ~~Distribution~~Supply Chain Agreements, shall not be considered to be a Sub- Management Arrangement.

~~“~~“Sub-manager~~”~~ ” means any sub-manager that has entered into a Sub-Management Arrangement with the Manager or the Canadian Manufacturer.

~~“~~“Successor Manager~~”~~” means any successor to the Manager ~~selected~~appointed by the Control Party (at the direction of the Controlling Class Representative) that has accepted such appointment upon the termination, resignation, replacement or removal of the Manager pursuant to the terms of this Agreement.

“Supply Chain Services” means, in a manner consistent with the Management Standard, the production, acquisition, storage and delivery of food and other Products for resale to Franchisees, to DPL, as owner of Company-Owned Stores and to other Persons on behalf of the Securitization Entities, including enforcing and performing the duties and obligations of the Securitization Entities under the Supply Chain Agreements.

~~“Supplied Products and Services” has the meaning set forth in the recitals hereto.~~

~~“~~“Trademarks~~”~~ ” means United States, state and non-U.S. trademarks, service marks, trade names, trade dress, designs, logos, slogans and other indicia of source or origin, whether registered or unregistered, registrations and pending applications to register the foregoing, and all goodwill of any business connected with the use of or symbolized thereby, included in the ~~Domino’s~~Domino’s IP.

~~“~~“Transition Plan~~”~~” has the meaning set forth in the Back-Up Management Agreement.

~~hereof.~~

~~“~~“Trustee~~”~~ ” has the meaning set forth in the preamble hereto.

~~“~~“Trustee Indemnitee~~”~~” has the meaning set forth in ~~Section 2.8(c)~~Section 2.8(c) hereof. “

~~“~~“Weekly Canadian Management Fee~~”~~” has the meaning set forth in ~~Section 2.7(b)~~Section 2.7(b)

~~“Weekly Management Fee” means for each Weekly Allocation Date within a~~ “Weekly Management Fee” means for each Weekly Allocation Date within a Quarterly Collection Period, either (X) an amount, payable in arrears, determined by dividing (a) the sum ~~(as adjusted pursuant to this definition)~~ of (i) $~~26,500,000~~80,250,000, plus (ii) $~~600,000 for every 100 Open Domino’s Stores located in the contiguous United States as of the last day of the immediately preceding~~17,200 for every integer multiple of $100,000 in aggregate Retained Collections over the preceding four Quarterly Collection ~~Period~~Periods; by (b) 52 or 53, as applicable, based on the number of weeks in the fiscal year; provided ~~that the amount set forth in clause (a) will increase by 2% per annum on each anniversary of the Closing Date or, if the anniversary of the Closing Date in any calendar year is not the first day of a Quarterly Collection Period, on the first day of the Quarterly Collection Period immediately following the anniversary of the Closing Date; provided, further~~, that the amount in clause (a), ~~as adjusted~~, shall not exceed an amount equal to 25% of the aggregate amount of Retained Collections with respect to the preceding four Quarterly Collection Periods~~.~~ or (Y) an amount determined by another formula notified by the Master Issuer in writing to the Trustee and the Control Party; provided that (a) the Master Issuer or the Manager certifies to the Trustee and the Control Party that such other formula was determined in consultation with the Back-Up Manager, (b) after delivering such notification, the Master Issuer will disclose the then-applicable formula in subsequent Quarterly Noteholders’ Statements and (c) the Master Issuer or the Manager delivers written confirmation to the Trustee and the Control Party that the Rating Agency Condition with respect to each Series of Notes Outstanding has been satisfied with respect to such new formula. For the avoidance of doubt, the Weekly Management Fee may also be amended in accordance with the amendment provisions in Section 8.2.

For purposes of the definition of “Weekly Management Fee”, Retained Collections will be deemed to be $320,245,577.47 for the Quarterly Collection Period ended September 8, 2024, $427,161,235.70 for the Quarterly Collection Period ended December 29, 2024, $325,581,495.43 for the Quarterly Collection Period ended March 23, 2025, and $344,203,702.81 for the Quarterly Collection Period ended June 15, 2025. Further, the calculation of Retained Collections for the Quarterly Collection Period ending on September 7, 2025 may be adjusted to reflect the Manager’s good faith estimate (in accordance with the Management Standard) of what Retained Collections would have been for the portion of such Quarterly Collection Period occurring prior to the Series 2025-1 Closing Date if the calculation of “Retained Collections” set forth above had been in effect prior to the Series 2025-1 Closing Date.

~~“~~“Warm Back-Up Management Duties~~”~~” has the meaning set forth in the Back-Up Management Agreement.

Section 1.2 ~~Section 1.2~~ Other Defined Terms.

(a) Each term defined in the singular form in ~~Section 1.1~~Section 1.1 or elsewhere in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement and each term defined in the plural form in ~~Section 1.1~~Section 1.1 shall mean the singular thereof when the singular form of such term is used herein.

(b) The words ~~“~~“hereof,~~” “~~” “herein,~~” “~~” “hereunder~~”~~” and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

Section 1.3 ~~Section 1.3~~ Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

Section 1.4 ~~Section 1.4~~ Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word ~~“~~“from~~”~~” means ~~“~~“from and including~~”~~” and the words ~~“~~“to ~~”~~” and ~~“~~“until~~”~~” each means ~~“~~“to but excluding.~~”~~”

ARTICLE 2~~ARTICLE 2~~

ADMINISTRATION AND MANAGEMENT OF MANAGED ASSETS

Section 2.1 ~~Section 2.1 Domino’s~~Domino’s Pizza LLC to Act as the Manager.

(a) Engagement of the Manager. The Securitization Entities hereby engage and authorize the Manager and the Manager hereby accepts such engagement to perform the Services in accordance with the terms of this Agreement and, except as otherwise provided herein, the Management Standard. With respect to the IP Services, the Manager shall perform such IP Services in accordance with the Management Standard unless the IP Holder (or Additional IP Holder, as applicable) determines, in its sole discretion, that additional action is necessary or desirable in furtherance of the protection of the ~~Domino’s~~Domino’s IP, in which case the Manager shall perform such IP Services and additional related services as are reasonably requested by the IP Holder (or Additional IP Holder). The Manager, on behalf of the Securitization Entities, shall have full power and authority, acting alone and subject only to the Management Standard and the specific requirements and prohibitions of this Agreement, the Indenture and the other Related Documents, to do and take any and all actions, or to refrain from taking any such actions, and to do any and all things in connection with performing the Services that the Manager may deem necessary or desirable. The Canadian Manufacturer will perform all Services for the Canadian Distributor for as long as the Canadian Distributor remains a Guarantor under the Global G&C Agreement. Without limiting the generality of the foregoing, but subject to the provisions of this Agreement, the Indenture and the other Related Documents, including, without limitation, ~~Section 2.9~~Section 2.9, the Manager, in connection with performing the Services, is hereby authorized and empowered to execute and deliver, in the ~~Manager’s~~Manager’s own name (in its capacity as Manager) or in the name of any Securitization Entity, on behalf of any Securitization Entity or the Trustee, as the case may be, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Managed Assets, including, without limitation, consents to sales, transfers or encumbrances of a franchise by any Franchisee or consents to assignments and assumptions of the Franchise Arrangements by any Franchisee in accordance with the terms thereof.

(b) Actions to Perfect Security Interests. Subject to the terms of the Base Indenture and any applicable Series Supplement, the Manager shall take those actions that are required under the Related Documents to maintain continuous perfection and priority (subject to Permitted Liens) of any Securitization ~~Entity’s~~Entity’s and the ~~Trustee’s~~Trustee’s respective interests in the Collateral. Without limiting the foregoing, the Manager shall file or cause to be filed the financing statements on Form UCC-1 (or the PPSA, as the case may be), and assignments and/or amendments of financing statements on Form UCC-3 (or the PPSA, as the case may be), and other filings required to be filed in connection with each Contribution and Sale Agreement, the Distribution and Contribution Agreements, the IP License Agreements, the ~~Domino’s~~Domino’s IP, the Base Indenture, the other Related Documents and the transactions contemplated thereby.

(c) Ownership of ~~Domino’s~~Domino’s IP. All ~~Domino’s~~Domino’s IP, including all After-Acquired IP Assets, shall be owned exclusively by the IP Holder or, with respect to certain Future Brand Assets, by an Additional IP Holder, in accordance with ~~Section 5.2(a)(i)~~Section 5.2(a)(i). The Manager does hereby irrevocably assign and transfer to the IP Holder all right, title and interest in and to any Domino’sDomino’s IP that the Manager has acquired or developed, and shall assign and transfer to the IP Holder or the applicable Additional IP Holder, all right title and interest in and to any ~~Domino’s~~Domino’s IP that the Manager may acquire or develop, in each case, including all appurtenant goodwill and choses in action, and will take all appropriate measures to record any such assignments, at the ~~Manager’s~~Manager’s sole cost and expense. The Manager expressly agrees that, to the fullest extent allowed by law, copyrighted works included in the After-Acquired IP Assets shall be deemed to be a ~~“~~“works made for hire~~”~~” as that term is defined in Section 101 of the United States Copyright Act, as amended. All use of the ~~Domino’s~~Domino’s IP hereunder, and any goodwill that may arise from the provision of the Services by the Manager, shall inure solely to the benefit of the IP Holder (and any Additional IP Holder, as applicable).

(d) Grant of Power of Attorney. In order to provide the Manager with the authority to perform and execute its duties and obligations as set forth herein, the IP Holder hereby agrees, and each Additional IP Holder will be required to agree, to execute, upon request of the Manager, a Power of Attorney, which Powers of Attorney shall terminate in the event that the ~~Manager’s~~Manager’s rights under this Agreement are terminated as provided herein.

(e) Franchisee Insurance. The Manager acknowledges that, to the extent that it is named as a~~“~~“loss payee~~” or “~~ ” or “ additional insured~~”~~” under any Franchisee Insurance Policies, it will use commercially reasonable efforts to cause it to be so named in its capacity as the Manager, and the Manager shall promptly remit to the Trustee for deposit in the Collection Account any Franchisee Insurance Proceeds received by it or by any Securitization Entity under any Franchisee Insurance Policy to the extent such Franchisee Insurance Proceeds relate to any Franchise Arrangements. The Manager shall use commercially reasonable efforts to cause the applicable Securitization Entity to be named as ~~“~~“loss payee ~~” or “~~” or “ additional insured~~”~~” under all Franchisee Insurance Policies at the earliest time such Franchisee Insurance Policies are issued, renewed or replaced after the date hereof.

(f) Manager Insurance. The Manager agrees to maintain adequate insurance in accordance with industry standards and consistent with the type and amount maintained by the Manager on the Closing Date. Such insurance will cover each of the Securitization Entities, as an additional insured or loss payee, to the extent that such Securitization Entity has an insurable interest therein.

(g) Collection of Payments; Remittances; Collection Account. The Manager shall cause the collection of all amounts owing under the terms and provisions of each Managed Document in accordance with the Management Standard.

(h) Collections. The Manager shall use commercially reasonable efforts to cause all Collections due and to become due to any Securitization Entity to be deposited into a Concentration Account or the Collection Account, as the case may be, in accordance with Section 5.10 of the Base Indenture.

(i) Deposit of Misdirected Funds; No Commingling; Misdirected Payments. The Manager shall promptly deposit into any Concentration Account, as determined by the Manager, by the second Business Day immediately following actual knowledge of the receipt thereof by the Manager or any of its Affiliates and in the form received or in cash, all payments received by the Manager or any of its Affiliates in respect of the Managed Assets incorrectly sent to the Manager or any of its Affiliates. The Manager shall not commingle with its own assets and shall keep separate, segregated and appropriately marked and identified all Managed Assets and any other property comprising any part of the Collateral, and for such time, if any, as such Managed Assets or such other property are in the possession or control of the Manager to the extent such Managed Assets or such other property is Collateral, the Manager shall hold the same in trust for the benefit of the Trustee and the Secured Parties

(or, following termination of the Indenture, the applicable Securitization Entity). Additionally, the Manager shall notify the Trustee in writing of any amounts incorrectly deposited into the Collection Account, and arrange for the prompt remittance by the Trustee of such funds from the Collection Account to the Manager. The Trustee shall have no obligation to verify any information provided to it by the Manager hereunder and shall remit such funds to the Manager based solely on the notification it receives from the Manager.

(j) Other Amounts Received. The Manager shall cause all amounts received, other than Collections, to be deposited directly into an account maintained by ~~Domino’s~~Domino’s Pizza LLC or its Affiliates (other than the Securitization Entities) and not subject to the Lien of the Trustee pursuant to the Related Documents.

(k) Asset Management Services. In connection with the Asset Management Services, the Manager shall use commercially reasonable efforts to renew real property leases and equipment leases related to the distribution, ~~manufacturing~~production and supply chain solely in the name of the relevant Securitization Entity and to remove any Non-Securitization Entity that is a co-obligor on any such lease.

~~(l) Supplied Products and Services. The Product Supply Entities hereby engage and authorize DPL, and DPL hereby accepts such engagement, to provide and perform the Supplied Products and Services. DPL agrees to provide and perform such Supplied Products and Services in accordance with the agreements and covenants set forth in the Product Purchase and Distribution Agreement as if DPL were party to such agreement in the role of the Suppliers (as defined therein). DPL further agrees to be bound by the “Default and Termination” provisions of the Product Purchase and Distribution Agreement as if DPL were party to such agreement in the role of the Suppliers (as defined therein).~~

Section 2.2 ~~Section 2.2~~ Manager Advances.

(a) Subject to the Management Standard, the Manager may, but is not obligated to, advance funds (the ~~“~~“Manager Advances~~”~~”) to, or on behalf of, any Securitization Entity in connection with the operation of the Franchise Assets, the ~~Domino’s~~Domino’s IP, the ~~Distribution~~Supply Chain Assets or any other assets of a Securitization Entity, including for the payment of ~~Distributor~~(without duplication) Supply Chain Expenses, Supply Chain Costs of Goods Sold ~~and Distribution Center~~, Supply Chain Center Expenses and Supply Chain Operating Expenses, and for purposes of effecting Asset Dispositions, including amounts related to the acquisition of assets disposed of later in such transactions, in each case, solely to the extent that funds available in the applicable accounts are insufficient to pay such amounts.

(b) Manager Advances will accrue interest at the Advance Interest Rate and will be reimbursable on each Weekly Allocation Date in accordance with the Priority of Payments.

Section  2.3 ~~Section 2.3~~ Concentration Accounts.

(a) The Manager shall maintain the Concentration Accounts, deposit funds therein and withdraw funds therefrom in accordance with the terms of the Indenture.

(b) In the event Holdco has deposited cash collateral as security for its obligations under the Holdco Letter of Credit Agreement into a bank account maintained in the name of the Master Issuer, (i) if Holdco fails to make any payment to the Co-Issuers when due under the Holdco Letter of Credit Agreement, the Manager will withdraw the amount of such delinquent payment from such bank account within one Business Day of the due date of such payment under the Holdco Letter of Credit Agreement and deposit such amount into the Collection Account, and (ii) if the amount on deposit in such account exceeds an amount equal to 105% of the sum of (x) the aggregate exposure under all outstanding Holdco Letters of Credit plus (y) the aggregate amount then due to the Co-Issuers under Section 4 or Section 5 of the Holdco Letter of Credit Agreement, the Manager will, within five Business Days after obtaining Actual Knowledge of such excess, withdraw the amount of such excess from such account and pay such excess to Holdco.

Section 2.4 ~~Section 2.4~~ Records. The Manager shall retain all data (including, without limitation, computerized records) relating directly to, or maintained in connection with, the servicing of the Managed Assets at its address indicated in ~~Section 8.6~~Section 8.6 (or at an off-site storage facility reasonably acceptable to the Master Issuer and the Control Party) or, upon 30 days’’ notice to the Master Issuer, the Servicer, the Back-Up Manager, the IP Holder (and any Additional IP Holder), the Rating Agencies, the Control Party, the Controlling Class Representative and the Trustee, at such other place where the servicing office of the Manager is located, and shall give the Servicer, the Back-Up Manager, the Control Party, the Controlling Class Representative and the Trustee or any Person appointed by any of them access to all such data in accordance with the terms and conditions set forth in Section 8.6 of the Base Indenture; provided, however, that the Trustee shall not be obligated to verify, recalculate or review any such data. If the rights of the Manager shall have been terminated in accordance with ~~Section 6.1~~Section 6.1 or the Manager shall have resigned pursuant to ~~Section 4.4(b)~~Section 4.4(b), the Manager shall, upon demand of the Trustee (based upon the written direction of the Control Party), in the case of a termination pursuant to ~~Section 6.1~~Section 6.1 or a resignation pursuant to ~~Section 4.4(b)~~Section 4.4(b), deliver to the demanding party or its designee all data in its possession or under its control (including, without limitation, computerized records) necessary for the servicing of the Managed Assets; provided, however, that the Manager may retain a single set of copies of any books and records that the Manager reasonably believes will be required by it for the purpose of performing any of the ~~Manager’s~~Manager’s accounting, public reporting or other administrative functions that are performed in the ordinary course of the ~~Manager’s~~Manager’s business; and provided, further, that the Manager shall have access, during normal business hours and upon reasonable notice, to all books and records that the Manager reasonably believes would be necessary or desirable for the Manager in connection with the preparation of any tax or other governmental reports and filings and other uses; and

provided, further, that if the Master Issuer or the Trustee shall desire to dispose of any of such books and records at any time within five years of the ~~Manager’s~~Manager’s termination, the Master Issuer shall, prior to such disposition, give the Manager a reasonable opportunity, at the ~~Manager’s~~Manager’s expense, to segregate and remove such books and records as the Manager may select. The provisions of this ~~Section 2.4~~Section 2.4 shall not require the Manager to transfer any proprietary material or computer programs unrelated to the servicing of the Managed Assets.

Section 2.5 ~~Section 2.5~~ Administrative Duties of Manager.

(a) Duties with Respect to the Related Documents. The Manager shall perform its duties and the duties of each applicable Securitization Entity under the Related Documents except for those duties that are required to be performed by the equityholders or the managers of a limited liability company, equityholders or the directors of an unlimited liability company or the stockholders or directors of a corporation pursuant to applicable law. In furtherance of the foregoing, the Manager shall consult the managers or the directors, as the case may be, of the Securitization Entities as the Manager deems appropriate regarding the duties of the Securitization Entities under the Related Documents. The Manager shall monitor the performance of the Securitization Entities and, promptly upon obtaining knowledge thereof, shall advise the applicable Securitization Entity when action is necessary to comply with the such Securitization ~~Entity’s~~Entity’s duties under the Related Documents. The Manager shall prepare for execution by the Securitization Entities or shall cause the preparation by other appropriate Persons of all documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Securitization Entities to prepare, file or deliver pursuant to the Related Documents.

(b) Duties with Respect to the Securitization Entities. In addition to the duties of the Manager set forth in this Agreement or any of the other Related Documents, the Manager, in accordance with the Management Standard, shall perform such calculations and shall prepare for execution by the Securitization Entities or shall cause the preparation by other appropriate Persons of all documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Securitization Entities to prepare, file or deliver pursuant to securities laws and franchise laws. Pursuant to the directions of the Securitization Entities and in accordance with the Management Standard, the Manager shall administer, perform or supervise the performance of such other activities in connection with the Securitization Entities as are not covered by any of the foregoing provisions and as are expressly requested by any Securitization Entity and are reasonably within the capability of the Manager.

(c) Records. The Manager shall maintain, at its sole cost and expense, appropriate books of account and records relating to the Services performed under this Agreement. Such books of account and records shall be accessible for inspection by the Trustee, the Master Issuer, the Servicer, the Back- Up Manager, the Control Party, and the Controlling Class Representative or any Person appointed by any of them during normal business hours and upon reasonable notice.

(d) Election of Controlling Class Representative. Pursuant to Section 11.1(d) of the Base Indenture, if two CCR Candidates both receive votes from Controlling Class Members holding beneficial interests in exactly 50% of the Aggregate Outstanding Principal Amount of Notes of the Controlling Class, the Manager shall direct the Trustee to appoint one of such CCR Candidates as the Controlling Class Representative.

Section 2.6 ~~Section 2.6~~ No Offset. The obligations of the Manager under this Agreement shall not be subject to, and the Manager hereby waives, any defense, counterclaim or right of offset which the Manager has or may have against the Securitization Entities, whether in respect of this Agreement, any other Related Document, any document governing any Serviced Asset or otherwise.

Section 2.7 ~~Section 2.7~~ Compensation.

(a) General. As compensation for the performance of their obligations under this Agreement, the Manager and the Canadian Manufacturer shall be entitled to receive ~~arm’s-length~~arm’s-length fees, in each case, out of funds available therefore in accordance with the Priority of Payments, as follows:

(i) on each Weekly Allocation Date, payable in arrears, an amount equal to the Weekly Management Fee; and

(ii) on each Weekly Allocation Date, the Supplemental Management Fee, if any; provided that the Manager shall, with the written consent or at the direction of the Control Party, acting at the direction of the Controlling Class Representative, pay any Tax Payment Deficiency from the Supplemental Management Fee to the extent allocated for such purpose under the terms of such consent or direction.

(b) Canadian Manufacturer. From the amounts payable under ~~Section 2.7(a)~~Section 2.7(a) in respect of any Weekly Collection Period, as compensation for the performance of its obligations under this Agreement, the Canadian Manufacturer will be compensated on a cost-plus basis for performance of Services for the Canadian Distributor during such Weekly Collection Period (the ~~“~~”Weekly Canadian Management Fee~~”~~”).

(c) Manager. As compensation for the performance of its obligations under this Agreement, the Manager will be entitled to receive all amounts payable under ~~Section 2.7(a)~~Section 2.7(a) in respect of any Weekly Collection Period, less the Weekly Canadian Management Fee, if any, payable in respect of such Weekly Collection Period.

(d) [Reserved].

~~(d) Payment for Supplied Products and Services. As compensation for DPL’s provision of Supplied Products and Services to each of the Product Supply Entities, such entities shall separately pay DPL a price for such Supplied Products and Services, as set forth on Exhibit C attached hereto (as may be adjusted from time to time in accordance with the provisions of Exhibit C) and incorporated by reference (the “Product Supply Price”). The “Total Cost” portion of such Product Supply Price shall not build in any margin and shall not be calculated to generate any profit for any party hereto or any Affiliate of any party hereto (including, for the avoidance of doubt, Progressive Food Solutions LLC). The Manager shall apportion the obligation to pay the Product Supply Price among the Product Supply Entities based on such criteria as the Manager from time to time determines in its reasonable discretion.~~

(e) Reimbursement Amounts. The Manager will be entitled to be reimbursed on each Weekly Allocation Date out of funds available therefor in accordance with the Priority of Payments in the amount of the Weekly ~~Distribution~~Supply Chain Services Reimbursement Amount and the Weekly Equipment Purchasing Reimbursement Amount.

Section 2.8 ~~Section 2.8~~ Indemnification.

(a) The Manager agrees to indemnify and hold each Securitization Entity, the Servicer, both in its capacity as Servicer and as Control Party, the Back-Up Manager and the Trustee, and their respective officers, directors, employees and agents (each an ~~“~~“Indemnitee~~”~~”) harmless against all claims, losses, penalties, fines, forfeitures, legal fees and related costs and judgments and other costs, fees and reasonable expenses that any of them may incur as a result of (i) the failure of the Manager to perform its obligations under this Agreement, (ii) the breach by the Manager of any representation, warranty or covenant under this Agreement or (iii) the ~~Manager’s~~Manager’s negligence, bad faith or willful misconduct; provided, however, that there shall be no indemnification under this ~~Section 2.8(a)~~Section 2.8(a) for a breach of any representation, warranty or covenant relating to any Post-Securitization Asset provided in ~~ARTICLE 5~~Article 5, unless the applicable Indemnitees elect to forego the liquidated damages remedy provided in ~~Section 2.8(b)~~Section 2.8(b) below (with the consent of the Control Party), with respect to the applicable breach; provided further that, solely for purposes of determining the indemnification obligations pursuant to clause (i) above, the definition of ~~“~~“Management Standard~~”~~” will be read without giving effect to the materiality standard contained in clause (c) of the definition of ~~“~~“Management Standard.~~”~~”

(b) With respect to any claim described in clause (i) or (ii) of ~~Section 2.8(a)~~Section 2.8(a) relating to the ~~Manager’s~~Manager’s breach of a representation, warranty or covenant under ~~ARTICLE 5~~Article 5 relating to any Post-Securitization Asset, each Indemnitee shall have the option (that it may exercise in its sole discretion) of proceeding under such ~~Section 2.8(a)~~Section 2.8(a) or under this ~~Section 2.8(b)~~Section 2.8(b) but not both. Unless the applicable Indemnitee elects the remedy set forth in ~~Section 2.8(a)~~Section 2.8(a) above, the Manager shall pay to the Master Issuer liquidated damages in an amount equal to the Defective Asset Damages Amount. Upon payment by the Manager of the Defective Asset Damages Amount to the Master Issuer with respect to any Defective Post-Securitization Asset in accordance with the preceding sentence, the Master Issuer or the applicable Securitization Entity shall, to the extent permitted by applicable law, assign such Defective Post- Securitization Asset to the Manager (together with a master franchise or license agreement permitting the Manager and its Affiliates the right to sub-franchise such Defective Post-Securitization Asset) and the Manager shall accept assignment of such Defective Post-Securitization Asset from the relevant Securitization Entity. Such Securitization Entity shall, in such event, make all assignments of such Defective Post-Securitization Asset necessary to effect such assignment, as applicable. Any such assignment by such Securitization Entity shall be without recourse to, or representation or warranty by, such Securitization Entity, except that such ownership rights being conveyed are free and clear of any Liens created by any Related Document. All costs and expenses associated with the foregoing shall be paid by the Manager on demand by or at the direction of such Securitization Entity or the Trustee (at the direction of the Control Party).

(c) Any Indemnitee that proposes to assert the right to be indemnified under ~~Section 2.8~~Section 2.8 will promptly, after receipt of notice of the commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against the Manager under this ~~Section 2.8~~Section 2.8, notify the Manager of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In the event that any action, suit or proceeding shall be brought against any Indemnitee (other than the Trustee and its officers, directors, employees and agents), such Indemnitee shall notify the Manager of the commencement thereof and the Manager shall be entitled to participate in, and to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee, and after notice from the Manager to such Indemnitee of its election to assume the defense thereof, the Manager shall not be liable to such Indemnitee for any legal expenses subsequently incurred by such Indemnitee in connection with the defense thereof; provided that the Manager shall not enter into any settlement with respect to any claim or proceeding unless such settlement includes a release of such Indemnitee from all liability on claims that are the subject matter of such settlement; and provided further that the Indemnitee shall have the right to employ its own counsel in any such action the defense of which is assumed by the Manager in accordance with this ~~Section 2.8~~Section 2.8, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless the employment of counsel by such Indemnitee has been specifically authorized by the Manager, or unless the Manager is advised in writing by counsel that joint representation would give rise to a conflict between the ~~Indemnitee’s~~Indemnitee’s position and the position of the Manager and its Affiliates in respect of the defense of the claim. In the event that any action, suit or proceeding shall be brought against the Trustee or any of its officers, directors, employees or agents (each, a ~~“~~“Trustee Indemnitee~~”~~”), it shall notify the Manager of the commencement thereof and the Trustee Indemnitee shall have the right to employ its own counsel in any such action at the expense of the Manager. No Indemnitee shall settle or compromise any claim covered pursuant to this ~~Section 2.8~~ Section 2.8 without the prior written consent of the Manager, which shall not be unreasonably withheld, conditioned or delayed. The provisions of this ~~Section 2.8~~ Section 2.8 shall survive the termination of this Agreement or the earlier resignation or removal of any party hereto.

Section 2.9 ~~Section 2.9~~ Nonpetition Covenant. The Manager shall not, prior to the date that is one year and one day after the payment in full of the Outstanding Principal Amount of the Notes of any Series, petition or otherwise invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against any Securitization Entity under any insolvency law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any Securitization Entity or any substantial part of its property, or ordering the winding up or liquidation of the affairs of any Securitization Entity.

Section 2.10 ~~Section 2.10~~ Certain Amendments to Documents Governing Managed Assets. Except with the prior written consent of the Control Party, the Manager shall not (a) take any action (or omit to take any action) (or permit any such action or inaction) with respect to the Managed Assets or (b) permit the termination, amendment or waiver of any provision of any document governing the Managed Assets, other than in accordance with the Management Standard, and then only if the effect of such action, inaction, termination, amendment or waiver, together with the effect of all other previous actions, inactions, terminations, amendments and waivers, with respect to the Managed Asset or to such documents governing the Managed Assets, could not be reasonably expected to result in (i) a material decrease in the amount of Collections other than Excluded Amounts, taken as a whole, (ii) a material adverse change in the nature or quality of Collections other than Excluded Amounts, taken as a whole or (iii) a material alteration in the general assets categories generating Collections other than Excluded Amounts, taken as a whole, or the relative contribution of each such category; provided, however, that this ~~Section 2.10~~Section 2.10 shall not permit the termination, amendment or waiver of, any provision of any Related Document other than in accordance with the terms of such Related Document.

Section 2.11 ~~Section 2.11~~ Franchisor Consent. Subject to the Management Standard and the terms of the Related Documents, the Manager shall have the authority, on behalf of the applicable Franchisor, to grant or withhold consents of the ~~“~~”franchisor~~”~~ ” required under the Franchise Arrangements.

Section 2.12 ~~Section 2.12~~ Appointment of Sub-managers. The Manager may enter into Sub-Management Arrangements; provided that, other than with respect to a Sub- Management Arrangement with an Affiliate of the Manager, no Sub-Management Arrangement shall be effective unless and until (i) the Manager receives the written consent of the Control Party, (ii) the Sub-manager party to such Sub-Management Arrangement executes and delivers an agreement, in the form and substance reasonably satisfactory to the Control Party, to perform and observe, or in the case of an assignment, an assumption by such successor entity of the due and punctual performance and observance of, the applicable covenants and conditions to be performed or observed by the Manager under this Agreement and (iii) such Sub-Management Arrangement or assignment and assumption by such Sub-Manager satisfies the Rating Agency Condition; provided that such Sub-Management Arrangement shall be terminable by the Control Party upon a Manager Termination Event and shall contain disentanglement provisions substantially similar to those provided in ~~Section 6.2~~Section 6.2 herein. The Manager shall deliver a copy of each sub-management agreement to the Back-Up Manager.

ARTICLE 3~~ARTICLE 3~~

STATEMENTS AND REPORTS

Section 3.1 ~~Section 3.1~~ Reporting by the Manager.

(a) Reports Required Pursuant to the Indenture. The Manager, on behalf of the Master Issuer, will furnish, or cause to be furnished, to the Trustee, the Servicer, the Back-Up Manager and each Paying Agent, as applicable, all reports required to be delivered by any Securitization Entity to such Persons pursuant to Section 4.1 of the Base Indenture.

(b) Instructions as to Withdrawals and Payments. The Manager, on behalf of the Master Issuer, will furnish, or cause to be furnished, to the Trustee or the Paying Agent, as applicable, written instructions to make withdrawals and payments from the Collection Account and any other Base Indenture Accounts or any Series Account, as contemplated herein, in the Base Indenture or in any Series Supplement. The Trustee and the Paying Agent shall follow any such written instructions in accordance with the terms and conditions of the Base Indenture and any applicable Series Supplement.

Section 3.2 ~~Section 3.2~~ Appointment of Independent Accountant. The Master Issuer shall appoint a firm of independent public accountants of recognized national reputation to serve as the independent accountants (~~“~~“Independent Accountants~~”~~”) for purposes of preparing and delivering the reports required by ~~Section 3.3~~Section 3.3. It is hereby acknowledged that the accounting firm of PricewaterhouseCoopers LLP is acceptable for purposes of serving as Independent Accountants. The Master Issuer may not remove the Independent Accountants without first giving 30 days’’ prior written notice to the Independent Accountants, with a copy of such notice also given concurrently to the Trustee, the Rating Agencies, the Servicer, the Back-Up Manager and the Manager. Upon any resignation by such firm or removal of such firm, the Master Issuer shall promptly appoint a successor thereto that shall also be a firm of independent public accountants of recognized national reputation to serve as the Independent Accountants hereunder. If the Master Issuer shall fail to appoint a successor firm of Independent Accountants which has resigned or been removed within 30 days after the effective date of such resignation or removal, the Control Party shall promptly appoint a successor firm of independent public accountants of recognized national reputation that is reasonably satisfactory to the Manager to serve as the Independent Accountants hereunder. The fees of any Independent Accountants shall be payable by the Master Issuer.

Section 3.3 ~~Section 3.3~~ Annual Accountants’’ Reports.

(a) On or before ~~ninety~~one hundred and twenty (~~90~~120)  days after the end of each fiscal year of the Manager (or, if the last day of such one hundred and twenty (120) day period is not a Business Day, on or prior to the first Business Day following such time period), the Manager shall deliver to the Master Issuer, the Trustee, the Servicer, the Back-Up Manager and the Rating Agencies a separate report, concerning the fiscal year just ended, prepared by the Independent Accountants, to the effect that their examination was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as they considered necessary in the circumstances in accordance with the standards established by the American Institute of Certified Public Accountants relating to the servicing of the Managed Assets. The nature, scope and design of the procedures will not constitute an audit made in accordance with generally accepted auditing standards, the objective of which is the issuance of an opinion.

(b) On or before ~~ninety~~one hundred and twenty (~~90~~120)  days after the end of each fiscal year of the Manager (or, if the last day of such one hundred and twenty (120) day period is not a Business Day, on or prior to the first Business Day following such time period), the Manager shall deliver to the Master Issuer, the Trustee, the Servicer, the Back-Up Manager and the Rating Agencies (i) a report of the Independent Accountants or the Back-Up Manager summarizing the findings of a set of agreed-upon procedures performed by the Independent Accountants or the Back-Up Manager with respect to compliance by the Quarterly ~~Manager’s~~Manager’s Certificates for such fiscal year (or other period) with the standards set forth in ~~ARTICLE 2~~Article 2 with respect to such fiscal year (or other) period, and (ii) a report of the Independent Accountants or the Back-Up Manager to the effect that such firm has examined the assertion of the ~~Manager’s~~Manager’s management as to its compliance with its management requirements for such fiscal year (or other period), and that (A) in the case of the Independent Accountants, such examination was made in accordance with standards established by the American Institute of Certified Public Accountants and (B) except as described in the report, ~~management’s~~management’s assertion is fairly stated in all material respects. In the case of the Independent Accountants, the report will also indicate that the firm is independent of the Manager within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

Section 3.4 ~~Section 3.4~~ Notice of Reduction in Blended Rate of Continuing Franchise Fees. If during any Quarterly Collection Period the weighted average rate of (a) Domestic Continuing Franchise Fees (calculated as the aggregate amount of such Domestic Continuing Franchise Fees divided by the aggregate systemwide sales (after all appropriate deductions) on which such Domestic Continuing Franchise Fees were payable) falls below 5% or (b) International Continuing Franchise Fees (calculated as the aggregate amount of such International Continuing Franchise Fees divided by the aggregate systemwide sales (after all appropriate deductions) on which such International Continuing Franchise Fees were payable) falls below 2.5%, the Manager, on behalf of the Master Issuer, shall give written notice of such reduction to the Servicer, the Back-Up Manager and the Rating Agencies on the next succeeding Quarterly Payment Date.

ARTICLE 4~~ARTICLE 4~~

THE MANAGER

Section 4.1 ~~Section 4.1~~ Representations and Warranties Concerning the Manager. The Manager represents and warrants to the Master Issuer and the other Securitization Entities, and the Trustee, as of each Series Closing Date (except if otherwise expressly noted), as follows:

(a) Organization and Good Standing.

(i) The Manager (i) is a limited liability company, duly formed and organized, validly existing and in good standing under the laws of the State of Michigan, (ii) is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under the Related Documents make such qualification necessary, except to the extent that the failure to so qualify is not reasonably likely to result in a Material Adverse Effect and (iii) has the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted and to perform its obligations under this Agreement.

(ii) The Canadian Manufacturer (i) is an unlimited company, duly formed and organized, validly existing and in good standing under the laws of the Province of Nova Scotia, (ii) is duly qualified to do business as a foreign unlimited company and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under the Related Documents make such qualification necessary, except to the extent that the failure to so qualify is not reasonably likely to result in a Material Adverse Effect and (iii) has the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted and to perform its obligations under this Agreement.

(b) Power and Authority; No Conflicts. The execution and delivery by the Manager of this Agreement and its performance of, and compliance with, the terms hereof are within the power of the Manager and have been duly authorized by all necessary corporate action on the part of the Manager. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated to be consummated by the Manager, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under (i) any order or any Governmental Authority or any of the provisions of any Requirement of Law binding on the Manager or its properties, except to the extent that such conflict, breach or default would not result in a Material Adverse Effect, (ii) the DPL Charter Documents or (iii) any of the provisions of any indenture, mortgage, lease, contract or other instrument to which the Manager is a party or by which it or its property is bound or result in the creation or imposition of any Lien upon any of its property pursuant to the terms of any such indenture, mortgage, leases, contract or other instrument except to the extent such default, creation or imposition would not result in a Material Adverse Effect.

(c) Consents. Except for registrations as a franchise broker or franchise sales agent as may be required under federal, state or foreign franchise statutes and regulations, the Manager is not required to obtain the consent of any other party or the consent, license, approval or authorization of, or file any registration or declaration with, any Governmental Authority in connection with the execution, delivery or performance by the Manager of this Agreement, or the validity or enforceability of this Agreement against the Manager, except to the extent that a state or foreign franchise law requires filing and other compliance actions by virtue of considering the Manager as a ~~“~~“subfranchisor~~”~~ ”.

(d) Due Execution and Delivery. This Agreement has been duly executed and delivered by the Manager and constitutes a legal, valid and binding instrument enforceable against the Manager in accordance with its terms (subject to applicable insolvency laws and to general principles of equity).

(e) No Litigation. There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Manager, threatened against or affecting the Manager, before or by any Governmental Authority having jurisdiction over the Manager or any of its properties or with respect to any of the transactions contemplated by this Agreement (i) asserting the illegality, invalidity or unenforceability, or seeking any determination or ruling that would affect the legality, binding effect, validity or enforceability of this Agreement, or (ii) which could reasonably be expected to have a Material Adverse Effect. The Manager is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f) Due Qualification. Except for registrations as a franchise broker or franchise sales agent as may be required under state or foreign franchise statutes and regulations and except to the extent that a state or foreign franchise law requires filing and other compliance actions by virtue of considering the Manager as a ~~“~~“subfranchisor~~”~~”, the Manager has obtained or made all licenses, registrations, consents, approvals, waivers and notifications of creditors, lessors and other Persons, in each case, in connection with the execution and delivery of this Agreement by the Manager, and the consummation by the Manager of all the transactions herein contemplated to be consummated by the Manager and the performance of its obligations hereunder, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(g) No Default. The Manager is not in default under any agreement, contract, instrument or indenture to which the Manager is a party or by which it or its properties is or are bound, or with respect to any order of any Governmental Authority, which would have a Material Adverse Effect; and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any Governmental Authority, which would have a Material Adverse Effect.

(h) Taxes. The Manager has filed or caused to be filed all federal tax returns and all state and other tax returns which, to its knowledge, are required to be filed. The Manager has paid or made adequate provisions for the payment of all taxes shown as due on such returns, and all assessments made against it or any of its property (other than any amount of tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Manager). The charges, accruals and reserves on the ~~Manager’s~~Manager’s books in respect of taxes are, in the ~~Manager’s~~Manager’s reasonable opinion, adequate.

(i) Accuracy of Information. As of the date thereof, the information contained in the final offering memorandum, dated March 6, 2012, relating to the Notes issued on the Closing Date, regarding (i) the Manager, (ii) the servicing of the Managed Assets by the Manager and (iii) the description of this Agreement therein does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j) Financial Statements. As of the Closing Date, the audited consolidated financial statements of the Master Issuer and its Subsidiaries dated as of January 2, 2011 and January 1, 2012, incorporated in the offering memorandum dated as of March 6, 2012 and reported on and accompanied by an unqualified report from PricewaterhouseCoopers LLP, have been prepared in accordance with GAAP and present fairly the financial position of the Master Issuer and its Subsidiaries as at such date and the results of their operations and their cash flows for the periods covered thereby.

(k) No Material Adverse Change. Since January 2, 2012, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

(l) No ERISA Plan. Neither the Manager nor any corporation or any trade, business, organization or other entity (whether or not incorporated) that would be treated together with the Manager as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001(a)(14) of ERISA has established, maintains, contributes to, or has any liability in respect of (or has in the past six years established, maintained, contributed to, or had any liability in respect of) any Plan. Except as set forth in Schedule 4.1, the Manager is not a member of a Controlled Group which has any contingent liability with respect to any post-retirement welfare benefits under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA or other applicable continuation of coverage laws.

(m) Environmental Matters.

(i) The Manager (A) is, and for the past three years has been, in material compliance with any and all applicable foreign, federal, state and local laws and regulations, and directives of any Governmental Authority relating to the protection of human health and safety, natural resources, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (~~“~~“Environmental Laws~~”~~”), (B) has received and will have in full force and effect all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its businesses (including, without limitation, the business of servicing the Managed Assets) and (C) is in compliance with all terms and conditions of any such permit, license or approval.

(ii) There are no material costs or liabilities associated with Environmental Laws (including, without limitation, any capital operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).

(n) No Manager Termination Event. No Manager Termination Event has occurred or is continuing, and, to the knowledge of the Manager, there is no event which, with notice or lapse of time, or both, would constitute a Manager Termination Event.

Section 4.2 ~~Section 4.2~~ Existence. The Manager shall keep in full effect its existence under the laws of the state of its formation, and maintain its rights and privileges necessary or desirable in the normal conduct of its business and the performance of its obligations hereunder, and will obtain and preserve its qualification to do business in each jurisdiction in which the failure to so qualify either individually or in the aggregate would be reasonably likely to have a Material Adverse Effect.

Section 4.3 ~~Section 4.3~~ Performance of Obligations.

(a) Punctual Performance. The Manager shall punctually perform and observe all of its obligations and agreements contained in this Agreement in accordance with the terms hereof and in accordance with the Management Standard.

(b) Limitations of Responsibility of the Manager. The Manager will have no responsibility under this Agreement other than to render the Services called for hereunder in good faith and consistent with the Management Standard.

(c) Right to Receive Instructions. In the event that the Manager is unable to decide between alternative courses of action, or is unsure as to the application of any provision of this Agreement or any other Related Document, or any such provision is, in the good faith judgment of the Manager, ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement or any other Related Document permits any determination by the Manager or is silent or is incomplete as to the course of action which the Manager is required to take with respect to a particular set of facts, the Manager may give notice (in such form as shall be appropriate under the circumstances) to the Control Party requesting instructions in accordance with the Base Indenture and, to the extent that the Manager shall have acted or refrained from acting in good faith in accordance with any such instructions received from the Control Party, the Manager shall not be liable on account of such action or inaction to any Person; provided that the Control Party shall be under no obligation to provide any instruction if it is unable to decide between alternative courses of action. Subject to the Management Standard, if the Manager shall not have received appropriate instructions from the Control Party within ten days of such notice (or within such shorter period of time as may be specified in such notice) the Manager may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Related Documents, as the Manager shall deem to be in the best interests of the Noteholders and the Securitization Entities. The Manager shall have no liability to any Secured Party, any Noteholder or the Controlling Class Representative for such action or inaction taken in reliance on the preceding sentence except for the ~~Manager’s~~Manager’s own willful misconduct or negligence.

(d) No Duties Except as Specified in this Agreement or in Instructions. The Manager shall not have any duty or obligation to manage, make any payment in respect of, register, record, sell, reinvest, dispose of, create, perfect or maintain title to, or any security interest in, or otherwise deal with the Collateral, to prepare or file any report or other document or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Manager is a party, except as expressly provided by the terms of this Agreement and consistent with the Management Standard, and no implied duties or obligations shall be read into this Agreement against the Manager. The Manager nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Managed Assets which result from claims against the Manager personally that are not related to the ownership or administration of the Managed Assets or the transactions contemplated by the Related Documents.

(e) No Action Except Under Specified Documents or Instructions. The Manager shall not manage, control, use, sell, reinvest, dispose of or otherwise deal with any part of the Collateral except in accordance with the powers granted to, and the authority conferred upon, the Manager pursuant to this Agreement.

(f) Limitations on the ~~Manager’s~~Manager’s Liability. Subject to the Management Standard, and except for any loss, liability, expense, damage or injury arising out of, or resulting from, (i) any breach or default by the Manager in the observance or performance of any of its agreements contained in this Agreement, (ii) the breach by the Manager of any representation or warranty made by it herein or (iii) acts or omissions constituting the ~~Manager’s~~Manager’s own willful misconduct, bad faith or negligence in the performance of its duties hereunder or otherwise, neither the Manager nor any of its Affiliates (other than the Securitization Entities), managers, officers, members or employees shall be liable to any Securitization Entity, the Servicer, the Control Party, the Back-Up Manager, the Noteholders or any other Person under any circumstances, including, without limitation:

(i) for any error of judgment made in good faith;

(ii) for any action taken or omitted to be taken by the Manager in good faith in accordance with the Management Standard and in accordance with the instructions of the Control Party made in accordance herewith;

(iii) for any representation, warranty, covenant, agreement or indebtedness of any Securitization Entity under the Notes or any Related Document, or for any other liability or obligation of any Securitization Entity;

(iv) for or in respect of the validity or insufficiency of this Agreement or for the due execution hereof by any party hereto other than the Manager, or for the form, character, genuineness, sufficiency, value or validity of any part of the Collateral, or for or in respect of the validity or insufficiency of the Related Documents; and

(v) for any action or inaction of the Trustee or the Control Party, or for the performance of, or the supervision of the performance of, any obligation under this Agreement or any other Related Document that is required to be performed by the Trustee or the Control Party under this Agreement or any other Related Document.

(g) No Financial Liability. No provision of this Agreement (other than the last sentence of clause (d) above) shall require the Manager to expend or risk its funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder, if the Manager shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it. Notwithstanding the foregoing, the Manager shall be obligated to perform its obligations hereunder, consistent with the Management Standard, notwithstanding the fact that the Manager may not be entitled to be reimbursed for all of its expenses incurred in connection with its obligations hereunder as a result of any limit on amounts payable pursuant to the definitions of Weekly Management Fee, Weekly Canadian Management Fee and Supplemental Management Fee.

(h) Reliance. The Manager may conclusively rely on, and shall be protected in acting or refraining from acting when doing so, in each case in accordance with any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Manager may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner or ascertainment of which is not specifically prescribed herein, the Manager may for all purposes hereof rely on a certificate, signed by any Authorized Officer of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Manager for any action taken or omitted to be taken by it in good faith in reliance thereon.

(i) Consultations with Third Parties; Advice of Counsel. In the exercise and performance of its duties and obligations hereunder or under any of the other Related Documents, the Manager (i) may act directly or through agents or attorneys pursuant to agreements entered into with any of them and (ii) may, at the expense of the Manager, consult with counsel, accountants and other professionals or experts selected and monitored by the Manager in good faith and in the absence of gross negligence, and the Manager shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other professionals or experts.

(j) Independent Contractor. In performing its obligations as manager hereunder the Manager acts solely as an independent contractor of the Securitization Entities, except to the extent the Manager is deemed to be an agent of the Securitization Entities by virtue of engaging in franchise sales activities as broker. Nothing in this Agreement shall, or shall be deemed to, create or constitute any joint venture, partnership, employment or any other relationship between any of the Securitization Entities and the Manager other than the independent contractor contractual relationship established hereby. Nothing herein shall be deemed to vest in the Manager title or any ownership or property interest in or to the ~~Domino’s~~Domino’s IP. The Manager shall not be, nor shall be deemed to be, liable for any acts or obligations of the Securitization Entities, the Control Party or the Trustee (except as set forth in ~~Section 4.3(f)~~Section 4.3(f) hereof and except with respect to the leases related to the Leased Domestic Manufacturing and ~~Distribution~~Supply Chain Centers where DPL, in its individual capacity, is required to act as co-obligor pursuant to the terms of such leases) and, without limiting the foregoing, the Manager shall not be liable under or in connection with the Notes. The Manager shall not be responsible for any amounts required to be paid by the Trustee under or pursuant to the Indenture.

Section  4.4 ~~Section 4.4~~ Merger; Resignation and Assignment.

(a) Preservation of Existence. The Manager shall not merge into any other Person or convey, transfer or lease all or substantially all of its assets; provided, however, that nothing contained in this Agreement shall be deemed to prevent (a) the merger into the Manager of another Person, (b) the consolidation of the Manager and another Person, (c) the merger of the Manager into another Person or (d) the sale of all or substantially all of the property or assets of the Manager to another Person, so long as (i) the surviving Person of the merger or the purchaser of the assets of the Manager shall continue to be engaged in the same line of business as the Manager and shall have the capacity to perform its obligations hereunder with at least the same degree of care, skill and diligence as measured by customary practices with which the Manager is required to perform such obligations hereunder, (ii) in the case of a merger or sale, the surviving Person of the merger or the purchaser of the assets of the Manager shall expressly assume all obligations of the Manager under this Agreement and expressly agree to be bound by all provisions applicable to the Manager under this Agreement in a supplement to this Agreement in form and substance reasonably satisfactory to the Control Party and (iii) with respect to such event, in and of itself, the Rating Agency Condition has been met.

(b) Resignation. The Manager shall not resign from the rights, powers, obligations and duties hereby imposed on it with respect to the performance of the Services except (a) upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Manager could take to make the performance of its duties hereunder permissible under applicable law or (b) if the Manager is terminated as the Manager pursuant to ~~Section 6.1(b)~~Section 6.1(b). As to clause (a)(i) of this clause (b), any such determination permitting the resignation of the Manager shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee, the Servicer, the Back-Up Manager and the Master Issuer. No such resignation shall become effective until a Successor Manager shall have assumed the responsibilities and obligations of the Manager in accordance with ~~Section 6.1(b)~~Section 6.1(b). The Trustee, the Servicer, the Back-Up Manager, the Master Issuer and the Rating Agencies shall be notified of such resignation in writing by the Manager. From and after such effectiveness, the Successor Manager shall be, to the extent of the assignment, the ~~“~~“Manager~~”~~ ” hereunder. Except as provided above in this ~~Section 4.4(b)~~Section 4.4(b), the Manager may not assign this Agreement or any of its rights, powers, duties or obligations hereunder.

(c) Termination of Duties. The duties and obligations of the Manager under this Agreement shall continue until such obligations shall have been terminated as provided in ~~Section 4.4(b) or Section 6.1(b)~~Section 4.4(b) or (d), or Section 6.1(b). Such duties and obligations shall survive the exercise by any of the Securitization Entities, the Trustee or the Control Party of any right or remedy under this Agreement, or the enforcement by any Securitization Entity, the Trustee, the Control Party or any Noteholder of any provision of the Indenture, the other Related Documents, the Notes or this Agreement. ~~For the avoidance of doubt, a termination of the obligations of the Manager under Section 4.4(b) or Section 6.1(b) of this Agreement shall not terminate the obligations of DPL to provide Supplied Products and Services to the Product Supply Entities or DPL’s right to receive compensation for such role. If DPL is terminated as Manager pursuant to Section 4.4(b) or Section 6.1(b), DPL, the Product Supply Entities and any other entity~~

(d) Notwithstanding anything to the contrary herein, upon the release at any time of the Canadian Distributor as a Guarantor under the Global G&C Agreement, the Canadian Manufacturer shall be automatically terminated as Sub-Manager and all rights and obligations of the Canadian Manufacturer under any Sub-Management Arrangement or Related Document in such capacity (including, without limitation, the right to receive the Weekly Canadian Management Fee) shall cease to be effective (other than with respect to any accrued and unpaid fees and expenses and any contingent indemnification obligations owing to the Canadian Manufacturer hereunder or under any other Related Documents).

~~party to a Product Purchase Agreement with DPL may negotiate in good faith to enter into any new agreements or amendments to existing agreements as necessary to preserve the supply relationship and structure. Any such new agreement or amendment to which a Securitization Entity is party shall require consent of the Control Party.~~

Section 4.5 ~~Section 4.5~~ Taxes. The Manager shall file or cause to be filed all federal tax returns and all state and other tax returns which are required to be filed by the Manager. The Manager shall pay or make adequate provisions for the payment of all taxes shown as due on such returns, and all assessments made against it or any of its property (other than any amount of tax the validity of which is being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Manager). The charges, accruals and reserves on the ~~Manager’s~~Manager’s books in respect of taxes shall be, in the ~~Manager’s~~Manager’s reasonable opinion, adequate.

Section 4.6 ~~Section 4.6~~ Notice of Certain Events. On the determination of either the chief financial officer or the chief legal officer of the Manager or its direct or indirect parent regarding the occurrence of any of the following events: (a) a Manager Termination Event or (b) any litigation, arbitration or other proceeding pending before or by any court, administrative agency, arbitrator or governmental body having jurisdiction over the Manager or any of its properties either asserting the illegality, invalidity or unenforceability of any of the Related Documents, seeking any determination or ruling that would affect the legality, binding effect, validity or enforceability of any of the Related Documents or which could reasonably be expected to have a Material Adverse Effect, the Manager shall provide written notice to the Trustee, the Servicer, the Back-Up Manager, the Master Issuer and the Rating Agencies of the same promptly and in any event within five (5) Business Days .

Section 4.7 ~~Section 4.7~~ Capitalization. The Manager shall have sufficient capital to perform all of its obligations under this Agreement at all times from the Closing Date and until the Indenture has been terminated in accordance with the terms thereof.

Section 4.8 ~~Section 4.8~~ Franchise Law Determination. The Manager shall file such documents as are necessary to register as a franchise broker or franchise sales agent as required by any state franchising authority. Upon final determination by any state franchising authority~~’’~~ that the Manager is considered by such state franchising authority to be a ~~“~~”subfranchisor ~~”~~”, the Manager within 120 days of such determination shall file such documents and take such other compliance actions as are required by such state franchising authority or under such ~~state’s~~state’s franchise laws.

Section 4.9 ~~Section 4.9~~ Maintenance of Separateness. The Manager covenants that, except as contemplated by the Related Documents:

(a) the books and records of each Securitization Entity will be maintained separately from those of the Manager and each of its Affiliates that is not a Securitization Entity;

(b) all financial statements of the Manager that are consolidated to include any Securitization Entity and that are distributed to any party will contain detailed notes clearly stating that (i) all of such Securitization ~~Entity’s~~Entity’s assets are owned by such Securitization Entity and (ii) such Securitization Entity is a separate entity and has creditors who have received interests in the Securitization ~~Entity’s~~Entity’s assets;

(c) the Manager will observe (and will cause each of its Affiliates that is not a Securitization Entity to observe) limited liability company or corporate formalities in its dealing with any Securitization Entity;

(d) the Manager shall not (and shall not permit any of its Affiliates that is not a Securitization Entity to) commingle its funds with any funds of any Securitization Entity; provided that the foregoing shall not prohibit the Manager from holding funds of the Securitization Entity in its capacity as manager for such entity in a segregated account identified for such purpose;

(e) the Manager will (and shall cause each of its Affiliates that is not a Securitization Entity to) maintain ~~arm’s~~arm’s length relationships with each Securitization Entity and each of the Manager and its Affiliates that are not Securitization Entities will be compensated at market rates for any services it renders or otherwise furnishes to such Securitization Entity;

(f) the Manager will not be, and will not hold itself out to be, responsible for the debts of any Securitization Entity or the decisions or actions in respect of the daily business and affairs of any Securitization Entity and the Manager will not permit any Securitization Entity to hold the Manager out to be responsible for the debts of such Securitization Entity or the decisions or actions in respect of the daily business and affairs of such Securitization Entity; provided that the foregoing shall not prohibit DPL, in its individual capacity, from acting as co-obligor with respect to the leases related to the Leased Domestic Manufacturing and ~~Distribution~~Supply Chain Centers where required by such leases; and

(g) upon an officer of the Manager obtaining actual knowledge that any of the foregoing provisions in this ~~Section 4.9~~Section 4.9 hereof has been breached or violated in any material respect, the Manager will take such actions as may be reasonable and appropriate under the circumstances to correct and remedy such breach or violation as soon as reasonably practicable under such circumstances.

Section 4.10 ~~Section 4.10~~ No ERISA Plan. Neither the Manager nor any corporation or any trade, business, organization or other entity (whether or not incorporated), that would be treated together with the Manager as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001(a)(14) of ERISA shall establish, maintain, contribute to, incur any obligation to contribute to, or incur any liability in respect of, any Plan that is subject to Title IV of ERISA.

ARTICLE 5ARTICLE 5

REPRESENTATIONS, WARRANTIES AND COVENANTS AS TO

POST-SECURITIZATION ASSETS

Section 5.1 ~~Section 5.1~~ Representations and Warranties Made in Respect of Post- Securitization Assets. The Manager represents and warrants to the Master Issuer and the other Securitization Entities, and the Trustee, as of the dates set forth below (except if otherwise expressly noted) as follows:

(a) Post-Securitization Domestic Franchise Arrangements. As of the applicable Post-Securitization Asset Addition Date with respect to the Post- Securitization Domestic Franchise Arrangement acquired on such Post- Securitization Asset Addition Date:

(i) Such Post-Securitization Domestic Franchise Arrangement does not contain terms and conditions that are reasonably expected to result in (A) a material decrease in the amount of Retained Collections, taken as a whole, (B) a material adverse change in nature or quality of Retained Collections, taken as a whole, or (C) a material adverse change in the general assets categories generating Retained Collections, taken as a whole, in each case when compared to the amount, nature, quality or general categories generating Collections that could have been reasonably expected to result had such Post-Securitization Domestic Franchise Arrangement been entered into in accordance with the Prior Terms;

(ii) Such Post-Securitization Domestic Franchise Arrangement is the legal, valid and binding obligation of the parties thereto, has been fully and properly executed by the parties thereto and is enforceable against the parties thereto in accordance with its terms (except as such enforceability may be limited by bankruptcy or insolvency laws and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law);

(iii) Such Post-Securitization Domestic Franchise Arrangement complies in all material respects with all applicable Requirements of Law;

(iv) No Franchisee party to such Post- Securitization Domestic Franchise Arrangement is, to the ~~Manager’s~~Manager’s knowledge subject to an Event of Bankruptcy;

(v) Continuing Franchise Fees and similar fees payable pursuant to such Post-Securitization Domestic Franchise Arrangement are payable at least weekly; provided, however, that the Manager may cause the applicable Franchisor to enter into ~~Post-~~ Post-Securitization ~~Securitization~~ Domestic Franchise Arrangements that provide for Continuing Franchise Fees and similar fees to be payable less frequently than weekly if the aggregate fees payable under all Post-Securitization Domestic Franchise Arrangements that provide for payment of Continuing Franchise Fees and similar fees less frequently than weekly are not reasonably anticipated to exceed 10% of total Retained Collections in the twelve-month period immediately following the commencement of any such Post-Securitization Domestic Franchise Arrangement;

(vi) Except as required by law, such Post- Securitization Domestic Franchise Arrangement contains no contractual rights of setoff or contractual defenses to obligations to make payment of any amounts payable by the Franchisee under such Post-Securitization Domestic Franchise Arrangement;

(vii) Such Post-Securitization Domestic Franchise Arrangement contains no restrictions on assignment that are reasonably expected to be materially more onerous on the Domestic Franchisor thereto than the Prior Terms (which do not include any such restrictions on assignments); provided, however, that the Manager may cause the Domestic Franchisor to enter into Post-Securitization Domestic Franchise Arrangements that include such restrictions with the prior written consent of the Control Party, such consent not to be unreasonably withheld (it being agreed that in determining whether to so consent, the Control Party may assess whether such restrictions (together with other structural protections implemented by the Domestic Franchisor) will adversely affect the liquidation value of all Domestic Franchise Arrangements and the ~~Domino’s~~Domino’s IP); provided that the royalties from such Post-Securitization Domestic Franchise Arrangements are not reasonably anticipated to exceed 5% of the total royalties of all Post-Securitization Domestic Franchise Arrangements in the four (4) fiscal quarter period immediately following the commencement of such Post-Securitization Domestic Franchise Arrangements; and

(b) Post-Securitization International Franchise Arrangements. As of the applicable Post-Securitization Asset Addition Date with respect to the Post-Securitization International Franchise Arrangement acquired on such Post- Securitization Asset Addition Date:

(i) Such Post-Securitization International Franchise Arrangement is the legal, valid and binding obligation of the parties thereto, has been fully and properly executed by the parties thereto and is enforceable against the parties thereto in accordance with its terms (except as such enforceability may be limited by bankruptcy or insolvency laws and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law);

(ii) Either (a) such Post-Securitization International Franchise Arrangement requires the Franchisee under such Post-Securitization International Franchise Arrangement to comply in all material respects with all applicable Requirements of Law and to indemnify the International Franchisor or the International Franchisor (Michigan) for any losses arising out of such ~~Franchisee’s~~Franchisee’s failure to comply with the applicable Requirements of Law, including any necessary approvals or consents from a Governmental Authority or (b) the Manager has obtained a legal opinion or other evidence reasonably acceptable to the Control Party to the effect that such Post-Securitization International Franchise Arrangement complies in all material respects with all applicable Requirements of Law; and

(iii) No Franchisee party to such Post- Securitization International Franchise Arrangement is, to the ~~Manager’s~~Manager’s knowledge, subject to an Event of Bankruptcy.

(c) Post-Securitization Owned Property. As of the applicable Post-Securitization Asset Addition Date with respect to any Post-Securitization Owned Property acquired on such date, the Manager has conducted or caused to be conducted a ~~“~~“desktop~~”~~ ” Phase I environmental study on such Owned Property and has taken or caused to be taken appropriate remediation or follow-up study measures on such Owned Property, consistent with the Management Standard.

Section 5.2 ~~Section 5.2~~ Covenants in Respect of New Collateral.

(a) Other Contributed, Developed or Acquired Assets. In consideration of being engaged as the Manager, the Manager agrees that neither it nor its Affiliates (other than the Securitization Entities) will compete with the business of the Securitization Entities (other than (i) operation of (x) Company-Owned Stores ~~and~~, (y) any business or other assets disposed of pursuant to a Permitted Asset Disposition and (z) acquiring or entering into International Franchise Arrangements in accordance with the terms set forth in this Section 5.2 and (ii) the sale of inventory owned by the Canadian Manufacturer after the Series 2007-1 Closing Date) and, accordingly:

(i) Future Brand IP. The Manager and its Affiliates (A) shall contribute to the IP Holder, or otherwise cause the IP Holder to own, all rights in and to all Future Brand Assets; provided, that the Control Party shall have the right to direct, in accordance with the Base Indenture, that Future Brand Assets be held by one or more newly formed Securitization Entities that will act as Additional IP Holders, if the Control Party reasonably believes that such Future Brand Assets could impair the Collateral if it were held by the IP Holder, and that separating the ownership of such Future Brand Assets from the rest of the ~~Domino’s~~Domino’s IP will not impair the enforceability of the ~~Domino’s~~Domino’s IP, (B) acknowledge and agree that all such Future Brand IP is developed for the benefit of the IP Holder or the applicable Additional IP Holder and (C) shall contribute to IP Holder or the applicable Additional IP Holder, or otherwise cause IP Holder or the applicable Additional IP Holder to enter into, develop or acquire, Future Brand Assets. In making any determination with respect to Future Brand Assets, the Control Party shall have the right to consult with the Back-Up Manager or other third-party experts.

(ii) Franchise Agreements. Unless otherwise agreed to in writing by the Control Party, any contribution to, or development or acquisition by, the Master Issuer of any Franchise Arrangements (whether related to the ~~Domino’s~~Domino’s Brand or any Future Brand) shall be subject to all applicable provisions of the Indenture, this Agreement (including the applicable representations and covenants in ~~ARTICLE 2~~Article 2 and ~~ARTICLE 5~~Article 5), the IP License Agreements and the other Related Documents.

(iii) Additional Securitization Entities. The Manager shall have the right to form an Additional Securitization Entity for the purpose of holding Future Brand Assets until such time as the Control Party shall direct the Manager as to which Securitization Entity should hold such Future Brand Assets in accordance with clause (i) above.

(iv) Non-Securitization Entity MFA Arrangements. Notwithstanding anything to the contrary herein or in any other Related Documents, any Non-Securitization Entity (in its capacity as a Non-Securitization International Franchisor) will be permitted to acquire International Franchise Agreements from third-party master Franchisees (such arrangements, “Non-Securitization Entity MFA Arrangements”), so long as (i) such Non-Securitization International Franchisor enters into a license agreement with the IP Holder (a “Non-Securitization International Franchisor IP License Agreement”) setting forth the Non-Securitization International Franchisor IP License Agreement Terms set forth below, (ii) to the extent that the royalties generated by International Franchise Agreements held by Non-Securitization Entities, in the aggregate, constitute more than 5% of Retained Collections, calculated on a pro forma basis giving effect to such International Franchise Agreements acquisition, for the preceding four (4) Quarterly Collection Periods, such Non-Securitization International Franchisor shall appoint an independent director, independent manager, or similar person, as applicable, whose duties will include approving or providing consent for any voluntary bankruptcy filing, and (iii) either (1) the royalty rate paid by such Non-Securitization International Franchisor under each such International Franchise Agreement will be (x) no less, calculated as a percentage of Gross Sales in the related territory, than the royalty rate previously paid by the existing third-party master Franchisee and (y) no less than the average royalty rate paid by third-party master franchisees in the same geographic region or (2) the Control Party has provided its prior consent or Rating Agency Confirmation has been obtained; provided, that the royalty rate payable by any Non-Securitization Entity under an International Franchise Agreement may be adjusted from time to time by the Manager (each such adjustment, a “Permitted Adjustment”) in accordance with the Management Standard, as long as either of conditions (1) and (2) above is satisfied. Any Non-Securitization International Franchisors may sell International Franchise Agreements to third-party master Franchisees at any time, provided that either (1) (a) the royalty rate paid by the assignee of such International Franchise Agreement will be no less, calculated as a percentage of Gross Sales in the related territory, than the royalty rate previously paid by the existing third-party master Franchisee and (b) the license rate to be paid to IP Holder is at least the amount paid immediately prior to the sale or assignment, or (2) the Control Party has provided its prior consent or Rating Agency Confirmation has been obtained. The “Non-Securitization International Franchisor IP License Agreement Terms” consist of the following terms, with respect to any Non-Securitization International Franchisor IP License Agreement:

1) The form of the applicable Non-Securitization International Franchisor IP License Agreement will be substantially similar to the applicable then-current form of franchise agreement, master franchise agreement, store franchise agreement, area development agreement or similar agreement, as applicable (including with respect to the duration of its term), and other sublicense agreements will contain conditions on the sublicensee’s use of the applicable Domino’s IP that are substantially similar to those set forth in the applicable Non-Securitization International Franchisor IP License Agreement. The applicable Non-Securitization International Franchisor will use commercially reasonable efforts to include the IP Holder as a third-party beneficiary of such licensee’s rights (but none of its duties, obligations or liabilities) under its sublicense agreements.

2) For so long as there are Notes Outstanding under the Indenture, the IP Holder and the Non-Securitization International Franchisor under the applicable Non-Securitization International Franchisor IP License Agreement may agree to terminate or amend the applicable Non-Securitization International Franchisor IP License Agreement only (i) with the prior written consent of the Control Party, to the extent required under the Indenture, in respect of any amendment that is intended to reduce the license fees payable under the Non-Securitization International Franchisor IP License Agreement (other than any Permitted Adjustment) or remove or amend any of the International Franchise IP License Agreement Additional Covenants described herein, (ii) if such termination or amendment constitutes a Permitted Termination/Amendment or (iii) in connection with any amendment required by applicable law or regulation.

3) If the Non-Securitization International Franchisor under the applicable Non-Securitization International Franchisor IP License Agreement materially violates any of its obligations under such Non-Securitization International Franchisor IP license Agreement, such Non-Securitization International Franchisor will be required to cure such violation to the satisfaction of the IP Holder within 30 days following its receipt of a Breach Notice or, with respect to a violation that can be cured but not within such 30 day period, within a reasonable time not to exceed an additional 60 days. Simultaneously with delivery of any Breach Notice to the Non-Securitization International Franchisor, the IP Holder will also deliver a copy of such Breach Notice to the Manager, the Control Party, the Back-Up Manager, the Trustee and the Rating Agencies. If the Non-Securitization International Franchisor fails to fully remedy a material violation of its obligations to the satisfaction of the IP Holder within the specified time period, then the IP Holder may terminate the applicable Non-Securitization International Franchisor IP License Agreement, subject to the prior written consent of the Control Party, to the extent required under the Indenture, for so long as there are Notes Outstanding under the Indenture.

4) Upon expiration or termination of a Non-Securitization International Franchisor IP License Agreement prior to expiration or upon non-renewal of the term of such Non-Securitization International Franchisor IP License Agreement, sublicenses granted by the licensee will terminate unless written permission by the IP Holder is granted prior to such expiration or termination of the Non-Securitization International Franchisor IP License Agreement.

5) Neither the Non-Securitization International Franchisor under the applicable Non-Securitization International Franchisor IP License Agreement nor the IP Holder will be permitted to assign its rights or delegate its duties under the Non-Securitization International Franchisor IP License Agreement without the prior written consent of (a) the other party thereto and (b) for so long as there are Notes Outstanding under the Indenture, the Control Party; provided that (x) such Non-Securitization International Franchisor is permitted to assign its rights and duties, in whole but not in part, to another Non-Securitization Entity and (y) the IP Holder is permitted to delegate its rights and duties to the Manager, as its agent under this Agreement, and to pledge its rights under the applicable Non-Securitization International Franchisor IP License Agreement to the Trustee to secure the Notes. The Trustee or the Control Party is permitted to assign, and/or authorize the assignment of, the IP Holder’s rights under the applicable Non-Securitization International Franchisor IP License Agreement in connection with the exercise by the Trustee of its available rights and remedies following the occurrence and during the continuance of an Event of Default under the Indenture.

6) The term of each Non-Securitization International Franchisor IP License Agreement will be for one (1) year from the execution of such Non-Securitization International Franchisor IP License Agreement and such agreement will automatically renew for additional one (1) year terms unless either party provides the other party with notice of its intent not to renew prior to the end of the then-current term.

7) The applicable Non-Securitization International Franchisor IP License Agreement shall contain the following additional covenants (the “International Franchise IP License Agreement Additional Covenants”):

I. a prohibition on the payment of dividends or distributions directly or indirectly to Holdco prior to payment of royalties under the applicable International Franchise IP License Agreement;

II. an agreement not to incur third-party indebtedness in respect of borrowed money (subject to certain exclusions, including for operating leases, including any [Head/Tail Leases] any foreign exchange or other hedging transactions and any guarantees of payment obligations of International NSE Franchisees under vendor, supplier, or similar third-party agreements) and an agreement not to pledge any of its respective assets to secure its obligations to any Persons other than certain permitted liens; and

III. an agreement that it will not sell, transfer or otherwise dispose of any material assets other than (i) any termination or non-renewal of an International NSE Franchise Arrangement (or other franchise agreement or sublicense granted in accordance with the terms of the applicable International Franchise IP License Agreement) or other disposition of inventory or any other asset, in each case in accordance with commercially reasonable business practices, when no longer useful, necessary or material to the operation of its business, or that would not otherwise be materially adverse to the IP Holder, (ii) any disposition of any asset in connection with entering into a new master franchise arrangement and associated International NSE Franchise Arrangements, (iii) any other disposition consented to by the independent director, independent manager, or similar Person, as applicable, (iv) any assignment of one or more International NSE Franchise Agreements (or other franchise agreement or sublicense granted in accordance with the terms of the applicable International Franchise IP License Agreement) to another Non-Securitization Entity; provided that either (x) the related Non-Securitization International Franchisor IP License Agreement will be assigned to the Non-Securitization Entity that is acquiring such International NSE Franchise Agreement(s) (or other franchise agreement or sublicense) or (y) such Non-Securitization Entity will enter into a new Non-Securitization International Franchisor IP License Agreement with the IP Holder or (v) any assignment of one or more International NSE Franchise Agreements (or other franchise agreement or sublicense granted in accordance with the terms of the applicable International Franchise IP License Agreement) to the International Franchisor or the International Franchisor (Michigan).

ARTICLE 6~~ARTICLE 6~~

DEFAULT

Section 6.1 ~~Section 6.1~~ Manager Termination Event.

(a) Manager Termination Events. Any of the following events or occurrences shall constitute a Manager Termination Event (a ““Manager Termination Event””) under this Agreement, the assertion as to the occurrence of which may be made, and notice of which may be given, by either the Master Issuer or the Trustee (acting at the direction of the Control Party):

(i) any failure by the Manager to remit to the Collection Account, any Base Indenture Account or any Series Account, within three (3) Business Days of its actual knowledge of its receipt thereof, any payments required to be deposited into the Collection Account, such Base Indenture Account or such Series Account received by it in respect of the Managed Assets;

(ii) the Quarterly DSCR (or, on and after the Series 2025-1 Springing Amendments Implementation Date, the Interest-Only DSCR) for any Quarterly Payment Date is less than 1.20x.

(iii) any failure by the Manager to provide (A) any required certificate or report set forth in Sections 4.1(a), (b), (d) or (k) of the Base Indenture within three Business Days of its due date or (B) any required certificate or report set forth in Section 4.1(c) of the Base Indenture when due;

(iv) a material default by the Manager in the due performance and observance of any provision of this Agreement or any other Related Document to which it is party and the continuation of such default uncured for a period of 30 days after it has been notified thereof by the Master Issuer or the Control Party, or otherwise obtained knowledge of such default; provided, however, that as long as the Manager is diligently attempting to cure such default, such cure period shall be extended by an additional period as may be required to cure such default, but in no event by more than an additional 30 days; and provided, further, that any default related to transfer of a defective asset pursuant to the terms of this Agreement, a Distribution and Contribution Agreement or a Contribution and Sale Agreement shall be deemed cured for purposes hereof upon payment in full by the applicable transferor of the liquidated damages amount specified in this Agreement, such Distribution and Contribution Agreement or such Contribution and Sale Agreement.

(v) any representation, warranty or statement of the Manager made in this Agreement or any other Related Document or in any certificate, report or other writing delivered pursuant thereto that is not qualified by materiality or the definition of ~~“~~“Material Adverse Effect~~”~~” proves to be incorrect in any material respect, or any such representation, warranty or statement of the Manager that is qualified by materiality or the definition of ~~“~~“Material Adverse Effect~~”~~” proves to be incorrect, in each case as of the time when the same was made or deemed to have been made or as of any other date specified in such document or agreement; provided that if any such breach is capable of being remedied within 30 days of the ~~Manager’s~~Manager’s knowledge of such breach or receipt of notice thereof, then a Manager Termination Event shall only occur under this clause (vi) as a result of such breach if it is not cured in all material respects by the end of such 30 day period;

(vi) an Event of Bankruptcy with respect to the Manager shall have occurred;

(vii) any final, non-appealable order, judgment or decree is entered in any proceedings against the Manager by a court of competent jurisdiction decreeing the dissolution of the Manager and such order, judgment or decree remains unstayed and in effect for more than ten days;

(viii) a final non-appealable judgment for an amount in excess of $~~25,000,000~~200,000,000 (exclusive of any portion thereof which is insured) is rendered against the Manager or, so long as DPL is the Manager, is rendered against Holdco or Intermediate Holdco by a court of competent jurisdiction and is not paid or discharged within ~~30~~forty five (45) days;

(ix) an acceleration of more than $~~25,000,000~~200,000,000 of the Indebtedness of the Manager or, so long as DPL is the Manager, Intermediate Holdco or Holdco;

(x) this Agreement or a material portion thereof ceases to be in full force and effect or enforceable in accordance with its terms (other than in accordance with the express termination provisions thereof and other than Section 2.1(l)), or the Manager asserts as much in writing; ~~and~~

(xi) a failure by the Manager, Holdco, or any direct or indirect subsidiary of Holdco (apart from the Securitization Entities) to comply with the Holdco Specified Non-Securitization Debt Cap in accordance with the terms of the Parent Company Support Agreement, and such failure has continued for a period of 45 days after Holdco has been notified by any Securitization Entity or the Control Party, or otherwise has obtained knowledge of such non-compliance~~.~~; and

(xii) solely on or after the Series 2025-1 Springing Amendments Implementation Date, the occurrence of a Change in Management following the occurrence of a Change of Control.

(b) Remedies. Upon the occurrence and continuance of any Manager Termination Event, subject to the limitations set forth in the Indenture, (i) the Control Party, acting at the direction of the Controlling Class Representative, may waive such Manager Termination Event or (ii) the Master Issuer or the Control Party, acting at the direction of the Controlling Class Representative, may, by notice given to the Manager (a “Manager Termination Notice”) (with copies to the Trustee, the Back-Up Manager and the Rating Agencies and to whichever of the Master Issuer and the Control Party has not provided such notice), direct the Trustee to terminate all of the rights, powers, duties, obligations and responsibilities of the Manager under this Agreement, including, without limitation, all rights of the Manager to receive all or a portion of the management compensation provided for in ~~Section 2.7~~Section 2.7 or any expense reimbursement hereunder, other than to the extent accrued prior to such termination and not previously paid. Upon any termination or the giving of the notice referred to in the preceding sentence, the Manager shall promptly notify the Master Issuer, the Trustee, the Servicer and the Back-Up Manager of such notice and the rights, powers, duties, obligations and responsibilities of the Manager under this Agreement to the extent specified in such notice, whether with respect to the Managed Assets, the Collection Account, any Weekly Management Fee, Weekly Canadian Management Fee, Supplemental Management Fee (other than to the extent accrued prior to such termination and not previously paid) or otherwise shall vest in and be assumed by any Successor Manager appointed by the Control Party. No termination or resignation of the Manager shall become effective until a Successor Manager whose appointment has been directed and approved by the Control Party (acting at the direction of the Controlling Class Representative) shall have assumed the rights, powers, duties, obligations and responsibilities of the Manager. The Manager shall cooperate with the Successor Manager to facilitate such transition, shall execute and deliver any instrument as shall reasonably be necessary for such transition, and shall use best efforts to promptly assign and transfer to the Successor Manager all books and records, property, money and other assets held by such Manager hereunder; provided, however, that the Manager shall have access, during normal business hours and upon reasonable notice, to all books and records that the Manager reasonably believes would be necessary or desirable for the Manager in connection with the preparation of any tax or other governmental reports and filings and other uses.

(c) From and during the continuation of a Manager Termination Event where the rights and powers of the Manager have been terminated, each Securitization Entity and the Trustee (at the direction of the Control Party) are hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Manager, as attorney in fact or otherwise, all documents and other instruments (including any notices to Franchisees deemed necessary or advisable by the Master Issuer, the Franchisors or the Control Party), and to do or accomplish all other acts or things necessary or appropriate, to effect such vesting and assumption.

(d) Notice of Manager Termination Event. Promptly after the occurrence of any Manager Termination Event pursuant to ~~Section 6.1(a)~~Section 6.1(a), the Manager shall transmit notice of such Manager Termination Event to the Control Party and the Trustee, with a copy to each Rating Agency and the Back-Up Manager.

~~(e) Continuation of Supplied Products and Services. Notwithstanding the occurrence of a Manager Termination Event, DPL will remain obligated to provide Supplied Products and Services to the Product Supply Entities and will retain the right to receive compensation for such services.~~

Section 6.2 ~~Section 6.2~~ Disentanglement.

(a) Obligations. The Manager is required to cooperate with the Back-Up Manager ~~in the performance of the Back-up Manager’s Cold Back-Up Management Duties and Warm Back-Up Management Duties. Upon termination of the Manager following a Manager Termination Event, the Manager shall (i) cooperate with the Back-Up Manager in the conduct of the Hot Back-Up Management Duties and~~and the Control Party in connection with the implementation of the approved Transition Plan ~~until a Successor Manager is identified and (ii) accomplish a~~and the complete transition to ~~the~~a Successor Manager (including, for the avoidance of doubt, in connection with any resignation of the Manager), without interruption or adverse impact on the provision of Services (the ~~“~~“Disentanglement ~~”~~”). The Manager will use its commercially reasonable efforts during the Disentanglement Period to (i) not materially reduce its existing staff and resources that were devoted to or shared with the provisions of the Services prior to the date of the applicable Manager Termination Notice and allow reasonable access to the Manager’s premises, systems, and offices during the Disentanglement Period (ii) unless otherwise directed by the Back-Up Manager, the Control Party or the Trustee, continue to perform all Services not being performed by the Back-Up Manager or a Successor Manager as part of the Hot Back-Up Management Duties (such activities being referred to as “Continuity of Services”). Thereafter, the Manager ~~shall~~is required to cooperate fully with the Successor Manager or Interim Successor Manager as the case may be, and otherwise promptly take all actions reasonably required to assist in effecting a complete Disentanglement while using commercially reasonable efforts to maintain Continuity of Services and shall follow any reasonable directions that may be provided by the Control Party and/or the Back-Up Manager. The Manager shall provide all information and assistance regarding the terminated Services required for Disentanglement and Continuity of Services, including data conversion and migration, interface specifications and related professional services and provide for the prompt and orderly conclusion of all work, as the Control Party and the Back-Up Manager may reasonably direct, including completion or partial completion of projects, documentation of all work in progress, and other measures to assure an orderly transition to the Successor Manager or Interim Successor Manager, as the case may be. The Manager shall provide for the prompt and orderly conclusion of all work as the Servicer and the Back-Up Manager may direct, including completion or partial completion of projects, documentation of all work in progress, and other measures to assure an orderly transition to the Successor Manager. All services relating to Disentanglement and Continuity of Services

(~~“~~the “Disentanglement Services~~”~~”), including all reasonable training for personnel of the Back-Up Manager(including in its capacity as Interim Successor Manager), the Successor Manager or the Successor ~~Manager’s~~Manager’s designated alternate service provider in the performance of the Services, shall be deemed a part of the Services to be performed by the Manager. The Manager will use commercially reasonable efforts to utilize existing resources to perform the Disentanglement Services, other than those related to Continuity of Services, which shall remain separate obligations of the Manager.

After the occurrence of a Hot Back-Up Management Trigger Event but prior to the Disentanglement Period, the Manager shall, unless otherwise directed by the Trustee (acting at the direction of the Control Party acting at the direction of the Controlling Class Representative or if there is no Controlling Class Representative, the Majority of Controlling Class Members), continue to perform all management functions under the Management Agreement and the other Related Documents other than those being performed by the Back-Up Manager as part of the Hot Back-Up Management Duties.

(b) Charges for Disentanglement Services. So long as the Manager and the Canadian Manufacturer continue to provide the Services (whether or not the Manager has been terminated as Manager or the services of the Canadian Manufacturer have been terminated hereunder) during the Disentanglement Period, the Manager and the Canadian Manufacturer shall continue to be paid their respective compensation set forth in ~~Section 2.7~~Section 2.7. Upon the Successor ~~Manager’s~~Manager’s assumption of the obligation to perform all Services hereunder, the Manager shall be entitled to reimbursement of its actual costs for the provision of any Disentanglement Services.

(c) Duration of Disentanglement Obligations. The ~~Manager’s~~Manager’s obligation to provide Disentanglement Services will continue during the period (the ~~“~~“Disentanglement Period~~”~~”) commencing on the ~~date that a~~earlier of (A) delivery of the Manager Termination Notice to the Manager or (B) delivery of a resignation notice by the Manager (or upon automatic termination following the occurrence of any Manager Termination Event ~~occurs~~described in clause (vi) in the definition of Manager Termination Event) following and ending on the date on which the Successor Manager or the re-engaged Manager shall assume all of the obligations of the Manager hereunder.

(d) Sub-Management Arrangements; Authorizations.

(i) With respect to each Sub-Management Arrangement and unless the Control Party elects to terminate such Sub- Management Arrangement in accordance with ~~Section 2.12~~Section 2.12 hereof, the Manager will:

(A) assign to the Successor Manager or its designated alternate service provider all of the ~~Manager’s~~Manager’s rights under such Sub-Management Arrangement to which it is party used by the Manager in performance of the transitioned Services; and

(B) procure any third party authorizations necessary to grant the Successor Manager or its designated alternate service provider the use and benefit of such Sub-Management Arrangement to which it is party used by the Manager in performing the transitioned Services, pending their assignment to the Successor Manager under this Agreement.

(ii) If the Control Party elects to terminate such Sub-Management Arrangement in accordance with ~~Section 2.12~~Section 2.12 hereof, the Manager will take all reasonable actions necessary or reasonably requested by the Control Party to accomplish a complete transition of the Services performed by a Sub-manager under the applicable Sub- Management Arrangement to the Successor Manager, or to any alternate service provider designated by the Control Party, without interruption or adverse impact on the provision of Services.

(e) Confidential Information. The Manager will comply with the terms of ARTICLE 7Article 7 relating to the return and destruction of Confidential Information.

(f) Third-Party Intellectual Property. The Manager will assist the Successor Manager or its designated alternate service provider in obtaining any necessary licenses or consents to use any third-party Intellectual Property then being used by the Manager or any Sub-manager, including pursuant to the DPL IP License Agreement. The Manager will assign any such license or sublicense directly to the Successor Manager or its designated alternate service provider to the extent the Manager has the necessary rights to assign such agreements to the Successor Manager or its designated alternate service provider without incurring any additional cost.

(g) License to Use ~~Domino’s~~Domino’s IP. Promptly following the occurrence of a Manager Termination Event and the appointment of a Successor Manager, the IP Holder will enter into a license agreement with such Successor Manager with respect to the ~~Domino’s~~Domino’s IP on substantially the same terms as the DPL IP License Agreement.

Section 6.3 ~~Section 6.3~~ No Effect on Other Parties. Upon any termination of the rights and powers of the Manager from time to time pursuant to ~~Section 6.1~~Section 6.1, or a resignation pursuant to ~~Section 4.4(b)~~Section 4.4(b), upon any appointment of a Successor Manager, all the rights, powers, duties, obligations and responsibilities of the Securitization Entities, the Control Party or the Trustee under this Agreement, the Indenture and the other Related Documents shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided in this Agreement or in the Indenture.

Section 6.4 ~~Section 6.4~~ Rights Cumulative. All rights and remedies from time to time conferred upon or reserved to the Securitization Entities, the Trustee, the Servicer, the Control Party, the Back-Up Manager or the Noteholders or to any or all of the foregoing are cumulative, and none is intended to be exclusive of another or any other right or remedy which they may have at law or in equity. Except as otherwise expressly provided herein, no delay or omission in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient. The provisions of this Article VI shall survive termination of this Agreement until such time as a Successor Manager is appointed and accepts such appointment hereunder and the Manager has fully completed the Disentanglement provisions set forth herein.

ARTICLE 7~~ARTICLE 7~~

CONFIDENTIALITY

Section 7.1 ~~Section 7.1~~ Confidentiality.

(a) The parties hereto acknowledge that during the term of this Agreement each party may receive Confidential Information from another party hereto. Each party agrees to maintain the Confidential Information in the strictest of confidence and will not, at any time, use, disseminate or disclose any Confidential Information to any person or entity other than those of its employees or representatives who have a ~~“~~“need to know~~”~~”, who have been apprised of this restriction. Recipient shall be liable for any breach of this ~~Section 7.1(a)~~Section 7.1(a) by any of its employees or representatives and shall immediately notify Discloser in the event of any loss or disclosure of any Confidential Information of Discloser. Upon termination of this Agreement, Recipient will return to Discloser, or at ~~Discloser’s~~Discloser’s request, destroy, all documents and records in its possession containing the Confidential Information of Discloser. Confidential Information shall not include information that: (i) is already known to Recipient without restriction on use or disclosure prior to receipt of such information from Discloser; (ii) is or becomes part of the public domain other than by breach of this Agreement by, or other wrongful act of, Recipient; (iii) is developed by Recipient independently of and without reference to any Confidential Information; (iv) is received by Recipient from a third party who is not under any obligation to Discloser to maintain the confidentiality of such information; or (v) is required to be disclosed by applicable law, statute, rule, regulation, subpoena, court order or legal process; provided that Recipient shall promptly inform the Discloser of any such requirement and cooperate with any attempt by the Discloser to obtain a protective order or other similar treatment. It shall be the obligation of Recipient to prove that such an exception to the definition of Confidential Information exists.

(b) Notwithstanding anything to the contrary contained in ~~Section 7.1(a)~~Section 7.1(a), the Securitization Entities, the Trustee, the Servicer, the Back-Up Manager or the Noteholders may use, disseminate or disclose any Confidential Information to any person or entity in connection with the enforcement of rights of the Securitization Entities, the Trustee, the Servicer, the Back-Up Manager or the Noteholders under the Indenture or the Related Documents; provided, however, that prior to disclosing any such Confidential Information:

(i) to any such person or entity other than in connection with any judicial or regulatory proceeding, such person or entity shall agree in writing to maintain such Confidential Information in a manner at least as protective of the Confidential Information as the terms of ~~Section 7.1(a)~~Section 7.1(a); or

(ii) to any such person or entity in connection with any judicial or regulatory proceeding, the Recipient will (x) promptly notify Discloser of each such requirement and identify the documents so required thereby, so that Discloser may seek an appropriate protective order or similar treatment and/or waive compliance with the provisions of this Agreement; (y) use reasonable efforts to assist Discloser in obtaining such protective order or other similar treatment protecting such Confidential Information prior to any such disclosure; and (z) consult with Discloser on the advisability of taking legally available steps to resist or narrow the scope of such requirement. If, in the absence of such a protective order or similar treatment, the Recipient is nonetheless required by mandatory applicable law to disclose any part of ~~Discloser’s~~Discloser’s Confidential Information which is disclosed to it under this Agreement, the Recipient may disclose such Confidential Information without liability under this Agreement, except that the Recipient will furnish only that portion of the Confidential Information which is legally required.

ARTICLE 8~~ARTICLE 8~~

MISCELLANEOUS PROVISIONS

Section 8.1 ~~Section 8.1~~ Term of this Agreement. The respective duties and obligations of the Manager and the Securitization Entities created by this Agreement shall terminate upon the final payment or other liquidation of the last outstanding Managed Asset included in the Collateral or, as long as no Notes are Outstanding and the Indenture has been satisfied and discharged pursuant to Article XII of the Base Indenture, upon written agreement by the parties to this Agreement. Upon termination of this Agreement pursuant to this ~~Section 8.1~~Section 8.1, the Manager shall pay over to the applicable Securitization Entity or any other Person entitled thereto all proceeds of the Managed Assets held by the Manager. The provisions of ~~Section 2.8~~Section 2.8 shall survive termination of this Agreement.

Section 8.2 ~~Section 8.2~~ Amendments to this Agreement.

(a) This Agreement may be amended from time to time in writing by the parties to this Agreement; provided that (i) any amendment that could reasonably materially adversely affect the interest of the Noteholders shall require the consent of the Control Party, which consent shall not be unreasonably withheld, and (ii) with the consent of the Control Party, a Securitization Entity may be withdrawn from this Agreement if the Equity Interests of such Securitization Entity are foreclosed upon in the exercise of remedies upon an Event of Default. Notwithstanding the foregoing, no consent of the Control Party shall be required:

(i) to correct or amplify the description of any required activities of the Manager or Canadian Manufacturer;

(ii) to add to the duties or covenants of the Manager or Canadian Manufacturer for the benefit of any Noteholders or any other Secured Parties, or to add provisions to this Agreement so long as such action does not materially adversely affect the interests of the Noteholders;

(iii) to correct any manifest error or to cure any ambiguity, defect or provision that may be inconsistent with the terms of the Indenture or any other Related Document, or to correct or supplement any provision herein that may be inconsistent with the terms of the Indenture or any offering memorandum;

(iv) to evidence the succession of another Person to any party to this Agreement;

(v) to comply with Requirements of Law;

(vi) to take any action necessary and appropriate to facilitate the origination of Post-Securitization Franchise Arrangements, the acquisition and management of ~~Manufacturing and Distribution~~Supply Chain Centers, or the management and preservation of the Franchise Arrangements, in each case, in accordance with the Management Standard; or

(vii) to provide for additional Services related to any Company-Owned Stores, provided the Rating Agency Condition is satisfied~~; or~~.

~~(viii) to adjust, at the end of any fiscal year, the Product Supply Margin to a percentage not to exceed 15%.~~

(b) Promptly after the execution of any amendment, the Manager shall send to the Trustee, the Servicer, the Back-Up Manager and each Rating Agency a conformed copy of such amendment, but the failure to do so will not impair or affect its validity.

(c) Any amendment or modification effected contrary to the provisions of this ~~Section 8.2~~Section 8.2 shall be null and void.

Section 8.3 ~~Section 8.3~~ Amendments to other Agreements. The Co-Issuers and the Trustee agree not to amend the Indenture or the Related Documents without the ~~Manager’s~~Manager’s consent if such amendment would materially increase the ~~Manager’s~~Manager’s obligations or liabilities, or materially decrease the ~~Manager’s~~Manager’s rights or remedies under this Agreement, the Indenture or any other Related Document.

Section 8.4 ~~Section 8.4~~ Acknowledgement. Without limiting the foregoing, the Manager hereby acknowledges that, on the date hereof, the Securitization Entities will pledge to the Trustee under the Indenture and the Global G&C Agreement, all of such Securitization Entities~~’~~’ right and title to, and interest in, this Agreement and the Collateral; and such pledge includes all of such Securitization Entities~~’~~’ rights, remedies, powers and privileges, and all claims of such Securitization Entities against the Manager, under or with respect to this Agreement (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity), including (i) the rights of such Securitization Entities and the obligations of the Manager hereunder and (ii) the right, at any time, to give or withhold consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement or the obligations in respect of the Manager hereunder to the same extent as such Securitization Entities may do. The Manager hereby consents to such pledges described above, acknowledges and agrees that the Trustee and its assigns, the Back-Up Manager and the Control Party, shall be third-party beneficiaries of the rights of such Securitization Entities arising hereunder and agree that the Trustee, the Back-Up Manager or the Control Party may enforce the provisions of this Agreement, exercise the rights of such Securitization Entities and enforce the obligations of the Manager hereunder without the consent of the such Securitization Entities.

Section 8.5 ~~Section 8.5~~ Governing Law; Waiver of Jury Trial; Jurisdiction.

(a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

(b) The parties hereto each hereby waive any right to have a jury participate in resolving any dispute, whether in contract, tort or otherwise, arising out of, connected with, relating to or incidental to the transactions contemplated by this Agreement.

(c) The parties hereto each hereby irrevocably submit (to the fullest extent permitted by applicable law) to the non-exclusive jurisdiction of any New York state or federal court sitting in the borough of Manhattan, New York City, State of New York, over any action or proceeding arising out of or relating to this Agreement or any related documents and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such New York state or federal court. The parties hereto each hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection each may now or hereafter have, to remove any such action or proceeding, once commenced, to another court on the grounds of forum non conveniens or otherwise.

Section 8.6 ~~Section 8.6~~ Notices. All notices, requests or other communications desired or required to be given under this Agreement shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, (b) national prepaid overnight delivery service, (c) telecopy or other facsimile transmission (following with hard copies to be sent by national prepaid overnight delivery service) or ~~(d)~~ (d) personal delivery with receipt acknowledged in writing, to the address set forth in the Base Indenture. Any party hereto may change its address for notices hereunder by giving notice of such change to the other parties hereto, with a copy to the Control Party. Any change of address of a Noteholder shown on a Note Register shall, after the date of such change, be effective to change the address for such Noteholder hereunder. All notices and demands shall be deemed to have been given either at the time of the delivery thereof to any officer or manager of the Person entitled to receive such notices and demands at the address of such Person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be.

Section 8.7 ~~Section 8.7~~ Severability of Provisions. If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect.

Section 8.8 ~~Section 8.8~~ Delivery Dates. If the due date of any notice, certificate or report required to be delivered by the Manager hereunder falls on a day that is not a Business Day, the due date for such notice, certificate or report shall be automatically extended to the next succeeding day that is a Business Day.

Section 8.9 ~~Section 8.9~~ Binding Effect; Limited Rights of Others. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. Except as provided in the preceding sentence and except for the rights of the third party beneficiaries described in ~~Section 8.4~~Section 8.4, nothing in this Agreement expressed or implied, shall be construed to give any Person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, agreements, representations or provisions contained herein.

Section 8.10 ~~Section 8.10~~ Article and Section Headings. The Article and Section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 8.11 ~~Section 8.11~~ Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 8.12 Amendment and Restatement. The parties hereto agree in each of their respective capacities under the Original Management Agreement and this Agreement that (i) this Agreement amends, estates and supersedes the Original Management Agreement in its entirety, which is superseded in its entirety by this Agreement and shall be of no further force or effect except as amended and restated hereby and (ii) from and after the date hereof, all references in each Related Document to the Original Management Agreement or the “Management Agreement” shall be deemed and agreed to refer to this Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Management Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

~~[Signature blocks]~~

Exhibit C

Amended Parent Company Support Agreement

[See attached]

~~EXECUTION~~CONFORMED VERSION

THROUGH OMNIBUS AMENDMENT DATED SEPTEMBER 5, 2025

PARENT COMPANY SUPPORT AGREEMENT

made by

DOMINO’S PIZZA, INC.

in favor of

CITIBANK, N.A.,

as Trustee

Dated as of March 15, 2012

i

PARENT COMPANY SUPPORT AGREEMENT

PARENT COMPANY SUPPORT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”), dated as of March 15, 2012, made by DOMINO’S PIZZA, INC., a Delaware corporation (“Holdco”), in favor of CITIBANK, N.A., a national banking association (“Citibank”), as trustee under the Indenture referred to below (in such capacity, together with its successors, the “Trustee”) for the benefit of the Secured Parties. All capitalized terms used herein but not otherwise defined herein shall have the meanings contemplated in Section 1 hereof.

W I T N E S S E T H:

WHEREAS, Domino’s Pizza Master Issuer LLC, a Delaware limited liability company (the “Master Issuer”), Domino’s Pizza Distribution LLC, a Delaware limited liability company (the “Domestic ~~Distributor”),~~Supply Chain Holder”), Domino’s Progressive Foods Distribution LLC, a Delaware limited liability company (“PFS Supply Chain Holder”), Domino’s SPV Canadian Holding Company Inc., a Delaware corporation (the “SPV Canadian Holdco”) and Domino’s IP Holder LLC (the “IP Holder,” and together with the Master Issuer, the Domestic ~~Distributor~~Supply Chain Holder, PFS Supply Chain Holder and the SPV Canadian Holdco, the “Co-Issuers”) and Citibank, as Trustee and securities intermediary, have entered into the Amended and Restated Base Indenture, dated as of the date of this Agreement (as amended, modified or supplemented from time to time, exclusive of any Series Supplements, the “Base Indenture” and, together with all Series Supplements, the “Indenture”), providing for the issuance from time to time of one or more Series of Notes thereunder;

WHEREAS, subsidiaries of Holdco have entered into or will enter into the Distribution and Contribution Agreements and the Contribution and Sale Agreements;

WHEREAS, the Master Issuer, the other Co-Issuers, Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s EQ LLC, Domino’s RE LLC, Domino’s Pizza LLC (“DPL” or the “Manager”), Domino’s Pizza NS Co. and the Trustee have entered in the Amended and Restated Management Agreement (the “Management Agreement”) dated as of the date hereof;

WHEREAS, DPL is a wholly-owned subsidiary of Domino’s, Inc., a Delaware corporation (“Intermediate Holdco”);

WHEREAS, Intermediate Holdco is a wholly-owned subsidiary of Holdco;

WHEREAS, Holdco has and will derive substantial direct and indirect benefit from the contribution of assets under the Distribution and Contribution Agreements and the Contribution and Sale Agreements; and

WHEREAS, Holdco will derive substantial direct and indirect benefit from the services provided by DPL under the Management Agreement;

1

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Holdco agrees with the Trustee, for the benefit of the Secured Parties, as follows:

SECTION 1

DEFINED TERMS

1.1 Definitions.

(a) For all purposes of this Agreement, except as set forth in Section 1.1(b) below, capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in Annex A to the Base Indenture.

(b) The following terms shall have the following meanings:

“Holdco Consolidated Entities” means, collectively, Holdco and its consolidated Subsidiaries.

“Holdco Debt Incurrence Test” means, with respect to any transaction or action in connection with the Incurrence of any Indebtedness by Holdco or any Holdco Consolidated Entity, a test that will be satisfied if, after giving effect to such transaction or action, the Holdco Leverage Ratio is (1) prior to the Series 2021-1 Springing Amendments Implementation Date, less than or equal to 7.0x and (2) on and after the Series 2021-1 Springing Amendments Implementation Date, less than or equal to 7.5x. For the avoidance of doubt, any Notes defeased, satisfied or discharged in accordance with the terms of the Indenture shall not be included in the calculation of the Holdco Leverage Ratio.

“Holdco Specified Non-Securitization Debt Cap” means (i) $~~75,000,000.~~125,000,000, or (ii) on and after the 2025-1 Springing Amendments Implementation Date, the greater of (A) 20% of Net Cash Flow over the four (4) Quarterly Collection Periods immediately preceding the relevant date of determination and (B) $225,000,000.

“Incur”, “Incurrence” and derivatives thereof, means to, directly or indirectly, create, incur, assume, guarantee, pledge assets to secure or become liable, contingently or otherwise, with respect to, or otherwise become responsible for the payment of, any obligation. For the avoidance of doubt, any arrangement that permits future advances, borrowings, drawings or other Incurrences will be treated as being fully utilized as of any date that the permissibility or level of Incurrences is being determined, and will be deemed to be Incurred for all purposes on the date such arrangement is entered into.

“Specified Non-Securitization Debt” means Indebtedness that may be incurred by Holdco or any Holdco Consolidated Entity (other than the Securitization Entities).

“Transferor” means the party identified as the “Transferor” in any Distribution and Contribution Agreement or Contribution and Sale Agreement.

2

SECTION 2

PERFORMANCE OBLIGATIONS

2.1 Contribution Agreements.

Holdco hereby agrees to cause each Transferor to perform each of the obligations, including any indemnity obligations, and the duties of such Transferor under each Distribution and Contribution Agreement and each Contribution and Sale Agreement to which such Transferor is a party, in each case as and when due; provided, however, to the extent that such Transferor has not performed any such obligation or duty within thirty (30) days after such obligation or duty was required to be performed, Holdco hereby agrees to either (a) perform such obligation or duty or (b) cause any other Person (other than such Transferor) to perform such obligation or duty on Holdco’s behalf.

2.2 Management Agreement.

Holdco hereby agrees to cause the Manager to perform each of the obligations, including any indemnity obligations, and the duties of the Manager under the Management Agreement, in each case as and when due; provided, however, to the extent that the Manager has not performed any such obligation or duty within thirty (30) days after such obligation or duty was required to be performed (or such longer cure period, not to exceed sixty (60) days, as is provided in the Management Agreement), Holdco hereby agrees to either (a) perform such obligation or duty or (b) cause any other Person (other than the Manager) to perform such obligation or duty on Holdco’s behalf.

2.3 Holdco’s Liability.

Holdco’s liability hereunder shall be absolute and irrevocable and, without limiting the foregoing, shall not be released, discharged or otherwise affected by any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition, arrangement or other similar proceeding relating to any Transferor or the Manager or to any of their properties or assets, or any resulting release or discharge of any obligation of any Transferor or the Manager or any other circumstances that constitute or might be construed to constitute a legal or equitable discharge of or defense to the obligations of Holdco hereunder. For the avoidance of doubt, the performance obligations of Holdco set forth in this Section 2 do not in any way obligate Holdco to perform the obligations and duties of any other party under any other Related Document, including the obligations and duties of the Co-Issuers under the Indenture or to pay any amounts owed by any Transferor or the Manager other than amounts due in respect of indemnity obligations as expressly provided in the Distribution and Contribution Agreements, Contribution and Sale Agreements or the Management Agreement, as the case may be.

2.4 Commingling of Assets.

Holdco hereby agrees that except as contemplated by the Related Documents, it shall not commingle its assets with those of any Securitization Entity.

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SECTION 3

REPRESENTATIONS AND WARRANTIES

Holdco hereby represents and warrants, for the benefit of the Trustee and the Secured Parties, as follows as of the Closing Date:

Organization and Good Standing.

Holdco is a corporation duly formed and organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its business as such properties are currently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

3.1 Due Qualification.

Holdco is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the ownership or lease of property or the conduct of its business requires such qualifications, licenses and approvals, except where the failure to be so qualified or to obtain such licenses or approvals would not have a Material Adverse Effect.

3.2 Due Authorization; Conflicts.

The execution, delivery and performance by Holdco of this Agreement are within Holdco’s power and authority, have been duly authorized and do not contravene (i) the Holdco Charter Documents, (ii) any applicable law, order, rule or regulation applicable to Holdco of any court or of any federal, state or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Holdco or its properties (including any Requirements of Law regarding licensing and consumer protection) or (iii) any contractual restriction binding on or affecting Holdco, in the case of clause (ii) or (iii) above, the violation of which would have a Material Adverse Effect.

3.3 Enforceability.

This Agreement is the legal, valid and binding obligation of Holdco enforceable against Holdco in accordance with its terms, except as such enforceability may be subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or general principles of equity (whether such enforcement is considered in a proceeding in equity or at law).

3.4 Financial Statements.

The financial statements included in Holdco’s Annual Report on Form 10-K for the fiscal year ended January 1, 2012, as filed with the Securities and Exchange Commission on February 28, 2012 (including the schedules and notes thereto), have been prepared in accordance with GAAP and present fairly the financial position of Holdco Consolidated Entities as of the date thereof and the results of their operations and their cash flows for the periods covered thereby (except, in the case of unaudited quarterly financial statements, for the absence of footnotes and normal year-end audit adjustments).

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SECTION 4

LIMITATION ON INDEBTEDNESS

4.1 Limitation on Indebtedness.

For so long as the Indenture has not been terminated in accordance with its terms, Holdco Consolidated Entities (other than the Securitization Entities) shall not Incur any Indebtedness in excess of the Holdco Specified Non-Securitization Debt Cap; provided that the Holdco Specified Non-Securitization Debt Cap will not be applicable to any issuance or incurrence of any Specified Non-Securitization Debt (i) (a) incurred to refinance or repay the Notes in whole or (b) on and after the 2025-1 Springing Amendments Implementation Date, that otherwise constitutes Permitted Refinancing Indebtedness (which includes a Refinancing in part), (ii) after the issuance of which the Holdco Debt Incurrence Test is satisfied after giving effect to the incurrence of such Indebtedness and for which the applicable creditors (excluding any creditor with respect to an aggregate amount of outstanding Indebtedness less than $~~150,000~~500,000) have executed a non-disturbance agreement with the Trustee, as directed by the Manager and in a form reasonably satisfactory to the Control Party and the Trustee, that acknowledges the terms of the Related Documents including the bankruptcy remote status of the Securitization Entities and their respective assets, (iii) that is considered Indebtedness due solely to a change in accounting rules that takes effect subsequent to the Closing Date but that was not considered Indebtedness prior to such date or (iv) in respect of any obligation of DPL to reimburse the Master Issuer for any draws under any letters of credit issued under a Variable Funding Note Purchase Agreement in accordance with the terms thereof.

SECTION 5

MISCELLANEOUS

5.1 Nonpetition Covenant.

Holdco shall not, prior to the date that is one year and one day after the payment in full of the latest maturing Note, institute against, or join with any other Person in instituting, against any Securitization Entity, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

5.2 Amendments; Waivers.

Any provision of this Agreement may be amended or waived from time to time with the consent of the Control Party, only if such amendment or waiver is executed by the parties hereto in writing.

5.3 Notices, Etc.

Any notice or communication provided for hereunder shall be in writing and delivered in person, delivered by email or facsimile, or mailed by first-class mail (registered or certified, return receipt requested) or overnight air courier guaranteeing next day delivery, to such other party’s address:

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If to Holdco:

~~Domino’s~~Domino’s Pizza, Inc.

30 Frank Lloyd Wright Drive

P.O. Box 997

Ann Arbor, Michigan 48106

Attention: ~~Cristian Dersidan~~ Ryan K. Mulally

~~Facsimile: [***]~~

Email: [***]

with a copy to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

~~Attention: Winthrop G. Minot~~

~~Facsimile: [***]~~

~~and~~

~~Skadden, Arps, Slate, Meagher & Flom LLP~~

~~Four Times Square~~

~~New York, NY 10036~~

Attention: ~~David Midvidy~~ Patricia Lynch

Email: [***]

~~Facsimile: [***]~~

If to the Trustee:

Citibank, N.A.

388 Greenwich Street

14th Floor

New York, NY 10013

Attention: Global Transaction Services–Domino’s Pizza

Facsimile: [***]

5.4 Entire Agreement.

This Agreement and the other Related Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

5.5 Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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5.6 Successors.

All agreements of Holdco in this Agreement and each other Related Document to which it is a party shall bind its successors and assigns; provided, however, Holdco may not assign its obligations or rights under this Agreement or any Related Document, except with the written consent of the Control Party.

5.7 Third-Party Beneficiary.

Each of the Control Party and the Controlling Class Representative is an express third-party beneficiary of this Agreement.

5.8 Severability.

In case any provision in this Agreement or any other Related Document shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.9 Counterpart Originals.

The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

5.10 Table of Contents, Headings, etc.

The Table of Contents and headings of the Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

5.11 Waiver of Jury Trial.

EACH OF HOLDCO AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER RELATED DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

5.12 Submission to Jurisdiction; Waivers.

Each of Holdco and the Trustee hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Related Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

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(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Holdco or the Trustee, as the case may be, at its address set forth in Section 5.3 or at such other address of which the Trustee shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.12 any special, exemplary, punitive or consequential damages.

5.13 Termination.

This Agreement shall terminate upon the satisfaction and discharge of the Indenture in accordance with its terms; provided that the provisions of Section 5.1 shall survive such termination.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, each of Holdco and the Trustee has caused this Agreement to be duly executed and delivered by its duly Authorized Officer as of the date first above written.

DOMINO’S PIZZA, INC.

By:
Name: ~~Adam J. Gacek~~
Title: ~~Secretary~~

Domino’s - Parent Company Support Agreement

AGREED AND ACCEPTED:

CITIBANK, N.A., in its capacity as Trustee

By:
Name:
Title:

Domino’s - Parent Company Support Agreement

Exhibit D

Amended Servicing Agreement

[See attached]

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S IP HOLDER LLC,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC

and

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

each as Co-Issuer

DOMINO’S PIZZA LLC,

as Manager

CITIBANK, N.A.,

as Trustee,

and

MIDLAND LOAN SERVICES,

A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,

as Servicer

AMENDED AND RESTATED

SERVICING AGREEMENT

Dated as of April 16, 2021

Page

ARTICLE 1 DEFINITIONS AND USAGE

Section 1.1	Certain Definitions	~~5~~5
Section 1.2	Rules of Construction.	7
Section 1.3	Computation of Time Periods	~~8~~8

ARTICLE 2

DUTIES AND RESPONSIBILITIES OF THE SERVICER

Section 2.1	Appointment of Servicer	~~8~~8
Section 2.2	Servicing Standard	~~8~~8
Section 2.3	Monitoring and Reviewing Reports	8
Section 2.4	Consents to Ministerial Actions and Amendments	~~9~~9
Section 2.5	Advances	~~9~~10
Section 2.6	Warm Back-Up Management Trigger Events	~~11~~14
Section 2.7	Hot Back-Up Management Trigger Events	~~12~~15
Section 2.8	Annual Accountants’ Report	~~12~~16
Section 2.9	Annual Performance Certificate	~~13~~16
Section 2.10	Maintenance of Insurance by the Servicer	~~13~~17
Section 2.11	Sub-Servicing Agreements	~~14~~17
Section 2.12	Manager Omitted Payable Sums.	18

ARTICLE 3 INFORMATION

Section 3.1	Reliance on Information	~~15~~19
ARTICLE 4 COMPENSATION, EXPENSES AND INDEMNITY

Section 4.1	Compensation	~~16~~21
Section 4.2	Costs and Expenses.	~~18~~23
Section 4.3	Liability of the Servicer	~~18~~23
Section 4.4	Limitation of Liability of the Servicer	~~19~~24
ARTICLE 5 THE SERVICER

Section 5.1	Representations and Warranties Concerning the Servicer	~~21~~27
Section 5.2	Limitations of Responsibility of the Servicer	~~21~~28
Section 5.3	Right to Receive Instructions	~~21~~29
Section 5.4	Independent Contractor.	~~21~~29
Section 5.5	Merger, Consolidation or Conversion of the Servicer	~~21~~29
Section 5.6	Rights of the Trustee in Respect of the Servicer	~~21~~30
Section 5.7	Servicer as Owner of a Note	~~21~~30

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ARTICLE 6 SERVICER TERMINATION EVENTS
Section 6.1	Servicer Termination Events	~~21~~30
Section 6.2	Notification to Noteholders	~~21~~33
Section 6.3	Waiver of Servicer Termination Events	~~21~~33
Section 6.4	Additional Remedies of Trustee upon Servicer Termination Event	~~21~~34
ARTICLE 7 CONFIDENTIALITY
Section 7.1	Confidentiality	~~21~~34
ARTICLE 8 MISCELLANEOUS PROVISIONS
Section 8.1	Term; Termination of Agreement	~~21~~35
Section 8.2	Resignation	~~21~~36
Section 8.3	Amendments to this Agreement	~~21~~37
~~Section 8.4~~(c)	Amendments to other Agreements.	~~21~~38
Section ~~8.5~~8.4	Successors and Assigns; Additional Co-Issuers	~~21~~38
Section ~~8.6~~8.5	Nonpetition Covenant	~~21~~38
Section ~~8.7~~8.6	Acknowledgement	~~21~~38
Section ~~8.8~~8.7	Governing Law; Waiver of Jury Trial; Jurisdiction	~~21~~38
Section ~~8.9~~8.8	Notices	~~21~~39
Section ~~8.10~~8.9	Delivery Dates	~~21~~42
Section ~~8.11~~8.10	Entire Agreement	~~21~~43
Section ~~8.12~~8.11	Severability of Provisions	~~21~~43
Section ~~8.13~~8.12	Binding Effect; Limited Rights of Others	~~21~~43
Section ~~8.14~~8.13	Article and Section Headings	~~21~~43
Section ~~8.15~~8.14	Counterparts	~~21~~43
Section ~~8.16~~8.15	Survival	~~21~~44
Section 8.16	Amendment and Restatement	44
Exhibit A – Management Assertion regarding Annual Accountant’s Report

iii

AMENDED AND RESTATED SERVICING AGREEMENT

This AMENDED AND RESTATED SERVICING AGREEMENT, dated as of ~~April 16~~April16, 2021 (this “Agreement”), is entered into by and among Domino’s Pizza Master Issuer LLC (the “Master Issuer”), a Delaware limited liability company, the Master Issuer’s direct, wholly-owned subsidiaries, Domino’s IP Holder LLC, a Delaware limited liability company (the “IP Holder”), Domino’s Pizza Distribution LLC, a Delaware limited liability company (the “Domestic ~~Distributor”), and~~ Supply Chain Holder”), Domino’s Progressive Foods Distribution LLC, a Delaware limited liability company (the “PFS Domestic Supply Chain Holder” and Domino’s SPV Canadian Holding Company Inc., a Delaware corporation (the “SPV Canadian Holdco” and, together with the Master Issuer, the IP Holder ~~and~~, the Domestic ~~Distributor~~Supply Chain Holder and the PFS Domestic Supply Chain Holder and their respective successors and assigns, and any other affiliate of Domino’s Pizza, Inc. a Delaware corporation (together with its successors and assigns, “Holdco”), that becomes a Co-Issuer under the Indenture and its successor and assigns, collectively, the “Co-Issuers” and each, a “Co-Issuer”); Domino’s Pizza LLC, a Michigan limited liability company (together with its successors and assigns, the “Manager”); Citibank, N.A. (“Citibank”), as trustee (together with its successors and assigns, the “Trustee”) and Midland Loan Services, a division of PNC Bank, National Association, as Servicer (together with its successors and assigns, the “Servicer”).

RECITALS

WHEREAS, the Co-Issuers and Citibank, as Trustee and securities intermediary, have entered into the Amended and Restated Base Indenture, dated as of March 15, 2012 (as amended, restated, amended and restated or otherwise modified and in effect from time to time, the “Base Indenture”), pursuant to which the Co-Issuers may issue from time to time one or more series of Notes (the “Notes”), in each case in accordance with a supplemental indenture supplementing the Base Indenture (the Base Indenture, as supplemented by each such Supplemental Indenture, the “Indenture”);

WHEREAS, the Co-Issuers, Domino’s Pizza LLC, as the Manager and in its individual capacity, Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s EQ LLC, Domino’s RE LLC, Domino’s Pizza NS Co., and the Trustee have entered into the Amended and Restated Management Agreement, dated as of March 15, 2012 (as amended, restated, amended and restated or otherwise modified and in effect from time to time, the “Management Agreement”), pursuant to which, among other duties, the Manager performs certain franchising, distribution, intellectual property and operational functions on behalf of the Securitization Entities;

WHEREAS, the Co-Issuers, the Manager, the Trustee, the other Securitization Entities and the Back-Up Manager have entered into the Amended and Restated Back-Up Management and Consulting Agreement, dated as of the date of this Agreement (as amended, restated, amended and restated or otherwise modified and in effect from time to time, the “Back-Up Management Agreement”) pursuant to which, among other duties, the Back-Up Manager will continue to (i) provide consulting and other back-up management services to the Servicer, the

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Co-Issuers and the Trustee for the benefit of the Secured Parties and (ii) if and as required, develop and/or implement a transition plan and serve, as applicable, as the Interim Successor Manager following a termination or resignation of the Manager until a Successor Manager (other than the Back-Up Manager) has been appointed and has accepted such appointment;

WHEREAS, the Co-Issuers, the Manager, the Trustee and the Servicer entered into the Servicing Agreement, dated as of March 15, 2012 (the “Original Servicing Agreement”).

WHEREAS, the Co-Issuers and the Manager wish to amend and restate the Original Servicing Agreement in its entirety pursuant to Section 8.3 thereto in order for the Co-Issuers and the Manager to engage the Servicer to continue to (i) monitor and review reports and other information provided to it by the Manager and the Back-Up Manager, (ii) as the Control Party, act on behalf of the Trustee, or direct the Trustee to act in connection with proposed waivers, amendments, consents and other actions with respect to the Indenture and other Related Documents, (iii) assist the Back-Up Manager with the development ~~and possible implementation of a transition plan for a Successor Manager, (iv)~~of the Transition Plan following a Warm Back-Up Management Trigger Event, (iv) assist the Back-Up Manager with the implementation of the Transition Plan in connection with the termination of the Manager, (v) make, in certain circumstances, Debt Service Advances with respect to interest on Senior Notes and Collateral Protection Advances for payment of taxes, rent, assessments, insurance premiums and other costs and expenses necessary to protect, preserve or restore the collateral pledged by the Co-Issuers under the Indenture ~~and for payment of~~or to pay, prior to the Series 2021-1 Springing Amendments Implementation Date, any expenses of any Securitization Entity, including ~~Distributor~~(without duplication) Supply Chain Expenses, Supply Chain Costs of Goods Sold ~~and Distribution~~, Supply Chain Operating Expenses and Supply Chain Center Expenses (each~~,~~ as defined in the Indenture~~),~~ and subject to the “netting” requirement in the final sentence of the defined term “Collateral Protection Advance”) and, on and after the Series 2021-1 Springing Amendments Implementation Date, any Securitization Operating Expense to the extent ~~not previously paid pursuant~~the Manager elects not to make a Manager Advance ~~(as defined in the Management Agreement),~~to cover such expense and (v) provide consulting services to the Noteholders and the Co-Issuers upon the occurrence of a Hot Back-Up Management Trigger Event; and

WHEREAS, the Servicer is willing and desires to provide the services of the Servicer described in this Agreement, the Management Agreement, the Back-Up Management Agreement and the Indenture, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS AND USAGE

Section 1.1 Certain Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in, or incorporated by reference into, the Base Indenture,

5

including the terms defined in Annex A thereto. An index to terms defined in this Agreement is provided at the end of this Agreement. The following capitalized terms shall have the following meanings:

“Advance Period” means, on and after the Series 2021-1 Springing Amendments Implementation Date, a period of time commencing on the date the Servicer makes a Debt Service Advance or Collateral Protection Advance and ending on the date the Servicer is reimbursed in full (from amounts other than Debt Service Advances or Collateral Protection Advances) for all outstanding Debt Service Advances or Collateral Protection Advances with interest thereon.

“ Advance Suspension Period” has the meaning set forth in Section 2.5(c)(iii) hereof.

“Agreement” has the meaning set forth in the introduction hereof.

“Annual Accountants’ Report” has the meaning set forth in Section 2.8 hereof.

“Annual Performance Certificate” has the meaning set forth in Section 2.9 hereof.

“Back-Up Management Agreement” has the meaning set forth in the Recitals hereof.

“Base Indenture” has the meaning set forth in the Recitals hereof.

“Co-Issuer” and “Co-Issuers” have the meanings set forth in the introduction hereof.

“Confidential Information” has the meaning set forth in Section 7.1 hereof.

“Consent Fees” has the meaning set forth in Section 4.1(b) hereof.

“Criteria” has the meaning set forth in Section 2.8 hereof.

“Domestic ~~Distributor~~Supply Chain Holder” has the meaning set forth in the introduction hereof.

“Holdco” has the meaning set forth in the introduction hereof.

“Indemnitee” has the meaning set forth in Section 4.3(a) hereof.

“Indenture” has the meaning set forth in the Recitals hereof.

“IP Holder” has the meaning set forth in the introduction hereof.

“Liquidation Fee” has the meaning set forth in Section 4.1(d) hereof.

“Management Agreement” has the meaning set forth in the Recitals hereof.

“Manager” has the meaning set forth in the introduction hereof.

“Manager Omitted Payable Sums” has the meaning set forth in Section 2.12 hereof.

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“Master Issuer” has the meaning set forth in the introduction hereof.

“Net Liquidation Proceeds” has the meaning set forth in Section 4.1(d) hereof.

“Notes” has the meaning set forth in the Recitals hereof.

“Omitted Payable Sums Certification” has the meaning set forth in Section 2.12 hereof.

“Representatives” has the meaning set forth in Section 7.1(a) hereof.

“Required Claims-Paying Rating” has the meaning set forth in Section 2.10 hereof.

“Servicer” has the meaning set forth in the introduction hereof.

“Servicer Indemnified Parties” has the meaning set forth in Section 4.4(a) hereof.

“Servicer Termination Events” has the meaning set forth in Section 6.1(a) hereof.

“Servicer Termination Notice” has the meaning set forth in Section 6.1(b) hereof.

“Servicing Fee” has the meaning set forth in Section 4.1(a) hereof.

“Servicing Standard” has the meaning set forth in Section 2.2 hereof.

“SPV Canadian Holdco” has the meaning set forth in the introduction hereof.

“Sub-Servicer” has the meaning set forth in Section 2.11(a) hereof.

“Sub-Servicing Agreements” has the meaning set forth in Section 2.11(a) hereof.

“Successor Servicer” has the meaning set forth in Section 6.1(b) hereof.

“Transition Plan” has the meaning set forth in Section 2.6 hereof.

“Trustee” has the meaning set forth in the introduction hereof.

“Workout Fee” has the meaning set forth in Section 4.1(e) hereof.

Section 1.2 Rules of Construction.

(a) Each term defined in this Agreement or in or incorporated by reference into this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement and each term defined in the plural form shall mean the singular thereof when the singular form of such term is used herein.

(b) The words “hereof,” “herein,” “hereunder” and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

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(c) The definitions contained or used in this Agreement are equally applicable to both the masculine as well as to the feminine and neuter genders of such terms.

Section 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”

ARTICLE 2

DUTIES AND RESPONSIBILITIES OF THE SERVICER

Section 2.1 Appointment of Servicer. Midland Loan Services, a division of PNC Bank, National Association is hereby appointed as the Servicer to provide the services set forth in this Agreement, and Midland Loan Services, a division of PNC Bank, National Association hereby accepts such appointment and agrees to perform such services subject to and in accordance with the terms of this Agreement, the Indenture and the other Related Documents.

Section 2.2 Servicing Standard. The Servicer is authorized to, and agrees that it will, perform its services in accordance with applicable law, the terms of this Agreement, the Indenture and the other Related Documents (a) using the same care, skill, prudence and diligence with which the Servicer generally services and administers comparable obligations for other third parties, giving due consideration to customary and usual standards of practice of prudent servicing by institutional commercial loan servicers; (b) with a view to timely payment of all scheduled payments of interest and, if any of the Notes come into and continue in default, the maximization of the recovery on the Notes to the Noteholders, on a net present value basis (the relevant discounting of anticipated collections that will be distributable to Noteholders to be performed at the applicable Note Rate) and (c) giving due consideration to the customary and usual standards of practice of prudent, institutional commercial loan servicers, but without regard to any conflict of interest arising from: (i) any relationship that the Servicer or any Affiliate thereof may have with the Securitization Entities, the Manager, the Back-Up Manager, the Trustee, the Noteholders or any customer of the foregoing, any of their respective Affiliates or any other party to the Related Documents; (ii) the ownership of any Note by the Servicer or any Affiliate thereof; (iii) the obligation of the Servicer to make Debt Service Advances or Collateral Protection Advances; (iv) the right of the Servicer or any Affiliate thereof to receive compensation for its services or reimbursement of costs, generally under this Agreement or with respect to any particular transaction; and (v) any debt or equity of Holdco or any Affiliate thereof held by the Servicer or any Affiliate thereof (collectively, the “Servicing Standard”).

Section 2.3 Monitoring and Reviewing Reports. Based on the information provided to it by the Back-Up Manager and pursuant to the Indenture and/or obtained by the Servicer pursuant to this Agreement or the other Related Documents, the Servicer shall review the performance of the Manager under the Management Agreement by promptly reviewing such information upon receipt thereof or upon posting thereof to the Trustee’s or the Manager’s website.

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Section 2.4 Consents to Ministerial Actions and Amendments. In addition to the duties and obligations specifically set forth in this Article 2, the Servicer shall be the Control Party under the Indenture with respect to all Series of Notes, and in that capacity shall direct the Trustee to act (or to refrain from acting) or shall act on behalf of the Trustee in connection with any Consent Request. As Control Party, the Servicer is authorized to consent, subject to the Servicing Standard, to Consent Requests that do not require the consent of any Noteholder or the Controlling Class Representative. For any Consent Request that requires the consent, waiver or direction of the Controlling Class Representative, the Servicer, as Control Party, shall review such Consent Request and shall formulate and present a Consent Recommendation to the Controlling Class Representative whether to approve or not to approve such Consent Request. The Control Party is not authorized to implement any such Consent Request until the Control Party receives the consent, waiver or direction of the Controlling Class Representative; provided that if the Controlling Class Representative fails to approve or reject a Consent Request within 10 Business Days after receipt of such Consent Request and the related Consent Recommendation, or if there is no Person acting as the Controlling Class Representative at such time (including during any CCR Election Period), the Control Party shall approve or reject such Consent Request in accordance with the Servicing Standard. For Consent Requests that expressly require the consent, waiver of direction of affected Noteholders or 100% of the Noteholders pursuant to the terms of the Related Documents, the Control Party will review such Consent Request and will present a Consent Recommendation to the Trustee, which will forward such Consent Request and Consent Recommendation to the Noteholders. The Control Party will be required to obtain the consent of the affected Noteholders or 100% of the Noteholders, as required under the Related Documents, to implement such Consent Requests. The duties and obligations of the Servicer listed in this Article 2 are not exclusive and the duties and obligations of the Servicer under the Indenture and the other Related Documents shall be as specified therein. The Servicer (whether in its role as Servicer or as Control Party) will have the right to consult with the Back-Up Manager with respect to any Consent Requests and Consent Recommendations and any other proposed course of action under any Related Document and reserves the right to condition any Consent Request requested by the Securitization Entities upon the payment of any Consent Fees and all third-party out-of-pocket expenses payable to the Securitization Entities under this Agreement or under the terms of the related consent. Additionally, (i) on and after the Series 2021-1 Springing Amendments Implementation Date, in the event that the Control Party elects, in its sole discretion, to consult with the Back-Up Manager with respect to any Consent Request, Consent Recommendations or proposed Debt Service Advance or Collateral Protection Advance, the Co-Issuers also shall be responsible to pay a Back-Up Manager Consent Consultation Fee to the Back-Up Manager and (ii) in no event shall the Servicer, the Control Party or the Back-Up Manager assume or be responsible for any financial obligations or liabilities of the Securitization Entities or the Manager pursuant to the Management Agreement or any other Related Document. The Servicer, as Control Party, subject to the terms of the Back-Up Management Agreement, shall have the right to consult with the Back-Up Manager with respect to any Consent Requests, Consent Recommendations, or proposed Advances, provided, that (i) from and after the Series 2021-1 Springing Amendments Implementation Date, in the event the Servicer, as Control Party, elects to consult with the Back-Up Manager with respect to any Consent Requests, Consent Recommendations, or proposed Advances, the Securitization Entities will pay certain amounts to the Back-Up Manager in accordance with and to the extent described in the

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Back-Up Management Agreement, and (ii) in no event shall the Servicer, the Control Party or the Back-Up Manager assume or be responsible for any financial obligations or liabilities of the Securitization Entities or the Manager pursuant to the Management Agreement or any other Related Document. For the avoidance of doubt and notwithstanding anything to the contrary in the Related Documents, in the performance of its duties, either the Servicer nor the Control Party shall be required to assume ownership of any of the Securitization Entities or any of their assets, or to assume direct or indirect liability for any of them, provided, however, that for the avoidance of doubt, the foregoing shall not limit the Servicer’s obligations hereunder with respect to Collateral Protection Advances, or exculpate or otherwise impact, reduce or impair the scope of the Servicer’s liability as set forth in Section 4.3 hereof. Additionally, on and after the Series 2021-1 Springing Amendments Implementation Date, in the event that the Control Party elects, in its sole discretion, to consult with the Back-Up Manager with respect to any Consent Request, Consent Recommendation or proposed Advances, the Co-Issuers also shall be responsible to pay a Back-Up Manager Consulting Fee to the Back-Up Manager.

Section 2.5 Advances.

(a) Debt Service Advances. If the Manager determines on any Accounting Date that the Senior Notes Interest Shortfall Amount with respect to the following Quarterly Payment Date will be greater than zero (after reallocation of available funds in the Trustee Accounts as contemplated by the Indenture and the Senior Notes Interest Reserve Account or available to be drawn under any Interest Reserve Letter of Credit pursuant to the Indenture), the Manager shall send a notice specifying the Senior Notes Interest Shortfall Amount along with copies of the related Weekly Manager’s Certificate to the Servicer (with copies to the Back-Up Manager and the Trustee) no later than 5:00 p.m. (New York City time) on the Accounting Date. The Servicer shall make a Debt Service Advance in an amount equal to such Senior Notes Interest Shortfall Amount no later than 3:00 p.m. (New York City time) on the Business Day prior to the following Quarterly Payment Date; provided that the Servicer shall not be required to make any Debt Service Advance if the Servicer has determined in accordance with the Servicing Standard that such Debt Service Advance (with interest thereon) is a Nonrecoverable Advance or, on or after the Series 2021-1 Springing Amendments Implementation Date, would constitute a Nonrecoverable Advance or an Advance Suspension period is then in effect, and the Servicer has notified the Master Issuer, the Manager, the Back-Up Manager and the Trustee no later than 3:00 p.m. on the Business Day prior to such Quarterly Payment Date that such Debt Service Advance is a Nonrecoverable Advance or, on or after the Series 2021-1 Springing Amendments Implementation Date, would constitute a Nonrecoverable Advance or an Advance Suspension period is then in effect; provided, further, for the avoidance of doubt, that if for any reason (other than the Servicer’s determination in accordance with Section 2.5(c) that such Advance is a Nonrecoverable Advance) such Debt Service Advance is not made by the Servicer (or the Trustee pursuant to the terms of the Indenture) on or prior to such Quarterly Payment Date and such Senior Notes Quarterly Interest Amount has not been paid in full thereafter, whether due to the occurrence of an Advance Suspension Period or otherwise, such Debt Service Advance shall still be required to be made (following the cure of such Advance Suspension Period, if applicable, and the absence of any subsequent Advance Suspension Period). In no event shall the Servicer be obligated to make any advances with respect to principal on the Notes, any make-whole prepayment premiums, any Series Hedge Payment Amounts, any Class A-1 Senior Notes Administrative Expenses, any Class A-1 Senior Notes Quarterly Commitment Fees, any

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Senior Notes Quarterly Post-ARD Contingent Interest, and Senior Subordinated Notes Quarterly Post-ARD Contingent Interest or any reserve amounts or any interest payable on, or any other amount due with respect to, the Senior Subordinated Notes or the Subordinated Notes. In addition, for the avoidance of doubt, neither the Servicer nor the Trustee will be required to make any Debt Service Advance in respect of any Class A-1 Notes Interest Adjustment Amount to the extent such Debt Service Advance would be duplicative of a Debt Service Advance already made. All Debt Service Advances will be deposited into the Senior Notes Interest Account.

(b) Collateral Protection Advances.

(i) From time to time, and based on information received from the Manager or the Back-Up Manager or obtained by the Servicer in accordance with this Agreement and the other Related Documents, the Servicer shall make Collateral Protection Advances (i) if the Servicer determines in its sole discretion exercised in ~~good faith~~accordance with the Servicing Standard that a Collateral Protection Advance is necessary to prevent an immediate loss to the interest of the Secured Parties in the Collateral and provided that the Servicer receives information in a sufficient amount of time to prevent such immediate loss, or (ii) to pay prior to the Series 2021-1 Springing Amendments Implementation Date, any expense owed by any Securitization Entity, including ~~Distributor~~(without duplication) Supply Chain Expenses, Supply Chain Costs of Goods Sold ~~and Distribution~~, Supply Chain Operating Expenses and Supply Chain Center Expenses, and, on and after the Series 2021-1 Springing Amendments Implementation Date, any Securitization Operating Expenses to the extent not previously paid pursuant to a Manager Advance; provided, however, that in no event will the Servicer make any Collateral Protection Advance to the extent the Servicer determines in accordance with the Servicing Standard that such Collateral Protection Advance (with interest thereon) is a Nonrecoverable Advance in accordance with Section 2.5(c) or, on or after the Series 2021-1 Springing Amendments Implementation Date, would constitute a Nonrecoverable Advance or an Advance Suspension Period is then in effect. For purposes of the definition of “Collateral Protection Advance”, “Supply Chain Expenses”, “Supply Chain Costs of Goods Sold”, “Supply Chain Operating Expenses” and “Supply Chain Center Expenses” will be net of any and all amounts paid by any persons, including Franchisees, towards such Supply Chain Expenses, Supply Chain Costs of Goods Sold, Supply Chain Operating Expenses and Supply Chain Center Expenses, respectively.

(ii) On or after the Series 2021-1 Springing Amendments Implementation Date, to the extent that the Co-Issuers, any Affiliate of the Co-Issuers, or any other third-party requests that the Servicer make a Collateral Protection Advance (such an advance a “Requested Collateral Protection Advance”), (i) the Servicer shall not be required to review any such request until expense reimbursement and indemnification arrangements in favor of Servicer shall have been made to the reasonable satisfaction of the Servicer in connection with such requested Collateral Protection Advance and (ii) such request shall be required to be accompanied by all supporting documentation reasonably requested by the Servicer. Requested Collateral Protection Advances shall, if approved in accordance with the above paragraphs, generally be required to be made within thirty (30) days after receipt of such required information and an agreement with respect to such satisfactory expense reimbursement and indemnification arrangements,

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absent immediate exigency as determined by the Servicer in accordance with the Servicing Standard. For the avoidance of doubt, the Servicer may also elect to make Collateral Protection Advances of its own accord in accordance with the Servicing Standard and will be reimbursed for Collateral Protection Advances with the same priority whether or not such Collateral Protection Advances are Requested Collateral Protection Advances. In no event will the Trustee be required to make a Collateral Protection Advance, including a Requested Collateral Protection Advance, unless the Servicer has determined that such Collateral Protection Advance has been approved, the Servicer has subsequently failed to make such Collateral Protection Advance and the Trustee has determined that such Collateral Protection Advance would not be a Nonrecoverable Advance in accordance with the Indenture.

(c) Nonrecoverable Advances.

(i) In making any determination as to whether an Advance is a Nonrecoverable Advance, the Servicer may consider only the obligations of the Securitization Entities under the terms of the Related Documents as they may have been modified, the related Collateral in “as is” or then- current condition and the timing and availability of anticipated cash flows as modified by the Servicer’s assumptions regarding the possibility and effect of future adverse changes, together with such other factors that the Servicer determines should be taken into account in accordance with the Servicing Standard, including but not limited to an estimate of future expenses (including expenses that could be incurred by the Servicer, Trustee and/or Back-Up Manager in a bankruptcy proceeding affecting the Securitization Entities), timing of recovery (including delays that could be expected by the Servicer in a bankruptcy proceeding affecting the Securitization Entities) the deteriorating value of the Collateral, the inability of any reserves or Accounts to be used to repay Debt Service Advances or Collateral Protection Advances with interest thereon, the inherent risk of a protracted period to complete liquidation or the potential inability and cost to liquidate collateral, including, but not limited to, as a result of intervening creditor claims or of a bankruptcy proceeding affecting the Securitization Entities and the effect thereof on the existence, validity and priority of any security interest encumbering the Collateral, the direct and indirect equity interests in the Securitization Entities, available cash on deposit in the Concentration Accounts and Collection Account (only to the extent available to repay Debt Service Advances or Collateral Protection Advances with interest thereon and to the extent that cash therein is or will not be restricted, delayed or unavailable as a result of any bankruptcy, receivership or similar judicial proceeding relating to the Co-Issuers), the inability of any reserves or Accounts to be utilized to repay Debt Service Advances or Collateral Protection Advances with interest thereon, the future allocations and disbursements of cash on deposit in the Concentration Accounts and Collection Account (only to the extent available to repay Debt Service Advances or Collateral Protection Advances with interest thereon and to the extent that cash therein is or will not be restricted, delayed or unavailable as a result of any bankruptcy, receivership or similar judicial proceeding relating to the Co-Issuers), and the net proceeds derived from any of the foregoing. The Trustee will be entitled to conclusively rely on the Servicer’s determination that an Advance is or would be nonrecoverable. The Servicer or the Trustee may update or change its nonrecoverability determination at any time, and may decide that a requested Debt Service Advance or Collateral Protection Advance that was previously deemed to

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be a Nonrecoverable Advance shall have become recoverable or that a Debt Service Advance or Collateral Protection Advance that was previously made will have become nonrecoverable. Notwithstanding the foregoing, all outstanding Debt Service Advances and Collateral Protection Advances made by the Servicer or the Trustee and any accrued interest thereon will be paid strictly in accordance with the Priority of Payments, even if the Servicer or the Trustee, as applicable, determines that any such advance is a Nonrecoverable Advance after such Advance has been made or, on or after the Series 2021-1 Springing Amendments Implementation Date, would constitute a Nonrecoverable Advance or an Advance Suspension Period is then in effect.

(ii) Any determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, will be made by the Servicer in accordance with the Servicing Standard and will be required to be evidenced by a certificate of an Authorized Officer of the Servicer delivered to the Trustee, the Manager and the Back-Up Manager, setting forth the basis for such determination and accompanied by any asset valuation or other information that the Servicer has produced or obtained in connection with such determination, (i) for a Debt Service Advance, no later than 3:00 p.m. on the Business Day prior to the Quarterly Payment Date for which the Debt Service Advance was needed and (ii) for a Collateral Protection Advance, within one Business Day of the determination by the Servicer that such advance is a Nonrecoverable Advance. Any such determination by the Servicer will be conclusive and binding on the Secured Parties. The Trustee will be entitled to conclusively rely on the Servicer’s determination that an Advance (and interest thereon) is or would be nonrecoverable. The Servicer or the Trustee may update or change its nonrecoverability determination from time to time, and the cost of obtaining any expert evaluations or other information or reports in connection with the determination of whether an Advance would constitute a Nonrecoverable Advance will be expenses of the Servicer and reimbursable as Collateral Protection Advances in accordance with the Priority of Payments as a Collateral Protection Advance.

(iii) On or after the Series 2021-1 Springing Amendments Implementation Date, in the event that (i) the Person providing the expense reimbursement and indemnification arrangements to the Servicer as required in connection with a Requested Collateral Protection Advance is in default of its obligations thereunder or (ii) either (A) the Securitization Entities and/or the Manager are in default of their obligations under this Agreement, the Management Agreement, the Indenture or any other Related Document regarding required financial, Account or related reporting obligations or (B) the Securitization Entities and/or the Manager have failed to fully and timely cooperate with all reasonable requests of the Servicer, Control Party ~~and/or Back-Up~~, Back-Up Manager (including in its capacity as Interim Successor Manager) and/or Successor Manager in connection with the performance by such parties of their respective obligations under the Related Documents (including any duty by any such parties to obtain an appraisal of the Collateral, or perform an in-depth situation analysis of the Manager and its financial position and/or of the Collateral and/or the Securitization Entities during a Warm Back-Up Management Trigger Event, a Hot Back-Up Management Trigger Event, in connection with a Consent Request, in connection with a proposed Debt Service Advance or Collateral Protection Advance, or if an Advance

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Period has been continuing for at least 60 days, as applicable, in each of cases (A) and (B), such that the Servicer determines in its sole but good faith discretion, that it cannot make a nonrecoverability determination pursuant to the Servicing Standard prior to the date in respect of which the Debt Service Advance or Collateral Protection Advance was required or requested (“Advance Suspension Period”), the Servicer’s (and Trustee’s) obligation to make any such Debt Service Advance or Collateral Protection Advance shall be suspended and of no force and effect until full cure of all circumstance described in clause (i) above and/or of any information failure deliveries or lack of cooperation described in clause (ii) above that prevents the Servicer (or Trustee solely to the extent that the Servicer fails to make a Debt Service Advance or Collateral Protection Advance and the Trustee does not make a determination that such Debt Service Advance or Collateral Protection Advance would be a Nonrecoverable Advance) from making a non-recoverability determination. The Servicer shall provide prompt written notice to each of the Trustee, the Manager and the Back-Up Manager as soon as practicable (but in all events by no later than 3:00 p.m. (New York time) on the Business Day prior to the date for which a Debt Service Advance or Collateral Protection Advance was required or requested) if any Advance Suspension Period is deemed to be in effect, setting forth with particularity the basis therefor and the required cure actions/deliverables. At any time that an Advance Suspension Period is cured, the Servicer shall promptly notify the Trustee, the Manager and the Back-Up Manager and shall, absent such Debt Service Advance or Collateral Protection Advance no longer being required or requested (or the occurrence of a subsequent Advance Suspension Period), make its determination as to whether or not such Debt Service Advance or Collateral Protection Advance is a Nonrecoverable Advance.

(d) Remittances. All Debt Service Advances shall be remitted by the Servicer in same day funds.

(e) Advance Interest; Repayments. Interest will accrue on any unreimbursed Debt Service Advances and Collateral Protection Advances at a rate equal to the Advance Interest Rate. Such interest will be calculated on the basis of a 360-day year of twelve 30-day months, compounded monthly, and shall be due and payable to the Servicer in arrears on each Weekly Allocation Date to the extent funds are available therefor in accordance with the Priority of Payments. Principal payments on Debt Service Advances and Collateral Protection Advances will be payable on each Weekly Allocation Date to the extent funds are available therefor in accordance with the Priority of Payments.

Section 2.6 Warm Back-Up Management Trigger Events. Following the occurrence and during the continuance of a Warm Back-Up Management Trigger Event (as defined in the Back-Up Management Agreement), the Servicer will assist the Back-Up Manager and work with the Back-Up Manager in good faith to oversee the development of a comprehensive plan (a “Transition Plan”) created by the Back-Up Manager for a transition to a Successor Manager if the Manager is terminated following the occurrence of a Manager Termination Event. The Back-Up Manager will first submit the Transition Plan to the Servicer and the Trustee for the approval of the Servicer, and to the extent such approval is not granted, both the Back-Up Manager and the Servicer will continue to work in good faith to achieve such approval. The Control Party, acting at the direction of the Controlling Class Representative, may waive performance of all or part of the Warm Back-Up Management Duties (other than

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development of the Transition Plan) upon written notice to each of the Back-Up Manager, the Trustee (which shall provide such notice to the Noteholders) and the Co-Issuers. The Securitization Entities and the Manager must also fully cooperate with all reasonable requests of the Back-Up Manager in ~~its~~connection with the performance by such parties of their respective obligations under the Related Documents including any duty to obtain an appraisal of the Collateral, or perform an in-depth situation analysis of the Manager and its financial position and/or of the Collateral and/or the Securitization Entities in each case, during a Warm Back-Up Management Trigger Period or a Hot Back-Up Management Trigger Period, if a Consent Request ~~or~~, Consent Recommendation, Debt Service Advance or Collateral Protection Advance request is then under consideration and the Control Party has requested a review, analysis and/or evaluation thereof by the Back-Up Manager or if an Advance Period has been continuing for at least 60 days.

Section 2.7 Hot Back-Up Management Trigger Events.

(a) Following the occurrence of a Hot Back-Up Management Trigger Event (as defined in the Back-Up Management Agreement), the Servicer, as Control Party under the Indenture (at the direction of the Controlling Class Representative), may direct the Trustee to terminate the Manager by the delivery of a termination notice to the Manager (with a copy to each of the Co-Issuers, the Back-Up Manager and the Rating Agencies). Following the occurrence of a Hot Back-Up Management Trigger Event, the Servicer shall assist the Back-Up Manager in accordance with the Servicing Standard and work with the Back-Up Manager in good faith to develop the Transition Plan and shall work with the Back-Up Manager to implement the Transition Plan until a Successor Manager (other than the Back-Up Manager) has been appointed by the Control Party (acting at the direction of the Controlling Class Representative). If the Back-Up Manager serves as the Interim Successor Manager or in its sole and absolute discretion, Successor Manager, the Back-Up Manager shall act only in consultation with, and at the direction of, the Servicer (including in its capacity as Control Party) (and, if otherwise required under the Related Documents, the Co-Issuers). In such case, the Servicer shall continue to work with the Back-Up Manager to implement the Transition Plan until a Successor Manager (other than the Back-Up Manager) has been appointed by the Control Party (at the direction of the Controlling Class Representative).

(b) Following the occurrence and during the continuation of a Hot Back-Up Management Trigger Event, the Servicer, as Control Party, will work with the Trustee and the Controlling Class Representative to exercise any remedies available to the Noteholders under the Indenture. Subject to the next two immediately succeeding sentences, the Controlling Class Representative shall have the right to direct the Control Party to institute, and direct the time, method and place of conducting, any proceeding in respect of any enforcement of the Liens on the Collateral or conducting any proceeding for any remedy available to the Trustee and to direct the exercise of any power conferred on the Trustee. Notwithstanding anything to the contrary in the Related Documents, the Controlling Class Representative shall not be able to prevent the Control Party from transferring ownership of all or any portion of the Collateral if any Advance is outstanding for ninety (90) days or longer and the Control Party determines in accordance with the Servicing Standard that such transfer of ownership would be in the best interest of the Noteholders (taken as a whole). Notwithstanding anything to the contrary in the Related Documents, no advice, direction or objection from or by the Controlling Class Representative

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may: (i) require or cause the Servicer, the Trustee or the Control Party to violate applicable law, the terms of the Notes or Related Documents or any other provision of this Agreement, including the Servicer’s obligation to act in accordance with the Servicing Standard; (ii) expose the Control Party, the Servicer or the Trustee, or any of their respective Affiliates, officers, directors, members, managers, employees, agents or partners, to any ~~material~~ claim, suit or liability; or (iii) expand the scope of the Servicer’s or Control Party’s responsibilities under this Agreement or any other Related Document or reduce either such party’s right thereunder.

Section 2.8 Annual Accountants’ Report. Within 180 days after the end of each fiscal year of the Servicer, the Servicer shall deliver to the Manager, the Trustee and the Rating Agencies a separate report (the “Annual Accountants’ Report”), concerning the fiscal year just ended, prepared by the Servicer’s independent certified public accountants, to the effect that: (a) such firm has examined the servicing assertion, prepared substantially in the form of Exhibit A hereto, delivered by the Servicer; (b) such examination was made in accordance with the generally accepted auditing standards established by the American Institute of Certified Public Accountants and accordingly included examining, on a test basis, evidence about management’s compliance, as Servicer, with the minimum servicing criteria as set forth in the Securities and Exchange Commission’s Regulation AB (the “Criteria”), to the extent such Criteria are applicable to the servicing obligations set forth in the Agreement; (c) management of the Servicer has asserted to such firm that the Servicer has complied with the minimum servicing standards identified in the Criteria, as of the end of and for the preceding fiscal year, to the extent that such standards are applicable to the servicing obligations set forth in this Agreement; and (d) except as described in the report, management’s assertion is fairly stated in all material respects. The report shall also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants. In the event such independent accountants require the Manager to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 2.8, the Servicer shall direct the Manager in writing to so agree; it being understood and agreed that the Manager shall deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Manager shall not have made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. In rendering the Annual Accountants’ Report, the firm may rely, as to matters relating to the direct servicing and administration of the Notes and the Collateral by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards, within one year of the report with respect to those Sub-Servicers.

Section 2.9 Annual Performance Certificate. The Servicer shall deliver to the Trustee, the Manager and the Rating Agencies on or before April 30 of each year, beginning in 2013, at its own expense, a statement signed by an Authorized Officer of the Servicer (the “Annual Performance Certificate”), to the effect that, to the actual knowledge of such officer, the Servicer has fulfilled its obligations under this Agreement in all material respects throughout the preceding calendar year or portion thereof, during which the Notes were Outstanding (and if it has not so fulfilled certain of such obligations, specifying the details thereof).

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Section 2.10 Maintenance of Insurance by the Servicer. The Servicer shall at all times during the term of this Agreement keep in force with an insurance company or security or bonding company qualified to write the related insurance policy in the relevant jurisdiction that possesses the Required Claims-Paying Rating, a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligation to service the Notes and the Collateral for which it is responsible hereunder. The “Required Claims-Paying Rating” shall mean a claims paying ability with at least one of the following ratings: (a) “A3” by Moody’s, (b) “A-” by S&P, (c) “A-” by Fitch, (d) “A-:X” by A.M. Best Company, Inc., (e) “A(low)” by DBRS, or (f) any comparable rating from any other insurer acceptable to the Rating Agencies, as evidenced by satisfaction of the Rating Agency Condition. Notwithstanding the foregoing, so long as the long-term debt obligations or the deposit account or claims-paying ability of the Servicer (or its immediate or remote parent) is rated at least “BBB-” by S&P (if rated by S&P), the Servicer (or its public parent) shall be allowed to provide self-insurance with respect to any of its obligations under this Section 2.10.

Section 2.11 Sub-Servicing Agreements.

(a) The Servicer may enter into sub-servicing agreements (“Sub-Servicing Agreements”) to provide for the performance by third parties (each, a “Sub-Servicer”) of any or all of its obligations hereunder, provided that, in each case, the Sub-Servicing Agreement: (i) must be consistent with this Agreement in all material respects and does not subject the Trustee to any liability and (ii) expressly or effectively provides that if the Servicer shall for any reason no longer act in such capacity hereunder (including by reason of a Servicer Termination Event), any successor to the Servicer hereunder (including the Trustee) may thereupon either assume all of the rights and, except to the extent that they arose prior to the date of assumption, obligations of the Servicer under such agreement or terminate such rights and obligations, in either case without payment of any penalty or termination fee (other than any right of reimbursement and indemnification). References in this Agreement to actions taken or to be taken by the Servicer include actions taken or to be taken by a Sub-Servicer on behalf of the Servicer; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Servicer hereunder to make Debt Service Advances and Collateral Protection Advances shall be deemed to have been advanced by the Servicer out of its own funds and accordingly such Debt Service Advances and Collateral Protection Advances shall be recoverable by the Servicer. The Servicer shall be responsible for remitting any such funds that are payable to any Sub-Servicer to such Sub-Servicer and the Sub-Servicer shall look only to the Servicer for repayment thereof. The Servicer shall notify the Trustee, the Manager and the Back-Up Manager in writing promptly of the appointment by it of any Sub-Servicer, and shall deliver to the Trustee, copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents.

(b) Each Sub-Servicer shall be authorized to transact business in the state or states where the Collateral is located, if and to the extent required by applicable law.

(c) The Servicer, for the benefit of the Trustee and the Noteholders, shall (at no expense to the Trustee or the Noteholders) monitor the performance and enforce the obligations of its Sub-Servicers under the Sub-Servicing Agreements. Such enforcement, including the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their

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respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its reasonable judgment, would require were it the holder of the Notes. Subject to the terms of the Sub-Servicing Agreement, the Servicer shall have the right to remove a Sub-Servicer retained by it at any time in accordance with the Servicing Standard.

(d) If the Servicer ceases to serve as such under this Agreement for any reason (including by reason of a Servicer Termination Event) and a Sub-Servicing Agreement is to be assumed by the Trustee or other Successor Servicer, then the Servicer at its expense shall deliver to the assuming party all documents and records relating to such Sub-Servicing Agreement and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use its reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

(e) Notwithstanding any Sub-Servicing Agreement, the Servicer (for so long as it is the Servicer hereunder) shall remain obligated and liable to the Trustee and the Noteholders for the performance of its obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if it alone were servicing and administering the Notes and the Collateral. No appointment of a Sub-Servicer shall result in any additional expense to the Trustee, the Noteholders or the Co-Issuers other than those contemplated herein. However, to the extent that this Agreement requires the Servicer to perform obligation outside the United States, and the Servicer appoints a sub-servicer to perform any or all of such obligations, the reasonable fees and expenses of such sub-servicer shall be added to the amount of the Servicing Fee.

Section 2.12 Manager Omitted Payable Sums. On and after the Series 2021-1 Springing Amendments Implementation Date, if the Manager fails or refuses to include in a Manager’s Certificate the reimbursement or payment of (i) Debt Service Advances or Collateral Protection Advances and interest thereon, (ii) Servicing Fees, (iii) fees, expenses and indemnities payable to the Trustee or the Servicer pursuant to the Related Documents, (iv) Back-Up Manager Fees and Back-Up Manager Consent Consultation Fees or (v) other expenses then due and reimbursable to such parties pursuant to the Related Documents, in each case due and payable on the related Weekly Allocation Date in accordance with the Priority of Payments, all as set forth in an Officer’s Certificate prepared by the Servicer in good faith and delivered by the Servicer to the Manager, the Trustee and the Back-Up Manager, accompanied by supporting back up documentation in reasonable detail (“Manager Omitted Payable Sums”), and such failure is not timely cured, the Servicer will have the right to submit to the Trustee, with a copy to the Manager and the Back-Up Manager, a written certification (an “Omitted Payable Sums Certification”), based upon the Manager’s Certificate delivered by the Manager for the next Weekly Allocation Date and reflecting solely such changes as are necessary to reflect the inclusion of such Manager Omitted Payable Sums then due in their proper priorities in the Priority of Payments, and upon which the Trustee may conclusively rely, whereupon the Trustee shall allocate amounts pursuant to the Priority of Payments in accordance with such Omitted Payable Sums Certification on such next Weekly Allocation Date. The delivery by the Servicer of an Omitted Payable Sums Certification to the Trustee shall be deemed to satisfy any requirements set forth in the Indenture for the Co-Issuers (or the Manager on their behalf) to provide written direction to the Trustee with respect to the movement of funds on the related Weekly Allocation Date.

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ARTICLE 3

INFORMATION

Section 3.1 Reliance on Information.

(a) In connection with the performance of its obligations under this Agreement and the other Related Documents, the Servicer (whether in its role as Servicer or Control Party) and the Servicer Indemnified Parties are entitled to conclusively rely and shall be protected in acting or refraining from acting based upon any resolution, Officer’s Certificate, Opinion of Counsel, certificate~~,~~ or other written information (including, without limitation, any instrument, report, consent, order, document or other paper) reasonably believed by it to be genuine and to have been signed by or presented by the proper ~~person~~Person, without the obligation to investigate the accuracy or completeness of any such certification or written information, and will have no liability for actions taken or not taken in reliance thereon. The Servicer may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any such action taken, suffered or omitted by it under this Agreement in good faith and in reliance thereon. The Servicer shall have the right to consult with the Back-Up Manager in connection with any request for consent received by the Servicer whether in its role as Servicer or Control Party) or any other action that the Servicer or the Control Party is required to provide under the Related Documents. In making any determination with respect to the Domino’s IP, the Control Party will have the right to consult with the Back-Up Manager or other third-party experts.

(b) On and after the Series 2025-1 Springing Amendments Implementation Date, the Servicer (including in its capacity as Control Party) will not be liable for (i) any action taken, or not taken, in accordance with the Servicing Standard by the Servicer pursuant to this Agreement or other Related Documents due to the Manager or any other party failing to comply with the terms and conditions of the Related Documents (including but not limited to the Management Agreement and the Back-Up Management Agreement) after having been reasonably requested to comply therein (it being understood that such a reasonable request will not be construed to require the Servicer to affirmatively take any legal, administrative, judicial or other action to enforce the provisions of the Related Documents) or (ii) its failure to perform any duties to the extent that such duties depend upon the prior performance by another deal party of duties that have been waived or remain unperformed.

(c) ~~(b)~~ Notwithstanding anything to the contrary contained herein, to the extent that the information required to be furnished by the Servicer or the Control Party is based on information required to be provided by the Co-Issuers, the Trustee, the Back-Up Manager or the Manager, the Servicer’s or the Control Party’s obligation to furnish such information will be contingent on the Servicer’s or Control Party’s receipt of such information from the Co-Issuers, the Manager, the Back-Up Manager or the Trustee within a reasonable period of time prior to the time such information is required to be delivered, and the Servicer (whether in its role as

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Servicer or Control Party) shall not be in breach of this Agreement solely to the extent the failure to deliver any information is due to the failure of the Co-Issuers, the Manager, the Back-Up Manager or the Trustee to timely provide such information. The Servicer will be entitled to rely on information supplied by the Co-Issuers, the Trustee, Back-Up Manager or the Manager in any case without independent verification. The failure of the Servicer to disclose any information required to be disclosed or delivered by the Related Documents shall not constitute a breach of this Agreement to the extent that the Servicer so fails because such disclosure, in the reasonable belief of the Servicer, would violate Section 7.1 or any applicable law or any provision of a Related Document prohibiting disclosure of information with respect to the Notes or Collateral. The Servicer may disclose any such information or any additional information to any Person so long as such disclosure is consistent with Section 7.1, applicable law and the Servicing Standard; provided that if the Servicer has been informed in writing by the Manager or any Securitization Entity that such information is material nonpublic information, the Servicer shall inform the recipient thereof that such information is material nonpublic information. The Servicer may affix to any information provided by it any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

(d) ~~(c)~~ The Servicer may make available by electronic media and bulletin board service on a password-protected basis certain information and may make available by electronic media or bulletin board service (in addition to making such information available as otherwise provided herein) any information that the Servicer is required to provide pursuant to and in accordance this Agreement or the Related Documents (other than to the Trustee).

(e) ~~(d)~~ The Servicer may, but is not required to, make any information it is required to provide hereunder or under the Related Documents available on the Servicer’s internet website with the use of a password, in which case the Servicer shall provide such password to (i) the Co-Issuers, who by their acceptance of such password shall be deemed to have agreed not to disclose such password to any other Person and (ii) the Rating Agencies, the Trustee, the Back-Up Manager and, provided the Manager has informed the Servicer that it has received an executed confidentiality agreement in form and substance acceptable to the Manager, the Controlling Class Representative. In connection with providing access to its internet website, the Servicer may require registration and the acceptance of a disclaimer and otherwise (subject to the preceding sentence) adopt reasonable rules and procedures, which may include, to the extent the Servicer deems necessary or appropriate, conditioning access on execution of an agreement governing the availability, use and disclosure of such information, and which may provide indemnification to the Servicer for any liability or damage that may arise therefrom.

(f) ~~(e)~~ If the Servicer is required to deliver any information under any provision of this Agreement or the Related Documents, the Servicer may satisfy such obligation by (x) physically delivering a paper copy of such information, (y) delivering such information in a commonly used electronic format ~~(other than to the Trustee)~~ or (z) making such information available on the Servicer’s internet website (other than to the Trustee). Notwithstanding any provision to the contrary, the Servicer shall not have any obligation to deliver any information that is then made available on the Servicer’s or the Trustee’s password-protected internet website; provided that it has notified all parties entitled to delivery of such information, by electronic mail or other notice, to the effect that such information shall thereafter be made available on such password-protected internet website from time to time, and provided, further, that if any recipient does not agree to the conditions required to access the password-protected internet website as described in Section 3.1(d), the Servicer shall provide such information pursuant to either clause (x) or (y) above.

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ARTICLE 4

COMPENSATION, EXPENSES AND INDEMNITY

Section 4.1 Compensation.

(a) Servicing Fee. Subject to this Section 4.1(a), as compensation for the performance of its obligations under this Agreement, the Co-Issuers shall pay the Servicer a servicing fee (inclusive, to the extent then unpaid, of any Consent Fee) (the “Servicing Fee”). The Servicing Fee will accrue at a rate per annum equal to 0.02% multiplied by the Aggregate Outstanding Principal Amount of the Notes at the beginning of the related Interest Period. Following the occurrence and during the continuation of a Warm Back-Up Management Trigger Event or a Class A-1 Senior Notes Amortization Event and until the end of such Warm Back-Up Management Trigger Event or such Class A-1 Senior Notes Amortization Event, as applicable, the rate applicable to the Servicing Fee will be increased to 0.10% per annum. Following the occurrence and during the continuation of a Hot Back-Up Management Trigger Event (or, on and after the Series 2021-1 Springing Amendments Implementation Date, an Advance Period) and until such Hot Back-Up Management Trigger Event (or Advance Period, as applicable) is no longer in effect, the rate applicable to the Servicing Fee will be further increased to 0.20% per annum. The Servicing Fee shall be calculated on the basis of a 360-day year of twelve 30-day months and shall be due and payable in arrears on each Weekly Allocation Date from amounts available for such purpose pursuant to, and in accordance with, the Priority of Payments to the extent of funds available therefor~~.~~; provided that, to the extent that this Agreement requires the Servicer to perform obligations outside of the United States, and the Servicer appoints a sub-servicer to perform any or all such obligations, the reasonable fees and expenses of such sub-servicer shall be added to the amount of the Servicing Fee.

(b) Consent Fees. The Control Party will be entitled to receive a reasonable, to-be-negotiated processing fee with respect to each Consent Request it receives under any Related Document, based on the complexity and time required (each, a “Consent Fee), plus reimbursement for all reasonably related reasonable out-of-pocket expenses, including the reasonable compensation, disbursements and expenses of the Control Party’s agents and outside counsel, experts and consultants (regardless of whether the related consent, approval, amendment, waiver, modification or other action is given or consummated). Each Consent Fee and related costs and expenses will be paid to the Control Party at the closing of the Consent Request and as a condition precedent to the Control Party’s approval thereof (or, as part of the Servicing Fee (in the case of any Consent Fee) or Collateral Protection Advances (in the case of any costs and expenses) in accordance with the Priority of Payments to the extent such amounts remain unpaid).

(c) Closing Fee. On the Original Closing Date, the Master Issuer paid the Servicer a closing fee equal to $502,500. On the Series 2025-1 Closing Date, the Master Issuer paid the Servicer a closing fee equal to $396,000.

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(d) Liquidation Fees. Following the occurrence and during the continuance of an Event of Default, but without duplication of the Workout Fees, subject to this Section 4.1(d) and in accordance with the Priority of Payments, the Servicer shall receive a liquidation fee (the “Liquidation Fee”) with respect to any Collateral as to which the Trustee receives any Net Liquidation Proceeds on behalf of the Secured Parties. As of any date of determination, the Liquidation Fee will be equal to 1.25% multiplied by the Net Liquidation Proceeds received by the Trustee at such time. “Net Liquidation Proceeds” means, for any applicable period of determination, all cash amounts (other than Co-Issuers Non-Reinvestment Insurance Proceeds) received by the Trustee or the Servicer, as applicable, in connection with (a) the full, discounted or partial liquidation of any Collateral securing the Notes following an Event of Default, through, as applicable, a foreclosure sale or after exercise of remedies under the Indenture, exclusive of any portion thereof required to be released to the Securitization Entities in accordance with applicable law and/or any applicable terms and conditions of the Indenture or the other Related Documents, or (b) the realization upon any deficiency judgment obtained against any Co-Issuer during such period, in each case net of any expenses incurred by the Servicer and the Trustee in connection with such liquidation or realization. Any outstanding Liquidation Fees shall be due and payable in arrears on the Weekly Allocation Date that immediately follows receipt of the related Net Liquidation Proceeds by the Trustee or the Servicer, as applicable, pursuant to, and in accordance with, the Priority of Payments provided that an invoice for payment thereof has been received by the Trustee.

(e) Workout Fees. Following the occurrence of an Event of Default, but without duplication of any Liquidation Fees, subject to this Section 4.1(e), the Servicer shall receive a Workout Fee for consulting services provided by the Servicer in connection with the analysis and implementation of any recapitalization of the Co-Issuers, restructuring or workout of the Notes or exercise of remedies in respect of the Collateral in connection with such Event of Default. Prior to the Series 2021-1 Springing Amendments Implementation Date, the “Workout Fee” will be equal to 1.25% of the net proceeds attributable to such analysis and implementation of any such recapitalization of the Co-Issuers, restructuring or workout of the Notes or exercise of remedies and will be payable in arrears on each Weekly Allocation Date in accordance with the Priority of Payments to the extent of funds available therefore following receipt by the Master Issuer of an invoice for payment thereof from the Servicer. On and after the Series 2021-1 Springing Amendments Implementation Date, the Workout Fee will be an amount equal to 1.25% of each payment of interest on and principal of the Notes that are outstanding upon the occurrence of the Event of Default (including, if applicable, the final principal balance paid on the Series Legal Final Maturity Date) attributable to such analysis and implementation of any such recapitalization of the Co-Issuers, restructuring or workout of such Notes or exercise of remedies that is paid on and after the date on which such Events of Default are subsequently cured, until such Notes are paid in full, payable on each Weekly Allocation Date, in accordance with the Priority of Payments, calculated on the amount of such outstanding principal and interest on the Notes that is allocated for payment to the Noteholders pursuant to the Priority of Payments on such Weekly Allocation Date. The Servicer will not earn the higher rate applicable to the Servicing Fee that applies following a Warm Back-Up Management Trigger Event or a Hot Back-Up Management Trigger Event so long as the Servicer is receiving the Workout Fee.

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(f) If the Servicer is terminated or resigns pursuant to Article VIII of this Agreement, the Servicer will be entitled to receive all unreimbursed Advances made by the Servicer (with interest thereon at the Advance Interest Rate) and all accrued and unpaid fees and indemnification payments then due and payable following the termination or resignation of the Servicer.

Section 4.2 Costs and Expenses. The Servicer in its capacity as Servicer and Control Party shall be entitled to receive from the Co-Issuers (i) reasonable out-of-pocket costs and expenses and attorneys’, experts’ and consultants’ fees for any consent, approval, amendment, waiver, modification, advance request or other action requested by the Co-Issuers (regardless of whether such consent, approval, amendment, waiver, modification or other action is given or consummated) and (ii) at any time (a) prior to the occurrence of a Warm Back-Up Management Trigger Event or Hot Back-Up Management Trigger Event, reasonable out-of-pocket costs and expenses and attorneys’ fees and, upon notice to the Co-Issuers, experts’ and consultants’ fees, in each case, in connection with its non-routine servicing duties performed by the Servicer pursuant to the Related Documents and (b) on or after the occurrence of a Warm Back-Up Management Trigger Event or a Hot Back-Up Management Trigger Event, reasonable out-of-pocket costs and expenses and attorneys’, experts’ and consultants’ fee in connection with its servicing duties. All such expenses set forth in this Section 4.2 shall be reimbursable to the Servicer as a Collateral Protection Advance.

Section 4.3 Liability of the Servicer.

(a) The Servicer shall be liable in accordance with this Agreement only to the extent of the obligations specifically imposed upon and undertaken by the Servicer under this Agreement. Notwithstanding the foregoing, the Servicer agrees to indemnify and hold each Co-Issuer, the Trustee, the Manager, the Back-Up Manager and their respective members, officers, directors, managers, employees and agents (each, an “Indemnitee”) harmless against all claims, losses, penalties, fines, forfeitures, legal fees, liabilities, obligations, damages, actions, suits and related costs and judgments and other costs, fees and reasonable expenses that any of them may incur as a result of (i) the Servicer’s negligent disregard of its obligations under this Agreement, (ii) the material breach by the Servicer of any representation, warranty or covenant under this Agreement or (iii) the Servicer’s negligence (or, with respect to the Back-Up Manager only, the Servicer’s gross negligence), bad faith, willful misconduct or fraudulent behavior in the performance of its duties under this Agreement; provided, however, that the Servicer shall have no indemnification obligations to the extent any such claims, losses, penalties, fines, forfeitures, legal fees, liabilities, obligations, damages, actions, suits and related costs and judgments and other costs, fees and reasonable expenses are caused by the negligence, bad faith, willful misconduct or fraudulent behavior of any such party, including by such party’s failure to perform its respective obligations under the Related Documents; and provided further that the Servicer will not be liable for any action it takes, suffers or omits to take in the absence of negligence (except as to the Back-Up Manager only, the Servicer’s gross negligence), bad faith, willful misconduct or fraudulent behavior which it believes to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any other applicable Related Document.

(b) Any Indemnitee that proposes to assert the right to be indemnified under this Section 4.3 will promptly, after receipt of notice of the commencement of any action, suit or

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proceeding against such party in respect of which a claim is to be made against the Servicer under such section, notify the Servicer of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In the event that any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall notify the Servicer of the commencement thereof and the Servicer shall be entitled to participate in, and to the extent that it shall wish, to assume, the defense thereof, with counsel reasonably satisfactory to such Indemnitee (which, in the case of a Co-Issuer, shall be reasonably satisfactory to the Controlling Class Representative as well and which will be deemed to be reasonably satisfactory to the Controlling Class Representative if the Controlling Class Representative does not object to such counsel within two Business Days of request of a written request for approval thereof), and after notice from the Servicer to such Indemnitee of its election to assume the defense thereof, the Servicer shall not be liable to such Indemnitee for any legal expenses subsequently incurred by such Indemnitee in connection with the defense thereof; provided, that the Servicer shall not enter into any settlement with respect to any claim or proceeding unless such settlement includes an unconditional release of such Indemnitee from all liability on claims that are the subject matter of such settlement; and provided, further, that such Indemnitee shall have the right to employ its own counsel in any such action the defense of which is assumed by the Servicer in accordance with this Section 4.3, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless the employment of counsel by such Indemnitee has been specifically authorized by the Servicer, or unless the Servicer is advised in writing by counsel to such Indemnitee or to the Controlling Class Representative that joint representation would give rise to a conflict between such Indemnitee’s position and the position of the Servicer and its Affiliates in respect of the defense of the claim or the Servicer shall have failed within a reasonable period of time to assume the defense of such claim or proceeding.

Section 4.4 Limitation of Liability of the Servicer.

(a) Neither the Servicer (in its capacity as Servicer and as Control Party) nor any of its members, officers, directors, managers, employees or agents (collectively, the “Servicer Indemnified Parties”) shall be under any liability to the Co-Issuers, the Manager, the Back-Up Manager, the Controlling Class Representative, the Trustee, or the Noteholders for any action taken, or omitted to be taken, by it in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Servicer Indemnified Parties against liability for any material breach of ~~a~~any representation, warranty or covenant made herein, or against any expense or liability specifically required to be borne thereby without right of reimbursement pursuant to the terms hereof, or against any liability that would otherwise be imposed by reason of negligence, (or, with respect to the Back-Up Manager, gross negligence) bad faith, willful misconduct or fraudulent behavior in the performance of their obligations or duties hereunder or by reason of negligent disregard of such obligations or duties.

(b) The Co-Issuers shall jointly and severally indemnify and hold harmless the Servicer Indemnified Parties from and against any claims, losses, penalties, fines, forfeitures, legal fees, liabilities, obligations, damages, actions, suits and related costs and judgments and other costs, fees and reasonable expenses that any of them may incur arising out of or incurred in connection with this Agreement, any other Related Document, the Notes, or any of the Collateral, other than any such claim, loss, penalty, fine, forfeiture, legal fee, liability, obligation,

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damage, action, suit and related cost or judgment or other cost, fee or reasonable expense: (i) specifically required to be borne by the Servicer pursuant to the terms of this Agreement or (ii) resulting from (A) any material breach of a representation, warranty or covenant made by the Servicer or (B) the negligence (or, with respect to the Back-Up Manager only, the Servicer’s gross negligence), bad faith, willful misconduct or fraudulent behavior of the Servicer.

(c) The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Servicer may, in its discretion, undertake any such action which it may reasonably deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties hereto and the interests of the Noteholders hereunder or under the other Related Documents. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Co-Issuers and the Servicer shall be entitled to the direct payment of such expense, or to be reimbursed therefor. All indemnities and reimbursements on account of the Servicer Indemnified Parties pursuant to this Section 4.4 shall be payable out of funds on deposit in the Collection Account in accordance with the Priority of Payments. Interest will accrue on any unpaid indemnification payments and any unpaid legal expenses and costs due and payable to the Servicer pursuant to this Section 4.4(c) at a rate equal to the Advance Interest Rate. Such interest will be calculated on the basis of a 360-day year of twelve 30-day months and shall be due and payable by the Co-Issuers to the Servicer in arrears on each Weekly Allocation Date to the extent funds are available therefor in accordance with the Priority of Payments.

(d) The Servicer, both in its capacity as Servicer and as Control Party, shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Controlling Class Representative or the Noteholders pursuant to the Indenture or other Related Documents relating to the time, method and place of conducting any proceeding for any remedy available to the Servicer (in its capacity as Servicer and/or as the Control Party), or exercising any power conferred upon the Servicer (in its capacity as Servicer and/or as the Control Party).

(e) In the exercise and performance of its duties and obligations hereunder or under any of the Related Documents, the Servicer (i) may act directly or through agents or attorneys pursuant to agreements entered into with any of them and (ii) may, at its own expense if it is acting solely on its own behalf and not on behalf of or for the benefit of the Noteholders, consult with counsel, accountants and other professionals or experts selected by the Servicer and the advice or opinion of any such counsel, accountants or other professionals or experts will be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it under this Agreement in good faith and reliance thereon.

(f) No recourse may be taken, directly or indirectly, with respect to the obligations of the Servicer under this Agreement or any other Related Document or any certificate or other writing delivered in connection herewith or therewith, against any partner, owner, beneficiary, agent, officer, director, employee or agent of the Servicer, in its individual capacity, any holder of equity in the Servicer or in any successor or assign of the Servicer in its individual capacity, except as any such Person may have expressly agreed.

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(g) Following the Series 2021-1 Springing Amendments Implementation Date, in no event will the Servicer (including in its capacity as Control Party) or any partner, owner, beneficiary, agent, officer, director, employee or agent of the Servicer be held liable for any exemplary, punitive, special, indirect or consequential damages of any kind resulting from any action taken or omitted to be taken by it or them under this Agreement. Additionally, the Servicer (including in its capacity as Control Party) will not be liable for any claims, losses, penalties, fines, forfeitures, legal fees, liabilities, obligations, damages, actions, suits and related costs and judgments and other costs, fees and reasonable expenses, suffered by any party to any of the Related Documents arising out of or caused by any delay in, or failure of, performance by the Servicer (including in its capacity as Control Party), in whole or in part, arising out of, or caused by, circumstances beyond the Servicer’s control, including, without limitation: acts of God, earthquakes, fires, floods, wars, civil or military disturbances, sabotage, epidemics, pandemics, riots, interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service, accidents, labor disputes, acts of civil or military authority or governmental actions, natural disasters or other catastrophe or similar occurrences (it being understood that Servicer shall use commercially reasonable efforts to resume performance as soon as practicable under the circumstances), or the inability or unwillingness of the Manager to perform its obligations under the Back-Up Management Agreement, including as a result of bankruptcy filing or otherwise an insolvency event of the Manager.

(h) On and after the Series 2025-1 Springing Amendments Implementation Date, the Servicer (including in its capacity as Control Party) will not be liable for (x) any action taken, or not taken, in accordance with the Servicing Standard by the Servicer pursuant to the Servicing Agreement or other Related Documents due to the Manager or any other party failing to comply with the terms and conditions of the Related Documents (including but not limited to the Management Agreement and the Back-Up Management Agreement) after having been reasonably requested to comply therewith (it being understood that such a reasonable request will not be construed to require the Servicer to affirmatively take any legal, administrative, judicial or other action to enforce the provisions of the Related Documents) or (y) its failure to perform any duties to the extent that such duties depend upon the prior performance by another deal party of duties that have been waived or remain unperformed.

(i) On or after the 2025-1 Springing Amendments Implementation Date, the Servicer shall not be required, pursuant to this Agreement or any other Related Document (other than the indemnification provisions therein), to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights, powers or obligations under this Agreement or any other Related Document if the Servicer has reasonable grounds for believing that any fees paid to the Servicer under this Agreement or any other funds to be received by the Servicer from any Transaction Party pursuant to any other Related Document are insufficient to repay such funds or adequately indemnify the Servicer against such risk or liability. For the avoidance of doubt, the Servicer will be required to make Advances in accordance with, but subject to the limitations in, this Agreement without regard to the foregoing sentence.

(j) On and after the Series 2025-1 Springing Amendments Implementation Date, except in the case of the Servicer’s own negligence (except as to the Back-Up Manager only, Servicer’s gross negligence), bad faith, willful misconduct or fraudulent behavior, the Servicer’s aggregate liability for any and all claims arising under this Agreement or any other Related Documents will be limited to the amount equivalent to the fees actually paid to the

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Servicer under this Agreement during the twenty-four (24) month period preceding the occurrence giving rise to such claims, less any amounts (excluding Advances) previously paid by the Servicer under this Agreement or other Related Documents and not reimbursed to the Servicer thereunder. For the avoidance of doubt, the Servicer will be required to make Advances in accordance with this Agreement without regard to the foregoing liability limitation.

ARTICLE 5

THE SERVICER

Section 5.1 Representations and Warranties Concerning the Servicer.

(a) The Servicer represents and warrants to the Co-Issuers, the other Securitization Entities party hereto and the Trustee, as of the date hereof and each Series Closing Date (except if otherwise expressly noted), as follows:

(i) Organization and Good Standing. The Servicer is duly organized, validly existing in good standing as a national banking association under the laws of the United States and the Servicer is in compliance with all Requirements of Law, except where the failure to so qualify or comply would not have a material adverse effect on the ability of the Servicer to perform its obligations hereunder.

(ii) Power and Authority. The Servicer has all requisite power and authority to enter into and consummate all transactions involving the Servicer contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

(iii) No Conflicts. The Servicer’s execution and delivery of, performance under and compliance with this Agreement will not violate the Servicer’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the reasonable judgment of the Servicer, is likely to affect materially and adversely either the ability of the Servicer to perform its obligations under this Agreement or the financial condition of the Servicer.

(iv) Enforceability. This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against the Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, liquidation, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(v) No Violations. The Servicer is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Servicer’s reasonable judgment, is likely to affect materially and adversely either the ability of the Servicer to perform its obligations under this Agreement or the financial condition of the Servicer.

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(vi) No Litigation. No litigation is pending or, to the best of the Servicer’s knowledge, threatened against the Servicer, the outcome of which, in the Servicer’s reasonable judgment, would prohibit the Servicer from entering into this Agreement or that, in the Servicer’s reasonable judgment, could reasonably be expected to materially and adversely affect either the ability of the Servicer to perform its obligations under this Agreement or the financial condition of the Servicer.

(vii) Errors and Omission Insurance. The Servicer has errors and omissions insurance or is self-insuring with respect to such risks, which in either case complies with the requirements of Section 2.10.

(viii) Consents and Approvals. No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Servicer of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained or cannot be obtained prior to the actual performance by the Servicer of its obligations under this Agreement and except where the lack of such consent, approval, authorization or order would not have a material adverse effect on the ability of the Servicer to perform its obligations under this Agreement.

(b) The representations and warranties of the Servicer set forth in Section 5.1(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Trustee, the Co-Issuers and the Noteholders for so long as the Notes remain Outstanding. Upon discovery by the Trustee, the Controlling Class Representative or the Servicer of a breach of such foregoing representations and warranties that materially and adversely affects the interests of the Noteholders, the party discovering such breach shall give prompt written notice thereof, as applicable, to the Trustee, the Servicer, the Co-Issuers, the Manager, the Back-Up Manager and the Controlling Class Representative.

(c) Any Successor Servicer shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 5.1(a), subject to such appropriate modifications to the representation and warranty to accurately reflect such successor’s jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

Section 5.2 Limitations of Responsibility of the Servicer. The Servicer will have no responsibility under this Agreement other than to render the services called for hereunder in good faith and, to the extent applicable, consistent with the Servicing Standard. Other than the duties specifically set forth in Article 2, the Indenture, the Management Agreement, the Back-Up Management Agreement and the other Related Documents, the Servicer (in its capacity as Servicer or Control Party) shall have no obligation to supervise, verify, monitor or administer the performance of, and shall have no liability for any action taken or omitted to be taken by, the Manager, the Back-Up Manager, the Co-Issuers or the Trustee. The duties and obligations of the Servicer shall be determined solely by the express provisions of this Agreement, the Indenture, the Management Agreement, the Back-Up Management Agreement and the other Related Documents and no implied covenants or obligations shall be read into this Agreement against the Servicer.

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Section 5.3 Right to Receive Instructions. In the event that the Servicer (in its capacity as Servicer or Control Party) is unable to decide between alternative courses of action, or is unsure as to the application of any provision of this Agreement or any other Related Document, or any such provision is, in the good faith judgment of the Servicer, ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement or any Related Document permits any determination by the Servicer or is silent or is incomplete as to the course of action that the Servicer is required to take with respect to a particular set of facts, the Servicer may give notice (in such form as shall be appropriate under the circumstances) to the Controlling Class Representative requesting instructions in accordance with the Base Indenture and, to the extent that the Servicer (in its capacity as Servicer and Control Party) shall have acted or refrained from acting in good faith in accordance with any such instructions received from the Controlling Class Representative, the Servicer (in its capacity as Servicer and Control Party) shall not be liable on account of such action or inaction to any Person. If the Servicer (in its capacity as Servicer or Control Party) shall not have received appropriate instructions from the Controlling Class Representative within ten (10) days of such notice (or within such shorter period of time reasonably appropriate under the circumstances as may be specified in such notice) the Servicer may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or other Related Documents, as the Servicer shall deem to be in the best interests of the Noteholders and the Securitization Entities. The Servicer (in its capacity as Servicer and Control Party) shall have no liability to any Person for such action or inaction taken in reliance on the preceding sentence except for the Servicer’s own negligence (or with respect to the Back-Up Manager only, the Servicer’s gross negligence), bad faith, willful misconduct or fraudulent behavior.

Section 5.4 Independent Contractor. In performing its obligations as Servicer hereunder the Servicer acts solely as an independent contractor of the Co-Issuers, the Trustee and the Controlling Class Representative. Nothing in this Agreement shall, or shall be deemed to, create or constitute any joint venture, partnership, employment, or any other relationship between any Securitization Entity, the Trustee, the Manager, the Back-Up Manager or the Controlling Class Representative and the Manager other than the independent contractor contractual relationship established hereby. The Servicer (in its capacity as Servicer or Control Party) shall not be, nor shall be deemed to be, liable for any acts or obligations of the Securitization Entities, the Manager, the Back-Up Manager, the Controlling Class Representative or the Trustee and, without limiting the foregoing, the Servicer shall not be liable under or in connection with the Notes.

Section 5.5 Merger, Consolidation or Conversion of the Servicer. The Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that no successor or surviving Person shall succeed to the rights of the Servicer unless the Rating Agency Condition has been satisfied with respect to such succession at the Servicer’s cost and expense.

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Section 5.6 Rights of the Trustee in Respect of the Servicer. Upon reasonable request from the Trustee or the Co-Issuers, the Servicer shall furnish the Trustee with its most recent publicly available annual audited financial statements (or, if not available, the most recent publicly available audited annual financial statements of its corporate parent, on a consolidated basis) and such other information as is publicly available regarding the business, affairs, property and condition, financial or otherwise of the Servicer.

Section 5.7 Servicer as Owner of a Note. The Servicer or an Affiliate of the Servicer may become the holder of any Note with the same rights it would have if it were not the Servicer or an Affiliate thereof. If, at any time during which the Servicer or an Affiliate thereof is the Holder of (or, in the case of a Book-Entry Note, Note Owner with respect to) any Note, the Servicer proposes to take any action (including for this purpose, omitting to take a particular action) that is not expressly prohibited by the terms hereof and would not, in the Servicer’s reasonable judgment, violate the Servicing Standard, but that, if taken, might nonetheless, in the Servicer’s reasonable judgment, be considered by other Persons to violate the Servicing Standard, then the Servicer may (but need not) seek the approval of the Noteholders to such action by delivering to the Trustee a written notice that (a) states that it is delivered pursuant to this Section 5.7, (b) identifies the percentage interest in each Class of Notes beneficially owned by the Servicer or by an Affiliate thereof and (c) describes in reasonable detail the action that the Servicer proposes to take. The Trustee, upon receipt of such notice, shall forward it to the Noteholders (other than the Servicer and its Affiliates), together with a request for approval by the Noteholders of each such proposed action. If at any time a majority of the Noteholders (calculated without regard to the Notes beneficially owned by the Servicer or its Affiliates) shall have consented in writing to the proposal described in the written notice, and if the Servicer shall act as proposed in the written notice, such action shall be deemed to comply with the Servicing Standard. The Trustee shall be entitled to reimbursement from the Servicer for the reasonable expenses of the Trustee incurred pursuant to this Section 5.7. It is not the intent of the foregoing provision that the Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, but rather in the case of unusual circumstances.

ARTICLE 6

SERVICER TERMINATION EVENTS

Section 6.1 Servicer Termination Events.

(a) “Servicer Termination Events” means any one of the following events:

(i) the failure by the Servicer to pay or remit any amount required to be paid or remitted by the Servicer under the terms of this Agreement within two (2) Business Days of the date on which such amount was required to be paid or remitted under this Agreement (it being understood that the Servicer will not be responsible for the failure of the Trustee to remit funds that were received by the Trustee from or on behalf of the Servicer in accordance with this Agreement);

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(ii) the failure by the Servicer to perform or comply with any other covenant or agreement contained in this Agreement, and (x) prior to the Series 2021-1 Springing Amendments Implementation Date, such failure continues for a period of thirty (30) consecutive days following the earlier to occur of the Actual Knowledge of the Servicer of such failure or written notice to the Servicer of such failure by the Trustee, the Back-Up Manager or the Manager or (y) on and after the Series 2021-1 Springing Amendments Implementation Date, such failure continues unremedied for a period of thirty (30) consecutive days following written notice to the Servicer from the Trustee, the Back-Up Manager or the Manager of such failure, requiring the same to be remedied; provided that if a failure described in this clause (y) is capable of being cured and the Servicer is diligently pursuing such cure, such 30-day period will be extended an additional thirty (30) days upon delivery of an Officer’s Certificate by the Servicer to the Trustee prior to the end of such initial 30-day period certifying that such failure is capable of being cured and that the Servicer is diligently pursuing such cure;

(iii) any representation, warranty or statement made by the Servicer in this Agreement proves to be incorrect in any material respect as of the time when the same was made or deemed to have been made or as of any other date specified in this Agreement, and (x) prior to the Series 2021-1 Springing Amendments Implementation Date, such breach continues for a period of sixty (60) consecutive days following the earlier to occur of the Actual Knowledge of the Servicer of such breach or written notice to the Servicer of such breach by the Trustee, the Back-Up Manager or the Manager or (y) on and after the Series 2021-1 Springing Amendments Implementation Date, such breach materially and adversely affects the interest of any Noteholder and such breach remains unremedied for a period of sixty (60) consecutive days following written notice to the Servicer from the Trustee, the Back-Up Manager or the Manager of such breach, requiring the same to be remedied; provided that if a breach described in this clause (y) is capable of being cured and the Servicer is diligently pursuing such cure, such 60-day period will be extended an additional thirty (30) days upon delivery of an Officer’s Certificate by the Servicer to the Trustee prior to the end of such initial 60-day period certifying that such failure is capable of being cured and that the Servicer is diligently pursuing such cure;

(iv) an effective resolution is passed by the Servicer for the winding up or liquidation of the Servicer, except a winding up for the purpose of a merger, reconstruction or amalgamation, in accordance with the terms of this Agreement;

(v) any petition is filed, or any case or proceeding is commenced, against the Servicer under the Bankruptcy Code, the Federal Deposit Insurance Act or any other similar applicable federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, receivership or reorganization, and such filing, case or proceeding has not been dismissed within sixty (60) days after such filing or commencement;

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(vi) the institution by the Servicer of proceedings to be adjudicated as bankrupt or insolvent, or the consent by the Servicer to the institution of bankruptcy, insolvency or receivership proceedings against it, or the filing by the Servicer of a petition or answer or consent seeking reorganization relief under the Bankruptcy Code or any other similar applicable federal or state law, or the consent by the Servicer to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Servicer, or of any substantial part of its property, or the making by the Servicer of an assignment for the benefit of creditors, or the admission by the Servicer in writing of its inability to pay its debts generally as they become due, or the taking of action by the Servicer in furtherance of any such action; or

(vii) the rating on the Notes assigned by a Rating Agency has been qualified, downgraded or withdrawn or otherwise made the subject of a “negative” credit watch and such Rating Agency has determined such rating event is a result of the Servicer’s action (or failure to act) in its capacity as Servicer or such rating event (x) if occurring prior to the Series 2021-1 Springing Amendments Implementation Date, is the result of an adverse change to the rating status of the Servicer, PNC Bank, National Association or any of their respective Affiliates or (y) if occurring on or after the Series 2021-1 Springing Amendments Implementation Date, is the sole or material result of (A) the Servicer’s action (or failure to act) in its capacity as Servicer or (B) an adverse change to such Rating Agency’s servicer rating status of the Servicer or PNC Bank, National Association (and such rating event is not withdrawn by such Rating Agency within sixty (60) days of such rating event).

(b) If a Servicer Termination Event has occurred and is continuing, the Trustee may, and, at the direction of the Controlling Class Representative (or, if there is no Controlling Class Representative at such time, a Majority of Controlling Class Members), the Trustee shall, terminate the Servicer in its capacity as such by the delivery of a termination notice (a “Servicer Termination Notice”) to the Servicer (with a copy to each of the Co-Issuers, the Back-Up Manager, the Manager and the Rating Agencies); provided, that the delivery of a Servicer Termination Notice will not be required in respect of any Servicer Termination Event described in clauses (iv), (v) and (vi) above. If the Trustee, acting at the direction of the Controlling Class Representative, delivers a Servicer Termination Notice to the Servicer pursuant to this Agreement (or automatically upon the occurrence of any Servicer Termination Event described in clauses (iv), (v) and (vi) of the definition thereof), all rights (other than those rights that survive termination pursuant to the terms hereof), powers, duties, obligations and responsibilities of the Servicer under this Agreement will vest in and be assumed by the successor servicer (the “Successor Servicer”) appointed by (i) prior to the Series 2021-1 Springing Amendments Implementation Date, the Controlling Class Representative (or, if there is no Controlling Class Representative at such time, a Majority of Controlling Class Members) and (ii) on and after the Series 2021-1 Springing Amendments Implementation Date, the Co-Issuers upon the satisfaction of the Rating Agency Condition. If, (x) prior to the Series 2021-1 Springing Amendments Implementation Date, no Successor Servicer has been appointed by the Controlling Class Representative (or, if there is no Controlling Class Representative at such time, a Majority of Controlling Class Members) or (y) on and after the Series 2021-1 Springing Amendments Implementation Date, the Rating Agency Condition has not been satisfied with respect to a successor Servicer, in each case, within 90 days of the occurrence of a Servicer Termination Event, the Back-Up Manager may, in its sole and absolute discretion, serve as successor Servicer (upon satisfaction of the Rating Agency Condition) and otherwise the Trustee will serve as the

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Successor Servicer. The appointment of a Successor Servicer other than the Trustee will be subject to the satisfaction of the Rating Agency Condition. The Servicer shall assist in the transition to the Successor Servicer. The Servicer agrees that, if it is terminated pursuant to this Section 6.1(b), it shall promptly (and in any event no later than ten (10) Business Days subsequent to its receipt of a Servicer Termination Notice) provide the Trustee or its designee with all documents and records reasonably requested thereby to enable the Successor Servicer to assume the Servicer’s functions hereunder, and shall otherwise cooperate with the Successor Servicer in effecting the termination of the Successor Servicer’s responsibilities and rights hereunder (provided, however, that the Servicer shall, if terminated pursuant to this Section 6.1(b), continue to be obligated to pay and shall be entitled to receive all amounts accrued or owing by or to it under this Agreement or the other Related Documents on or prior to the date of such termination, whether in respect of Debt Service Advances, Collateral Protection Advances, interest on Servicer Advances, unpaid fees or otherwise, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 4.4 notwithstanding any such termination) and shall pay all costs and expenses incurred in connection therewith.

Section 6.2 Notification to Noteholders. Upon any resignation of the Servicer pursuant to Section 8.2 or as contemplated in Section 8.3, any termination of the Servicer pursuant to Section 6.1, any appointment of a Successor Servicer or the effectiveness of any designation of a Successor Servicer, the Trustee shall give prompt written notice thereof to Noteholders, the Manager, the Back-Up Manager and the Co-Issuers. Not later than the later of (i) sixty (60) days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute a Servicer Termination Event and (ii) five (5) Business Days after a Responsible Officer of the Trustee has Actual Knowledge of the occurrence of such an event, the Trustee shall ~~transmit by mail~~send such notice to all Noteholders notice of such occurrence, unless such event shall have been cured.

Section 6.3 Waiver of Servicer Termination Events. The Controlling Class Representative (or if there is no Controlling Class Representative at such time, a Majority of Controlling Class Members) may waive any Servicer Termination Event; provided, however, a waiver of a Servicer Termination Event described in clauses (i), (iv), (v) or (vi) of the definition thereof will also require the consent of the Trustee (acting at the direction of the Controlling Class Representative). Notwithstanding the definition of Controlling Class Representative, in no event shall the Control Party have the right to act or refrain from acting with respect to a Servicer Termination Event. Upon any such waiver of a Servicer Termination Event, such Servicer Termination Event shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Servicer Termination Event or impair any right consequent thereon except to the extent expressly so waived. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right under this Agreement or applicable law, nor shall any single or partial exercise of any such right preclude any other further exercise thereof or the exercise of any other right under this Agreement or applicable law.

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Section 6.4 Additional Remedies of Trustee upon Servicer Termination Event. During the continuance of any Servicer Termination Event, so long as such Servicer Termination Event shall not have been remedied or waived, the Trustee, in addition to the rights specified in Section 6.1(b), shall have the right (exercisable subject to the Indenture), in its capacity as trustee, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Secured Parties (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Servicer Termination Event.

ARTICLE 7

CONFIDENTIALITY

Section 7.1 Confidentiality. “Confidential Information” means information (including Know-How) treated as confidential and proprietary by Holdco, any Securitization Entity or the Manager that is disclosed to the Servicer.

(a) The Servicer acknowledges that during the term of this Agreement it may receive Confidential Information in its capacity as Servicer or Control Party from Holdco, the Securitization Entities, the Manager and the Back-Up Manager. The Servicer agrees to use reasonable controls (but in all events at least the same degree of care and controls that the Servicer uses to protect its own confidential and proprietary information of similar importance) to maintain the Confidential Information in confidence and only use the Confidential Information for purposes of its duties under this Agreement, and will not, at any time, disseminate or disclose any Confidential Information to any person or entity other than those of its affiliates and its and their directors, officers, employees, agents, consultants or representatives who have a “need to know” such information in connection with this Agreement (collectively, the “Representatives”), and its applicable regulatory authorities and auditors. The Servicer shall inform its Representatives of these restrictions, shall be liable for any breach of this Article 7 by any of its Representatives and shall immediately notify the Manager in the event of any loss or disclosure of any Confidential Information. Confidential Information shall not include information that: (i) is already known to the Servicer without restriction on use or disclosure prior to receipt of such information from Holdco, a Securitization Entity or the Back-Up Manager; (ii) is or becomes part of the public domain other than by breach of this Agreement by, or other wrongful act of, the Servicer; (iii) is developed by the Servicer independently of and without reference to any Confidential Information; (iv) is received by the Servicer from a third party who is not under any obligation to Holdco, any Securitization Entity or the Back-Up Manager to maintain the confidentiality of such information or (v) is required to be disclosed by applicable law, statute, rule, regulation, subpoena, court order or legal process; provided that the Servicer promptly notifies Holdco, the Securitization Entities and the Manager of any such requirement and reasonably cooperates with Holdco, the Securitization Entities and the Manager to minimize the extent of any such disclosure. The duties hereunder shall survive termination of this Agreement and (A) for trade secret information, shall continue for as long as such information remains a trade secret under applicable law, and (B) for all other Confidential Information, shall continue for three (3) years after the term of this Agreement in accordance with Section 8.1 hereof.

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(b) All books, records, documents, papers or other materials relating to Holdco’s, the Securitization Entities’ or the Manager’s business, Intellectual Property, customers, suppliers, distributors, franchisees, products or projects received by the Servicer containing Confidential Information or other proprietary information or trade secrets of Holdco, any Securitization Entity or the Manager, including any copies thereof, shall at all times be and remain the property of Holdco, the applicable Securitization Entity or the Manager, as the case may be, and shall be destroyed or returned immediately to Holdco the applicable Securitization Entity or the Manager, as the case may be, upon termination of this Agreement, or earlier at the request of Holdco, the applicable Securitization Entity or the Manager; provided, however, that the Servicer may retain such limited media and materials containing Confidential Information for customary archival and audit purposes (including with respect to regulatory compliance) only for reference with respect to the prior dealings between the parties and subject to the confidentiality terms of this Agreement. Upon request, the Servicer shall provide an officer’s certificate attesting to the return and/or destruction of all materials containing Holdco’s, the Securitization Entities’ or the Manager’s Confidential Information.

(c) Nothing in this Article 7 shall be construed as preventing Holdco or any Securitization Entity from pursuing any and all remedies available to it for the breach or threatened breach of covenants made in this Article 7, including recovery of money damages for temporary or permanent injunctive relief.

(d) It is understood that nothing in this Agreement is intended to preclude the Servicer or its affiliates from engaging in related types of consulting work with other firms or organizations, whether in a related business or otherwise; provided that reasonable and proper professional safeguards are maintained to ensure that Confidential Information is not made available to such others.

ARTICLE 8

MISCELLANEOUS PROVISIONS

Section 8.1 Term; Termination of Agreement. The duties and obligations of the Servicer under this Agreement shall continue until the latest to occur of (x) the final payment or other liquidation of the last outstanding asset included in the Collateral and (y) the satisfaction and discharge of the Indenture pursuant to Article Twelve of the Base Indenture. Notwithstanding the foregoing, this Agreement may be terminated by the Servicer in its sole discretion if the Co-Issuers issue ~~new Series of~~Additional Notes after the Closing Date (excluding, for the avoidance of doubt, Notes issued on the Closing Date) and the Servicer does not consent to continue its obligations under this Agreement (including the obligation to make Debt Service Advances and Collateral Protection Advances), and such termination shall be effective on the date of such new issuance. In addition, on and after the Series 2021-1 Springing Amendments Implementation Date, the Co-Issuers may remove and replace the Servicer upon thirty (30) days’ notice to the Servicer, the Back-Up Manager, the Trustee and the Rating Agencies, so long as (i) a Successor Servicer has been identified prior to such removal notice and (ii) the Rating Agency Condition has been satisfied as of the date of the Servicer is replaced. This Agreement shall also be terminated upon resignation of the Servicer pursuant to Section 8.2 or upon the assumption of the duties and obligations of the Servicer by a Successor Servicer pursuant to Section 6.1(b).

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Section 8.2 Resignation. Subject to Section 8.1, this Section 8.2 and Section 6.1(b), the Servicer may not resign as Servicer hereunder except upon determination that (a) the performance of its duties under this Agreement is no longer possible under applicable law and there is no reasonable action the Servicer could take to make the performance of such duties possible under applicable law, or (b) the performance of its duties is in material conflict by reason of applicable law with any other activities carried on by it, and there is no reasonable action the Servicer could take to remove such material conflict. Any such determination under clause (a) above requiring the Servicer’s resignation will be evidenced by an Opinion of Counsel to such effect, delivered to the Trustee, the Co-Issuers, the Manager and the Back-Up Manager. No such resignation will be effective until a Successor Servicer has been appointed (i) prior to the Series 2021-1 Springing Amendments Implementation Date, by the Controlling Class Representative (or, if there is no Controlling Class Representative at such time, a Majority of Controlling Class Members) and (ii) on and after the Series 2021-1 Springing Amendments Implementation Date, by the Co-Issuers and the Rating Agency Condition has been satisfied with respect to such proposed successor Servicer and, in each case, such successor Servicer has assumed the obligations of the Servicer in accordance with this Agreement; provided that if no successor Servicer has been appointed and assumed the obligations of the Servicer, and on and after the Series 2021-1 Springing Amendments Implementation Date, the Rating Agency Condition has not been satisfied, within 90 days after the Servicer has given notice of such resignation, the Servicer may petition any court of competent jurisdiction to appoint a successor Servicer. In addition, the Servicer shall have the right to resign or assign its servicing rights at any other time; provided that (i) a Person willing to be the Successor Servicer thereto (prior to the Series 2021-1 Springing Amendments Implementation Date, proposed by the resigning Servicer and reasonably acceptable to the Controlling Class Representative, or if there is no Controlling Class Representative at such time, acceptable to a Majority of Controlling Class Members) has been identified, (ii) the Rating Agency Condition has been satisfied, (iii) the resigning Servicer pays all reasonable out-of-pocket costs and expenses in connection with such transfer and (iv) the Successor Servicer accepts appointment prior to the effectiveness of such resignation or assignment and accepts the duties and obligations of the Servicer under this Agreement and the other Related Documents. The Servicer shall not be permitted to resign except as contemplated above in this Section 8.2 or as otherwise contemplated in Section 8.1. Upon termination of this Agreement in accordance with Section 8.1 or resignation of the Servicer in accordance with this Section 8.2, the Servicer shall be entitled to receive all unpaid Servicing Fees, Liquidation Fees, Workout Fees, reimbursements for Debt Service Advances and Collateral Protection Advances, including interest thereon at the Advance Interest Rate, and any unpaid indemnity payments and unreimbursed costs and expenses due and payable to the Servicer pursuant to this Agreement (to the extent the Servicer is entitled to repayment of such indemnity payments and reimbursement of such costs and expenses hereunder) including interest thereon at the Advance Interest Rate, in each case, in accordance with the Priority of Payments. Following the Series 2021-1 Springing Amendments Implementation Date, if the Servicer has performed any material work toward a workout, liquidation or modification which is in process, but has not been, or will not be, completed as of the date of the Servicer’s termination or resignation, the Servicer will be entitled, in addition to all other fees and expenses due and owing, a commercially reasonable fee (as determined by the Controlling Class Representative or, if there is no Controlling Class Representative, as determined by the successor Servicer) as compensation for the Servicer’s work toward such workout, liquidation or modification.

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Section 8.3 Amendments to this Agreement.

(a) This Agreement may only be amended in writing by the parties hereto and upon satisfaction of the Rating Agency Condition; provided that satisfaction of the Rating Agency Condition is not required to ~~(i)~~ cure any ambiguity or correct or supplement any provisions in this Agreement that are defective or inconsistent with any other provision in this Agreement, any other Related Document or any offering memoranda or private placement memoranda prepared in connection with the Notes; provided, further, that, prior to the Series 2021-1 Springing Amendments Implementation Date, no such amendment will adversely affect, in any material respect, the interests of the holders of any Class of Notes in any manner, without the consent of the Majority of Noteholders of such Class (or, with respect to the Controlling Class, the Controlling Class Representative). Any amendment or modification effected contrary to the provisions of this Section 8.3 shall be null and void. Unless otherwise specified in such waiver, a waiver of any right under this Agreement shall be effective only in the specific instance and for the specific purpose for which it is given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right under this Agreement or applicable law, nor shall any single or partial exercise of any such right preclude any other for further exercise thereof or the exercise of any other right under this Agreement or applicable law.

(b) Following the Series 2021-1 Springing Amendments Implementation Date, this Agreement and the other Related Documents may be amended, amended and restated, supplemented or otherwise modified by the parties thereto or the applicable Securitization Entities, the Manager, the Trustee and any other applicable party may enter into new Related Documents without the consent of the Control Party or the Servicer (except to the extent that the amendment, restatement, supplement, modification or new Related Document impacts the rights, protections, indemnities, remedies, liabilities and/or obligations of the Control Party, the Servicer or the Back-Up Manager, in which circumstance consent of the Control Party, the Servicer or the Back-Up Manager, as applicable, shall be required, to the extent that the Control Party, the Servicer or the Back-Up Manager, as applicable, shall continue to act as Control Party, Servicer or Back-Up Manager, as applicable, following the execution of any such amendment, restatement, supplement, modification or new Related Document), the Controlling Class Representative, or any Noteholder, for the purpose of modifying, replacing or subdividing the role of the Servicer, the Back-Up Manager, the Control Party or the Controlling Class Representative, with the receipt of a Rating Agency Confirmation being required for any change in respect of any of such parties’ obligation(s) to make Collateral Protection Advances or Debt Service Advances.

~~(c) Section 8.4~~ Amendments to other Agreements. ~~The~~Notwithstanding anything to the contrary set forth in any Related Documents, the Co-Issuers and the Trustee ~~agree~~may not ~~to~~ amend the Indenture or ~~the~~any other Related ~~Documents~~Document without the Servicer’s consent if such amendment would adversely affect the Servicer’s rights, ~~duties~~ indemnities, duties, protections, remedies, liabilities, obligations and/or immunities under this Agreement, the Indenture or any other Related Document.

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Section  8.4 ~~Section 8.5~~ Successors and Assigns; Additional Co-Issuers. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. Any Affiliate of Holdco that becomes a co-issuer of Notes under the Indenture may become a party to this Agreement by entering into a written addendum pursuant to which such Affiliate agrees to all of the provisions of this Agreement and to assume all of the rights, duties and obligations of a Co-Issuer hereunder.

Section 8.5 ~~Section 8.6~~ Nonpetition Covenant. The Servicer shall not, prior to the date that is one year and one day after the payment in full of the Outstanding Principal Amount of the Notes of each Series, petition or otherwise invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against any Securitization Entity under any insolvency law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Securitization Entity or any substantial part of its property, or ordering the winding up or liquidation of the affairs of such Securitization Entity.

Section 8.6 ~~Section 8.7~~ Acknowledgement. Without limiting the foregoing, the Servicer hereby acknowledges that, on the date hereof, the Co-Issuers will pledge to the Trustee under the Indenture and the Global G&C Agreement, all of such Co-Issuers’ right and title to, and interest in, this Agreement, and such pledge includes all of such Co-Issuers’ rights, remedies, powers and privileges, and all claims of such Co-Issuers against the Servicer, under or with respect to this Agreement (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity), including (i) the rights of such Co-Issuers and the obligations of the Servicer hereunder and (ii) the right, at any time, to give or withhold consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement or the obligations in respect of the Servicer hereunder to the same extent as such Co-Issuers may do. The Servicer hereby consents to such pledges described above, acknowledges and agrees that (x) the Controlling Class Representative shall be third-party beneficiaries of the rights of such Co-Issuers arising hereunder and (y) that the Trustee and the Controlling Class Representative may enforce the provisions of this Agreement, exercise the rights of such Co-Issuers and enforce the obligations of the Servicer hereunder without the consent of such Co-Issuers.

Section 8.7 ~~Section 8.8~~ Governing Law; Waiver of Jury Trial; Jurisdiction.

(a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

(b) The parties hereto each hereby waives any right to have a jury participate in resolving any dispute, whether in contract, tort or otherwise, arising out of, connected with, relating to or incidental to the transactions contemplated by this Agreement.

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(c) The parties hereto each hereby irrevocably submits (to the fullest extent permitted by applicable law) to the non-exclusive jurisdiction of any New York state or federal court sitting in the borough of Manhattan, New York City, State of New York, over any action or proceeding arising out of or relating to this Agreement or any related documents, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such New York state or federal court. The parties hereto each hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection each may now or hereafter have, to remove any such action or proceeding, once commenced, to another court on the grounds of forum non conveniens or otherwise.

Section 8.8 ~~Section 8.9~~ Notices. All notices, requests or other communications desired or required to be given under this Agreement shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, (b) national prepaid overnight delivery service, (c) telecopy or other facsimile transmission (following with hard copies to be sent by national prepaid overnight delivery service) or (d) personal delivery with receipt acknowledged in writing, to the addresses set forth below. If the Indenture or this Agreement permits reports to be posted to a password-protected website, such reports shall be deemed delivered when posted on such website. Any party hereto may change its address for notices hereunder by giving notice of such change to the other parties hereto; provided that the Manager shall notify the other parties of the address of the Controlling Class Representative and of any change of identity or address of the Controlling Class Representative or any Rating Agency. All notices and demands to any Person hereunder shall be deemed to have been given either at the time of the delivery thereof at the address of such Person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be. All notices, requests or other communications under this Agreement shall be given to the parties hereto at the following addresses:

If to the Master Issuer:

Domino’s Pizza Master Issuer LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, MI 48105

~~Attention: Stuart A. Levy~~

~~Email: [***]~~

~~[***]~~

Attention: Ryan K. Mulally

Email: [***]

If to the IP Holder:

Domino’s IP Holder LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, MI 48105

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Attention: ~~Stuart A. Levy~~ Ryan K. Mulally

Email: [***]

[***]

[***]

If to the Domestic ~~Distributor~~Supply Chain Holder:

Domino’s Pizza Distribution LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, MI 48105

Attention: ~~[***]Stuart A. Levy Ryan~~ K. Mulally

Email: [***]

[***]

[***]

If to ~~SPV Canadian Holdco~~PFS Domestic Supply Chain Holder:

Domino’s ~~SPV Canadian Holding Company Inc~~Progressive Food

Distribution LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, MI 48105

Attention: ~~Stuart A. Levy Ryan~~ K. Mulally

Email: [***]

[***]

[***]

If to ~~the Manager~~SPV Canadian Holdco:

Domino’s ~~Pizza LLC~~SPV Canadian Holding Company Inc

~~30~~24 Frank Lloyd Wright Drive

P.O. Box ~~997~~485

Ann Arbor, MI ~~48106~~48105

Attention: ~~Jessica Parrish~~ Ryan K. Mulally

Email: [***]

[***]

~~with a copy~~If to the Manager:

~~Ropes & Gray LLP~~

~~Prudential Tower~~

~~800 Boylston Street~~

~~Boston, MA 02199~~

~~Attention: Patricia Lynch~~

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~~Email: [***]~~

At the address to be provided by the Manager pursuant to the Base Indenture.

If to any Co-Issuer with a copy to:

~~Domino’s Pizza LLC~~

~~30 Frank Lloyd Wright Drive~~

~~P.O. Box 997~~

~~Ann Arbor, MI 48106~~

~~Attention: Stuart A. Levy~~

~~Email: [***]~~

~~[***]~~

At the address to be provided by any Co-Issuer pursuant to the Base Indenture.

~~and~~

~~Ropes & Gray LLP~~

~~Prudential Tower~~

~~800 Boylston Street~~

~~Boston, MA 02199~~

~~Attention: Patricia Lynch~~

~~Email: [***]~~

If to the Back-Up Manager:

~~FTI Consulting, Inc.~~

~~3 Times Square~~

~~11th Floor~~

~~New York, NY 10036~~

~~Attention: Robert J. Darefsky~~

~~Facsimile: [***]~~

41

At the address to be provided by the Back-Up Manager pursuant to the Base Indenture.

If to the Servicer:

At the address to be provided by the Servicer pursuant to the Base Indenture.

~~Midland Loan Services, a division of PNC Bank, National Association~~

~~10851 Mastin Street,~~

~~Building 82, Suite 700,~~

~~Overland Park, KS 66210~~

~~Attn: President~~

~~Facsimile: [***]~~

If to the Trustee:

~~Citibank, N.A.~~

~~388 Greenwich Street~~

~~New York, NY 10013~~

~~Attention: Agency & Trust — Domino’s~~

~~Email: [***]~~

At the address to be provided by the Trustee pursuant to the Base Indenture.

If to the Controlling Class Representative:

At the address to be provided by the Controlling Class Representative pursuant to the Base Indenture.

If to a Rating Agency:

At the address provided by the Rating Agency pursuant to the Base Indenture.

Section 8.9 ~~Section 8.10~~ Delivery Dates. If the due date of any notice, certificate or report required to be delivered by the Servicer hereunder falls on a day that is not a Business Day, the due date for such notice, certificate or report shall be automatically extended to the next succeeding day that is a Business Day.

42

Section 8.10 ~~Section 8.11~~ Entire Agreement. This Agreement and the documents referenced herein, including the Indenture, the Management Agreement, the Back-Up Management Agreement and the Related Documents, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, whether oral or written, relating to the subject matter hereof.

Section 8.11 ~~Section 8.12~~ Severability of Provisions. If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect.

Section 8.12 ~~Section 8.13~~ Binding Effect; Limited Rights of Others. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto. Except as provided in the preceding sentence and in Sections 8.4 and 8.6, nothing in this Agreement expressed or implied, shall be construed to give any Person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, agreements, representations or provisions contained herein.

Section 8.13 ~~Section 8.14~~ Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 8.14 ~~Section 8.15~~ Counterparts; Electronic Signatures and Transmission. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports,

43

notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in this Agreement that is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Agreement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

Section 8.15 ~~Section 8.16~~ Survival. The provisions of Sections 2.7, 4.1, 4.2, 4.3, 4.4, 8.6, 8.8 and this Section 8.16 shall survive the termination of this Agreement.

Section 8.16 ~~Section 8.17~~ Amendment and Restatement. The parties hereto agree in each of their respective capacities under the Original Servicing Agreement and this Agreement that (i) this Agreement amends, estates and supersedes the Original Servicing Agreement in its entirety, which is superseded in its entirety by this Agreement and shall be of no further force or effect except as amended and restated hereby and (ii) from and after the date hereof, all references in each Related Document to the Original Servicing Agreement or the “Servicing Agreement” shall be deemed and agreed to refer to this Agreement.

[The remainder of this page is intentionally left blank]

44

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name: ~~Adam J. Gacek~~
Title: ~~Secretary~~

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name: ~~Adam J. Gacek~~
Title: ~~Secretary~~

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name: ~~Adam J. Gacek~~
Title: ~~Secretary~~

DOMINO’S PROGRESSIVE FOOD DISTRIBUTIONS LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name: ~~Adam J. Gacek~~
Title: ~~Secretary~~

Domino’s – Amended and Restated Servicing Agreement

DOMINO’S PIZZA LLC, as Manager

By:
Name: ~~Adam J. Gacek~~
Title: ~~Secretary~~

Domino’s – Amended and Restated Servicing Agreement

CITIBANK, N.A., as Trustee

By:
Name:
Title:

Domino’s – Amended and Restated Servicing Agreement

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as Servicer

By:
Name:
Title:

Domino’s – Amended and Restated Servicing Agreement

Index to Terms Defined in this Agreement

Agreement	4
Annual Accountants’ Report	12
Annual Performance Certificate	13
Back-Up Management Agreement	5
Base Indenture	4
Citibank	4
Co-Issuer	4
Co-Issuers	4
Confidential Information	27
Consent Fee	17
Criteria	13
Domestic ~~Distributor~~Supply Chain Holder	4
Holdco	4
Indemnitee	18
Indenture	4
IP Holder	4
Liquidation Fee	17
Management Agreement	4
Manager	4
Master Issuer	4
Net Liquidation Proceeds	17
Notes	4
Representatives	28
Required Claims-Paying Rating	13
Servicer	4
Servicer Indemnified Parties	19
Servicer Termination Events	24
Servicer Termination Notice	26
Servicing Fee	17
Servicing Standard	9
SPV Canadian Holdco	4
Sub-Servicer	14
Sub-Servicing Agreements	14
Successor Servicer	26
Transition Plan	11
Trustee	4
Workout Fee	17

37

Exhibit A

SERVICER ASSERTION

Re: Annual Accountants’ Report

Reference is made to the Amended and Restated Servicing Agreement, dated as of April 16, 2021 (as amended, restated, amended and restated or otherwise modified and in effect from time to time, the “Servicing Agreement”) by and among Domino’s Pizza Master Issuer LLC, Domino’s IP Holder LLC, Domino’s Pizza Distribution LLC, Domino’s Progressive Foods Distribution LLC and Domino’s SPV Canadian Holding Company Inc., as Co-Issuers, Domino’s Pizza LLC, as Manager, Citibank, N.A., as Trustee, and Midland Loan Services, a division of PNC Bank, National Association, as Servicer. Capitalized terms not defined here shall have the meanings set forth in, or incorporated by reference into, the Servicing Agreement.

Pursuant to Section 2.9 of the Servicing Agreement, it is hereby certified that on behalf of Midland Loan Services, a division of PNC Bank, National Association (the “Servicer”), (i) a review of the Servicer’s activities during the calendar year [___] (the “Reporting Period”) and of its performance under the Servicing Agreement has been made under the undersigned officer’s supervision and (ii) to the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the Reporting Period.

By:
Name:
Title:
Date:

38

Exhibit E-1

Model Operating Agreement Amendments (LLCs)

[See attached]

~~EXECUTION VERSION~~Conformed 2nd A&R LLCA through Omnibus Amendment dated September 5, 2025

SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY

AGREEMENT

OF

DOMINO’S PIZZA FRANCHISING LLC

This Second Amended and Restated Limited Liability Company Agreement (together with the schedules attached hereto, and as further amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) of Domino’s Pizza Franchising LLC, a Delaware limited liability company (the “Company”), dated as of March 15, 2012, is entered into by and among Domino’s Pizza Master Issuer LLC, a Delaware limited liability company (the “Master Issuer”), as the sole equity member (together with any other member admitted to the Company in accordance with Section 23 hereof, the “Member”) and ~~Orlando C. Figueroa and Benjamin B. Abedine~~Albert J. Fioravanti and Linda Ciaramella, each as a Special Member and an Independent Manager (as such terms are defined on Schedule A attached hereto). Capitalized terms used and not otherwise defined in this Agreement have the meanings assigned to such terms in the Indenture.

The Company was formed pursuant to the filing of the Certificate of Formation (as hereinafter defined) with the Secretary of State of the State of Delaware on March 2, 2007, as amended on March 13, 2007. The Member of the Company adopted the Amended and Restated Limited Liability Company Agreement, dated as of April 16, 2007 (the “Existing Limited Liability Company Agreement”) pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del. C. § 18-101 et seq.), as amended from time to time (the “Act”). The Member and ~~Orlando C. Figueroa and Benjamin B. Abedine~~Albert J. Fioravanti and Linda Ciaramella, each of whom may be automatically admitted to the Company as a Special Member pursuant to Section 5(c), hereby agree to (i) continue the company pursuant to and in accordance with the Act and (ii) amend and restate the Existing Limited Liability Company Agreement in its entirety as follows:

Section 1. Name. The name of the limited liability company continued hereby is Domino’s Pizza Franchising LLC.

Section 2. Principal Business Office. The principal business office of the Company shall be located at 24 Frank Lloyd Wright Drive, P.O. Box 485, Ann Arbor, Michigan 48105, or such other location as may hereafter be determined by the Member.

Section 3. Registered Office. The address of the registered office of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

Section 4. Registered Agent. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

Section 5. Member.

(a) The mailing address of the Member is set forth on Schedule B attached hereto. The Member was admitted to the Company as a member of the Company upon its execution of a counterpart signature page to the Existing Limited Liability Company Agreement, and hereby continues the Company.

(b) Subject to Section 9(j), the Member may act by written consent.

(c) Upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than upon continuation of the Company without dissolution upon the resignation of the Member and the admission of an additional member of the Company pursuant to Sections 22 and 23), each Person acting as an Independent Manager pursuant to Section 10, who (i) shall be specified from time to time as provided in Section 10, (ii) shall have executed a signature page to this Agreement and (iii) shall ~~initially be Orlando C. Figueroa and Benjamin B. Abedine~~be Albert J. Fioravanti and Linda Ciaramella, shall, without any action of any Person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a Special Member and shall continue the Company without dissolution. Prior to the occurrence of any such event and admission to the Company as a Special Member, no Person acting as an Independent Manager shall be a member of the Company nor shall such Person have any rights or obligations under this Agreement, except (A) his or her duties and obligations as an Independent Manager pursuant to this Agreement and (B) his or her obligation to become a Special Member and be admitted to the Company upon the occurrence of the conditions specified in the preceding sentence. No Special Member may resign from the Company or transfer his or her rights or obligations as Special Member unless (1) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement and (2) such successor has also accepted his or her appointment as an Independent Manager pursuant to Section 10; provided, however, that each Special Member shall automatically cease to be a member (but not an Independent Manager) of the Company upon the admission to the Company of a substitute Member, appointed by the personal representative of the Person that had been the last remaining member. Upon admission to the Company, each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in his or her capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, a Special Member, in his or her capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, any Material Action. In order to implement the admission to the Company of a Special Member, each Person acting as an Independent Manager pursuant to Section 10 and who is designated to be a Special Member in accordance with this Section 5(c) shall execute a counterpart to this Agreement.

Section 6. Certificates. Michael R. Newell was previously designated as an “authorized person” within the meaning of the Act, and has executed, delivered and filed (such filing being hereby ratified and confirmed in all respects) the Certificate of Formation with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, his powers as an “authorized person” ceased, and the Officers of the Company (as defined in Section 11 and further specified in Schedule E) thereupon became the designated “authorized persons” and shall continue as the designated “authorized persons”

2

within the meaning of the Act. The Officers of the Company, as authorized persons within the meaning of the Act, shall execute, deliver and file, or cause the execution, delivery and filing of, all certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed with the Secretary of State of the State of Delaware. The Officers shall execute, deliver and file, or cause the execution, delivery and filing of any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any other jurisdiction in which the Company may wish to conduct business.

On March 13, 2007, Elisa D. Garcia C., acting as an “authorized person,” executed, delivered and filed (such filing being hereby ratified and confirmed in all respects) the Certificate of Amendment of the Certificate of Formation of Domino’s Pizza Franchisor LLC, amending the Company’s name to Domino’s Pizza Franchising LLC with the Secretary of State of the State of Delaware.

The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.

Section 7. Purposes.

(a) The purposes to be conducted or promoted by the Company shall be to engage solely in the following activities:

(i) to engage in the activities described in Section 7(b);

(ii) to hold, together with its Subsidiaries, assets sufficient to qualify for the Large Franchisor Exemption;

(iii) to license the Domino’s IP for use in the Domestic Territory from the IP Holder pursuant to the Domestic Franchisor IP License Agreement;

(iv) to enter into and serve as “franchisor” with respect to all Post-Securitization Domestic Franchise Arrangements;

(v) to enter into and perform its obligations under Third-Party License Agreements related to the Domino’s Brand or any Future Brand;

(vi) to retain a Manager to manage its assets pursuant to a Management Agreement;

(vii) to guarantee, pursuant to the Global G&C Agreement, the obligations of the Co-Issuers under the Indenture and the other Related Documents and any Notes issued thereunder;

(viii) to pledge substantially all of its assets, including its right, title and interest in the Equity Interests of any Securitization Entities (to the extent required by the Related Documents), to secure its guarantee of the Co-Issuers’ obligations under the Indenture and the other Related Documents and any Notes issued thereunder;

3

(ix) to make distributions from time to time to the Member;

(x) to own the Equity Interests of the Domestic Distribution Real Estate Holder;

(xi) to engage in such other activities as may be required in connection with conservation of the Collateral and the making of payments to the Noteholders or the Trustee;

(xii) to enter into the other Related Documents to which it is a party;

(xiii) to incur obligations with respect to letters of credit issued under any Variable Funding Note Purchase Agreement to secure obligations of one or more Non-Securitization Entities if the Master Issuer receives a reasonable, arms-length fee from each such Non-Securitization Entity whose obligations are so secured;

(xiv) to maintain the Domestic Franchising Concentration Account and the related Account Agreements;

(xv) to engage in certain other activities required or permitted under the Related Documents; and

(xvi) to engage in and perform any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related or incidental to, or necessary, convenient or advisable for, the accomplishment of the above-mentioned purposes.

(b) The Company is hereby authorized to execute, deliver and perform, by or through the Member or any Manager or Officer or Transitional Officer (subject to the terms of Section 11(g)), if any, acting on behalf of the Company, and each is hereby authorized to execute and deliver, the Related Documents to which the Company is a party and all documents, agreements, certificates, financing statements or instruments contemplated thereby or related thereto, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization shall not be deemed a restriction on the powers of the Member or any Manager or Officer or Transitional Officer, if any, to enter into other agreements or documents on behalf of the Company, each to the extent consistent with and related or incidental to, or necessary, convenient or advisable for, the accomplishment of the permitted purposes set forth in clause (a) above.

Section 8. Powers. Subject to Section 9(j) and Section 11(g), the Company, and the Board of Managers and the Officers or Transitional Officer, if any, on behalf of the Company, (i) shall have and exercise all powers necessary, convenient or incidental to accomplish the purposes of the Company set forth in Section 7 and (ii) shall have and exercise all of the powers and rights conferred upon limited liability companies formed pursuant to the Act.

4

Section 9. Management.

(a) Board of Managers. Subject to Section 9(j) and 11(g), the business and affairs of the Company shall be managed by or under the direction of a Board of one or more Managers (other than the Independent Managers except for those matters referred to in Sections 9(j)(ii), 9(j)(iii), and 9(j)(v)) designated by the Member. Subject to Section 10, the Member may determine at any time in its sole and absolute discretion the number of Managers to constitute the Board. The authorized number of Managers may be increased or decreased by the Member at any time in its sole and absolute discretion, upon notice to all Managers, and subject in all cases to Section 10. The initial number of Managers shall be five (5), two (2) of which shall be Independent Managers pursuant to Section 10. Each Manager elected, designated or appointed by the Member shall hold office until a successor is elected and qualified or until such Manager’s earlier death, resignation, expulsion or removal; provided that in the event that an Independent Manager resigns or is otherwise removed from its position as Independent Manager, a replacement Independent Manager shall be appointed as set forth in Section 10. Each Manager shall execute and deliver the LLC Management Agreement, substantially in the form of Schedule C attached hereto. A Manager need not be a member of the Company. The initial Managers designated by the Member are listed on Schedule D attached hereto.

(b) Powers. Subject to Section 9(j) and, with respect to the Transitional Officer, Section 11(g), the Board of Managers shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise. Subject to Sections 7 and 9 and Section 11(g) with respect to the Transitional Officer (if any), the Board of Managers ~~has~~shall have the authority to bind the Company.

(c) Meetings of the Board of Managers. The Board of Managers may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board may be called by the President on not less than one day’s notice to each Manager (other than the Independent Managers except for those matters referred to in Sections 9(j)(ii), 9(j)(iii), and 9(j)(v)) by telephone, facsimile, mail, telegram or any other means of communication, and special meetings shall be called by the President or Secretary in like manner and with like notice upon the written request of any one or more of the Managers (other than the Independent Managers except for those matters referred to in Sections 9(j)(ii), 9(j)(iii) and 9(j)(v)).

(d) Quorum; Acts of the Board. Except as otherwise provided in any other provision of this Agreement and subject to Sections 9(j)(ii), 9(j)(iii) and 9(j)(v), at all meetings of the Board or any committee thereof, a majority of the Managers or such committee (other than the Independent Managers) shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, and subject to Sections 9(j)(ii), 9(j)(iii) and 9(j)(v), the act of a majority of the Managers (other than the Independent Managers) present at any meeting of the Board or any committee thereof at which there is a quorum shall be the act of the Board or such committee. If a quorum shall not be present at any meeting of the Board or any committee thereof, a majority of the Managers present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, that are required at a meeting of the Board, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be.

5

(e) Electronic Communications. Board members, or any committee designated by the Board, may participate in meetings of the Board, or any committee, by means of telephone conference or similar communications equipment that allows all Persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in person at the meeting. If all the participants are participating in a meeting by telephone conference or similar communications equipment, such meeting shall be deemed to have been held at the principal place of business of the Company.

(f) Committees of Managers.

(i) The Board may, by resolution passed by a majority of the Board (other than the Independent Managers), designate one or more committees, each committee to consist of one or more of the Managers of the Company. The Board may designate one or more Managers as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

(ii) In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

(iii) Any such committee, to the extent provided in the resolution of the Board, and subject to, in all cases, Sections 9(j)(ii), 9(j)(iii), 9(j)(v) and 10, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

(g) Compensation of Managers; Expenses. The Board shall have the authority to fix the compensation of Managers. The Managers may be paid their expenses, if any, of attendance at meetings of the Board, which may be a fixed sum for attendance at each meeting of the Board or a stated salary as Manager. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

(h) Removal of Managers. Unless otherwise restricted by law, and subject to Section 10, any Manager or the entire Board of Managers may be removed or expelled, with or without cause, at any time by the Member, and any vacancy caused by any such removal or expulsion may be filled by action of the Member.

(i) Managers as Agents. To the extent of their powers set forth in this Agreement and subject to Section 9(j), the Managers are agents of the Company for the purpose of the Company’s business, and the actions of the Managers taken in accordance with the powers set forth in this Agreement shall bind the Company. Notwithstanding the last sentence of Section 18-402 of the Act, except as provided in this Agreement or in a resolution of the Board, a Manager may not bind the Company.

6

(j) Limitations on the Company’s Activities.

(i) This Section 9(j) is being adopted in order to comply with certain provisions required in order to qualify the Company as a “special purpose” entity. The Company is to be operated in such a manner as the Board of Managers deems reasonable and necessary or appropriate to preserve the limited liability of the Member, the separateness of the Company from the business and affairs of the Member or any Affiliate of the Member, and until one year and one day after the Notes have been paid in full, to comply with the provisions of this Section ~~9m~~9(j).

(ii) The Member shall not be authorized or empowered, as long as the Indenture has not been terminated in accordance with the terms thereof, to amend, alter, change or repeal the definition of “Independent Manager” or Sections 5(c), 7, 8, 9(a), 9(h), 9(j), 10, 11(f), 16, 20(a)(~~v~~iv), 20(a)(~~vi~~v ), 21, 22, 23, 24, 25 or 30 or Schedule A (but, with respect to Schedule A, only to the extent that a term defined in Schedule A is used in any of the Sections of this Agreement referenced in this sentence or within the definition of such term) of this Agreement without the unanimous written consent of the Board (including all Independent Managers); it being understood that any such amendment or repeal made without obtaining such unanimous consent shall, to the fullest extent permitted by law, be null and void ab initio. Subject to this Section 9(j), the Member reserves the right to amend, alter, change or repeal any provisions contained in this Agreement in accordance with Section 30.

(iii) Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, the Member, the Board, any committee of the Board, any Officer, any Manager or any other Person, as long as the Indenture has not been terminated in accordance with its terms, none of the Member, the Board, any Officer, any Manager nor any other Person shall be authorized or empowered, nor shall any of them permit the Company to, without the prior written consent of the Member and the prior unanimous written consent of the Board (including all Independent Managers), take any Material Action; provided, however, that, as long as the Indenture has not been terminated in accordance with its terms, the Board may not vote on, or authorize the taking of, any Material Action, unless there are at least two (2) Independent Managers then serving in such capacity; provided further, that, as long as the Indenture has not been terminated in accordance with its terms and so long as such Material Action will be taken after the Series 2012-1 Closing Date, the Company shall provide written notice of any Material Action taken to each Rating Agency.

(iv) So long as the Indenture has not been terminated in accordance with its terms, the Company shall not incur any Indebtedness except as permitted under the Related Documents.

(v) The Company shall do all things necessary to preserve and keep in full force and effect its existence and limited liability company powers; provided, however, that the Company shall not be required to preserve any such limited liability company powers if the Board (including all Independent Managers) shall unanimously determine that the preservation thereof is no longer desirable for the conduct of the Company’s business and that the loss thereof would not be disadvantageous in any material respect to the Company. The Company shall also:

(a)

maintain its own books and records and bank accounts (separate from any other Person, other than any other Securitization Entity) including preparation of separate financial statements in accordance with GAAP;

7

(b)	at all times hold itself out to the public as a legal entity separate from and not a division of the Member or any other Person (other than any other Securitization Entity);

(c)

in accordance with the terms hereof, ensure that the Board of Managers shall, at all times, have at least two (2) Independent Managers for so long as the Indenture has not been terminated in accordance with its terms;

(d)

file its own tax returns, if any, as may be required under applicable law, to the extent it is (i) not part of a consolidated group filing a consolidated return or returns or (ii) not treated as a division, for tax purposes, of another taxpayer or otherwise disregarded for tax purposes, and pay any taxes so required to be paid under applicable law;

(e)

except as contemplated by the Related Documents or with respect to any other Securitization Entity, not commingle its assets with assets of any other Person, including, without limitation, any Member and any direct or ultimate parent of any Member and hold all of its assets in its own name;

(f)	conduct its own business in its own name;

(g)	pay its own liabilities only out of its own funds;

(h)

so long as the Indenture has not been terminated in accordance with its terms, maintain an arm’s length relationship with DPL and the Affiliates of DPL (other than any other Securitization Entity), except as contemplated or permitted herein or by the Related Documents;

(i)

pay the salaries of its own employees, its operating expenses and the fees and expenses of its agents, and maintain a sufficient number of employees in light of its contemplated business operations, if any;

(j)

so long as the Indenture has not been terminated in accordance with its terms, not hold out its credit or assets as being available to satisfy the obligations of others nor guarantee or become obligated for the debts of any other entity other than any other Securitization Entity (except as contemplated or permitted herein or by the Related Documents);

(k)	allocate fairly and reasonably any overhead for shared office space;

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(1)	use separate stationery, invoices, checks and telephone and facsimile numbers separate from DPL and the Affiliates of DPL (other than any other Securitization Entity);

(m)	so long as the Indenture has not been terminated in accordance with its terms, not pledge its assets for the benefit of any other Person (except as contemplated by the Related Documents);

(n)	correct any known misunderstanding regarding its separate existence and identity;

(o)	maintain adequate capital in light of its contemplated business purposes, transactions and liabilities;

(p)

cause its Board of Managers to meet at least annually or act pursuant to written consent and keep minutes of such meetings and actions and observe all other Delaware limited liability company formalities;

(q)

so long as the Indenture has not been terminated in accordance with its terms, not acquire any obligations or securities or other ownership interests of DPL or any Affiliate of DPL other than any other Securitization Entity (except as contemplated by the Related Documents);

(r)	so long as the Indenture has not been terminated in accordance with its terms, not incur, create or assume any Indebtedness (except as permitted by the Related Documents or this Agreement);

(s)

so long as the Indenture has not been terminated in accordance with its terms, not guarantee any obligation of any Person other than any other Securitization Entity or except as permitted by the Related Documents or this Agreement;

(t)

so long as the Indenture has not been terminated in accordance with its terms, to the fullest extent permitted by law, not engage, directly or indirectly, in any business other than the actions required or permitted to be performed under the Related Documents or this Agreement;

(u)

so long as the Indenture has not been terminated in accordance with its terms, to the fullest extent permitted by law, not engage in any dissolution, liquidation, consolidation, merger, asset sale or transfer of ownership interests other than such activities as are permitted by the Related Documents or this Agreement;

(v)

so long as the Indenture has not been terminated in accordance with its terms, not make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any Person other than any other Securitization Entity, except that (1) the Company may own membership interests in its subsidiaries permitted under the Related Documents or this Agreement and may invest in those investments permitted under the Related Documents or this Agreement and may make any advance or loan permitted in the Related Documents or this Agreement and permit the same to remain outstanding in accordance with such provisions and (2) the Company may hold ~~Franchise~~Franchisee Promissory Notes;

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(w)

so long as the Indenture has not been terminated in accordance with its terms, not form, acquire or hold any Subsidiary other than any other Securitization Entity except as permitted under the Related Documents;

(x)

cause the Managers, Officers, agents and other representatives of the Company to act at all times with respect to the Company consistently and in furtherance of the foregoing and in the best interest of the Company; provided that, in the case of the Transitional Officer (if any), such actions of the Transitional Officer (if any) shall be subject to Section 11(g)(vi) hereof;

(y)

cause any Independent Manager of the Company, to the extent permitted by law, until one year and one day after the Notes have been paid in full, to make decisions with respect to the business and daily operations of the Company independent of, and not dictated by, the Member or any Affiliate of the Member; and

(z)	comply with the provisions of this Agreement.

Failure of the Company, or the Member or the Board on behalf of the Company, to comply with the foregoing covenants or any other covenants set forth herein, shall not affect the status of the Company as a separate legal entity or the limited liability of the Member or Managers. In the absence of actual knowledge to the contrary, each Member of the Board shall be entitled to assume that the Manager is in compliance with its obligations under the Management Agreement.

Section 10. Independent Managers. As long as the Indenture has not been terminated in accordance with its terms, the Company shall, in accordance with the provisions of this Agreement, have at least two (2) Independent Managers who will be appointed by the Member. The Independent Managers shall not delegate their duties, authorities or responsibilities hereunder. To the fullest extent permitted by law, including, without limitation, Section 18-1101(c) of the Act, the Independent Managers shall consider only the interests of the Company, including its respective creditors, and not its Affiliates, in acting or otherwise voting on any matter provided for in this Agreement; provided, however, that nothing contained in this sentence or in this Agreement shall in any way restrict the Company’s ability to make distributions to the extent such distributions are not prohibited by the Act. Except for duties to the Company as set forth in the immediately preceding sentence (including duties to the Member and the Company’s creditors solely to the extent of their respective economic interests in the Company but excluding (i) all other interests of the Member, (ii) the interests of other Affiliates of the Company and (iii) the interests of any group of Affiliates of which the Company is a part), the Independent Managers shall not have any fiduciary duties to the Member, any Manager or any other Person bound by this Agreement; provided, however, the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing. To the fullest extent permitted by law, including Section 18-1101(e) of the Act, an Independent Manager shall not be liable to the Company, the Member or any other Person bound by this Agreement for breach of contract

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or breach of duties (including fiduciary duties), unless the Independent Manager acted in bad faith or engaged in willful misconduct. As long as the Indenture has not been terminated in accordance with its terms, unless otherwise restricted by law, the Independent Managers may not be removed unless it is for Cause. As long as the Indenture has not been terminated in accordance with its terms, to the fullest extent permitted by law, no resignation or removal of an Independent Manager, and no appointment of any successor Independent Manager, shall be effective until each such successor (i) shall have accepted his or her appointment as an Independent Manager by a written instrument, which may be a counterpart signature page to the LLC Management Agreement, and (ii) shall have executed a counterpart to this Agreement as required pursuant to Section 5(c). As long as the Indenture has not been terminated in accordance with its terms, in the event of a vacancy in the position of any Independent Manager, the Member shall, as soon as practicable, appoint a successor Independent Manager and until such vacancy is filled, the Board shall be prohibited from voting on any Material Action; provided that, at any time there is a Transitional Officer, the Transitional Officer shall have the authority in accordance with Section 11(g) hereof, at the sole cost of the Company, to appoint a successor Independent Manager to the extent the Member does not make such an appointment within thirty (30) days of the commencement of any such vacancy (or for such shorter period to the extent that the Transitional Officer has reasonable ground to believe that the Member will not replace the Independent Manager within such period). Notwithstanding anything to the contrary contained in this Agreement, for so long as the Indenture has not been terminated in accordance with its terms, no Independent Manager shall be removed or replaced on any date other than the Closing Date unless the Company provides the Trustee and the Controlling Class Representative with no less than five (5) Business Days’ prior written notice, unless waived, of (a) any proposed removal of such Independent Manager (including the finding of Cause), and (b) the identity of the proposed replacement Independent Manager, together with a certification that such replacement satisfies the requirements for an Independent Manager set forth in this Agreement; provided, however, that such five (5) Business Days’ prior notice requirement shall not apply in the event of the disability, incapacity or death of an Independent Manager. As a condition to the effectiveness of any such replacement or appointment, for so long as the Indenture has not been terminated in accordance with its terms, the Member shall certify to the Company that the designated Person satisfied the criteria set forth in the definition of “Independent Manager” and the Board shall acknowledge in writing, that in the Board’s reasonable judgment, the designated Person satisfies the criteria set forth in the definition of “Independent Manager.” All right, power and authority of the Independent Managers shall be limited to the extent necessary to exercise those rights, and perform those duties, of the Independent Managers specifically set forth in this Agreement. No Independent Manager shall at any time serve as trustee in bankruptcy for any Affiliate of the Company. Notwithstanding any other provision of this Agreement to the contrary, the Independent Managers, in their capacity as Independent Managers, may only act, vote or otherwise participate in those matters referred to in Sections 9(j)(ii), 9(j)(iii) and 9(j)(v).

Section 11. Officers.

(a) Officers. The initial Officers of the Company shall be designated by the Member. The additional or successor Officers of the Company shall be chosen by the Board (other than the Independent Managers) and may consist of a President, a Secretary, a Treasurer a Chief Financial Officer and a Chief Executive Officer. The Board of Managers (other than the Independent Managers) may also choose one or more Vice Presidents, Assistant Vice Presidents,

11

Assistant Secretaries, Assistant Treasurers and Corporate Controllers. Any number of offices may be held by the same Person. The Board of Managers (other than the Independent Managers) may appoint such other Officers and agents as it shall deem necessary or advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Managers (other than the Independent Managers). The salaries of all Officers and agents of the Company shall be fixed by or in the manner prescribed by the Board of Managers (other than the Independent Managers). The Officers of the Company shall hold office until their successors are chosen and qualified. Any Officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Managers (other than the Independent Managers). Any vacancy occurring in any office of the Company shall be filled by the Board (other than the Independent Managers). The initial Officers of the Company designated by the Member are listed on Schedule E attached hereto.

(b) President and Vice Presidents. The President shall be the chief executive officer of the Company, shall preside at all meetings of the Board of Managers and shall have direct charge of all business operations of the Company and, subject to the control of the Board of Managers, shall have general charge and supervision of the business of the Company. The President or any other Officer authorized by the President or the Board of Managers (other than the Independent Managers) shall execute all bonds, mortgages and other contracts on the Company’s behalf, except (i) where required or permitted by law or this Agreement to be otherwise signed and executed, including Section 7(b), (ii) where signing and execution thereof shall be expressly delegated by the Board of Managers (other than the Independent Managers) to some other Officer or agent of the Company and (iii) as otherwise permitted by Section 11(c). Any vice presidents of the Company shall have duties as shall be designated from time to time by the Board of Managers (other than the Independent Managers) or the President.

(c) Secretary and Assistant Secretaries. The Secretary shall be responsible for filing legal documents and maintaining records for the Company. The Secretary or Assistant Secretary shall attend all meetings of the Board of Managers and record all the proceedings of the meetings of the Company and of the Board of Managers in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or shall cause to be given, notice of all meetings of the Member, if any, and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board of Managers (other than the Independent Managers) or the President, under whose supervision the Secretary shall serve. The Secretary shall have such other duties and powers as may from time to time be designated by the Board of Managers (other than the Independent Managers) or the President. Any Assistant Secretaries shall have such duties and powers as shall be designated from time to time by the Board of Managers (other than the Independent Managers) or the President.

(d) Treasurer and Assistant Treasurers. Unless the Board of Managers (other than the Independent Managers) otherwise specifies, the Treasurer, corporate controller and the chief financial officer of the Company shall be in charge of its funds and valuable papers and shall have such other duties and powers as may be designated from time to time by the Board of Managers (other than the Independent Managers) or the President. Any Assistant Treasurers of the Company shall have such duties and powers as shall be designated from time to time by the Board of Managers (other than the Independent Managers) or the President.

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(e) Officers as Agents. The Officers, to the extent of their powers set forth in this Agreement or otherwise vested in them by action of the Board of Managers not inconsistent with this Agreement, are agents of the Company for the purpose of the Company’s business and, subject to Section 9(j), the actions of the Officers taken in accordance with such powers shall bind the Company.

(f) Nonpetition by Officers. Until the date that is one year and one day after the date upon which the Indenture is terminated in accordance with the terms thereof, each Officer shall agree, on account of any indemnification or other payment owing to such Officer by the Company under Section 20 or any payment otherwise owing to such Officer from the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or Governmental Authority for the purpose of commencing or sustaining an involuntary case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company. Each Officer shall be deemed to have consented to (a) the provisions of this Section 11(f) by accepting an appointment as an Officer by the Board of Managers and (b) each of the Company and the Member having the right to enforce the provisions of this Section 11(f).

(g) Transitional Officer. Notwithstanding any provision in this Agreement to the contrary:

(i) Upon the occurrence of a Manager Termination Event and delivery of (A) a Manager Termination Notice with respect to the termination of the Manager pursuant to Section 6.1 of the Management Agreement, (B) a notice from the Trustee (as defined in the Management Agreement) to the Back-Up Manager with respect to the commencement of the Back-Up Manager’s performance of the Hot Back-Up Management Duties pursuant to Section 2.5 of the Back-Up Management Agreement and (C) a notice to the Manager from the Back-Up Manager or a Successor Manager, in writing, that the Back-Up Manager or Successor Manager, as applicable, has reasonably determined that the Manager has failed to comply with its Disentanglement and Continuity of Services obligations set forth in Section 6.2(a) of the Management Agreement, the Back-Up Manager or Successor Manager, as applicable, may, but shall not be obligated to, appoint one individual to serve as a “Transitional Officer” of the Company. If a Transitional Officer is so appointed, the Back-Up Manager shall give prompt written notice (within no more than two (2) Business Days (as defined in the Indenture)) thereto to each of the Servicer, the Control Party (each as defined in the Indenture) and the Trustee, inclusive of full contact information therefor. For the avoidance of doubt, the Transitional Officer, if any, shall be an officer of the Company but only as and to the extent of the Transitional Officer’s obligations and liabilities specifically set forth herein.

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(ii) The Transitional Officer, if appointed, shall have the authority to take all actions necessary, in accordance with and pursuant to the Back-Up Management Agreement and the Related Documents, to: (A) exercise full inspection and audit rights with respect to the Company and to protect the Collateral and the condition and value thereof, (B) restructure and re-negotiate (or terminate) or assist in restructuring and renegotiating (or terminating) one or more Related Documents previously entered into by the Company, (C) on behalf of the Company, make and implement personnel decisions or advise the Company in making or implementing personnel decisions on behalf of the Company, (D) hire, on behalf of the Company, or assist the Company in hiring external consultants and other qualified Persons to facilitate operations, subject to any restrictions contained in the Related Documents, (E) assist the Control Party in the liquidation of the Collateral to the extent such liquidation is permitted under the Related Documents and allowed or as directed to by the Trustee (at the direction of the Control Party (acting at the direction of the Controlling Class Representative)) under the Related Documents or applicable Requirements of Law, if reasonably necessary, subject to satisfaction of the applicable conditions to such actions under the applicable Related Documents and (F) implement the Transition Plan (collectively, and together with the authority set forth below in Section 11(g)(iii), the “Scope of Authority”). For greater certainty, all actions of the Company outside of the Scope of Authority shall continue to be made in accordance with Sections 7, 8 and 9 of this Agreement. For the avoidance of doubt and notwithstanding anything to the contrary either in this Agreement or in any Related Document, the Transitional Officer shall, in no event, be required to assume any ownership interest in the Company or ownership in or to any of its assets, or to assume direct or indirect liability for any of them.

(iii) Upon any vacancy in the position of Independent Manager that continues for at least thirty days (or such shorter period to the extent that the Transitional Officer has reasonable ground to believe that the Member will not replace the Independent Manager within such period), the Transitional Officer shall have the authority to appoint a successor Independent Manager at the sole cost of the Company; provided, however, that any such successor Independent Manager shall satisfy the definition of “Independent Manager” set forth in this Agreement.

(iv) Once appointed, the Transitional Officer’s term shall end on the earlier of the first day on which (A) the Back-Up Manager no longer serves as Interim Successor Manager, (B) if a Successor Manager has been appointed, a complete Disentanglement has been effected or (C) the Back-Up Manager, in its sole and absolute discretion, terminates such appointment.

(v) The Company, as and when required pursuant to the terms of the Back-Up Management Agreement, shall cause the Transitional Officer to be covered by or otherwise named as a named insured, an “insured person”, an “executive” or an “individual insured”, as may apply, on its directors’ and officers’ insurance policy, if any, and, as reasonably requested by the Back-Up Manager, any other insurance maintained by it, in each case, to the extent required by, in accordance with, and subject to the terms and conditions of, the Related Documents.

(vi) To the fullest extent permitted by law, including Section 18-1101(e) of the Act, the Transitional Officer shall consider the interests of the Company, including its creditors, and may consider the Back-Up Manager’s duties and obligations under the Back-Up Management Agreement, in carrying out its duties under this Agreement. Except for duties to the Company as set forth in the immediately preceding sentence (including duties to the Member and the Company’s creditors solely to the extent of their respective economic interests in the Company but excluding (i) all other interests of the Member, (ii) the interests of other Affiliates

14

of the Company, and (iii) the interests of any group of Affiliates of which the Company is a part), the Transitional Officer shall not have any fiduciary duties to the Member, the Board of Managers or any other Person bound by this Agreement; provided, however, the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing.

(vii) The term “Manager” as used in this Section 11(g) shall mean such term as defined in the Management Agreement.

Section 12. Limited Liability. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Member nor the Special Member nor any Manager nor the Transitional Officer shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Special Member or Manager or Transitional Officer of the Company. Notwithstanding anything to the contrary contained in this Agreement, any liability of Transitional Officer under this Agreement shall be limited by the terms and provisions as set forth in the Back-Up Management Agreement and nothing set forth in this Agreement shall in any way limit the rights of the Back-Up Manager under the Back-Up Management Agreement, including, without limitation, any rights (including the right to collect any fees and/or reimbursements of costs and/or expenses), privileges, protections and/or indemnifications.

Section 13. Capital Contributions. The Member has made an initial capital contribution to the Company in an amount as listed on Schedule B attached hereto. In accordance with Section 5(c), the Special Member shall not be required to make any capital contributions to the Company.

Section 14. Additional Contributions. The Member is not required to make any additional capital contribution to the Company. However, the Member may make additional capital contributions to the Company at any time. Schedule B of this Agreement shall be revised from time to time to the extent that the Member makes an additional capital contribution to the Company. The provisions of this Agreement, including this Section 14, are intended to benefit the Member and the Special Member and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor of the Company shall be a third-party beneficiary of this Agreement), and the Member and the Special Member shall not have any duty or obligation to any creditor of the Company to make any contribution to the Company or to issue any call for capital pursuant to this Agreement.

Section 15. Allocation of Profits and Losses. The Company’s profits and losses shall be allocated to the Member.

Section 16. Distributions. In accordance with the terms of the Related Documents, distributions shall be made, from time to time, to the Member at the times and in the aggregate amounts determined by the Board (other than the Independent Managers) and may be made pursuant to a standing resolution of the Board; provided, however, distributions shall be made no less frequently than on each Weekly Allocation Date, commencing with the first Weekly Allocation Date to occur in April 2007, in an amount equal to the Free Cash Flow for the

15

applicable Weekly Collection Period. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Member on account of its interest in the Company if such distribution would violate the Act (including Section 18-607 of the Act) or any other applicable law. Further, so long as the Indenture has not been terminated in accordance with its terms, the Company shall make distributions, subject to the Act (including Section 18-607 of the Act), solely to the extent permitted by the Indenture.

Section 17. Fiscal Year; Books and Records. The fiscal year of the Company shall operate on a 52 or 53 week year ending, in the case of a 52 week year, on the Sunday closest to December 31 with fiscal quarters comprised of three 12-week periods and one 16-week period, and in the case of a 53 week year, on the Sunday closest to December 31 with fiscal quarters comprised of three 12-week periods and one 17-week period.

The Company shall keep complete and accurate books of account and records with respect to the Company’s business. The books of the Company shall at all times be maintained by the Board (other than the Independent Managers) or any Officer designated by the Board (other than the Independent Managers). The Member and its duly authorized representatives shall have the right to examine the Company’s books, records and documents during normal business hours. The Company, and the Board on behalf of the Company, shall not have the right to keep confidential from the Member any information that the Board would otherwise be permitted to keep confidential from the Member pursuant to Section 18-305(c) of the Act. The Company’s books of account shall be kept using the method of accounting determined by the Member. The Company’s independent auditor, if any, shall be an independent public accounting firm selected by the Member.

Section 18. Tax Classification. The Member intends that the Company be treated for United States federal tax purposes as a disregarded entity pursuant to United States Treasury Regulations § 301.7701-2(c)(2), and, notwithstanding anything to the contrary contained in this Agreement, neither the Company nor the Member shall take any action or position for any purposes that is inconsistent with such intent.

Section 19. Other Business. The Related Documents provide that certain business opportunities must be provided to the Securitization Entities. To the extent not inconsistent with these obligations and notwithstanding any duty otherwise existing at law or in equity, the Member, the Special Members, the Transitional Officer and any Affiliate of the Member or a Special Member or the Transitional Officer, subject to the Related Documents, may engage in or possess an interest in other business ventures of every kind and description, independently or with others, including any business venture that may compete with the business of the Company, and the Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement. To the fullest extent permitted by law, no member of the Board of Managers ~~or~~ ,Member or the Transitional Officer (if any) which acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Company shall have any duty to communicate or offer such opportunity to the Company. No amendment or repeal of this Section 19 shall apply to or have any effect on the liability or alleged liability of any member of the Board of Managers ~~or~~ ,Member or any Transitional Officer (if any) for or with respect to any opportunities of which any such member of the Board of Managers ~~or~~ ,Member or Transitional Officer (if any) becomes aware prior to

16

such amendment or repeal. If the provisions of this Section 19 are inconsistent with the provisions of any Related Document or any agreement between the Company and any Member or any member of the Board of Managers, such persons party to such Related Documents and such agreements agree to be bound by such Related Documents and such agreements.

Section 20. Exculpation and Indemnification.

(a) General.

(i) To the fullest extent permitted by law, ~~neither~~none of the Member, any Special Members, the Transitional Officer nor any Officer, Manager or agent of the Company nor any employee, officer, representative, agent or Affiliate of the Member, any Special Members, the Transitional Officer or any Manager, or any manager, member, director, stockholder, partner, officer, representative or agent of any of the foregoing (each a “Covered Person” and collectively, the “Covered Persons”) shall be liable to the Company or any other Person that is a party to, or is otherwise bound by, this Agreement for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in connection with the business of the Company or any of its subsidiaries and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that, subject to the limitation on liability set forth in the Back-Up Management Agreement with respect to the Back-Up Manager or any Transitional Officer appointed by the Back-Up Manager, a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person’s bad faith, gross negligence or willful misconduct.

(ii) To the fullest extent permitted by applicable law, the Company shall indemnify, defend and hold harmless a Covered Person for any liability, loss, damage or claim incurred by such Covered Person, including reasonable attorney’s fees and costs and any amounts expended in the settlement of any such claims of liability, loss, damage or claim by reason of any act or omission performed or omitted by such Covered Person in connection with the business of the Company or any of its subsidiaries and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s bad faith, gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 20 by the Company shall be provided out of and to the extent of Company assets only, and the Member and any Special Members shall not have personal liability on account thereof; and provided further, that, notwithstanding any other provision of this Agreement, as long as the Indenture has not been terminated in accordance with its terms, the payment of any indemnity (or advance of expenses) from funds of the Company (as distinct from funds from other sources, such as insurance) under this Section 20 shall only be payable in accordance with the priorities set forth in Priority of Payments set forth in the Indenture. The Company may pay for insurance covering liability of the Covered Persons in operation of the Company’s affairs.

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(iii) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 20.

(iv) A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities or any other facts pertinent to the existence and amount of assets from which distributions to the Member might properly be paid.

(v) Until the date that is one year and one day after the date upon which the Indenture is terminated in accordance with the terms thereof, each Person bound by this Agreement shall agree, solely on account of any indemnification or other payment owing to such Covered Person by the Company under this Section 20, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or Governmental Authority for the purpose of commencing or sustaining an involuntary case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.

(vi) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Person, a Covered Person acting under this Agreement shall not be liable to the Company or to any other Person bound by this Agreement for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Company or any other Covered Person, except that a Covered Person shall not be exculpated from any such liability incurred by reason of such Covered Person’s gross negligence, bad faith or willful misconduct. The provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities of a Covered Person to the Company or its members otherwise existing at law or in equity, are agreed by the Member and the Special Member to replace such other duties and liabilities of such Covered Person.

(b) Amendment. The provisions of this Section 20 may be amended or repealed in accordance with Section 30; provided, however, that no amendment or repeal of such provisions that adversely affects the rights of any Covered Person under this Section 20 with respect to its acts or omissions at any time prior to such amendment or repeal shall apply to any Covered Person without its prior consent.

(c) Survival. The foregoing provisions of this Section 20 shall survive any termination of this Agreement.

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Section 21. Assignment. So long as the Indenture has not been terminated in accordance with its terms, the Member may not assign, pledge or hypothecate, in whole or in part, its limited liability company interest in the Company except as permitted under the Related Documents.

Section 22. Resignation. As long as the Indenture has not been terminated in accordance with its terms, the Member may not resign, except as permitted under the Related Documents. Notwithstanding Section 21, if the Member is permitted to resign pursuant to this Section 22, an additional Person shall be admitted as a Member to the Company, subject to Section 23, upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. Such admission shall be deemed effective immediately prior to the resignation and, immediately following such admission, the resigning Member shall cease to be a Member of the Company.

Section 23. Admission of Additional Members. Subject to Section 18, one or more additional Members of the Company may be admitted to the Company with the written consent of the Member; provided, however, that the Rating Agency Condition has been satisfied in connection with any such admission.

Section 24. Dissolution.

(a) Subject to Section 9(j), the Company shall be dissolved, and its affairs shall be wound up, upon the first to occur of the following: (i) the termination of the legal existence of the last remaining Member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company, unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company or that causes the Member to cease to be a member of the Company (other than upon continuation of the Company without dissolution upon the resignation of the Member and the admission of an additional member of the Company pursuant to Sections 22 and 23), to the fullest extent permitted by law, the personal representative (as such term is defined in the Act) of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of such member in the Company.

(b) Notwithstanding any other provision of this Agreement, the Bankruptcy of the Member or a Special Member shall not cause the Member or such Special Member, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the business of the Company shall continue without dissolution.

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(c) Notwithstanding any other provision of this Agreement, each of the Member and the Special Members waives any right it might have to agree in writing to dissolve the Company upon the Bankruptcy of the Member or such Special Member, or the occurrence of an event that causes the Member or such Special Member to cease to be a member of the Company.

(d) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.

(e) The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company, shall have been distributed to the Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.

Section 25. Waiver of Partition; Nature of Interest. Except as otherwise expressly provided in this Agreement, to the fullest extent permitted by law, each of the Member and the Special Members hereby irrevocably waives any right or power that such Person might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company. The Member shall not have any interest in any specific assets of the Company. The interest of the Member in the Company is personal property.

Section 26. Benefits of Agreement; No Third-Party Rights. Except as contemplated by the Related Documents, none of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company (other than Covered Persons) or by any creditor of the Member or any Special Members. Nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person (other than Covered Persons and except as provided in the last sentence of this Section 26, Section 33 and except as contemplated by the Related Documents). So long as any Series of Notes are Outstanding under the Indenture, the Back-Up Manager (including on behalf of the Transitional Officer) is an intended third-party beneficiary of Sections 7(b), 8, 9(b), 9(h), 9(j), 10, 11(g), 12, 19, 20, 29, 30 and 33 and may enforce such provisions.

Section 27. Severability of Provisions. Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement which are valid, enforceable and legal.

Section 28. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

Section 29. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to conflict or choice of law principles that would cause the application of the internal laws of any other jurisdiction), all rights and remedies being governed by said laws.

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Section 30. Amendments. Subject to Section 9(j), this Agreement may only be modified, altered, supplemented or amended (a) pursuant to a written agreement executed and delivered by the Member (except that no such modification, alteration, supplement or amendment may modify, alter, supplement or amend the rights, duties and limitations of the Independent Managers without the consent of all Independent Managers), (b) upon seven (7) days’ prior written notice to each Manager, (c) with the written consent of the Control Party (at the direction of the Controlling Class Representative), (d) upon prior written notice to the Rating Agencies and (e) (i) to cure any ambiguity contained in this Agreement or (ii) upon satisfaction of the Rating Agency Condition in connection with any such amendment (in the case of (c), (d) and (e), only for so long as the Indenture has not been terminated in accordance with its terms). So long as any Series of Notes are outstanding under the Indenture, none of Sections 7(b), 8, 9, 10, 12, 19, 20, 26, 29, 30 and/or 33 (in each case, solely to the extent related to the rights of the Back-Up Manager or a Transitional officer appointed thereby) nor Section 11(g) hereof may be modified, altered, supplemented, revoked or amended without the consent of the Back-Up Manager.

Section 31. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

Section 32. Notices. Any notices required to be delivered hereunder shall be in writing and personally delivered, mailed or sent by telecopy, electronic mail or other similar form of rapid transmission, and shall be deemed to have been duly given upon receipt (a) in the case of the Company, to the Company at its address in Section 2, (b) in the case of the Member, to the Member at its address as listed on Schedule B attached hereto and (c) in the case of either of the foregoing, at such other address as may be designated by written notice to the other party.

Section 33. Binding Agreement. Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement, including, without limitation, Sections 7, 8, 9, 10, 11(g), 12, 19, 20, 21, 22, 23, 24, 26, 29, 30 and 33, constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member in accordance with its terms. In addition, each Independent Manager shall be an intended beneficiary of this Agreement.

Section 34. Effectiveness. Pursuant to Section 18-201(d) of the Act, this Agreement shall be effective as of March 15, 2012.

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Second Amended and Restated Limited Liability Company Agreement as of the date first written above.

MEMBER:

DOMINO’S PIZZA MASTER ISSUER LLC

By:
Name: ~~Adam J. Gacek~~
Title: ~~Secretary~~

SPECIAL MEMBERS AND INDEPENDENT MANAGERS:

By:
Name: ~~Orlando C. Figueroa~~
Title: Independent Manager

By:
Name: ~~Benjamin B. Abedine~~
Title: Independent Manager

Domino’s - Second Amended and Restated LLC Agreement of Domino’s Pizza Franchising LLC

SCHEDULE A

Definitions

A. Definitions. When used in this Agreement, the following terms not otherwise defined herein have the following meanings:

“Act” shall have the meaning set forth in the preamble to this Agreement.

“Agreement” means this Second Amended and Restated Limited Liability Company Agreement of the Company, together with the schedules and exhibits attached hereto, as amended, restated, supplemented or otherwise modified from time to time.

“Back-Up Management Agreement” has the meaning set forth in the Indenture.

“Back-Up Manager” means FTI Consulting, Inc., a Maryland corporation, together with its successors and assigns, in its capacity as back-up manager pursuant to the Back-Up Management Agreement.

“Bankruptcy” means (a) an Event of Bankruptcy as defined in the Indenture, and (b) to the extent not inconsistent with, or modified by, such definition in the Indenture, the events specified in Section 18-304 of the Act, which together are intended to, and shall, replace and supersede the definition of “Bankruptcy” set forth in Sections 18-101 and 18-304 of the Act.

“Base Indenture” means the Base Indenture, dated as of March 15, 2012, among the Co-Issuers and the Trustee, as amended, restated, supplemented or otherwise modified from time to time, exclusive of Series Supplements.

“Board” or “Board of Managers” means the Board of Managers of the Company.

“Cause” means, with respect to an Independent Manager, (i) acts or omissions by such Independent Manager constituting fraud, dishonesty, negligence, misconduct or other deliberate action which causes injury to the Company or an act by such Independent Manager involving moral turpitude or a serious crime or (ii) that such Independent Manager no longer meets the definition of “Independent Manager” set forth in this Agreement.

“Certificate of Formation” means the Certificate of Formation of the Company filed with the Secretary of State of the State of Delaware on March 2, 2007, as amended, supplemented or otherwise modified from time to time.

“Company” means Domino’s Pizza Franchising LLC, a Delaware limited liability company.

“Continuity of Services” has the meaning set forth in the Management Agreement.

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“Covered Persons” has the meaning set forth in Section 20(a).

“Disentanglement” has the meaning set forth in the Management Agreement.

“Hot Back-Up Management Duties” has the meaning set forth in the Back-Up Management Agreement.

“Indenture” means the Base Indenture, together with all Series Supplements, as amended, supplemented or otherwise modified from time to time by any Series Supplements thereto in accordance with its terms.

“Independent Manager” means a natural Person who, (i) is not a stockholder or other Equity Interest holder (whether direct, indirect or beneficial), customer (except within the context of retail purchases), advisor, service provider (except with respect to other Securitization Entities) or supplier of the Member or any of its Affiliates (provided that indirect stock or other Equity Interest ownership of the Member or of any Affiliate by such Person through a mutual fund or similar diversified investment pool shall be permitted); (ii) is not and has not been at any time in the past five years an officer, manager, employee or director of the Parent Group; (iii) is not a member of the immediate family of a Person referred to in clauses (i) and (ii); (iv) is not a trustee, conservator or receiver for any member of the Parent Group; (v) has prior experience as an independent director/manager for a corporation/limited liability company involved in a structured financing transaction whose charter documents require the unanimous written consent of all independent directors/managers thereof before such corporation/limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy; ~~and~~ (vi) is provided by Corporation Service Company, CT Corporation, Lord Securities Corporation, National Registered Agents, Inc., Stewart Management Company, Wilmington Trust Company, Wilmington Trust SP Services, Inc., or, if none of those companies is then providing professional independent managers, another nationally-recognized company reasonably approved by the Trustee, in each case that is not an Affiliate of the Company and that provides professional independent managers and other corporate services in the ordinary course of its business; (vii) and (vi) is not a Person that directly or indirectly is or was a representative of, or has entered into a voting agreement with, or is or was affiliated with any creditor of the Company.

“Large Franchisor Exemption” means any exemption from certain registration requirements, under the applicable state franchise registration law, for franchisors meeting certain minimum net worth and other related requirements stated in the applicable state franchise registration law.

“Large Franchisor Reserve Amount” means the amount of money held by the Domestic Franchisor for purposes of qualifying for the Large Franchisor Exemption.

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“LLC Management Agreement” means any agreement executed by any Manager in the form attached hereto as Schedule C. Each LLC Management Agreement shall be deemed incorporated into, and a part of this Agreement.

“Managers” means the Persons elected to the Board of Managers from time to time by the Member, including the Independent Managers, in their capacity as a managers of the Company. A Manager is hereby designated as a “manager” of the Company within the meaning of Section 18-101(~~10~~12) of the Act.

“Management Agreement” has the meaning set forth in the Indenture.

“Manager Termination Event” has the meaning set forth in the Management Agreement.

“Manager Termination Notice” has the meaning set forth in the Management Agreement.

“Material Action” means to:

(i) file or consent to the filing of any bankruptcy, insolvency or reorganization petition under any applicable federal or state law relating to bankruptcy naming the Company as debtor or otherwise institute bankruptcy or insolvency proceedings by or against the Company or otherwise seek with respect to the Company relief under any laws relating to the relief from debts or the protection of debtors generally;

(ii) seek or consent to the appointment of a receiver, liquidator, conservator, assignee, trustee, sequestrator, custodian or any similar official for the Company or all or any portion of any of its properties;

(iii) make or consent to any assignment for the benefit of the Company’s creditors;

(iv) admit in writing the inability of the Company to pay its debts generally as they become due;

(v) consent to substantive consolidation with the Member or any Affiliate of the Member (other than any Securitization Entity);

(vi) sell, exchange, lease or otherwise transfer all or substantially all of the assets of the Company or consolidate or merge the Company with another Person whether by means of a single transaction or a series of related transactions;

(vii) amend this Agreement or the Certificate of Formation (except as required by law), except for amendments to this Agreement in circumstances where the consent of the Independent Managers is not required as provided under Section 9(j) or Section 30;

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(viii) to the fullest extent permitted by law, dissolve, liquidate or wind up the Company or approve of any proposal relating thereto;

(ix) to engage in any business activity other than the limited activities as provided under Section 7;

(x) to incur, create or assume an indebtedness other than as expressly permitted under the Related Documents; or

(xi) to increase or reclassify the membership interests of the Company or issue any additional membership interests of the Company.

“Member” has the meaning set forth in the preamble to this Agreement; provided, however, the term “Member” shall not include the Special Member.

“Officer” means an officer of the Company described in Section 11.

“Existing Limited Liability Company Agreement” has the meaning set forth in the preamble to this Agreement.

“Parent Group” means each shareholder and Equity Interest holder of the Member and any Affiliate thereof (other than a Securitization Entity), collectively.

“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, joint stock company, trust, unincorporated organization, Governmental Authority or other entity.

“Related Documents” has the meaning set forth in the Indenture.

“Requirements of Law” has the meaning set forth in the Indenture.

“Special Member” means, upon the admission to the Company as a member of the Company, any such Person acting as an Independent Manager who is designated pursuant to Section 5(c), such Person, in its capacity as a member of the Company. A Special Member shall only have the rights and duties expressly set forth in this Agreement.

“Successor Manager” has the meaning set forth in the Management Agreement.

“Transition Plan” has the meaning set forth in the Back-Up Management Agreement.

“Transitional Officer” has the meaning set forth in Section 11(g)(i) of this Agreement.

B. Rules of Construction. Definitions in this Agreement apply equally to both the singular and plural forms of the defined terms. The words “include” and “including” shall be deemed to be followed by the phrase “without limitation.” The terms “herein,” “hereof’ and “hereunder” and other words of similar import refer to this Agreement as a whole and not to

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any particular Section, paragraph or subdivision. The Section titles appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All Section, paragraph, clause, Exhibit or Schedule references not attributed to a particular document shall be references to such parts of this Agreement. All references to any agreement shall include such agreement as it may be amended, supplemented or otherwise modified from time to time hereafter in accordance with its terms.

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SCHEDULE B

Member

Name	Mailing Address	Initial Capital Contribution	Membership Interest
Domino’s Pizza Master Issuer LLC	24 Frank Lloyd Wright Drive P.O. Box 485 Ann Arbor, Michigan 48106	$1	100%

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SCHEDULE C

LLC Management Agreement

_______________ ____, _____

[_________]

Re:	LLC Management Agreement — Domino’s Pizza Franchising LLC

Ladies and Gentlemen:

For good and valuable consideration, each of the undersigned Persons, who have been designated as Managers of Domino’s Pizza Franchising LLC, a Delaware limited liability company (the “Company”), in accordance with the Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of March 15, 2012, as it may be further amended, restated, supplemented or otherwise modified from time to time (the “LLC Agreement”), hereby agree as follows:

Section 1. Each of the undersigned accepts such Person’s rights and authority as a Manager under the LLC Agreement and agrees to perform and discharge such Person’s duties and obligations as a Manager under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until such Person’s successor as a Manager is designated or until such Person’s resignation or removal as a Manager in accordance with the LLC Agreement. Each of the undersigned agrees and acknowledges that it has been designated as a “manager” of the Company within the meaning of the LLC Agreement, and the Delaware Limited Liability Company Act, as amended.

Section 2. Until the date that is one year and one day after the date upon which the Indenture is terminated in accordance with the terms thereof, each of the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or Governmental Authority for the purpose of commencing or sustaining an involuntary case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.

Section 3. THIS LLC MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO CONFLICT OR CHOICE OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION.

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Capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.

This LLC Management Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this LLC Management Agreement and all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the undersigned has executed this LLC Management Agreement as of the day and year first above written.

Manager

Manager

Manager

Independent Manager

Independent Manager

Accepted and agreed as of the date first above written:
[ ]

By:
Name:
Title:

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SCHEDULE D

Managers

1.	Russell J. ~~Patrick Doyle~~Weiner, Manager

2.	~~Michael T. Lawton~~Sandeep Reddy, Manager

3.	~~Adam J. Gacek~~Ryan K. Mulally, Manager

4.	~~Orlando C. Figueroa~~Albert J. Fioravanti, Independent Manager

5.	~~Benjamin B. Abedine~~Linda Ciaramella, Independent Manager

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SCHEDULE D

Officers

~~Officer Title~~	~~Officer Name~~

~~CEO~~President and Chief Executive Officer	Russell J. ~~Patrick Doyle~~Weiner

~~CFO,~~Executive Vice President and Chief Financial Officer	~~Michael T. Lawton~~Sandeep Reddy

~~Treasurer~~	~~Cristian Dersidan~~

Executive Vice President, General Counsel and Corporate Secretary	~~Adam J. Gacek~~Ryan K. Mulally

~~Assistant Treasurer~~	~~Mitch G. Hall~~

~~Assistant Secretary~~	~~Joe Devereaux~~

Vice President, ~~Corporate Controller and Assistant~~Chief Accounting Officer and Treasurer	~~Steven J. Goda~~Jessica L. Parrish

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Exhibit E-2

Model Operating Agreement Amendments (International Franchisor)

[See attached]

~~SECOND~~ THIRD AMENDED AND RESTATED CERTIFICATE OF ~~INCORPORATION~~

INCORPORATION OF

DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC.

Domino’s Pizza International Franchising Inc., a Delaware corporation (the “Corporation”), hereby certifies that this ~~Second~~Third Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), and that:

A. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on March 2, 2007 under the name “Domino’s Pizza International Franchisor Inc. The Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 13, 2007 to change the Corporation’s name from “Domino’s Pizza International Franchisor Inc.” to “Domino’s Pizza International Franchising Inc.” The first Amended and Restated Certificate of ~~Formation~~Incorporation was filed with the Secretary of State on April 13, 2007. The Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State on March 15, 2012.

B. By consent of the Board of Directors of the Corporation, resolutions were duly adopted, pursuant to Sections 141, 242 and 245 of the DGCL, setting forth a ~~second~~third amendment and restatement of the Certificate of Incorporation of the Corporation and declaring said amendment and restatement to be advisable. The sole stockholder of the Corporation duly adopted said proposed ~~second~~third amendment and restatement by written consent in accordance with Sections 228, 242 and 245 of the DGCL. This ~~Second~~Third Amended and Restated Certificate of Incorporation amends and restates the Second Amended and Restated Certificate of Incorporation~~,~~.

The Second Amended and Restated Certificate of Incorporation is hereby amended and ~~related~~restated to read in its entirety as follows:

FIRST. The name of the Corporation is Domino’s Pizza International Franchising Inc.

SECOND. The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The purposes to be conducted or promoted by the Corporation shall be to engage solely in the following activities:

(a) to license the Domino’s IP for use in the International Territory from the IP Holder pursuant to the International Franchisor IP License Agreement;

~~(b) to acquire the equity of Overseas Franchisor LLC and to assume the rights and obligations of Overseas Franchisor LLC by having Overseas Franchisor LLC merge with and into the Corporation (the “Contemplated Merger”):~~

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(b) ~~(c)~~ to enter into and serve as “franchisor” with respect to ~~all~~ International Franchise Arrangements;

(c) ~~(d)~~ to enter into and perform its obligations under Third-Party License Agreements related to the Domino’s Brand or any Future Brand;

(d) ~~(e)~~ to maintain the International Royalties Concentration Account, the Venezuelan Royalties Account, the Cayman Islands Royalties Account and the related Account Agreements;

(e) ~~(f)~~ to retain a Manager to manage its assets pursuant to a Management Agreement;

(f) ~~(g)~~ to guarantee, pursuant to the Guarantee and Collateral Agreement, the obligations of the Co-Issuers under the Indenture and the other Related Documents and any Notes issued thereunder;

(g) ~~(h)~~ to pledge substantially all of its assets to secure its guarantee of the Co-Issuers’ obligations under the Indenture and the other Related Documents and any Notes issued thereunder;

(h) ~~(i)~~ to enter into the other Related Documents to which it is a party;

(i) ~~(j)~~ to engage in certain other activities required or permitted under the Related Documents;

(j) ~~(k)~~ to incur obligations with respect to letters of credit issued under any Variable Funding Note Purchase Agreement to secure obligations of one or more Non-Securitization Entities if the Master Issuer receives a reasonable, arms-length fee from each such ~~Non-~~Non- Securitization Entity whose obligations are so secured;

(k) ~~(l)~~ to make distributions from time to time to any stockholder of the Corporation (each, a “Stockholder”) pursuant to this Third Amended and Restated Certificate of Incorporation; and

(l) ~~(m)~~ to engage in and perform any lawful act or activity and to exercise any powers permitted to corporations organized under the laws of the State of Delaware that are related or incidental to, and necessary, convenient or advisable for, the accomplishment of the ~~abovementioned~~above-mentioned purposes unless prohibited under the Related Documents.

As used herein, (a) “Base Indenture” means the Amended and Restated Base Indenture, dated as of March 15, 2012, among the Co-Issuers and the Trustee, as amended, supplemented or otherwise modified from time to time, exclusive of Series Supplements, and (b) “Indenture” means the Base Indenture, together with all Series Supplements, as amended, supplemented or otherwise modified from time to time by Supplements thereto in accordance with its terms.

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Capitalized terms used and not otherwise defined in this ~~Second~~Third Amended and Restated Certificate of Incorporation have the meanings assigned to such terms in the Indenture.

The Corporation shall not engage in any activities other than as permitted under this Article THIRD.

FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is 1,000. All such shares are to be Common Stock, par value of $.01 per share, and are to be of one class.

FIFTH. Unless and except to the extent that the by-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

SIXTH.

~~(a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.~~

(a) Subject to Article 6(d) hereof, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. At any time when there is a Transitional Director in office, (A) such Transitional Director (i) shall have no voting power on any matter presented to the Board of Directors other than with respect to the matters set forth in Article 6(d) hereof, in which case the Transitional Director shall have a number of votes equal to the total voting power of all other directors then in office plus one vote; (ii) shall not be entitled to notice of any meeting of the Board of Directors if the matters to be acted on at such meeting do not include any of the matters on which the Transitional Director is entitled vote; (iii) shall not be counted for purposes of determining whether a quorum is present at any meeting of the Board of Directors if the matters acted on at such meeting do not include any of the matters on which the Transitional Director is entitled to vote (such that a majority of the other directors who are entitled to vote on such matters shall constitute a quorum); and (iv) other than to the extent necessary to act and to vote on matters specifically set forth in Article 6(d), the Transitional Director shall otherwise have no authority to bind the Corporation, and (B) every reference in this Third Amended and Restated Certificate of Incorporation, the bylaws of the Corporation or any other agreement to which the Corporation is a party to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

(b) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the by-laws of the Corporation~~;~~: provided, however, that, as long as the Indenture has not been terminated in accordance with its terms, at all times the Board of Directors shall include at least two (2) ~~directors~~Independent Directors, each of whom is a natural Person and (i) is not a ~~stockholder~~Stockholder or holder of other Equity Interests (whether direct, indirect or beneficial), customer (except within the context of retail purchases), advisor, service provider (except with respect to other Securitization Entities) or supplier of the Corporation or any of its Affiliates (provided that indirect stock or other Equity Interest ownership of the Corporation or of any Affiliate by such Person through a

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mutual fund or similar diversified investment pool shall be permitted); (ii) is not and has not been at any time in the past five years an officer, employee or director of the Parent Group; (iii) is not a member of the immediate family of a Person referred to in clauses (i) and (ii); (iv) is not a trustee, conservator or receiver for any member of the Parent Group; (v) has prior experience as an independent director/manager for a corporation/limited liability company involved in a structured financing transaction whose charter documents require the unanimous vote or written consent of all independent directors/managers thereof before such corporation/limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy; and (vi) is provided by Corporation Service Company, CT Corporation, Lord Securities Corporation, National Registered Agents, Inc., Stewart Management Company, Wilmington Trust Company, Wilmington Trust SP Services, Inc., or, if none of those companies is then providing professional independent directors, another nationally-recognized company reasonably approved by the Trustee, in each case that is not an Affiliate of the Corporation and that provides professional independent directors and other corporate services in the ordinary course of its business (the “Independent Directors~~”~~’’). Notwithstanding the foregoing, an Independent Director may serve in similar capacities for other “special purpose” corporations or entities formed by the Master Issuer or any Affiliate thereof. The Independent Directors shall not delegate their duties, authorities or responsibilities hereunder. To the fullest extent permitted by law, including the DGCL, the Independent Directors shall consider only the interests of the Corporation and its creditors, and not its ~~stockholders~~Stockholders or Affiliates, in acting or otherwise voting on any ~~mater~~matter provided for in this ~~Second~~Third Amended and Restated Certificate of Incorporation; provided, however, that nothing contained in this sentence or in this ~~Second~~Third Amended and Restated Certificate of Incorporation shall in any way restrict the Corporation’s ability to make distributions to the extent such distributions are not prohibited by the DGCL. As long as the Indenture has not been terminated in accordance with its terms, unless otherwise restricted by law, the Independent Directors may not be removed unless it is for Cause. As long as the Indenture has not been terminated in accordance with its terms, to the fullest extent permitted by law, no resignation or removal of any Independent Director, and no appointment of any successor Independent Director, at any time when such resignation or removal would leave the Corporation without at least two (2) Independent Directors, shall be effective until a sufficient number of successors thereto shall each have accepted his or her appointment as an Independent Director. All right, power and authority of the Independent Directors shall be limited to the extent necessary to exercise those rights, and perform those duties, of the Independent Directors specifically set forth in this ~~Second~~Third Amended and Restated Certificate of Incorporation. No Independent Director shall at any time serve as trustee in bankruptcy for any affiliate of the Corporation. Notwithstanding any other provision of this ~~Second~~Third Amended and Restated Certificate of Incorporation to the contrary, each Independent Director, in its capacity as Independent Director, may only act, vote or otherwise participate in those matters referred to in Articles THIRD, SEVENTH, EIGHTH, TENTH and ELEVENTH. Notwithstanding anything to the contrary contained in this ~~Second~~Third Amended and Restated Certificate of Incorporation, for so long as the Indenture has not been terminated in accordance with its terms, no Independent Director shall be removed or replaced unless the Stockholders provide the Trustee and the

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Controlling Class Representative with no less than five (5) Business Days’ prior written notice, unless waived, of (a) any proposed removal of such Independent Director (including the finding of Cause), and (b) the identity of the proposed replacement Independent Director, together with a certification that such replacement satisfies the requirements for an Independent Director set forth in this ~~Second~~Third Amended and Restated Certificate of Incorporation; provided, however, that such notice requirement shall not apply in the event of the disability, incapacity or death of an Independent Director; provided that, at any time there is a Transitional Director, the Transitional Director shall have the authority, at the sole cost and expense of the Corporation, in accordance with Article 6(d) hereof to propose and appoint a replacement of the Independent Director if there a vacancy in the position of an Independent Director, within thirty (30) days of the commencement of any such vacancy (or such shorter period to the extent that the Transitional Director has reasonable ground to believe that the Corporation will not replace such Independent Director within such period) and in connection with the filling of the vacancy or vacancies by the Transitional Directors, the other directors of the Corporation shall not have the ability to vote or act in connection therewith. As a condition to the effectiveness of any such replacement or appointment, for so long as the Indenture has not been terminated in accordance with its terms, the Stockholders shall certify to the Corporation that the designated Person satisfies the criteria set forth in the definition of “Independent Director” and the Board of Directors shall acknowledge in writing, that in the Board of Directors’ reasonable judgment, the designated Person satisfies the criteria set forth in the definition of “Independent Director.”

(c) The Board of Directors shall not vote on any matter requiring the vote of the Independent Directors under this ~~Second~~Third Amended and Restated Certificate of Incorporation unless there are at least two (2) Independent Directors then serving in such capacity.

(d) Notwithstanding any provision in this Third Restated Certificate of Incorporation to the contrary:

(i) The Corporation shall not take any of the actions referred to in this Article 6(d)(i), without, in addition to any other vote required by law, the approval of the Transitional Director, if a Transitional Director is then in office: (A) exercise full inspection and audit rights and to protect the Collateral (as defined in the Indenture) and the condition and value thereof, (B) restructure and re-negotiate or terminate (or assist in restructuring and re-negotiating or terminating) one or more Related Documents previously entered into by the Corporation, (C) make and implement personnel decisions on behalf of the Corporation or advise the Corporation in making and implementing personal decisions on behalf of the Corporation, (D) hire or assist in hiring external consultants and other qualified Persons to facilitate operations on behalf of the Corporation, (E) implement the Transition Plan and (F) assist the Control Party in the liquidation of the Collateral to the extent such liquidation is permitted under the Related Documents and allowed or as directed to by the Trustee (at the direction of the Control Party (acting at the direction of the Controlling Class Representative)) under the Related Documents or applicable Requirements of Law, if reasonably necessary, subject to satisfaction of the applicable conditions to such actions under the applicable Related Documents. For the avoidance of doubt and notwithstanding anything to the contrary either in this Third Restated Certificate of Incorporation or in any Related Document, the Transitional Director shall, in no event, be required to assume any ownership interest in the Corporation or ownership in or to any of its assets, or to assume direct or indirect liability for any of them.

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(ii) Upon any vacancy in the position of an Independent Director that continues for at least thirty days (or such shorter period to the extent that the Transitional Director has reasonable ground to believe that the Corporation will not replace such Independent Director within such period), the Transitional Director shall have the authority, at the sole cost and expense of the Corporation, to appoint a replacement such Independent Director; provided, however, that any such replacement Independent Director shall satisfy the definition of “Independent Director” set forth in this Amended and Restated Certificate of Incorporation.

(iii) Provided (A) a Manager Termination Notice has been delivered with respect to the Manager pursuant to Section 6.1 of the Management Agreement, (B) a notice from the Trustee (as defined in the Management Agreement) to the Back-Up Manager has been delivered with respect to commencement of the Hot Back-Up Management Duties pursuant to Section 2.5 of the Back-Up Management Agreement, and (C) a notice to the Manager from the Back-Up Manager or a Successor Manager, in writing, that the Back-Up Manager or Successor Manager, as applicable, has reasonably determined that the Manager has failed to comply with its Disentanglement and/or Continuity of Services obligations set forth in Section 6.2 of the Management Agreement and at the sole and absolute discretion of the Back-Up Manager (without any obligation to do so), a Transitional Director has been designated by the Back-Up Manager or Successor Manager, as applicable, pursuant to the terms of the Back-Up Management Agreement, the number of directors constituting the Board of Directors will be automatically increased by one, which newly created directorship shall be the Transitional Director. If a Transitional Director has been designated, the Back-Up Manager shall give prompt written notice (within no more than two (2) Business Days (as defined in the Indenture)) thereto to each of the Servicer, the Control Party (each as defined in the Indenture) and the Trustee, inclusive of full contact information therefor. Once elected, the Transitional Director’s term shall end on the earlier of the first day on which (x) the Back-Up Manager no longer serves as Interim Successor Manager or (y) if a Successor Manager has been appointed, a complete Disentanglement has been effected or (z) the Back-Up Manager terminates the appointment of the Transitional Director, in its sole and absolute discretion, and concurrently with the end of such Transitional Director’s term, the number of directors constituting the Board of Directors will be automatically decreased by one.

(iv) The Corporation shall cause the Transitional Director to be covered by or otherwise named as a named insured, an “insured person”, an “executive” or an “individual insured”, as may apply, on its directors’ and officers’ insurance policy, if any, and, as reasonably requested by the Back-Up Manager, any other insurance maintained by the Corporation, in each case, to the extent required by, in accordance with, and subject to the terms and conditions of, the Related Documents and on terms acceptable to the Back-Up Manager.

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(v) To the fullest extent permitted by law, including the DGCL, the Transitional Director shall consider the interests of the Corporation, including its creditors, and the Stockholders of the Corporation and may consider the Back-Up Manager’s duties and obligations under the Back-Up Management Agreement, in carrying out its duties under this Third Restated Certificate of Incorporation.

As used in this Article SIXTH, (i) “Parent Group” means each shareholder and Equity Interest holder of the Master Issuer and any Affiliate thereof (other than the Corporation), collectively and (ii) “Cause” means with respect to an Independent Director, (a) acts or omissions by such Independent Director constituting fraud, dishonesty, negligence, misconduct or other deliberate action which causes injury to the Corporation or an act by such Independent Director involving moral turpitude or a serious crime or (b) that such Independent Director no longer meets the definition of “Independent Director” set forth in this ~~Second~~ Amended and Restated Certificate of Incorporation.

SEVENTH. Subject to Article TENTH, in furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to adopt, alter and repeal the by-laws of the Corporation, subject to the power of the Stockholders to alter or repeal any by-law whether adopted by them or otherwise; provided, however, that any such adoption, alteration or repeal by the Board of Directors that relates to or affects in any way the criteria for, qualifications or the requirement that the Corporation maintain at least two (2) Independent Directors, for so long as the Indenture has not been terminated in accordance with its terms, must receive the prior affirmative vote or written consent of the Independent Directors.

EIGHTH. This Article EIGHTH is being adopted in order to comply with certain provisions required in order to qualify the Corporation as a “special purpose” entity. The Corporation is to be operated in such a manner as the Board of Directors deems reasonable and necessary or appropriate to preserve the separateness of the Corporation from the business and affairs of the Stockholders and any Affiliate of the Stockholders, and until one year and one day after the Notes have been paid in full, to comply with the provisions of this Article EIGHTH.

The Corporation shall do all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory); provided, however~~, that the Corporation shall be permitted to enter in the Contemplated Merger without further action by the Board of Directors; and provided~~, ~~further~~, that the Corporation shall not be required to preserve any such right if the Board of Directors (including all Independent Directors) shall unanimously determine that the preservation thereof is no longer desirable for the conduct of the Corporation’s business and that the loss thereof would not be disadvantageous in any material respect to the Corporation. The Corporation also shall:

(a) maintain its own books and records and bank accounts (separate from any other Person, other than any other Securitization Entity) including preparation of separate financial statements in accordance with GAAP;

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(b) at all times hold itself out to the public as a legal entity separate from and not a division of any Stockholder or any other Person (other than any other Securitization Entity);

(c) in accordance with the terms hereof, ensure that the Board of Directors shall, at all times, have two (2) Independent Directors for so long as the Indenture has not been terminated in accordance with its terms;

(d) file its own tax returns, if any, as may be required under applicable law, to the extent it is (i) not part of a consolidated group filing a consolidated return or returns or (ii) not treated as a division, for tax purposes, of another taxpayer or otherwise disregarded for tax purposes, and pay any taxes so required to be paid under applicable law;

(e) except as contemplated by the Related Documents or with respect to any other Securitization Entity, not commingle its assets with assets of any other Person, including, without limitation, any Stockholder and any direct or ultimate parent of any Stockholder and hold all of its assets in its own name;

(f) conduct its own business in its own name;

(g) pay its own liabilities only out of its own funds;

(h) so long as the Indenture has not been terminated in accordance with its terms, maintain an arm’s length relationship with DPL and the Affiliates of DPL (other than any other Securitization Entity);

(i) pay the salaries of its own employees, its operating expenses and the fees and expenses of its agents, and maintain a sufficient number of employees in light of its contemplated business operations, if any;

(j) so long as the Indenture has not been terminated in accordance with its terms, not hold out its credit or assets as being available to satisfy the obligations of others nor guarantee or become obligated for the debts of any other entity other than any other Securitization Entity~~’~~ (except as contemplated or permitted by the Related Documents);

(k) allocate fairly and reasonably any overhead for shared office space;

(l) use separate stationery, invoices, checks and telephone and facsimile numbers separate from DPL and the Affiliates of DPL (other than any other Securitization Entity);

(m) so long as the Indenture has not been terminated in accordance with its terms, not pledge its assets for the benefit of any other Person (except as contemplated by the Related Documents);

(n) correct any known misunderstanding regarding its separate identity;

(o) maintain adequate capital in light of its contemplated business purposes, transactions and liabilities;

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(p) cause the Board of Directors to meet at least annually or act pursuant to written consent and keep minutes of such meetings and actions and observe all other Delaware corporate formalities;

(q) so long as the Indenture has not been terminated in accordance with its terms, not acquire any obligations or securities or other ownership interests of DPL or any Affiliate of DPL other than any other Securitization Entity (except as contemplated by the Related Documents);

(r) so long as the Indenture has not been terminated in accordance with its terms, not incur, create or assume any Indebtedness (except as permitted by the Related Documents or this ~~Second~~Third Amended and Restated Certificate of Incorporation);

(s) so long as the Indenture has not been terminated in accordance with its terms, not guarantee any obligation of any Person other than any other Securitization Entity or except as permitted by the Related Documents or this ~~Second~~Third Amended and Restated Certificate of Incorporation;

(t) so long as the Indenture has not been terminated in accordance with its terms, to the fullest extent permitted by law, not engage, directly or indirectly, in any business other than the actions required or permitted to be performed under the Related Documents or this ~~Second~~Third Amended and Restated Certificate of Incorporation;

(u) so long as the Indenture has not been terminated in accordance with its terms, to the fullest extent permitted by law, not engage in any dissolution, liquidation, consolidation, merger, asset sale or transfer of ownership interests other than such activities as are permitted by the Related Documents or this ~~Second~~Third Amended and Restated Certificate of Incorporation;

(v) so long as the Indenture has not been terminated in accordance with its terms, not make or permit to remain outstanding any loan or advance to, to own or acquire any stock or securities of, any Person other than any other Securitization Entity, except that (1) the Corporation may own membership interests in its Subsidiaries permitted under the Related Documents or this ~~Second~~Third Amended and Restated Certificate of Incorporation and may invest in those investments permitted under the Related Documents or this ~~Second~~Third Amended and Restated Certificate of Incorporation and may make any advance or loan permitted under the Related Documents or this ~~Second~~Third Amended and Restated Certificate of ~~incorporation~~Incorporation and permit the same to remain outstanding in accordance with such provisions, and (2) the Corporation also may hold Franchisee Promissory Notes;

(w) so long as the indenture has not been terminated in accordance with its terms, not form, acquire or hold any Subsidiary other than any other Securitization Entity except as permitted under the Related Documents;

(x) to the fullest extent permitted by law, cause the Directors, Officers, agents and other representatives of the Corporation to act at all times with respect to the Corporation consistently and in furtherance of the foregoing and in the best interest of the Corporation; and

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(y)	comply with the provisions of this ~~Second~~Third Amended and Restated Certificate of Incorporation~~,~~.

Failure of the Corporation, or the Board on behalf of the Corporation, to comply with the foregoing covenants or any other covenants set forth herein, shall not affect the status of the Corporation as a separate legal entity. In the absence of actual knowledge to the contrary, each ~~Member~~member of the Board shall be entitled to assume that the Manager is in compliance with its obligations under the Management Agreement.

NINTH. A director of the Corporation shall not be liable to the Corporation or its Stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

TENTH. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this ~~Second~~Third Amended and Restated Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon ~~stockholders~~Stockholders, directors or any other persons whomsoever by and pursuant to this ~~Second~~Third Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article~~;~~: provided that, for so long as the Indenture has not been terminated in accordance with its terms, this ~~Agreement~~Amended and Restated Certificate of Incorporation may only be amended, altered, changed or repealed with (a) the written consent of the Control Party (at the direction of the Controlling Class Representative), (b) upon prior written notice to the Rating Agencies and (c) (i) to cure any ambiguity contained in this ~~Agreement~~Amended and Restated Certificate of Incorporation or (ii) upon satisfaction of the Rating Agency Condition in connection with any such amendment; provided further, for so long as the Indenture has not been terminated in accordance with its terms, (a) none of Article THIRD, SIXTH, SEVENTH, EIGHTH, TENTH, ELEVENTH and TWELFTH (the “Restricted Articles”), shall be amended without the unanimous vote of the entire Board of Directors without any vacancies, including the two (2) Independent Directors, (b) the Corporation’s by-laws or any amendment, alteration or repeal thereof shall not in any manner be inconsistent with the Restricted Articles and (c) the Corporation shall not amend or change any provision of any Article that is not a Restricted Article so as to be inconsistent with the Restricted Articles. None of (i) Articles THIRD, SIXTH, EIGHTH, NINE and/or this Article TENTH (in each case, to the extent related to the rights of the Back-Up Manager or any Transitional Director appointed thereby) nor (ii) Article SIXTH(d) may be modified, altered, changed, supplemented, revoked or amended without the consent of the Back-Up Manager.

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ELEVENTH. Notwithstanding any other provision of this ~~Second~~Third Amended and Restated Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, for so long as the Indenture has not been terminated in accordance with its terms, the Corporation shall not do any of the following:

(a) engage in any activity other than as permitted by Article THIRD;

(b) to the fullest extent permitted by law, without the affirmative vote of one hundred percent (100%) of the entire Board of Directors without any vacancies (including the Independent Directors), (i) dissolve, liquidate or wind-up, in whole or in part, or approve any proposal relating thereto, (ii) except as permitted by the Related Documents, consolidate or merge with or into any other entity or (iii) except as provided in Article THIRD or as permitted by the Related Documents, sell, exchange, lease or otherwise transfer all or substantially all of the assets of the Corporation; and

(c) to the fullest extent permitted by law, without the affirmative vote of one hundred percent (100%) of the entire Board of Directors without any vacancies (including the Independent Directors), (i) file or consent to the filing of any bankruptcy, insolvency or reorganization petition under any applicable federal or state law relating to bankruptcy naming the Corporation as debtor or otherwise institute bankruptcy or insolvency proceedings by or against the Corporation or otherwise seek with respect to the Corporation relief under any laws relating to the relief from debts or the protection of debtors generally; (ii) seek or consent to the appointment of a receiver, liquidator, conservator, assignee, trustee, sequestrator, custodian or any similar official for the Corporation or all or any portion of any of its properties; (iii) make or consent to any assignment for the benefit of the Corporation’s creditors; (iv) admit in writing the inability of the Corporation to pay its debts generally as they become due; or (v) consent to substantive consolidation with the Stockholders or any Affiliate of the Stockholders;

provided, however, that as long as the Indenture has not been terminated in accordance with its terms, the Corporation shall provide written notice of any of the foregoing actions taken to each Rating Agency~~;~~.

~~provided, further, that notwithstanding the foregoing, the Corporation may take any actions in connection with the Contemplated Merger and may enter into the Contemplated Merger.~~

To the fullest extent permitted by law, when voting on whether the Corporation will take any action described in paragraph (c) above, each director shall owe its primary fiduciary duty or other obligation to the Corporation (including, without limitation, the creditors of the Corporation) and not to the Stockholders.

TWELFTH. The Corporation may declare dividends to be paid to holders of shares of capital stock of the Corporation out of funds legally available for the payment of dividends at the times and in the aggregate amounts determined by the Board of Directors and may be made pursuant to a standing resolution of the Board; provided, however, subject to the existence of legally available funds and subject to Article Sixth(c), dividends shall be made no less frequently than on each Weekly Allocation Date in an amount equal to the Free Cash Flow for the applicable Weekly Collection Period.

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IN WITNESS WHEREOF, the Corporation has caused this Third Amended and Restated Certificate of Incorporation to be signed by the undersigned, a duly authorized officer ~~thereof~~of the Corporation, this    5th, day of ~~August~~September, ~~2021~~2025.

~~DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC.~~

~~By:~~
~~Name:~~	~~Stuart A. Levy~~
~~Title:~~	~~Executive Vice President and  Chief Financial Officer~~

DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC,

By:
Name:
Title: